                             485BPOS
                     Post-Effective Amendment

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549

                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [ ]

     Post-Effective Amendment No. 25                                  [X]

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 25                                                 [X]

                        (Check appropriate box or boxes.)

                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
       _________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)

                  4500 Main Street, Kansas City, MO 64141-6200
       _________________________________________________________________
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (816) 531-5575

       David C. Tucker, Esq., 4500 Main Street, Kansas City, MO 64141-6200
       ___________________________________________________________________
                     (Name and Address of Agent for Service)

  Approximate Date of Proposed Public Offering:  April 1, 2002

 It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on April 1, 2002 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

Your
AMERICAN CENTURY
prospectus

INVESTOR CLASS     April 1, 2002

Life Sciences Fund

Technology Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
TELLS YOU OTHERWISE IS COMMITTING A CRIME.

American Century Investment Services, Inc.

                                [american century logo and text logo (reg. sm)]

Dear Investor,

American Century is committed to helping people make the most of their financial opportunities. That's why we are focused on achieving superior results and building long-term relationships with investors. We believe our relationship with you begins with providing a prospectus that's easy to read, and more importantly, that gives you the information you need to have confidence in the investment decisions you have made or are soon to make.

This year you'll find some new information in your Prospectus to take note of.
The Securities and Exchange Commission (SEC) has adopted a rule requiring mutual funds to disclose standardized after-tax returns. We've added this information to the Fund Performance History section. It is included to help you understand the impact that taxes may have on mutual fund performance. Please note that disclosure of after-tax returns is not required for money market funds or funds offered only in tax-deferred accounts, such as variable annuities.

Naturally, you may have questions about investing after you read through the
Prospectus. Our Web site, www.americancentury.com, offers information that could answer many of your questions. Or, an Investor Relations Representative will be happy to help weekdays, 7 a.m. to 7 p.m., and Saturdays, 9 a.m. to 2 p.m.
Central time. Give us a call at 1-800-345-2021.

Sincerely,

/s/Mark Killen
Mark Killen
Senior Vice President
American Century Investment Services, Inc.

[left margin]

                 [american century logo and text logo (reg. sm)]

                                American Century
                                  Investments

                                P.O. Box 419200
                                Kansas City, MO
                                   64141-6200

[right margin]

Throughout this book you'll find definitions of key investment terms and phrases. When you see a word printed in GREEN ITALICS, look for its definition in the margin.

[triangle]  This symbol highlights special information and helpful tips.

AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek capital growth.

WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

LIFE SCIENCES - The fund managers look for stocks of growing U.S. and foreign companies that engage in the business of providing products and services that help promote personal health and wellness.

TECHNOLOGY - The fund managers look for stocks of growing U.S. and foreign companies with business operations in the technology and
telecommunications-related sectors. These companies include those that the fund managers believe will benefit significantly from advances or improvements in technology.

The investment strategy of these funds is based on the belief that, over the long term, stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value over time. A more detailed description of American Century's growth investment style and the funds'
investment strategies and risks begins on page 7 for Life Sciences and page 10 for Technology.

The funds' principal risks include

*  MARKET RISK - The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

*  PRICE VOLATILITY - The value of a fund's shares may fluctuate significantly in the short term.

*  CONCENTRATION (LIFE SCIENCES) - Life Sciences will focus on the medical and healthcare industry and related industry groups. Because of this, companies in the fund's portfolio may react similarly to market developments, such as government regulation, subsidies, or technological advancements. As a result, the fund's net asset value may be more volatile than that of less concentrated funds.

*  CONCENTRATION (TECHNOLOGY) - Technology will focus on the technology and telecommunications industries and related industry groups. Because of this, companies in the fund's portfolio may react similarly to market developments.
   As a result, the fund's net asset value may be more volatile than that of less concentrated funds.

*  PRINCIPAL LOSS - At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

2

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a good investment if you are

*  seeking long-term capital growth potential from your investment

*  seeking diversification of your investment portfolio through investment in life sciences-related companies (Life Sciences)

*  seeking diversification of your investment portfolio through investment in technology and telecommunications-related companies (Technology)

*  comfortable with the risks associated with investing in U.S. and foreign securities

*  comfortable with the risks associated with investing in life sciences-related
   (Life Sciences) or technology and telecommunications-related (Technology)
   companies

*  comfortable with the funds' short-term price volatility

*  investing through an IRA or other tax-advantaged retirement plan

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are

*  seeking current income from your investment

*  investing for a short period of time

*  uncomfortable with the risks associated with these funds

*  uncomfortable with short-term volatility in the value of your investment

[right margin]

[triangle]
An investment in the funds is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                                                                              3

FUND PERFORMANCE HISTORY

Annual Total Returns

The following bar chart shows the performance of the funds' Investor Class shares for each full calendar year in the life of the fund. It indicates the volatility of the funds' historical returns from year to year. Account fees are not reflected in the chart below. If they had been included, returns would be lower than those shown.

[bar chart data below]

                  Life Sciences Fund              Technology Fund
2001                   -7.76                           -35.63

The highest and lowest quarterly returns for the period reflected in the bar chart are:

                        Highest                        Lowest
--------------------------------------------------------------------------------
Life Sciences           14.32% (2Q 2001)               -14.36% (1Q 2001)
--------------------------------------------------------------------------------
Technology              23.56% (4Q 2001)               -33.53% (1Q 2001)

Average Annual Total Returns

The following table shows the average annual total returns of the funds' shares calculated three different ways.

Return Before Taxes shows the actual change in the value of the fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale  of fund shares. The two after-tax returns take into account taxes that may be associated with owning the fund shares. Return After
Taxes on Distributions is a fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during  the periods shown. Return After
Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

[left margin]

[triangle]
The performance information on this page is designed to help you see how fund returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

[triangle]
For current performance information, please call us at 1-800-345-2021 or visit us at www.americancentury.com.

4

The benchmarks are unmanaged indices that have no operating costs and are included in the table for performance comparison.

For the calendar year ended December 31, 2001           1 year   Life of Fund(1)
--------------------------------------------------------------------------------
Life Sciences

Return Before Taxes                                     -7.76%        0.24%

Return After Taxes on Distributions                     -8.68%       -0.43%

Return After Taxes on Distributions
   and Sale of Fund Shares                              -4.72%       -0.13%

S&P 500 Index                                          -11.87%      -13.50%
   (reflects no deduction for fees, expenses or taxes)

S&P SuperComposite 1500 Health Care Index              -11.50%       -1.37%
   (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
Technology

Return Before Taxes                                    -35.63%      -42.94%

Return After Taxes on Distributions                    -35.63%      -42.96%

Return After Taxes on Distributions
   and Sale of Fund Shares                             -21.70%      -33.30%

S&P 500 Index                                          -11.87%      -13.50%
   (reflects no deduction for fees, expenses or taxes)

S&P SuperComposite1500 Technology Index                -22.13%      -39.94%
   (reflects no deduction for fees, expenses or taxes)

(1)  The inception date for the funds is June 30, 2000.

                                                                              5

FEES AND EXPENSES

There are no sales loads, fees or other charges

*  to buy fund shares directly from American Century

*  to reinvest dividends in additional shares

*  to exchange into the Investor Class shares of other American Century funds

*  to redeem your shares other than a $10 fee to redeem by wire

The following table describes the fees and expenses you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Account Maintenance Fee                             $25(1)

(1)  Applies only to investors whose total investments with American Century are less than $10,000. See Account Maintenance Fee under Investing with
     American Century for more details.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                      Management     Distribution and        Other          Total Annual Fund
                      Fee(1)         Service (12b-1) Fees    Expenses(2)    Operating Expenses
------------------------------------------------------------------------------------------------
Life Sciences Fund    1.50%          None                    0.00%          1.50%
------------------------------------------------------------------------------------------------
Technology Fund       1.50%          None                    0.00%          1.50%

(1)  Based on expenses incurred by all classes of the funds during the funds'
     most recent fiscal year. The funds have stepped-fee schedules. As a result, the funds' management fee rates generally decrease as fund assets increase and increase as fund assets decrease.

(2)  Other expenses, which include the fees and expenses of the funds'
     independent directors and their legal counsel, as well as interest, were less than 0.005% for the most recent fiscal year.

EXAMPLE

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .

*  invest $10,000 in the fund

*  redeem all of your shares at the end of the periods shown below

*  earn a 5% return each year

*  incur the same operating expenses as shown above

.. . . your cost of investing in the fund would be:

                            1 year       3 years       5 years        10 years
-------------------------------------------------------------------------------
Life Sciences Fund          $152         $472          $814           $1,778
-------------------------------------------------------------------------------
Technology Fund             $152         $472          $814           $1,778

[left margin]

[triangle]
Use this example to compare the costs of investing in other funds. Of course, your actual costs may be higher or lower.

6

OBJECTIVES, STRATEGIES AND RISKS

LIFE SCIENCES FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The fund seeks capital growth.

HOW DOES THE FUND PURSUE ITS INVESTMENT OBJECTIVE?

The fund managers will typically look for stocks of growing companies in the life  sciences sector. To achieve its objective, the fund invests at least 80%
of its assets in companies that engage in the business of providing products and services that help promote health and wellness. Life science companies generally own, operate or support healthcare facilities (including, among others, hospitals, outpatient surgery facilities,  dialysis centers; dental centers and physical therapy centers); design, manufacture or sell pharmaceuticals, bio-pharmaceuticals, medical research facilities, and medical devices  and supplies; or may provide biotechnology needed to improve agriculture, aquaculture, forestry, chemicals, household products and cosmetics/personal care products, environmental cleanup, food processing, and forensic medicine. The fund may invest in U.S. and  foreign companies of any size.

Sometimes a company will engage in multiple lines of business. We will generally consider a company to be in the life sciences sector if

*  at least 50% of its gross income or net assets come from activities in the sector;

*  at least 50% of its assets are devoted to producing revenues from the sector;
   or

*  based on other information we obtain, we determine that its primary business should be categorized within the sector.

Using a growth investment strategy, the fund managers look for stocks of companies  they believe will increase in value over time. This strategy looks for companies with  earnings and revenues that are not only growing, but growing at a successively faster,  or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the fund. This means that the managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain accelerating growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund managers invest in companies that experience a change in their business that may stimulate future revenue and earnings acceleration and lead to positive investor perception.  The change typically is the result of key events including: entry into a new market,  development of a new product, obtaining a new patent or license, or the presentation of clinical data showing efficacy for a new drug or medical device. The fund managers also believe that it is important to diversify the fund's holdings across geographical regions and different countries. For this reason, the fund managers also consider the prospects for  relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations, and tax considerations when making investments.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested regardless of the movement of the market generally.

[right margin]

[triangle]
Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

                                                                             7

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund will usually purchase equity securities of both U.S. and foreign companies.  This fund can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward  currency exchange contracts, nonleveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Although not a primary investment strategy of the fund, in the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest  all or a substantial portion of its assets in cash or high-quality, short-term debt securities. To the extent the fund assumes a defensive position, it will not be pursuing its objective  of capital growth.

When the managers believe it is prudent or if they are unable to find securities that satisfy the fund's primary investment strategy, the fund may invest a portion of its assets in convertible debt securities, foreign securities, short-term securities, equity-equivalent  securities, nonleveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets  remain liquid while performing more like stocks. The fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the managers cannot leverage the fund's assets by investing in a derivative security. A complete description of the derivatives policy is included in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The fund will focus its investments among companies in the life sciences sector.
Because those investments are concentrated in a comparatively narrow segment of the total market, the fund's investments are not as diversified as those of many other mutual funds. Because of this, companies in the fund's portfolio may react similarly to market developments, such as government regulation, subsidies or technological advancements. This means that the fund's net asset value may be more volatile than that of less concentrated funds. As a result, the value of an investment in the fund may rise or fall rapidly.

In addition, the fund is nondiversified. This means that the fund's managers may choose to invest in a relatively small number of securities. If so, a price change in any one of  these securities may have a greater impact on the fund's share price than would be the case if the fund were diversified. Although the fund's managers expect it will ordinarily invest in enough securities to qualify as a diversified fund, its nondiversified status gives them more flexibility to invest heavily in the most attractive companies identified by the fund's methodology.

Many faster-growing life sciences companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products. Many  of these companies' activities are funded or subsidized by government grants or other funding, which may be reduced or withdrawn. Changes in government regulation also can have an impact on a company's profitability and/or stock price. Continuing technological advances may mean rapid obsolescence of key products and services. These business uncertainties may increase the volatility of the prices for these companies' securities.

8

In addition to publicly traded securities, the fund may invest up to 15% of its assets in privately placed securities. These securities may be considered illiquid if they cannot be sold in seven days at approximately the price at which the fund is valuing them. Privately placed securities are valued by the manager pursuant to procedures established by the fund's Board of Directors.

The fund managers may buy a large amount of a company's stock quickly and may dispose of it quickly if it no longer meets their investment criteria. While the managers believe this strategy provides substantial appreciation potential over the long term, in  the short term it can create a significant amount of portfolio turnover and share price volatility. This portfolio turnover and share price volatility can be greater than that of  the average stock fund. Higher portfolio turnover leads to higher brokerage costs, which are borne by the fund.
Portfolio turnover also may affect the character of capital gains  realized and distributed by the fund, if any, because short-term capital gains are taxable as ordinary income.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund's style, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

The fund may invest in companies regardless of size, which means it may invest in  smaller U.S. and foreign companies. Investing in securities of smaller companies generally presents unique risks. Smaller companies may have limited resources, trade less frequently and have less publicly available information.
They also may be more sensitive  to changing political and economic conditions.
These factors may cause investments in smaller companies to experience more price volatility.

The fund may invest in securities of foreign companies. Foreign investment involves  additional risks, including fluctuations in currency exchange rates, less stable political  and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing  in U.S. securities.
Because the fund managers intend to invest the fund's assets primarily in U.S.
securities, the risks associated with foreign investments are not considered to be principal risks of investing in the fund. To the extent the fund invests in foreign securities, the overall risk of the fund, however, could be affected.

The fund's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on the fund's performance depends on the strength of the  IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

These and other risks of investing in the fund are more fully described in the fund's Statement of Additional Information.

                                                                              9

TECHNOLOGY FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The fund seeks capital growth.

HOW DOES THE FUND PURSUE ITS INVESTMENT OBJECTIVE?

The fund managers will typically look for stocks of growing companies in the technology and telecommunications-related sector. To achieve its objective, the fund invests at least 80% of its assets in companies that the fund managers believe are principally engaged in offering, using or developing products, processes or services that provide or will benefit significantly from technological advancements or improvements. The fund managers consider technology and telecommunications-related industries to include among others, computers (including software, products and electronic components), semiconductors, networking, internet and on-line service providers, office automation, telecommunications, telecommunications equipment, environmental services, media and information services, electronics, and defense and aerospace. The fund may invest in U.S. and foreign companies of any size.

Sometimes a company will engage in multiple lines of business. We will generally consider a company to be in the technology and telecommunications-related sector if

*  at least 50% of its gross income or net assets come from activities in the sector;

*  at least 50% of its assets are devoted to producing revenues from the sector;
   or

*  based on other information we obtain, we determine that its primary business should be categorized within the sector.

Using a growth investment strategy, the fund managers look for stocks of companies  they believe will increase in value over time. This strategy looks for companies with  earnings and revenues that are not only growing, but growing at a successively faster,  or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the fund. This means that the managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain accelerating growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund managers may invest in companies that experience a change in their business that may stimulate future revenue and earnings acceleration and lead to positive investor perception. The change typically is the result of key events including:
entry into a new market, development of a new product, obtaining a new patent or license. The fund managers  also believe that it is important to diversify the fund's holdings across geographical regions and different countries. For this reason, the fund managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations, and tax considerations when making investments.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested regardless of the movement of the market generally.

[left margin]

[triangle]
Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

10

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund will usually purchase equity securities of both U.S. and foreign companies.  This fund can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward  currency exchange contracts, nonleveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Although not a primary investment strategy of the fund, in the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest  all or a substantial portion of its assets in cash or high-quality, short-term debt securities. To the extent the fund assumes a defensive position, it will not be pursuing its objective of capital growth.

When the managers believe it is prudent or if they are unable to find securities that satisfy the fund's primary investment strategy, the fund may invest a portion of its assets in convertible debt securities, foreign securities, short-term securities, equity-equivalent  securities, nonleveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets  remain liquid while performing more like stocks. The fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the managers cannot leverage the fund's assets by investing in a derivative security. A complete description of the derivatives policy is included in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The fund will focus its investments among companies in the technology and telecommunications-related sector. Because those investments are concentrated in a comparatively narrow segment of the total market, the fund's investments are not as  diversified as many other mutual funds. Because of this, companies in the fund's portfolio may react similarly to market developments, such as government regulation, subsidies,  or technological advancements. This means that the fund's net asset value may be more volatile than that of less concentrated funds. As a result, the value of an investment in  the fund may rise or fall rapidly.

In addition, the fund is nondiversified. This means that the fund's managers may choose to invest in a relatively small number of securities. If so, a price change in any one of  these securities may have a greater impact on the fund's share price than would be the case if the fund were diversified. Although the fund's managers expect it will ordinarily invest in enough securities to qualify as a diversified fund, its nondiversified status gives them more flexibility to invest heavily in the most attractive companies identified by the fund's methodology.

Many faster-growing technology and telecommunications-related companies have limited operating histories. Continuing technological advances may mean rapid obsolescence of key products and services. These business uncertainties may increase the volatility of the prices for these companies' securities.

In addition to publicly traded securities, the fund may invest up to 15% in privately  placed securities. These securities may be considered illiquid if they cannot be sold in seven days at approximately the price at which the fund is valuing them. Privately placed securities are valued by the manager pursuant to procedures established by the fund's Board of Directors.

                                                                              11

The fund managers may buy a large amount of a company's stock quickly, and may dispose of it quickly if it no longer meets their investment criteria. While the managers believe this strategy provides substantial appreciation potential over the long term, in  the short term it can create a significant amount of portfolio turnover and share price volatility. This portfolio turnover and share price volatility can be greater than that of  the average stock fund. Higher portfolio turnover leads to higher brokerage costs, which are borne by the fund.
Portfolio turnover also may affect the character of capital gains  realized and distributed by the fund, if any, because short-term capital gains are taxable as ordinary income.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund's style, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

The fund may invest in companies regardless of size, which means it may invest in  smaller U.S. and foreign companies. Investing in securities of smaller companies generally presents unique risks. Smaller companies may have limited resources, trade less frequently and have less publicly available information.
They also may be more sensitive  to changing political and economic conditions.
These factors may cause investments in smaller companies to experience more price volatility.

The fund may invest in securities of foreign companies. Foreign investment involves  additional risks, including fluctuations in currency exchange rates, less stable political  and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing  in U.S. securities.
Because the fund managers intend to invest the fund's assets primarily in U.S.
securities, the risks associated with foreign investments are not considered to be principal risks of investing in the fund. To the extent the fund invests in foreign securities, the overall risk of the fund, however, could be affected.

The fund's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on the fund's performance depends on the strength of the  IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

These and other risks of investing in the fund are more fully described in the fund's Statement of Additional Information.

12

MANAGEMENT

WHO MANAGES THE FUNDS?

The Board of Directors, investment advisor and fund management teams play key roles in the management of the funds.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Directors does not manage the funds, it has hired an investment advisor to do
so. More than two-thirds of the directors are independent of the funds' advisor;
that is, they are not employed by and have no financial interest in the advisor.

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc.
The advisor has been managing mutual funds since 1958 and is headquartered at
4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provided to the funds during the most recent fiscal year, the advisor received a unified management fee based on a percentage of the average net assets of each fund. The amount of the management fee for the
Investor Class is calculated daily and paid monthly in arrears, taking into account the average net assets of all classes of a fund.

Out of each fund's fee, the advisor paid all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of each fund's management fee may be paid by the fund's advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Funds to the Advisor as a Percentage of Average  Net
Assets for the Most Recent Fiscal Year Ended November 30, 2001
--------------------------------------------------------------------------------
Life Sciences                                               1.50%
--------------------------------------------------------------------------------
Technology                                                  1.50%

                                                                             13

THE FUND MANAGEMENT TEAMS

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts to manage the funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment teams are identified below.

Life Sciences

ARNOLD K. DOUVILLE

Mr. Douville, Vice President and Senior Portfolio Manager, has been a member of the team that manages Life Sciences since its inception in June 2000. Before joining American Century in 1997, he served as Senior Portfolio Manager for
Munder Capital Management from September 1989 to October 1997. He has a bachelor's degree in economics from  the U.S. Air Force Academy and an MBA in finance, statistics and economics from the University of Chicago.

CHRISTY TURNER

Ms. Turner, Vice President and Portfolio Manager, has been a member of the team that manages Life Sciences since its inception in June 2000. Prior to that, she worked for four years as an investment analyst for the health care sector for other American Century equity funds, including Ultra, Select, New Opportunities and Giftrust. Before joining American Century in 1996, she worked as an investment analyst for First Chicago  Investment Management Company and as an
audit manager for KPMG Peat Marwick.  She has a bachelor's degree in accounting from the University of Central Florida and an MBA in finance from the University of North Carolina. She is a CFA charterholder.

Technology

CHRISTOPHER K. BOYD

Mr. Boyd, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages Technology since its inception in June 2000. With the exception of 1997, he has been with American Century since March 1988 and has served as a Portfolio Manager since December 1992. During 1997 he was in private practice as an investment advisor. He has a bachelor of science from the
University of Kansas and an MBA from Dartmouth College. He is a CFA charterholder.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies contained in the Statement of Additional
Information and the investment objective of the funds may not be changed without shareholder approval. The Board of Directors may change any other policies and investment strategies.

[left margin]

[triangle]
CODE OF ETHICS

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people  who manage the funds.
Among  other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.

14

INVESTING WITH AMERICAN CENTURY

SERVICES AUTOMATICALLY AVAILABLE TO YOU

Most accounts automatically will have access to the services listed below when the account is opened. If you do not want these services, see Conducting
Business in Writing. If you have questions about the services that apply to your account type, please call us.

CONDUCTING BUSINESS IN WRITING

If you prefer to conduct business in writing only, you can indicate this on the account application. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with  signatures guaranteed for redemptions in excess of $100,000). If you want to add services later, you can complete an Investor
Service Options form. By choosing this option, you  are not eligible to enroll for exclusive online account management to waive the account maintenance fee.
See Account Maintenance Fee in this section.

WAYS TO MANAGE YOUR ACCOUNT
--------------------------------------------------------------------------------
BY TELEPHONE

Investor Relations
1-800-345-2021

Business, Not-For-Profit
and Employer-Sponsored
Retirement Plans
1-800-345-353

Automated Information Line
1-800-345-8765

OPEN AN ACCOUNT

If you are a current investor, you can open an account by exchanging shares from another American Century account.

EXCHANGE SHARES

Call or use our Automated Information Line if you have authorized us to accept telephone instructions.

MAKE ADDITIONAL INVESTMENTS

Call or use our Automated Information  Line if you have authorized us to invest from  your bank account.

SELL SHARES

Call a Service Representative.

--------------------------------------------------------------------------------
ONLINE

www.americancentury.com

OPEN AN ACCOUNT

If you are a current or new investor, you can  open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century account.

EXCHANGE SHARES

Exchange shares from another American Century account.

MAKE ADDITIONAL INVESTMENTS

Make an additional investment into an established American Century account if you have authorized us to invest from your bank account.

SELL SHARES*

Redeem shares and proceeds will be electronically transferred to your authorized bank account.

*Online redemptions up to $25,000 per day.

--------------------------------------------------------------------------------
BY MAIL OR FAX

P.O. Box 419200
Kansas City, MO 64141-6200

Fax
816-340-7962

OPEN AN ACCOUNT

Send a signed, completed application and check or money order payable to
American Century Investments.

EXCHANGE SHARES

Send written instructions to exchange your shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don't have an investment slip, include your name, address and account number on your check or money order.

SELL SHARES

Send written instructions or a redemption form to sell shares. Call a Service
Representative to request a form.

                                                                              15

YOUR RESPONSIBILITY FOR UNAUTHORIZED TRANSACTIONS

American Century and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other  information, and sending confirmation of transactions. If we follow these procedures,  we are not responsible for any losses that may occur due to unauthorized instructions.  For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

YOUR GUIDE TO SERVICES AND POLICIES

When you open an account, you will receive a services guide, which explains the services available to you and the policies of the funds and the transfer agent.

--------------------------------------------------------------------------------
WAYS TO MANAGE YOUR ACCOUNT

AUTOMATICALLY

OPEN AN ACCOUNT

Not available.

EXCHANGE SHARES

Send written instructions to set up an automatic exchange of your shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

With the automatic investment privilege, you can purchase shares on a regular basis. You must invest at least $600 per year per account.

SELL SHARES

If you have at least $10,000 in your account, you may sell shares automatically by establishing Check-A-Month or Automatic Redemption plans.

--------------------------------------------------------------------------------
BY WIRE

[triangle] Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

OPEN AN ACCOUNT

Call to set up your account or mail a completed application to the address provided in the By mail section. Give your bank the following information to wire money.

* Our bank information
        Commerce Bank N.A.
        Routing No. 101000019
        Account No. Please call for the appropriate account number
* The fund name
* Your American Century account number, if known*
* Your name
* The contribution year (for IRAs only)

*For additional investments only

MAKE ADDITIONAL INVESTMENTS

Follow the wire instructions provided in the Open an account section.

SELL SHARES

You can receive redemption proceeds by wire or electronic transfer.

EXCHANGE SHARES

Not available.

--------------------------------------------------------------------------------
IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor
Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

4500 Main St                          4917 Town Center Drive
Kansas City, Missouri                 Leawood, Kansas
8 a.m. to 5:30 p.m., Monday - Friday  8 a.m. to 6 p.m., Monday - Friday
                                      8 a.m. to noon, Saturday

1665 Charleston Road                  10350 Park Meadows Drive
Mountain View, California             Littleton, Colorado
8 a.m. to 5 p.m., Monday - Friday     8:30 a.m. to 5:30 p.m., Monday - Friday

16

MINIMUM INITIAL INVESTMENT AMOUNTS

To open an account, the minimum investments are:
--------------------------------------------------------------------------------
Individual or Joint                                         $2,500
--------------------------------------------------------------------------------
Traditional IRA                                             $1,000(1)
--------------------------------------------------------------------------------
Roth IRA                                                    $1,000(1)
--------------------------------------------------------------------------------
Education IRA                                               $2,000
--------------------------------------------------------------------------------
UGMA/UTMA                                                   $2,500
--------------------------------------------------------------------------------
403(b)                                                      $1,000(2)
--------------------------------------------------------------------------------
Qualified Retirement Plans                                  $2,500(3)

(1)  Effective May 1, 2002, the minimum initial investment amounts for traditional and Roth IRAs will be raised to $2,500.

(2)  For each fund you select for your 403(b) plan, American Century will waive the fund minimum if you make a contribution of at least $50 a month. If your contribution is less than $50 a month, you may make only one fund choice.

(3)  The minimum initial investment requirements may be different for some types of retirement accounts.

ACCOUNT MAINTENANCE FEE

We charge a $12.50 semiannual account maintenance fee to investors whose total investments with American Century are less than $10,000. We will determine the amount of your total investments twice per year, generally the last Friday in
October and April. If your total investments are less than $10,000 at that time, we will redeem shares automatically in one of your accounts to pay the $12.50 fee. Please note that you may incur a tax liability as a result of the redemption. In determining your total investment amount, we will include your investments in American Century funds held in all PERSONAL ACCOUNTS and IRAs including SEP-, SARSEP- and SIMPLE-IRAs (but no other retirement plan accounts)
registered under your Social Security number. We will not charge you the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management on our Web site. To find out more about exclusive online account management, visit www.americancentury.com/info/demo.

REDEMPTIONS

Your redemption proceeds will be calculated using the NET ASSET VALUE (NAV) next determined after we receive your transaction request in good order. Each time you make an investment with American Century, there is a seven-day holding period before you can redeem those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. This seven-day holding period begins the day after your investment is processed. However, investments by wire require only a one-day holding period.

In addition, we reserve the right to delay delivery of redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash, as described in the next section.

[right margin]

PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Education Savings Accounts (formerly Education IRAs)
and traditional, Roth and  Rollover IRAs. If you have only  business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee, but  you may be subject to other fees.

A fund's NET ASSET VALUE, or NAV, is the price of the fund's shares.

[triangle]
A redemption is the sale of all or a portion of the shares in an account, including those sold as a part of an exchange to another American Century account.

                                                                             17

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

If, during any 90-day period, you redeem fund shares worth more than $250,000
(or 1% of the value of the fund's assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The fund managers would select these securities from the fund's portfolio. A payment in securities can help the fund's remaining shareholders  avoid tax liabilities that they might otherwise have incurred had the fund sold securities prematurely to pay the entire redemption amount in cash.

We will value these securities in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining investors.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum initial investment amount for any reason other than as a result of market fluctuation, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American
Century reserves the right to redeem the shares in the account and send the proceeds to your address of record. You may incur tax liability as a result of the redemption.

MODIFYING OR CANCELING AN INVESTMENT

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel
it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

ABUSIVE TRADING PRACTICES

We do not permit market timing or other abusive trading practices in our funds.

Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

18

INVESTING THROUGH FINANCIAL INTERMEDIARIES

If you do business with us through a financial intermediary or a retirement plan, your ability to purchase, exchange and redeem shares will depend on the policies of that entity. Some policy differences may include

*  minimum investment requirements

*  exchange policies

*  fund choices

*  cutoff time for investments

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the funds' annual reports, semiannual reports and Statement of Additional Information are available from your intermediary or plan sponsor.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American
Century's transfer agent. In some circumstances, American Century will pay the service provider a fee for performing those services.

Although fund share transactions may be made directly with American Century at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the intermediary and are not shared with
American Century or the funds.

The funds have authorized certain financial intermediaries to accept orders on each fund's behalf. American Century has contracts with these intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the intermediary on a fund's behalf before the time the net asset value is determined in order to receive that day's share price. If those orders are transmitted to American Century and paid for in accordance with the contract, they will be priced at the net asset value next determined after your request is received in the form required by the intermediary.

[right margin]

[triangle]
Financial intermediaries include banks, broker-dealers, insurance companies and investment advisors.

                                                                             19

SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

American Century determines the NAV of each fund as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is closed (including certain
U.S. holidays), we do not calculate the NAV. A fund share's NAV is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.

If current market prices of securities owned by a fund are not readily available, the advisor may determine their fair value in accordance with procedures adopted by the fund's Board. Trading of securities in foreign markets may not take place every day the Exchange is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when a fund's NAV is not calculated. So, the value of a fund's portfolio may be affected on days when you can't purchase or redeem shares of the fund.

We will price your purchase, exchange or redemption at the NAV next determined after we receive your transaction request in GOOD ORDER.

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized by a fund on the sale of its investment securities. Each fund generally pays distributions from net income, if any, once a year in December. Distributions from realized capital gains are paid twice a year, usually in March and
December. A fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next  business day after your purchase is effective. For example, if you purchase shares on a  day a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash. Please consult your services guide for further information about distributions and your options for receiving them.

[left margin]

GOOD ORDER means that your instructions have been received in the form required by American Century. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased.

20

TAXES

The tax consequences of owning shares of the funds will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the funds of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or a qualified employer-sponsored retirement or savings plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the funds. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the
Statement of Additional Information for a more complete discussion of the tax consequences of owning shares of the funds.

Taxability of Distributions

Fund distributions may consist of income such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income. Distributions of capital gains are classified either as short term or long term and are taxed as follows:

                                    Tax Rate for 10%       Tax Rate for
Type of Distribution                and 15% Brackets       All Other Brackets
--------------------------------------------------------------------------------
Short-term capital gains            Ordinary income rate   Ordinary income rate
--------------------------------------------------------------------------------
Long-term capital gains (1-5 years) 10%                    20%
--------------------------------------------------------------------------------
Long-term capital gains (>5 years)   8%                    20%(1)

(1)  The reduced rate for these gains will not begin until 2006 because the security holding period must start after December 31, 2000. Once the security has been held for more than 5 years, the rate will be 18%.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in  the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century or a financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing (Form 1099-DIV).

Distributions also may be subject to state and local taxes. Because everyone's tax  situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

[right margin]

[triangle]

BUYING A DIVIDEND

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The funds distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

                                                                             21

Taxes on Transactions

Your redemptions--including exchanges to other American Century funds--are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the
Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

22

MULTIPLE CLASS INFORMATION

American Century offers four classes of the funds: Investor Class, Institutional
Class, Advisor Class and C Class. The shares offered by this Prospectus are
Investor Class shares and have no up-front or deferred charges, commissions, or
12b-1 fees.

American Century offers the other classes of shares primarily through employer-
sponsored retirement plans or through institutions like banks, broker-dealers and  insurance companies. The other classes have different fees, expenses and/or minimum investment requirements from the Investor Class. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and  distribution services and not the result of any difference in amounts charged by the advisor for core investment advisory services.
Accordingly, the core investment advisory expenses do not vary by class.
Different fees and expenses will affect performance. For additional information concerning Advisor, Institutional or C Class shares, call us at  1-800-345-3533.
You also can contact a sales representative or financial intermediary  who offers those classes of shares.

Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

                                                                             23

FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the fund is not five years old.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Report and the financial statements are included  in the funds' Annual Report, which is available upon request.

24

LIFE SCIENCES FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

Per-Share Data
                                                           2001         2000(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $5.28           $5.00
                                                      ------------   -----------
Income From Investment Operations

  Net Investment Loss(2)                                  (0.03)          (0.02)

  Net Realized and Unrealized Gain (Loss)                 (0.25)           0.30
                                                      ------------   -----------
  Total From Investment Operations                        (0.28)           0.28
                                                      ------------   -----------

Distributions

  From Net Realized Gains                                 (0.13)             --
                                                      ------------   -----------
Net Asset Value, End of Period                            $4.87           $5.28
                                                      ============    ==========
  Total Return(3)                                         (5.35)%         5.60%

Ratios/Supplemental Data
                                                            2001        2000(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets           1.50%      1.50%(4)

Ratio of Net Investment Loss to Average Net Assets        (0.61)%    (0.95)%(4)

Portfolio Turnover Rate                                      206%           64%

Net Assets, End of Period (in thousands)                 $227,341      $233,785

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                                                             25

TECHNOLOGY FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

Per-Share Data

                                                           2001         2000(1)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                      $3.19         $5.00
                                                     ------------   -----------

Income From Investment Operations

  Net Investment Loss(2)                                  (0.02)        (0.02)

  Net Realized and Unrealized Loss                        (1.08)        (1.79)
                                                     ------------   -----------

  Total From Investment Operations                        (1.10)        (1.81)
                                                     ------------   -----------

Net Asset Value, End of Period                            $2.09         $3.19
                                                     ============   ===========

  Total Return(3)                                        (34.48)%      (36.20)%

Ratios/Supplemental Data

                                                            2001        2000(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets           1.50%      1.50%(4)

Ratio of Net Investment Loss to Average Net Assets        (0.79)%    (0.83)%(4)

Portfolio Turnover Rate                                      356%          125%

Net Assets, End of Period (in thousands)                 $173,877      $195,776

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

26

NOTES

                                                                             27

NOTES

28

NOTES

                                                                             29

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference  into this Prospectus. This means that it is legally part of this
Prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the funds or your accounts, by contacting American Century at the address or telephone numbers listed below.

You also can get information about the funds (including the SAI) from the
Securities  and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person                SEC Public Reference Room
                         Washington, D.C.
                         Call 202-942-8090 for location and hours.

On the Internet          * EDGAR database at www.sec.gov

                         * By email request at publicinfo@sec.gov

By mail                  SEC Public Reference Section
                         Washington, D.C. 20549-0102

FUND REFERENCE (INVESTOR CLASS)

                                        Fund Code                Ticker
--------------------------------------------------------------------------------
Life Sciences Fund                      104                      ALSIX
--------------------------------------------------------------------------------
Technology Fund                         96                       ATCIX

Investment Company Act File No. 811-6247

[american century logo and text logo (reg. sm)]

American Century Investments
P.O. Box 419200
Kansas City, Missouri 64141-6200
1-800-345-2021 or 816-531-5575
www.americancentury.com

0204
SH-PRS 28735

Your
AMERICAN CENTURY
prospectus

ADVISOR CLASS      April 1, 2002

Life Sciences Fund

Technology Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
TELLS YOU OTHERWISE IS COMMITTING A CRIME.

American Century Investment Services, Inc.

                                [american century logo and text logo (reg. sm)]

Dear Investor,

American Century is committed to helping people make the most of their financial opportunities. That's why we are focused on achieving superior results and building long-term relationships with investors. We believe our relationship with you begins with providing a prospectus that's easy to read, and more importantly, that gives you the information you need to have confidence in the investment decisions you have made or are soon to make.

This year you'll find some new information in your Prospectus to take note of.
The Securities and Exchange Commission (SEC) has adopted a rule requiring mutual funds to disclose standardized after-tax returns. We've added this information to the Fund Performance History section. It is included to help you understand the impact that taxes may have on mutual fund performance. Please note that disclosure of after-tax returns is not required for money market funds or funds offered only in tax-deferred accounts, such as variable annuities.

Naturally, you may have questions about investing after you read through the
Prospectus. Please contact your investment professional with questions or for more information about our funds.

Sincerely,

/s/W. Gordon Snyder
W. Gordon Snyder
President, Chief Marketing Officer
American Century Investment Services, Inc.

[left margin]

                 [american century logo and text logo (reg. sm)]

                                American Century
                                  Investments

                                P.O. Box 419385
                                Kansas City, MO
                                   64141-6385

[right margin]

Throughout this book you'll find definitions of key investment terms and phrases. When you see a word printed in GREEN ITALICS, look for its definition in the margin.

[triangle]  This symbol highlights special information and helpful tips.

AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek capital growth.

WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

LIFE SCIENCES - The fund managers look for stocks of growing U.S. and foreign companies that engage in the business of providing products and services that help promote personal health and wellness.

TECHNOLOGY - The fund managers look for stocks of growing U.S. and foreign companies with business operations in the technology and
telecommunications-related sectors. These companies include those that the fund managers believe will benefit significantly from advances or improvements in technology.

The investment strategy of these funds is based on the belief that, over the long term, stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value over time. A more detailed description of American Century's growth investment style and the funds'
investment strategies and risks begins on page 7 for Life Sciences and page 10 for Technology.

The funds' principal risks include

*  MARKET RISK - The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

*  PRICE VOLATILITY - The value of a fund's shares may fluctuate significantly in the short term.

*  CONCENTRATION (LIFE SCIENCES) - Life Sciences will focus on the medical and healthcare industry and related industry groups. Because of this, companies in the fund's portfolio may react similarly to market developments, such as government regulation, subsidies, or technological advancements. As a result, the fund's net asset value may be more volatile than that of less concentrated funds.

*  CONCENTRATION (TECHNOLOGY) - Technology will focus on the technology and telecommunications industries and related industry groups. Because of this, companies in the fund's portfolio may react similarly to market developments.
   As a result, the fund's net asset value may be more volatile than that of less concentrated funds.

*  PRINCIPAL LOSS - At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing  in the funds.

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a good investment if you are

*  seeking long-term capital growth potential from your investment

*  seeking diversification of your investment portfolio through investment in life sciences-related companies (Life Sciences)

*  seeking diversification of your investment portfolio through investment in technology and telecommunications-related companies (Technology)

*  comfortable with the risks associated with investing in U.S. and foreign securities

*  comfortable with the risks associated with investing in life sciences-related
   (Life Sciences) or technology and telecommunications-related (Technology)
   companies

*  comfortable with the funds' short-term price volatility

*  investing through an IRA or other tax-advantaged retirement plan

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are

*  seeking current income from your investment

*  investing for a short period of time

*  uncomfortable with the risks associated with these funds

*  uncomfortable with short-term volatility in the value of your investment

[right margin]

[triangle]
An investment in the funds is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                                                                             3

FUND PERFORMANCE HISTORY

Annual Total Returns

The following bar chart shows the performance of the funds' Advisor Class shares for each full calendar year in the life of the fund. It indicates the volatility of the funds' historical returns from year to year.

[bar chart data below]

                  Life Sciences Fund              Technology Fund
2001                     -7.95                         -35.74

The highest and lowest quarterly returns for the period reflected in the bar chart are:

                      Highest                               Lowest
--------------------------------------------------------------------------------
Life Sciences         14.35% (2Q 2001)                      -14.55% (1Q 2001)
--------------------------------------------------------------------------------
Technology            23.70% (4Q 2001)                      -33.63% (1Q 2001)

Average Annual Total Returns

The following table shows the average annual total returns of the funds' shares calculated three different ways.

Return Before Taxes shows the actual change in the value of the fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning the fund shares. Return After
Taxes on Distributions is a fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After
Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The benchmarks are unmanaged indices that have no operating costs and are included in the table for performance comparison.

[left margin]

[triangle]
The performance information on this page is designed to help you see how the funds' returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

[triangle]
For current performance information, please call us at 1-800-345-3533 or visit us at www.americancentury.com.

4

For the calendar year ended December 31, 2001           1 year   Life of Fund(1)
--------------------------------------------------------------------------------
Life Sciences

Return Before Taxes                                     -7.95%      -7.67%

Return After Taxes on Distributions                     -8.86%      -8.50%

Return After Taxes on Distributions
   and Sale of Fund Shares                              -4.83%      -6.53%

S&P 500 Index                                          -11.87%     -16.02%
   (reflects no deduction for fees, expenses or taxes)

S&P SuperComposite 1500 Health Care Index              -11.50%      -4.94%
   (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
Technology

Return Before Taxes                                    -35.74%     -43.12%

Return After Taxes on Distributions                    -35.74%     -43.14%

Return After Taxes on Distributions
   and Sale of Fund Shares                             -21.76%     -33.44%

S&P 500 Index                                          -11.87%     -13.50%
   (reflects no deduction for fees, expenses or taxes)

S&P SuperComposite 1500 Technology Index               -22.13%     -39.94%
   (reflects no deduction for fees, expenses or taxes)

(1)  The inception dates for the funds are: Life Sciences, November 14, 2000;
     Technology, June 30, 2000.

                                                                             5

FEES AND EXPENSES

There are no sales loads, fees or other charges

*  to buy fund shares directly from American Century

*  to reinvest dividends in additional shares

*  to exchange into the Advisor Class shares of other American Century funds

*  to redeem your shares other than a $10 fee to redeem by wire

The following table describes the fees and expenses you may pay if you buy and hold shares of the funds.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                  Management             Distribution and              Other            Total Annual Fund
                                  Fee(1)                 Service (12b-1) Fees(2)       Expenses(3)      Operating Expenses
------------------------------------------------------------------------------------------------------------------------------------

Life Sciences Fund                1.25%                  0.50%                         0.00%            1.75%
------------------------------------------------------------------------------------------------------------------------------------

Technology Fund                   1.25%                  0.50%                         0.00%            1.75%

(1)  Based on expenses incurred by all classes of the funds during the funds'
 most recent fiscal year. The funds have stepped-fee schedules. As a result, the funds' management fee rates generally decrease as fund assets increase and increase as fund assets decrease.

(2)  The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks,
 insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor, and a portion is used to compensate them for distribution and other shareholder services. For more information, see Service and Distribution Fees, page 21.

(3)  Other expenses, which include the fees and expenses of the funds'
 independent directors and their legal counsel, as well as interest, were less than 0.005% for the most recent fiscal year.

EXAMPLE

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .

*  invest $10,000 in the fund

*  redeem all of your shares at the end of the periods shown below

*  earn a 5% return each year

*  incur the same operating expenses as shown above

.. . . your cost of investing in the fund would be:

                         1 year        3 years       5 years        10 years
-------------------------------------------------------------------------------
Life Sciences Fund       $177          $548          $943           $2,045
-------------------------------------------------------------------------------
Technology Fund          $177          $548          $943           $2,045

[left margin]

[triangle]
When purchasing through a financial intermediary you may be charged a fee.

[triangle]
Use this example to compare the  costs of investing in other funds. Of course, your actual costs may be higher or lower.

6

OBJECTIVES, STRATEGIES AND RISKS

LIFE SCIENCES FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The fund seeks capital growth.

HOW DOES THE FUND PURSUE ITS INVESTMENT OBJECTIVE?

The fund managers will typically look for stocks of growing companies in the life  sciences sector. To achieve its objective, the fund invests at least 80%
of its assets in companies that engage in the business of providing products and services that help promote health and wellness. Life science companies generally own, operate or support healthcare facilities (including, among others, hospitals, outpatient surgery facilities,  dialysis centers; dental centers and physical therapy centers); design, manufacture or  sell pharmaceuticals, bio-pharmaceuticals, medical research facilities, and medical devices and supplies; or may provide biotechnology needed to improve agriculture, aquaculture, forestry, chemicals, household products and cosmetics/personal care products, environmental cleanup, food processing, and forensic medicine. The fund may invest in U.S. and foreign companies of any size.

Sometimes a company will engage in multiple lines of business. We will generally consider a company to be in the life sciences sector if

*  at least 50% of its gross income or net assets come from activities in the sector;

*  at least 50% of its assets are devoted to producing revenues from the sector;
   or

*  based on other information we obtain, we determine that its primary business should be categorized within the sector.

Using a growth investment strategy, the fund managers look for stocks of companies they believe will increase in value over time. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the fund. This means that the managers make their investment decisions based primarily on the business  fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies to identify trends  in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain  accelerating growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund managers invest in companies that experience a change in their business that may  stimulate future revenue and earnings acceleration and lead to positive investor perception. The change typically is the result of key events including: entry into a new market, development of a new product, obtaining a new patent or license, or the presentation of clinical data showing efficacy for a new drug or medical device. The fund managers also believe that it is important to diversify the fund's holdings across geographical regions and different countries. For this reason, the fund managers also consider the prospects for  relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations, and tax considerations when making investments.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested regardless of the  movement of the market generally.

[right margin]

[triangle]
Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

                                                                               7

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund will usually purchase equity securities of both U.S. and foreign companies.  This fund can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, nonleveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Although not a primary investment strategy of the fund, in the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or high-quality, short-term debt securities. To the extent the fund assumes a defensive position, it will not be pursuing its objective of capital growth.

When the managers believe it is prudent or if they are unable to find securities that satisfy the fund's primary investment strategy, the fund may invest a portion of its assets in convertible debt securities, foreign securities, short-term securities, equity-equivalent securities, nonleveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the managers cannot leverage the fund's assets by investing in a derivative security. A complete description of the derivatives policy is included in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The fund will focus its investments among companies in the life sciences sector.
Because those investments are concentrated in a comparatively narrow segment of the total market, the fund's investments are not as diversified as those of many other mutual funds. Because of this, companies in the fund's portfolio may react similarly to market developments, such as government regulation, subsidies or technological advancements. This means that the fund's net asset value may be more volatile than that of less concentrated funds. As a result, the value of an investment in the fund may rise or fall rapidly.

In addition, the fund is nondiversified. This means that the fund's managers may choose to invest in a relatively small number of securities. If so, a price change in any one of these securities may have a greater impact on the fund's share price than would be the case if the fund were diversified. Although the fund's managers expect it will ordinarily invest in enough securities to qualify as a diversified fund, its nondiversified status gives them more flexibility to invest heavily in the most attractive companies identified by the fund's methodology.

Many faster-growing life sciences companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products. Many of these companies' activities are funded or subsidized by government grants or other funding, which may be reduced or withdrawn. Changes in government regulation also can have an impact on a company's profitability and/or stock price. Continuing technological advances may mean rapid obsolescence of key products and services. These business uncertainties may increase the volatility of the prices for these companies' securities.

8

In addition to publicly traded securities, the fund may invest up to 15% of its assets in privately placed securities. These securities may be considered illiquid if they cannot be sold in seven days at approximately the price at which the fund is valuing them. Privately placed securities are valued by the manager pursuant to procedures established by the fund's Board of Directors.

The fund managers may buy a large amount of a company's stock quickly and may dispose of it quickly if it no longer meets their investment criteria. While the managers believe this strategy provides substantial appreciation potential over the long term, in  the short term it can create a significant amount of portfolio turnover and share price volatility. This portfolio turnover and share price volatility can be greater than that of  the average stock fund. Higher portfolio turnover leads to higher brokerage costs, which are borne by the fund.
Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, because short-term capital gains are taxable as ordinary income.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund's style, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

The fund may invest in companies regardless of size, which means it may invest in smaller U.S. and foreign companies. Investing in securities of smaller companies generally presents unique risks. Smaller companies may have limited resources, trade less frequently and have less publicly available information.
They also may be more sensitive to changing political and economic conditions.
These factors may cause investments in smaller companies to experience more price volatility.

The fund may invest in securities of foreign companies. Foreign investment involves  additional risks, including fluctuations in currency exchange rates, less stable political  and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities.
Because the fund managers intend to invest the fund's assets primarily in U.S.
securities, the risks associated with foreign investments are not considered to be principal risks of investing in the fund. To the extent the fund invests in foreign securities, the overall risk of the fund, however, could be affected.

The fund's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on the fund's performance depends on the strength of the  IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

These and other risks of investing in the fund are more fully described in the fund's  Statement of Additional Information.

                                                                              9

TECHNOLOGY FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The fund seeks capital growth.

HOW DOES THE FUND PURSUE ITS INVESTMENT OBJECTIVE?

The fund managers will typically look for stocks of growing companies in the technology and telecommunications-related sector. To achieve its objective, the fund invests at least 80% of its assets in companies that the fund managers believe are principally engaged in offering, using or developing products, processes or services that provide or will benefit significantly from technological advancements or improvements. The fund managers consider technology and telecommunications-related industries to include among others, computers (including software, products and electronic components), semiconductors, networking, internet and on-line service providers, office automation, telecommunications, telecommunications equipment, environmental services, media and information services, electronics, and defense and aerospace. The fund may invest in U.S. and foreign companies of any size.

Sometimes a company will engage in multiple lines of business. We will generally consider a company to be in the technology and telecommunications-related sector if

*  at least 50% of its gross income or net assets come from activities in the sector;

*  at least 50% of its assets are devoted to producing revenues from the sector;
   or

*  based on other information we obtain, we determine that its primary business should be categorized within the sector.

Using a growth investment strategy, the fund managers look for stocks of companies they believe will increase in value over time. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the fund. This means that the managers make their investment decisions based primarily on the business  fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies to identify trends  in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain  accelerating growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund managers may invest in companies that experience a change in their business that may stimulate future revenue and earnings acceleration and lead to positive investor perception. The change typically is the result of key events including:
entry into a new market, development of a new product, obtaining a new patent or license. The fund managers  also believe that it is important to diversify the fund's holdings across geographical regions and different countries. For this reason, the fund managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations, and tax considerations when making investments.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested regardless of the  movement of the market generally.

[left margin]

[triangle]
Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

10

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund will usually purchase equity securities of both U.S. and foreign companies.  This fund can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, nonleveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Although not a primary investment strategy of the fund, in the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or high-quality, short-term debt securities. To the extent the fund assumes a defensive position, it will not be pursuing its objective of capital growth.

When the managers believe it is prudent or if they are unable to find securities that satisfy the fund's primary investment strategy, the fund may invest a portion of its assets in convertible debt securities, foreign securities, short-term securities, equity-equivalent securities, nonleveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the managers cannot leverage the fund's assets by investing in a derivative security. A complete description of the derivatives policy is included in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The fund will focus its investments among companies in the technology and telecommunications-related sector. Because those investments are concentrated in a comparatively narrow segment of the total market, the fund's investments are not as  diversified as many other mutual funds. Because of this, companies in the fund's portfolio may react similarly to market developments, such as government regulation, subsidies,  or technological advancements. This means that the fund's net asset value may be more volatile than that of less concentrated funds. As a result, the value of an investment in  the fund may rise or fall rapidly.

In addition, the fund is nondiversified. This means that the fund's managers may choose to invest in a relatively small number of securities. If so, a price change in any one of these securities may have a greater impact on the fund's share price than would be the case if the fund were diversified. Although the fund's managers expect it will ordinarily invest in enough securities to qualify as a diversified fund, its nondiversified status gives them more flexibility to invest heavily in the most attractive companies identified by the fund's methodology.

Many faster-growing technology and telecommunications-related companies have limited operating histories. Continuing technological advances may mean rapid obsolescence of key products and services. These business uncertainties may increase the volatility of the prices for these companies' securities.

In addition to publicly traded securities, the fund may invest up to 15% in privately placed securities. These securities may be considered illiquid if they cannot be sold in seven days at approximately the price at which the fund is valuing them. Privately placed securities are valued by the manager pursuant to procedures established by the fund's Board of Directors.

                                                                              11

The fund managers may buy a large amount of a company's stock quickly, and may dispose of it quickly if it no longer meets their investment criteria. While the managers believe this strategy provides substantial appreciation potential over the long term, in  the short term it can create a significant amount of portfolio turnover and share price volatility. This portfolio turnover and share price volatility can be greater than that of the average stock fund. Higher portfolio turnover leads to higher brokerage costs, which are borne by the fund.
Portfolio turnover also may affect the character of capital gains  realized and distributed by the fund, if any, because short-term capital gains are taxable as ordinary income.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund's style, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

The fund may invest in companies regardless of size, which means it may invest in smaller U.S. and foreign companies. Investing in securities of smaller companies generally presents unique risks. Smaller companies may have limited resources, trade less frequently and have less publicly available information.
They also may be more sensitive to changing political and economic conditions.
These factors may cause investments in smaller companies to experience more price volatility.

The fund may invest in securities of foreign companies. Foreign investment involves  additional risks, including fluctuations in currency exchange rates, less stable political  and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities.
Because the fund managers intend to invest the fund's assets primarily in U.S.
securities, the risks associated with foreign investments are not considered to be principal risks of investing in the fund. To the extent the fund invests in foreign securities, the overall risk of the fund, however, could be affected.

The fund's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on the fund's performance depends on the strength of the  IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

These and other risks of investing in the fund are more fully described in the fund's Statement of Additional Information.

12

MANAGEMENT

WHO MANAGES THE FUNDS?

The Board of Directors, investment advisor and fund management teams play key roles in the management of the funds.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Directors does not manage the funds, it has hired an investment advisor to do
so. More than two-thirds of the directors are independent of the funds' advisor;
that is, they are not employed by and have no financial interest in the advisor.

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc.
The advisor has been managing mutual funds since 1958 and is headquartered at
4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provided to the funds during the most recent fiscal year, the advisor received a unified management fee based on a percentage of the average net assets of each fund. The amount of the management fee for the
Advisor Class is calculated daily and paid monthly in arrears, taking into account the average net assets of all classes of a fund.

Out of each fund's fee, the advisor paid all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of each fund's management fee may be paid by the fund's advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Funds to the Advisor as a Percentage of Average
Net Assets for the Most Recent Fiscal Year Ended November 30, 2001
--------------------------------------------------------------------------------
Life Sciences                                                  1.25%
--------------------------------------------------------------------------------
Technology                                                     1.25%

                                                                             13

THE FUND MANAGEMENT TEAMS

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts to manage the funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment teams are identified below.

Life Sciences

ARNOLD K. DOUVILLE

Mr. Douville, Vice President and Senior Portfolio Manager, has been a member of the team that manages Life Sciences since its inception in June 2000. Before joining American Century in 1997, he served as Senior Portfolio Manager for
Munder Capital Management from September 1989 to October 1997. He has a bachelor's degree in economics from  the U.S. Air Force Academy and an MBA in finance, statistics and economics from the University of Chicago.

CHRISTY TURNER

Ms. Turner, Vice President and Portfolio Manager, has been a member of the team that manages Life Sciences since its inception in June 2000. Prior to that, she worked for four years as an investment analyst for the health care sector for other American Century equity funds, including Ultra, Select, New Opportunities and Giftrust. Before joining American Century in 1996, she worked as an investment analyst for First Chicago  Investment Management Company and as an
audit manager for KPMG Peat Marwick.  She has a bachelor's degree in accounting from the University of Central Florida and an MBA in finance from the University of North Carolina. She is a CFA charterholder.

Technology

CHRISTOPHER K. BOYD

Mr. Boyd, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages Technology since its inception in June 2000. With the exception of 1997, he has been with American Century since March 1988 and has served as a Portfolio Manager since December 1992. During 1997 he was in private practice as an investment advisor. He has a bachelor of science from the
University of Kansas and an MBA from Dartmouth College. He is a CFA charterholder.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies contained in the Statement of Additional
Information and the investment objective of the funds may not be changed without shareholder approval. The Board of Directors may change any other policies and investment strategies.

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CODE OF ETHICS

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people  who manage the funds.
Among  other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.

14

INVESTING WITH AMERICAN CENTURY

ELIGIBILITY FOR ADVISOR CLASS SHARES

The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

MINIMUM INITIAL INVESTMENT AMOUNTS

To open an account, the minimum investments are:
--------------------------------------------------------------------------------
Individual or Joint                                         $2,500
--------------------------------------------------------------------------------
Traditional IRA                                             $1,000(1)
--------------------------------------------------------------------------------
Roth IRA                                                    $1,000(1)
--------------------------------------------------------------------------------
Education IRA                                               $2,000
--------------------------------------------------------------------------------
UGMA/UTMA                                                   $2,500
--------------------------------------------------------------------------------
403(b)                                                      $1,000(2)
--------------------------------------------------------------------------------
Qualified Retirement Plans                                  $2,500(3)

(1)  Effective May 1, 2002, the minimum initial investment amounts for traditional and Roth IRAs will be raised to $2,500.

(2)  For each fund you select for your 403(b) plan, American Century will waive the fund minimum if you make a contribution of at least $50 a month. If your contribution is less than $50 a month, you may make only one fund choice.

(3)  The minimum investment requirements may be different for some types of retirement accounts.

INVESTING THROUGH FINANCIAL INTERMEDIARIES

If you do business with us through a financial intermediary or a retirement plan, your ability to purchase, exchange and redeem shares will depend on the policies of that entity. Some policy differences may include

*  minimum investment requirements

*  exchange policies

*  fund choices

*  cutoff time for investments

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the funds' annual reports, semiannual reports and Statement of Additional Information are available from your intermediary or plan sponsor.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American
Century's transfer agent. In some circumstances, American Century will pay the service provider a fee for performing those services.

Although fund share transactions may be made directly with American Century at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the intermediary and are not shared with
American Century or the funds.

The funds have authorized certain financial intermediaries to accept orders on each fund's behalf. American Century has contracts with these intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the intermediary on a fund's behalf before the time the net asset value is determined in order to receive that day's share price. If those orders are transmitted to American Century and paid for in accordance with the contract, they will be priced at the net asset value next determined after your request is received in the form required by the intermediary.

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[triangle]
Financial intermediaries include banks, broker-dealers, insurance companies and investment advisors.

                                                                             15

MODIFYING OR CANCELING AN INVESTMENT

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel
it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange)
.. Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

ABUSIVE TRADING PRACTICES

We do not permit market timing or other abusive trading practices in our funds.

Excessive, short-term (market timing) or other abusive trading practices may disrupt  portfolio management strategies and harm fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

YOUR RESPONSIBILITY FOR UNAUTHORIZED TRANSACTIONS

American Century and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

REDEMPTIONS

Your redemption proceeds will be calculated using the NET ASSET VALUE (NAV) next determined after we receive your transaction request in good order. Each time you make an investment with American Century, there is a seven-day holding period before you can redeem those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. This seven-day holding period begins the day after your investment is processed. However, investments by wire require only a one-day holding period.

In addition, we reserve the right to delay delivery of redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash, as described in the next section.

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A fund's NET ASSET VALUE, or NAV, is the price of the fund's shares.

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A redemption is the sale of all or a portion of the shares in an account, including those sold as a part of an exchange to another American Century account.

16

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

If, during any 90-day period, you redeem fund shares worth more than $250,000
(or 1%  of the value of the fund's assets if that amount is less than $250,000), we reserve the  right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The fund managers would select these securities from the fund's portfolio. A payment in securities can help the fund's remaining shareholders avoid tax liabilities that they might otherwise have incurred had the fund sold securities prematurely to pay the entire redemption amount in cash.

We will value these securities in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining investors.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum initial investment amount for any reason other than as a result of market fluctuation, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American
Century reserves the right to redeem the shares in the account and send the proceeds to your address of record. You may incur tax liability as a result of the redemption.

                                                                             17

SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

American Century determines the NAV of each fund as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is closed (including certain
U.S. holidays), we do not calculate the NAV. A fund share's NAV is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.

If current market prices of securities owned by a fund are not readily available, the advisor may determine their fair value in accordance with procedures adopted by the fund's Board. Trading of securities in foreign markets may not take place every day the Exchange is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when a fund's NAV is not calculated. So, the value of a fund's portfolio may be affected on days when you can't purchase or redeem shares of the fund.

We will price your purchase, exchange or redemption at the NAV next determined after we receive your transaction request in GOOD ORDER.

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized by a fund on the sale of its investment securities. Each fund generally pays distributions from net income, if any, once a year in December. Distributions from realized capital gains are paid twice a year, usually in March and
December. A fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next  business day after your purchase is effective. For example, if you purchase shares on a  day a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash. Please consult your services guide for further information about distributions and your options for receiving them.

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GOOD ORDER means that your  instructions have been received in the form required by American Century. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased.

18

TAXES

The tax consequences of owning shares of the funds will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the funds of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or a qualified employer-sponsored retirement or savings plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the funds. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the
Statement of Additional Information for a more complete discussion of the tax consequences of owning shares of the funds.

Taxability of Distributions

Fund distributions may consist of income such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income. Distributions of capital gains are classified either as short term or long term and are taxed as follows:

                                Tax Rate for 10%      Tax Rate for
Type of Distribution            and 15% Brackets      All Other Brackets
--------------------------------------------------------------------------------
Short-term capital gains        Ordinary income rate  Ordinary income rate
--------------------------------------------------------------------------------
Long-term capital gains (1-5 years)  10%              20%
--------------------------------------------------------------------------------
Long-term capital gains (>5 years)    8%              20%(1)

(1)  The reduced rate for these gains will not begin until 2006 because the security holding period must start after December 31, 2000. Once the security has been held for more than 5 years, the rate will be 18%.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in  the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century or a financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing (Form 1099-DIV).

Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, you may want to consult your tax professional about federal, state and local  tax consequences.

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BUYING A DIVIDEND

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The funds distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

                                                                             19

Taxes on Transactions

Your redemptions--including exchanges to other American Century funds--are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the
Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

20

MULTIPLE CLASS INFORMATION

American Century offers four classes of the funds: Investor Class, Institutional
Class, Advisor Class and C Class. The shares offered by this Prospectus are
Advisor Class  shares and are offered primarily through employer-sponsored retirement plans, or through institutions like banks, broker-dealers and insurance companies.

The other classes have different fees, expenses and/or minimum investment requirements from the Advisor Class. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at

*  1-800-345-2021 for Investor Class shares

*  1-800-345-3533 for Institutional and C Class shares

You also can contact a sales representative or financial intermediary who offers those classes of shares.

Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; (d) each class  may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

Service and Distribution Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund  assets. The funds' Advisor Class shares have a 12b-1 Plan. Under the Plan, the funds' Advisor Class pays an annual fee of 0.50% of Advisor Class average net assets, half for certain shareholder and administrative services and half for distribution services. The advisor, as paying agent for the funds, pays all or a portion of such fees to the banks, broker-dealers and insurance companies that make Advisor Class shares available. Because these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Plan and its terms, see Multiple
Class Structure - Master Distribution and Shareholder Services Plan in the
Statement of Additional Information.

                                                                             21

FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the share class is not five years old.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Report and the financial statements are included in the funds' Annual Report, which is available upon request.

22

LIFE SCIENCES FUND

Advisor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

Per-Share Data

                                                           2001         2000(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $5.28          $5.48
                                                      ------------   -----------

Income From Investment Operations

  Net Investment Loss(2)                                  (0.04)          --(3)

  Net Realized and Unrealized Loss                        (0.25)         (0.20)
                                                      ------------   -----------

  Total From Investment Operations                        (0.29)         (0.20)
                                                      ------------   -----------

Distributions

  From Net Realized Gains                                 (0.13)          --
                                                      ------------   -----------

Net Asset Value, End of Period                            $4.86          $5.28
                                                      ============   ===========

  Total Return(4)                                         (5.55)%        (3.65)%

Ratios/Supplemental Data

                                                           2001         2000(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets           1.75%      1.75%(5)

Ratio of Net Investment Loss to Average Net Assets        (0.86)%    (0.99)%(5)

Portfolio Turnover Rate                                      206%        64%(6)

Net Assets, End of Period (in thousands)                      $13          $11

(1)  November 14, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the period June 30, 2000 (inception of fund) through
     November 30, 2000.

                                                                             23

TECHNOLOGY FUND

Advisor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

Per-Share Data

                                                           2001         2000(1)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                       $3.19         $5.00
                                                      ------------   -----------
Income From Investment Operations

  Net Investment Loss(2)                                   (0.02)        (0.02)

  Net Realized and Unrealized Loss                         (1.09)        (1.79)
                                                      ------------   -----------

  Total From Investment Operations                         (1.11)        (1.81)
                                                      ------------   -----------

Net Asset Value, End of Period                             $2.08         $3.19
                                                      ============   ===========

  Total Return(3)                                         (34.80)%      (36.20)%

Ratios/Supplemental Data

                                                            2001         2000(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets            1.75%      1.75%(4)

Ratio of Net Investment Loss to Average Net Assets         (1.04)%    (1.08)%(4)

Portfolio Turnover Rate                                       356%          125%

Net Assets, End of Period (in thousands)                        $1           $43

(1)  June 30, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

24

PERFORMANCE INFORMATION OF OTHER CLASS

The following financial information is provided to show the performance of the funds' original class of shares. This class, the Investor Class, has a total expense ratio that is 0.25% lower than the Advisor Class. If the Advisor Class had existed during the periods presented, its performance would have been lower because of the additional expense.

The tables on the next few pages itemize what contributed to the changes in the
Investor Class share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years, or less, if the share class is not five years old.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Report and the financial statements are included  in the funds' Annual Report, which is available upon request.

                                                                             25

LIFE SCIENCES FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

Per-Share Data

                                                           2001         2000(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $5.28          $5.00
                                                      ------------   -----------

Income From Investment Operations

  Net Investment Loss(2)                                  (0.03)         (0.02)

  Net Realized and Unrealized Gain (Loss)                 (0.25)          0.30
                                                      ------------   -----------

  Total From Investment Operations                        (0.28)          0.28
                                                      ------------   -----------

Distributions

  From Net Realized Gains                                 (0.13)           --
                                                      ------------   -----------

Net Asset Value, End of Period                            $4.87          $5.28
                                                      ============   ===========

  Total Return(3)                                         (5.35)%         5.60%

Ratios/Supplemental Data

                                                            2001        2000(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets           1.50%      1.50%(4)

Ratio of Net Investment Loss to Average Net Assets        (0.61)%    (0.95)%(4)

Portfolio Turnover Rate                                      206%          64%

Net Assets, End of Period (in thousands)                 $227,341     $233,785

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

26

TECHNOLOGY FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

Per-Share Data

                                                           2001         2000(1)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                      $3.19          $5.00
                                                      ------------   -----------

Income From Investment Operations

  Net Investment Loss(2)                                  (0.02)         (0.02)

  Net Realized and Unrealized Loss                        (1.08)         (1.79)
                                                      ------------   -----------

  Total From Investment Operations                        (1.10)         (1.81)
                                                      ------------   -----------

Net Asset Value, End of Period                            $2.09          $3.19
                                                      ============   ===========

  Total Return(3)                                        (34.48)%       (36.20)%

Ratios/Supplemental Data

                                                            2001        2000(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets           1.50%      1.50%(4)

Ratio of Net Investment Loss to Average Net Assets        (0.79)%    (0.83)%(4)

Portfolio Turnover Rate                                      356%         125%

Net Assets, End of Period (in thousands)                 $173,877     $195,776

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                                                             27

NOTES

28

NOTES

                                                                             29

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference  into this Prospectus. This means that it is legally part of this
Prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the funds or your accounts, by contacting American Century at the address or telephone numbers listed below.

You also can get information about the funds (including the SAI) from the
Securities  and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person                SEC Public Reference Room
                         Washington, D.C.
                         Call 202-942-8090 for location and hours.

On the Internet          * EDGAR database at www.sec.gov

                         * By email request at publicinfo@sec.gov

By mail                  SEC Public Reference Section
                         Washington, D.C. 20549-0102

FUND REFERENCE (ADVISOR CLASS)

                                Fund Code                Ticker
--------------------------------------------------------------------------------
Life Sciences Fund              804                      N/A
--------------------------------------------------------------------------------
Technology Fund                 796                      N/A

Investment Company Act File No. 811-6247

[american century logo and text logo (reg. sm)]

American Century Investments
P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-3533 or 816-531-5575

www.americancentury.com

0204
SH-PRS 28736

Your
AMERICAN CENTURY
prospectus

INSTITUTIONAL CLASS       April 1, 2002

Life Sciences Fund

Technology Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
TELLS YOU OTHERWISE IS COMMITTING A CRIME.

American Century Investment Services, Inc.

                                [american century logo and text logo (reg. sm)]

Dear Investor,

American Century is committed to helping people make the most of their financial opportunities. That's why we are focused on achieving superior results and building long-term relationships with investors. We believe our relationship with you begins with providing a prospectus that's easy to read, and more importantly, that gives you the information you need to have confidence in the investment decisions you have made or are soon to make.

This year you'll find some new information in your Prospectus to take note of.
The Securities and Exchange Commission (SEC) has adopted a rule requiring mutual funds to disclose standardized after-tax returns. We've added this information to the Fund Performance History section. It is included to help you understand the impact that taxes may have on mutual fund performance. Please note that disclosure of after-tax returns is not required for money market funds or funds offered only in tax-deferred accounts, such as variable annuities.

Naturally, you may have questions about investing after you read through the
Prospectus. Please contact your investment professional with questions or for more information about our funds.

Sincerely,

/s/W. Gordon Snyder
W. Gordon Snyder

President, Chief Marketing Officer
American Century Investment Services, Inc.

[left margin]

                 [american century logo and text logo (reg. sm)]

                                American Century
                                  Investments

                                P.O. Box 419385
                                Kansas City, MO
                                   64141-6385

[right margin]

Throughout this book you'll find definitions of key investment terms and phrases. When you see a word printed in GREEN ITALICS, look for its definition in the margin.

[triangle]  This symbol highlights special information and helpful tips.

AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek capital growth.

WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

LIFE SCIENCES - The fund managers look for stocks of growing U.S. and foreign companies that engage in the business of providing products and services that help promote personal health and wellness.

TECHNOLOGY - The fund managers look for stocks of growing U.S. and foreign companies with business operations in the technology and
telecommunications-related sectors.  These companies include those that the fund managers believe will benefit significantly from advances or improvements in technology.

The investment strategy of these funds is based on the belief that, over the long term, stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value over time. A more detailed description of American Century's growth investment style and the funds'
investment strategies and risks begins on page 7 for Life Sciences and page 10 for Technology.

The funds' principal risks include

*  MARKET RISK - The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

*  PRICE VOLATILITY - The value of a fund's shares may fluctuate significantly in the short term.

*  CONCENTRATION (LIFE SCIENCES) - Life Sciences will focus on the medical and healthcare industry and related industry groups. Because of this, companies in the fund's portfolio may react similarly to market developments, such as government  regulation, subsidies, or technological advancements. As a result, the fund's net asset value may be more volatile than that of less concentrated funds.

*  CONCENTRATION (TECHNOLOGY) - Technology will focus on the technology and telecommunications industries and related industry groups. Because of this, companies in the fund's portfolio may react similarly to market developments.
   As a result, the fund's net asset value may be more volatile than that of less concentrated funds.

*  PRINCIPAL LOSS - At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

2

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a good investment if you are

*  seeking long-term capital growth potential from your investment

*  seeking diversification of your investment portfolio through investment in life sciences-related companies (Life Sciences)

*  seeking diversification of your investment portfolio through investment in technology and telecommunications-related companies (Technology)

*  comfortable with the risks associated with investing in U.S. and foreign securities

*  comfortable with the risks associated with investing in life sciences-related
   (Life Sciences) or technology and telecommunications-related (Technology)
   companies

*  comfortable with the funds' short-term price volatility

*  investing through an IRA or other tax-advantaged retirement plan

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are

*  seeking current income from your investment

*  investing for a short period of time

*  uncomfortable with the risks associated with these funds

*  uncomfortable with short-term volatility in the value of your investment

[right margin]

[triangle]
An investment in the funds is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                                                                              3

FUND PERFORMANCE HISTORY

Annual Total Returns

The following bar chart shows the performance of the funds' Institutional Class shares  for each full calendar year in the life of the fund. It indicates the volatility of the funds' historical returns from year to year.

[bar chart data below]

                  Life Sciences Fund              Technology Fund
2001                   -7.38                           -35.33

The highest and lowest quarterly returns for the period reflected in the bar chart are:

                         Highest                       Lowest
--------------------------------------------------------------------------------
Life Sciences            14.54% (2Q 2001)              -14.36% (1Q 2001)
--------------------------------------------------------------------------------
Technology               24.14% (4Q 2001)              -33.53% (1Q 2001)

Average Annual Total Returns

The following table shows the average annual total returns of the funds' shares calculated three different ways.

Return Before Taxes shows the actual change in the value of the fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning the fund shares. Return After
Taxes on Distributions is a fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After
Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The benchmarks are unmanaged indices that have no operating costs and are included in the table for performance comparison.

[left margin]

[triangle]
The performance information on  this page is designed to help you  see how the funds' returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

[triangle]
For current performance information, please call us at 1-800-345-3533 or visit us at www.americancentury.com.

4

For the calendar year ended December 31, 2001        1 year      Life of Fund(1)
--------------------------------------------------------------------------------
Life Sciences

Return Before Taxes                                  -7.38%          -2.91%

Return After Taxes on Distributions                  -8.31%          -3.58%

Return After Taxes on Distributions
   and Sale of Fund Shares                           -4.49%          -2.65%

S&P 500 Index                                       -11.87%         -13.28%
   (reflects no deduction for fees, expenses or taxes)

S&P SuperComposite 1500 Health Care Index           -11.50%           2.45%
   (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
Technology

Return Before Taxes                                 -35.33%         -47.41%

Return After Taxes on Distributions                 -35.33%         -47.43%

Return After Taxes on Distributions
   and Sale of Fund Shares                          -21.52%         -36.69%

S&P 500 Index                                       -11.87%         -13.50%
   (reflects no deduction for fees, expenses or taxes)

S&P SuperComposite 1500 Technology Index            -22.13%         -39.94%
   (reflects no deduction for fees, expenses or taxes)

(1)  The inception dates for the funds are: Life Sciences, July 17, 2000;
     Technology, July 14, 2000.

Performance Information of Other Class

The funds' original class of shares was the Investor Class. For information about the historical performance of the original class of shares, see page 26.

                                                                              5

FEES AND EXPENSES

There are no sales loads, fees or other charges

*  to buy fund shares directly from American Century

*  to reinvest dividends in additional shares

*  to exchange into the Institutional Class shares of other American Century funds

*  to redeem your shares other than a $10 fee to redeem by wire

The following table describes the fees and expenses you may pay if you buy and hold shares of the funds.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                      Management   Distribution and       Other        Total Annual Fund
                      Fee(1)       Service (12b-1) Fees   Expenses(2)  Operating Expenses
------------------------------------------------------------------------------------------
Life Sciences Fund    1.30%        None                   0.00%        1.30%
------------------------------------------------------------------------------------------
Technology Fund       1.30%        None                   0.00%        1.30%

(1)  Based on expenses incurred by all classes of the funds during the funds'
     most recent fiscal year. The funds have stepped-fee schedules. As a result, the funds' management fee rates generally decrease as fund assets increase and increase as fund assets decrease.

(2)  Other expenses, which include the fees and expenses of the funds'
     independent directors and their legal counsel, as well as interest, were less than 0.005% for the most recent fiscal year.

EXAMPLE

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .

*  invest $10,000 in the fund

*  redeem all of your shares at the end of the periods shown below

*  earn a 5% return each year

*  incur the same operating expenses as shown above

.. . . your cost of investing in the fund would be:

                              1 year        3 years       5 years     10 years
-------------------------------------------------------------------------------
Life Sciences Fund            $132          $410          $710        $1,588
-------------------------------------------------------------------------------
Technology Fund               $132          $410          $710        $1,588

[left margin]

[triangle]
When purchasing through a financial intermediary you may be charged a fee.

[triangle]
Use this example to compare the  costs of investing in other funds. Of course, your actual costs may be higher or lower.

6

OBJECTIVES, STRATEGIES AND RISKS

LIFE SCIENCES FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The fund seeks capital growth.

HOW DOES THE FUND PURSUE ITS INVESTMENT OBJECTIVE?

The fund managers will typically look for stocks of growing companies in the life sciences sector. To achieve its objective, the fund invests at least 80% of its assets in companies that engage in the business of providing products and services that help promote health and wellness. Life science companies generally own, operate or support healthcare facilities (including, among others, hospitals, outpatient surgery facilities, dialysis centers; dental centers and physical therapy centers); design, manufacture or sell pharmaceuticals, bio-pharmaceuticals, medical research facilities, and medical devices and supplies; or  may provide biotechnology needed to improve agriculture, aquaculture, forestry, chemicals, household products and cosmetics/personal care products, environmental cleanup, food processing, and forensic medicine. The fund may invest in U.S. and foreign companies of any size.

Sometimes a company will engage in multiple lines of business. We will generally consider a company to be in the life sciences sector if

*  at least 50% of its gross income or net assets come from activities in the sector;

*  at least 50% of its assets are devoted to producing revenues from the sector;
   or

*  based on other information we obtain, we determine that its primary business should be categorized within the sector.

Using a growth investment strategy, the fund managers look for stocks of companies they believe will increase in value over time. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the fund. This means that the managers make their investment decisions based primarily on the business  fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies to identify trends  in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain  accelerating growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund managers invest in companies that experience a change in their business that may  stimulate future revenue and earnings acceleration and lead to positive investor perception. The change typically is the result of key events including: entry into a new market, development of a new product, obtaining a new patent or license, or the presentation of clinical data showing efficacy for a new drug or medical device. The fund managers also believe that it is important to diversify the fund's holdings across geographical regions  and different countries. For this reason, the fund managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations, and tax considerations when making investments.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested regardless of the movement of the market generally.

[right margin]

[triangle]
Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

                                                                               7

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund will usually purchase equity securities of both U.S. and foreign companies.  This fund can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, nonleveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Although not a primary investment strategy of the fund, in the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or high-quality, short-term debt securities. To the extent the fund assumes a defensive position, it will not be pursuing its objective of capital growth.

When the managers believe it is prudent or if they are unable to find securities that satisfy the fund's primary investment strategy, the fund may invest a portion of its assets in convertible debt securities, foreign securities, short-term securities, equity-equivalent securities, nonleveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the managers cannot leverage the fund's assets by investing in a derivative security. A complete description of the derivatives policy is included in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The fund will focus its investments among companies in the life sciences sector.
Because those investments are concentrated in a comparatively narrow segment of the total market, the fund's investments are not as diversified as those of many other mutual funds. Because of this, companies in the fund's portfolio may react similarly to market developments, such as government regulation, subsidies or technological advancements. This means that the fund's net asset value may be more volatile than that of less concentrated funds. As a result, the value of an investment in the fund may rise or fall rapidly.

In addition, the fund is nondiversified. This means that the fund's managers may choose to invest in a relatively small number of securities. If so, a price change in any one of these securities may have a greater impact on the fund's share price than would be the case if the fund were diversified. Although the fund's managers expect it will ordinarily invest in enough securities to qualify as a diversified fund, its nondiversified status gives them more flexibility to invest heavily in the most attractive companies identified by the fund's methodology.

Many faster-growing life sciences companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products. Many  of these companies' activities are funded or subsidized by government grants or other funding, which may be reduced or withdrawn. Changes in government regulation also can have an impact on a company's profitability and/or stock price. Continuing technological advances may mean rapid obsolescence of key products and services. These business uncertainties may increase the volatility of the prices for these companies' securities.

8

In addition to publicly traded securities, the fund may invest up to 15% of its assets in privately placed securities. These securities may be considered illiquid if they cannot be sold in seven days at approximately the price at which the fund is valuing them. Privately placed securities are valued by the manager pursuant to procedures established by the fund's Board of Directors.

The fund managers may buy a large amount of a company's stock quickly and may dispose of it quickly if it no longer meets their investment criteria. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of portfolio turnover and share price volatility. This portfolio turnover and share price volatility can be greater than that of the average stock fund. Higher portfolio turnover leads to higher brokerage costs, which are borne by the fund. Portfolio turnover also may affect the character of capital gains  realized and distributed by the fund, if any, because short-term capital gains are taxable as ordinary income.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund's style, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

The fund may invest in companies regardless of size, which means it may invest in smaller U.S. and foreign companies. Investing in securities of smaller companies generally presents unique risks. Smaller companies may have limited resources, trade less frequently and have less publicly available information.
They also may be more sensitive to changing political and economic conditions.
These factors may cause investments in smaller companies to experience more price volatility.

The fund may invest in securities of foreign companies. Foreign investment involves  additional risks, including fluctuations in currency exchange rates, less stable political  and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities.
Because the fund managers intend to invest the fund's assets primarily in U.S.
securities, the risks associated with foreign investments are not considered to be principal risks of investing in the fund. To the extent the fund invests in foreign securities, the overall risk of the fund, however, could be affected.

The fund's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on the fund's performance depends on the strength of the  IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

These and other risks of investing in the fund are more fully described in the fund's Statement of Additional Information.

                                                                              9

TECHNOLOGY FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The fund seeks capital growth.

HOW DOES THE FUND PURSUE ITS INVESTMENT OBJECTIVE?

The fund managers will typically look for stocks of growing companies in the technology and telecommunications-related sector. To achieve its objective, the fund invests at least 80% of its assets in companies that the fund managers believe are  principally engaged in offering, using or developing products, processes or services  that provide or will benefit significantly from technological advancements or improvements. The fund managers consider technology and telecommunications-related  industries to include among others, computers (including software, products and  electronic components), semiconductors, networking, internet and on-line service providers, office automation, telecommunications, telecommunications equipment,  environmental services, media and information services, electronics, and defense and aerospace. The fund may invest in U.S. and foreign companies of any size.

Sometimes a company will engage in multiple lines of business. We will generally consider a company to be in the technology and telecommunications-related sector if

*  at least 50% of its gross income or net assets come from activities in the sector;

*  at least 50% of its assets are devoted to producing revenues from the sector;
   or

*  based on other information we obtain, we determine that its primary business should be categorized within the sector.

Using a growth investment strategy, the fund managers look for stocks of companies  they believe will increase in value over time. This strategy looks for companies with  earnings and revenues that are not only growing, but growing at a successively faster,  or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the fund. This means that the managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund managers may invest in companies that experience a change in their business that may stimulate future revenue and earnings acceleration and lead to positive investor perception. The change typically is the result of key events including:
entry into a new market, development of a new product, obtaining a new patent or license. The fund managers also believe that it is important to diversify the fund's holdings across  geographical regions and different countries. For this reason, the fund managers  also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations, and tax considerations when making investments.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested regardless of the movement of the market generally.

[left margin]

[triangle]
Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

10

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund will usually purchase equity securities of both U.S. and foreign companies. This fund can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, nonleveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Although not a primary investment strategy of the fund, in the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or high-quality, short-term debt securities. To the extent the fund assumes a defensive position, it will not be pursuing its objective  of capital growth.

When the managers believe it is prudent or if they are unable to find securities that satisfy the fund's primary investment strategy, the fund may invest a portion of its assets in convertible debt securities, foreign securities, short-term securities, equity-equivalent securities, nonleveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the managers cannot leverage the fund's assets by investing in a derivative security. A complete description of the derivatives policy is included in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The fund will focus its investments among companies in the technology and telecommunications-related sector. Because those investments are concentrated in a comparatively narrow segment of the total market, the fund's investments are not as  diversified as many other mutual funds. Because of this, companies in the fund's portfolio may react similarly to market developments, such as government regulation, subsidies, or technological advancements. This means that the fund's net asset value may be more volatile than that of less concentrated funds. As a result, the value of an investment in the fund may rise or fall rapidly.

In addition, the fund is nondiversified. This means that the fund's managers may choose to invest in a relatively small number of securities. If so, a price change in any one of these securities may have a greater impact on the fund's share price than would be the case if the fund were diversified. Although the fund's managers expect it will ordinarily invest in enough securities to qualify as a diversified fund, its nondiversified status gives them more flexibility to invest heavily in the most attractive companies identified by the fund's methodology.

Many faster-growing technology and telecommunications-related companies have limited operating histories. Continuing technological advances may mean rapid obsolescence of key products and services. These business uncertainties may increase the volatility of the prices for these companies' securities.

In addition to publicly traded securities, the fund may invest up to 15% in privately placed securities. These securities may be considered illiquid if they cannot be sold in seven days at approximately the price at which the fund is valuing them. Privately placed securities are valued by the manager pursuant to procedures established by the fund's Board of Directors.

                                                                              11

The fund managers may buy a large amount of a company's stock quickly, and may dispose of it quickly if it no longer meets their investment criteria. While the managers believe this strategy provides substantial appreciation potential over the long term, in  the short term it can create a significant amount of portfolio turnover and share price volatility. This portfolio turnover and share price volatility can be greater than that of  the average stock fund. Higher portfolio turnover leads to higher brokerage costs, which are borne by the fund.
Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, because short-term capital gains are taxable as ordinary income.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund's style, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

The fund may invest in companies regardless of size, which means it may invest in smaller U.S. and foreign companies. Investing in securities of smaller companies generally presents unique risks. Smaller companies may have limited resources, trade less frequently and have less publicly available information.
They also may be more sensitive to changing political and economic conditions.
These factors may cause investments in smaller companies to experience more price volatility.

The fund may invest in securities of foreign companies. Foreign investment involves  additional risks, including fluctuations in currency exchange rates, less stable political  and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities.
Because the fund managers intend to invest the fund's assets primarily in U.S.
securities, the risks associated with foreign investments are not considered to be principal risks of investing in the fund. To the extent the fund invests in foreign securities, the overall risk of the fund, however, could be affected.

The fund's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on the fund's performance depends on the strength of the  IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

These and other risks of investing in the fund are more fully described in the fund's Statement of Additional Information.

12

MANAGEMENT

WHO MANAGES THE FUNDS?

The Board of Directors, investment advisor and fund management teams play key roles in the management of the funds.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Directors does not manage the funds, it has hired an investment advisor to do
so. More than two-thirds of the directors are independent of the funds' advisor;
that is, they are not employed by and have no financial interest in the advisor.

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc.
The advisor has been managing mutual funds since 1958 and is headquartered at
4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provided to the funds during the most recent fiscal year, the advisor received a unified management fee based on a percentage of the average net assets of each fund. The amount of the management fee for the
Institutional Class is calculated daily and paid monthly in arrears, taking into account the average net assets of all classes of a fund.

Out of each fund's fee, the advisor paid all expenses of managing and operating that  fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of each fund's management fee may be paid by the fund's advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Funds to the Advisor as a Percentage of Average
Net Assets for the Most Recent Fiscal Year Ended November 30, 2001
--------------------------------------------------------------------------------
Life Sciences                                               1.30%
--------------------------------------------------------------------------------
Technology                                                  1.30%

                                                                              13

THE FUND MANAGEMENT TEAMS

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts to manage the funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment teams are identified below.

Life Sciences

ARNOLD K. DOUVILLE

Mr. Douville, Vice President and Senior Portfolio Manager, has been a member of the team that manages Life Sciences since its inception in June 2000. Before joining American Century in 1997, he served as Senior Portfolio Manager for
Munder Capital Management from September 1989 to October 1997. He has a bachelor's degree in economics from  the U.S. Air Force Academy and an MBA in finance, statistics and economics from the University of Chicago.

CHRISTY TURNER

Ms. Turner, Vice President and Portfolio Manager, has been a member of the team that manages Life Sciences since its inception in June 2000. Prior to that, she worked for four years as an investment analyst for the health care sector for other American Century equity funds, including Ultra, Select, New Opportunities and Giftrust. Before joining American Century in 1996, she worked as an investment analyst for First Chicago  Investment Management Company and as an
audit manager for KPMG Peat Marwick.  She has a bachelor's degree in accounting from the University of Central Florida and  an MBA in finance from the
University of North Carolina. She is a CFA charterholder.

Technology

CHRISTOPHER K. BOYD

Mr. Boyd, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages Technology since its inception in June 2000. With the exception of 1997, he has been with American Century since March 1988 and has served as a Portfolio Manager since December 1992. During 1997 he was in private practice as an investment advisor. He has a bachelor of science from the
University of Kansas and an MBA from Dartmouth College. He is a CFA charterholder.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies contained in the Statement of Additional
Information and the investment objective of the funds may not be changed without shareholder approval. The Board of Directors may change any other policies and investment strategies.

[left margin]

[triangle]
CODE OF ETHICS

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people  who manage the funds.
Among  other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.

14

INVESTING WITH AMERICAN CENTURY

ELIGIBILITY FOR INSTITUTIONAL CLASS SHARES

The Institutional Class shares are made available for purchase by large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the funds' minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies  for variable annuity and variable life products.

MINIMUM INITIAL INVESTMENT AMOUNTS

The minimum investment is $5 million ($3 million for endowments and foundations)
per fund. If you invest with us through a financial intermediary, the minimum investment requirement may be met by aggregating the investments of various clients of your  financial intermediary. The minimum investment requirement may be waived if you or your financial intermediary, if applicable, has an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations). In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

SERVICES AUTOMATICALLY AVAILABLE TO YOU

Most accounts automatically will have access to the services listed below when the account is opened. If you do not want these services, see Conducting
Business in Writing. If you have questions about the services that apply to your account type, please call us.

CONDUCTING BUSINESS IN WRITING

If you prefer to conduct business in writing only, you can indicate this on the account application. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with  signatures guaranteed for redemptions in excess of $100,000). If you want to add services later, you can complete an Investor
Service Options form.

YOUR GUIDE TO SERVICES AND POLICIES

When you open an account, you will receive a services guide, which explains the services available to you and the policies of the funds and the transfer agent.

                                                                             15

WAYS TO MANAGE YOUR ACCOUNT
--------------------------------------------------------------------------------
BY TELEPHONE

Service Representative
1-800-345-3533

OPEN AN ACCOUNT

If you are a current investor, you can open an account by exchanging shares from another American Century account.

EXCHANGE SHARES

Call or use our Automated Information Line if you have authorized us to accept telephone instructions.

MAKE ADDITIONAL INVESTMENTS

Call if you have authorized us to invest from your bank account.

SELL SHARES

Call a Service Representative.

--------------------------------------------------------------------------------
BY MAIL OR FAX

P.O. Box 419385
Kansas City, MO 64141-6385

Fax
816-340-4655

OPEN AN ACCOUNT

Send a signed, completed application and check or money order payable to
American Century Investments.

EXCHANGE SHARES

Send written instructions to exchange your shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

Send your check or money order for at least  $50 with an investment slip or $250 without an investment slip. If you don't have an investment slip, include your name, address and account number on your check or money order.

SELL SHARES

Send written instructions or a redemption form  to sell shares. Call a Service
Representative to request a form.

--------------------------------------------------------------------------------
AUTOMATICALLY

OPEN AN ACCOUNT

Not available.

EXCHANGE SHARES

Send written instructions to set up an automatic exchange of your shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

With the automatic investment privilege, you can purchase shares on a regular basis. You must invest at least $600 per year per account.

SELL SHARES

If you have at least $10,000 in your account, you may sell shares automatically by establishing Check-A-Month or Automatic Redemption plans.

BY WIRE

[triangle]  Please remember, if you request redemptions by wire, $10 will  be deducted from the amount redeemed. Your bank also may charge a fee.

OPEN AN ACCOUNT

Call to set up your account or mail a completed application to the address provided in the By mail section. Give your bank the following information to wire money.

* Our bank information
      Commerce Bank N.A.
      Routing No. 101000019
      Account No. Please call for the appropriate account number
* The fund name
* Your American Century account number*
* Your name
* The contribution year (for IRAs only)

*For additional investments only

MAKE ADDITIONAL INVESTMENTS

Follow the wire instructions provided in the Open an account section.

SELL SHARES

You can receive redemption proceeds by wire or electronic transfer.

EXCHANGE SHARES

Not available.

16

REDEMPTIONS

Your redemption proceeds will be calculated using the NET ASSET VALUE (NAV) next determined after we receive your transaction request in good order. Each time you make an investment with American Century, there is a seven-day holding period before you can redeem those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. This seven-day holding period begins the day after your investment is processed. However, investments by wire require only a one-day holding period.

In addition, we reserve the right to delay delivery of redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash, as described in the next section.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

If, during any 90-day period, you redeem fund shares worth more than $250,000
(or 1% of the value of the fund's assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The fund managers would select these securities from the fund's portfolio. A payment in securities can help the fund's remaining shareholders avoid tax liabilities that they might otherwise have incurred had the fund sold securities prematurely to pay the entire redemption amount in cash.

We will value these securities in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15  days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of  the transaction. This minimizes the effect of the redemption on the fund and its remaining investors.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum initial investment amount for any reason other than as a result of market fluctuation, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American
Century reserves the right to redeem the shares in the account and send the proceeds to your address of record. You may incur tax liability as a result of the redemption.

MODIFYING OR CANCELING AN INVESTMENT

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel
it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

[right margin]

A fund's NET ASSET VALUE, or NAV, is the price of the fund's shares.

[triangle]
A redemption is the sale of all or a portion of the shares in an account, including those sold as a part of an exchange to another American Century account.

                                                                             17

ABUSIVE TRADING PRACTICES

We do not permit market timing or other abusive trading practices in our funds.

Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

YOUR RESPONSIBILITY FOR UNAUTHORIZED TRANSACTIONS

American Century and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

INVESTING THROUGH FINANCIAL INTERMEDIARIES

If you do business with us through a financial intermediary or a retirement plan, your ability to purchase, exchange and redeem shares will depend on the policies of that entity. Some policy differences may include

*  minimum investment requirements

*  exchange policies

*  fund choices

*  cutoff time for investments

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the funds' annual reports, semiannual reports and Statement of Additional Information are available from your intermediary or plan sponsor.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American
Century's transfer agent. In some circumstances, American Century will pay the service provider a fee for performing those services.

Although fund share transactions may be made directly with American Century at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the intermediary and are not shared with
American Century or the funds.

The funds have authorized certain financial intermediaries to accept orders on each fund's behalf. American Century has contracts with these intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the intermediary on a fund's behalf before the time the net asset value is determined in order to receive that day's share price. If those orders are transmitted to American Century and paid for in accordance with the contract, they will be priced at the net asset value next determined after your request is received in the form required by the intermediary.

[right margin]

[triangle]
Financial intermediaries include banks, broker-dealers, insurance companies and investment advisors.

18

SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

American Century determines the NAV of each fund as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is closed (including certain
U.S. holidays), we do not calculate the NAV. A fund share's NAV is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.

If current market prices of securities owned by a fund are not readily available, the  advisor may determine their fair value in accordance with procedures adopted by the fund's Board. Trading of securities in foreign markets may not take place every day the Exchange is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when a fund's NAV is not calculated.  So, the value of a fund's portfolio may be affected on days when you can't purchase or redeem shares of the fund.

We will price your purchase, exchange or redemption at the NAV next determined after we receive your transaction request in GOOD ORDER.

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received  by a fund , as well as CAPITAL GAINS realized by a fund on the sale of its investment securities. Each fund generally pays distributions from net income, if any, once a year in December.
Distributions from realized capital gains are paid twice a year, usually in
March and December. A fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next  business day after your purchase is effective. For example, if you purchase shares on  a day a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash. Please consult your services guide for further information about distributions and your options for receiving them.

[right margin]

GOOD ORDER means that your  instructions have been received in the form required by American Century. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased.

                                                                              19

TAXES

The tax consequences of owning shares of the funds will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the funds of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or a qualified employer-sponsored retirement or savings plan, income and capital gains  distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the funds. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the
Statement of Additional Information for a more complete discussion of the tax consequences of owning shares of the funds.

Taxability of Distributions

Fund distributions may consist of income such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income. Distributions of capital gains are classified either as short term or long term and are taxed as follows:

                                     Tax Rate for 10%      Tax Rate for
Type of Distribution                 and 15% Brackets      All Other Brackets
--------------------------------------------------------------------------------
Short-term capital gains             Ordinary income rate  Ordinary income rate
--------------------------------------------------------------------------------
Long-term capital gains (1-5 years)  10%                   20%
--------------------------------------------------------------------------------
Long-term capital gains (>5 years)    8%                   20%(1)

(1)  The reduced rate for these gains will not begin until 2006 because the security holding period must start after December 31, 2000. Once the security has been held for more than 5 years, the rate will be 18%.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century or a financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing (Form 1099-DIV).

Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

[left margin]

[triangle]
BUYING A DIVIDEND

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The funds distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

20

Taxes on Transactions

Your redemptions--including exchanges to other American Century funds--are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the
Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

                                                                             21

MULTIPLE CLASS INFORMATION

American Century offers four classes of the funds: Investor Class, Institutional
Class, Advisor Class and C Class. The shares offered by this Prospectus are
Institutional Class shares and are offered primarily through employer-sponsored retirement plans, or through institutions like banks, broker-dealers and insurance companies.

The other classes have different fees, expenses and/or minimum investment requirements from the Institutional Class. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at

*  1-800-345-2021 for Investor Class shares

*  1-800-345-3533 for Advisor and C Class shares

You also can contact a sales representative or financial intermediary who offers those classes of shares.

Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

22

FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the share class is not five years old.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Report and the financial statements are included  in the funds' Annual Report, which is available upon request.

                                                                              23

LIFE SCIENCES FUND

Institutional Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

Per-Share Data

                                                           2001         2000(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $5.28          $5.26
                                                      ------------   -----------

Income From Investment Operations

  Net Investment Loss(2)                                  (0.02)         (0.02)

  Net Realized and Unrealized Gain (Loss)                 (0.24)          0.04
                                                      ------------   -----------
  Total From Investment Operations                        (0.26)          0.02
                                                      ------------   -----------

Distributions

  From Net Realized Gains                                 (0.13)           --
                                                      ------------   -----------
Net Asset Value, End of Period                            $4.89          $5.28
                                                      ============    ==========
  Total Return(3)                                         (4.97)%         0.38%

Ratios/Supplemental Data

                                                            2001        2000(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets           1.30%      1.30%(4)

Ratio of Net Investment Loss to Average Net Assets        (0.41)%    (0.80)%(4)

Portfolio Turnover Rate                                      206%        64%(5)

Net Assets, End of Period (in thousands)                   $4,348       $3,363

(1)  July 17, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places.
     If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2000 (inception of fund) through November 30, 2000.

24

TECHNOLOGY FUND

Institutional Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

Per-Share Data

                                                           2001         2000(1)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                      $3.19         $5.54
                                                      ------------   -----------

Income From Investment Operations

  Net Investment Loss(2)                                  (0.02)        (0.01)

  Net Realized and Unrealized Loss                        (1.07)        (2.34)
                                                      ------------   -----------

  Total From Investment Operations                        (1.09)        (2.35)
                                                      ------------   -----------

Net Asset Value, End of Period                            $2.10         $3.19
                                                      ============    ==========

  Total Return(3)                                        (34.17)%      (42.42)%

Ratios/Supplemental Data

                                                              2001      2000(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets             1.30%    1.30%(4)

Ratio of Net Investment Loss to Average Net Assets          (0.59)%  (0.70)%(4)

Portfolio Turnover Rate                                        356%     125%(5)

Net Assets, End of Period (in thousands)                     $9,198     $7,995

(1)  July 14, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places.
     If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2000 (inception of fund) through November 30, 2000.

                                                                             25

PERFORMANCE INFORMATION OF OTHER CLASS

The following financial information is provided to show the performance of the fund's original class of shares. This class, the Investor Class, has a total expense ratio that is 0.20% higher than the Institutional Class. The
Institutional Class is made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders. As a result, the advisor is able to charge this class a lower unified management fee.
If the Institutional Class had existed during the periods presented, its performance would have been higher because of the lower expense.

The table on the next page itemizes what contributed to the changes in Investor
Class share price during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years, or less, if the share class is not five years old.

On a per-share basis, the table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

The table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Report and the financial statements are included in the funds' Annual Report, which is available upon request.

26

LIFE SCIENCES FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                           2001         2000(1)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                      $5.28         $5.00
                                                      ------------   -----------

Income From Investment Operations

  Net Investment Loss(2)                                  (0.03)        (0.02)

  Net Realized and Unrealized Gain (Loss)                 (0.25)         0.30
                                                      ------------   -----------

  Total From Investment Operations                        (0.28)         0.28
                                                      ------------   -----------

Distributions

  From Net Realized Gains                                 (0.13)           --
                                                      ------------   -----------

Net Asset Value, End of Period                            $4.87         $5.28
                                                      ============    ==========

  Total Return(3)                                         (5.35)%        5.60%

Ratios/Supplemental Data

                                                            2001        2000(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets           1.50%      1.50%(4)

Ratio of Net Investment Loss to Average Net Assets        (0.61)%    (0.95)%(4)

Portfolio Turnover Rate                                      206%           64%

Net Assets, End of Period (in thousands)                 $227,341      $233,785

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                                                             27

TECHNOLOGY FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                           2001         2000(1)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                      $3.19         $5.00
                                                      ------------   -----------

Income From Investment Operations

  Net Investment Loss(2)                                  (0.02)        (0.02)

  Net Realized and Unrealized Loss                        (1.08)        (1.79)
                                                      ------------   -----------

  Total From Investment Operations                        (1.10)        (1.81)
                                                      ------------   -----------

Net Asset Value, End of Period                            $2.09         $3.19
                                                      ============   ===========

  Total Return(3)                                        (34.48)%      (36.20)%

Ratios/Supplemental Data

                                                            2001        2000(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets           1.50%      1.50%(4)

Ratio of Net Investment Loss to Average Net Assets        (0.79)%    (0.83)%(4)

Portfolio Turnover Rate                                      356%         125%

Net Assets, End of Period (in thousands)                 $173,877     $195,776

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

28

NOTES

                                                                             29

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference  into this Prospectus. This means that it is legally part of this
Prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the funds or your accounts, by contacting American Century at the address or telephone numbers listed below.

You also can get information about the funds (including the SAI) from the
Securities  and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person                SEC Public Reference Room
                         Washington, D.C.
                         Call 202-942-8090 for location and hours.

On the Internet          * EDGAR database at www.sec.gov

                         * By email request at publicinfo@sec.gov

By mail                  SEC Public Reference Section
                         Washington, D.C. 20549-0102

FUND REFERENCE (INSTITUTIONAL CLASS)

                                Fund Code             Ticker
--------------------------------------------------------------------------------
Life Sciences Fund              404                   N/A
--------------------------------------------------------------------------------
Technology Fund                 396                   N/A

Investment Company Act File No. 811-6247

[american century logo and text logo (reg. sm)]

American Century Investments
P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-3533 or 816-531-5575
www.americancentury.com

0204
SH-PRS 28737

Your
AMERICAN CENTURY
prospectus

C CLASS      April 1, 2002

Life Sciences Fund

Technology Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
TELLS YOU OTHERWISE IS COMMITTING A CRIME.

American Century Investment Services, Inc.

                                [american century logo and text logo (reg. sm)]

Dear Investor,

American Century is committed to helping people make the most of their financial opportunities. That's why we are focused on achieving superior results and building long-term relationships with investors. We believe our relationship with you begins with providing a prospectus that's easy to read, and more importantly, that gives you the information you need to have confidence in the investment decisions you have made or are soon to make.

Naturally, you may have questions about investing after you read through the
Prospectus. Please contact your investment professional with questions or for more information about our funds.

Sincerely,

/s/W. Gordon Snyder
W. Gordon Snyder
President, Chief Marketing Officer
American Century Investment Services, Inc.

[left margin]

                 [american century logo and text logo (reg. sm)]

                                American Century
                                  Investments

                                P.O. Box 419385
                                Kansas City, MO
                                   64141-6385

[right margin]

Throughout this book you'll find definitions of key investment terms and phrases. When you see a word printed in GREEN ITALICS, look for its definition in the margin.

[triangle]  This symbol highlights special information and helpful tips.

AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek capital growth.

WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

LIFE SCIENCES - The fund managers look for stocks of growing U.S. and foreign companies that engage in the business of providing products and services that help promote personal health and wellness.

TECHNOLOGY - The fund managers look for stocks of growing U.S. and foreign companies with business operations in the technology and
telecommunications-related sectors.  These companies include those that the fund managers believe will benefit significantly from advances or improvements in technology.

The investment strategy of these funds is based on the belief that, over the long term, stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value over time. A more detailed description of American Century's growth investment style and the funds'
investment strategies and risks begins on page 6 for Life Sciences and page 9 for Technology.

The funds' principal risks include

*  MARKET RISK - The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

*  PRICE VOLATILITY - The value of a fund's shares may fluctuate significantly in the
   short term.

*  CONCENTRATION (LIFE SCIENCES) - Life Sciences will focus on the medical and healthcare industry and related industry groups. Because of this, companies in  the fund's portfolio may react similarly to market developments, such as government regulation, subsidies, or technological advancements. As a result, the fund's net asset value may be more volatile than that of less concentrated funds.

*  CONCENTRATION (TECHNOLOGY) - Technology will focus on the technology and telecommunications industries and related industry groups. Because of this, companies in the fund's portfolio may react similarly to market developments.
   As a result, the fund's net asset value may be more volatile than that of less concentrated funds.

*  PRINCIPAL LOSS - At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing  in the funds.

2

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a good investment if you are

*  seeking long-term capital growth potential from your investment

*  seeking diversification of your investment portfolio through investment in life sciences-related companies (Life Sciences)

*  seeking diversification of your investment portfolio through investment in technology and telecommunications-related companies (Technology)

*  comfortable with the risks associated with investing in U.S. and foreign securities

*  comfortable with the risks associated with investing in life sciences-related
   (Life Sciences) or technology and telecommunications-related (Technology)
   companies

*  comfortable with the funds' short-term price volatility

*  investing through an IRA or other tax-advantaged retirement plan

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are

*  seeking current income from your investment

*  investing for a short period of time

*  uncomfortable with the risks associated with these funds

*  uncomfortable with short-term volatility in the value of your investment

[right margin]

[triangle]
An investment in the funds is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                                                                              3

FUND PERFORMANCE HISTORY

When the C Class of a fund has investment results for a full calendar year, this section will feature charts that show

*  Annual Total Returns

*  Highest and Lowest Quarterly Returns

*  Average Annual Total Returns for the C Class of the fund, including a comparison of these returns to a benchmark index

The performance of a fund's Investor Class shares for each full calendar year in the life of the fund is shown below. Account fees are not reflected in the chart below. If they had been included, returns would have been lower than those shown.(1)

[bar chart data below]

                  Life Sciences Fund              Technology Fund
2001                   -7.76                           -35.63

(1)  If the C Class had existed during the periods presented, its performance would have been substantially similar to that of the Investor Class because each represents an investment in the same portfolio of securities. However, performance of the C Class would have been lower because of its higher expense ratio.

[left margin]

[triangle]
The performance information on  this page is designed to help you  see how the funds' returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

4

FEES AND EXPENSES

There are no sales loads, fees or other charges

*  to buy fund shares directly from American Century

*  to reinvest dividends in additional shares

*  to exchange into the C Class shares of other American Century funds

*  to redeem your shares after you have held them for 18 months (other than a
   $10 fee to redeem by wire)

The following table describes the fees and expenses you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (load)
   (as a percentage of net asset value)                                1.00%(1)

(1)  The deferred sales charge is contingent on the length of time you have owned your shares. The charge is 1.00% in the first year after purchase, declines ratably over the next six months, and is eliminated thereafter.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                      Management   Distribution and          Other         Total Annual Fund
                      Fee(1)       Service (12b-1) Fees(2)   Expenses(3)   Operating Expenses
----------------------------------------------------------------------------------------------
Life Sciences Fund    1.50%        1.00%                     0.00%         2.50%
----------------------------------------------------------------------------------------------
Technology Fund       1.50%        1.00%                     0.00%         2.50%

(1)  Based on expenses incurred by all classes of the funds during the funds'
     most recent fiscal year. The funds have stepped-fee schedules. As a result, the funds' management fee rates generally decrease as fund assets increase and increase as fund assets decrease.

(2)  The 12b-1 fee is designed to permit investors to purchase C Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing individual shareholder and administrative services, and a portion is used to compensate them for distribution services. For more information, see
     Service and Distribution Fees, page 20.

(3)  Other expenses, which include the fees and expenses of the funds'
     independent directors and their legal counsel, as well as interest, were less than 0.005% for the most recent fiscal year.

EXAMPLE

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .

*  invest $10,000 in the fund

*  redeem all of your shares at the end of the periods shown below

*  earn a 5% return each year

*  incur the same operating expenses as shown above

.. . . your cost of investing in the fund would be:

                            1 year       3 years       5 years       10 years
-------------------------------------------------------------------------------
Life Sciences Fund          $353         $771          $1,317        $2,803
-------------------------------------------------------------------------------
Technology Fund             $353         $771          $1,317        $2,803

You would pay the following expenses if you did not redeem your shares.

                            1 year       3 years       5 years       10 years
-------------------------------------------------------------------------------
Life Sciences Fund          $251         $771          $1,317        $2,803
-------------------------------------------------------------------------------
Technology Fund             $251         $771          $1,317        $2,803

[left margin]

[triangle]
When purchasing through a financial intermediary you may be charged a fee.

[triangle]
Use this example to compare the costs of investing in other funds. Of course, your actual costs may be higher or lower.

                                                                             5

OBJECTIVES, STRATEGIES AND RISKS

LIFE SCIENCES FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The fund seeks capital growth.

HOW DOES THE FUND PURSUE ITS INVESTMENT OBJECTIVE?

The fund managers will typically look for stocks of growing companies in the life  sciences sector. To achieve its objective, the fund invests at least 80%
of its assets in companies that engage in the business of providing products and services that help promote health and wellness. Life science companies generally own, operate or support healthcare facilities (including, among others, hospitals, outpatient surgery facilities,  dialysis centers; dental centers and physical therapy centers); design, manufacture  or sell pharmaceuticals, bio-pharmaceuticals, medical research facilities, and medical devices and supplies; or may provide biotechnology needed to improve agriculture, aquaculture, forestry, chemicals, household products and cosmetics/personal care products, environmental cleanup, food processing, and forensic medicine. The fund may invest in U.S. and foreign companies of any size.

Sometimes a company will engage in multiple lines of business. We will generally consider a company to be in the life sciences sector if

*  at least 50% of its gross income or net assets come from activities in the sector;

*  at least 50% of its assets are devoted to producing revenues from the sector;
   or

*  based on other information we obtain, we determine that its primary business should be categorized within the sector.

Using a growth investment strategy, the fund managers look for stocks of companies  they believe will increase in value over time. This strategy looks for companies with  earnings and revenues that are not only growing, but growing at a successively faster,  or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the fund. This means that the managers make their investment decisions based primarily on the business  fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies to identify trends  in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain  accelerating growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund managers invest in companies that experience a change in their business that may  stimulate future revenue and earnings acceleration and lead to positive investor perception. The change typically is the result of key events including: entry into a new market, development of a new product, obtaining a new patent or license, or the presentation of clinical data showing efficacy for a new drug or medical device. The fund managers also believe that it is important to diversify the fund's holdings across geographical regions  and different countries. For this reason, the fund managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations, and tax considerations when making investments.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested regardless of the  movement of the market generally.

[left margin]

[triangle]
Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

6

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund will usually purchase equity securities of both U.S. and foreign companies.  This fund can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, nonleveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Although not a primary investment strategy of the fund, in the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or high-quality, short-term debt securities. To the extent the fund assumes a defensive position, it will not be pursuing its objective  of capital growth.

When the managers believe it is prudent or if they are unable to find securities that satisfy the fund's primary investment strategy, the fund may invest a portion of its assets in convertible debt securities, foreign securities, short-term securities, equity-equivalent securities, nonleveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the managers cannot leverage the fund's assets by investing in a derivative security. A complete description of the derivatives policy is included in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The fund will focus its investments among companies in the life sciences sector.
Because those investments are concentrated in a comparatively narrow segment of the total market, the fund's investments are not as diversified as those of many other mutual funds. Because of this, companies in the fund's portfolio may react similarly to market developments, such as government regulation, subsidies or technological advancements. This means that the fund's net asset value may be more volatile than that of less concentrated funds. As a result, the value of an investment in the fund may rise or fall rapidly.

In addition, the fund is nondiversified. This means that the fund's managers may choose to invest in a relatively small number of securities. If so, a price change in any one of these securities may have a greater impact on the fund's share price than would be the case if the fund were diversified. Although the fund's managers expect it will ordinarily invest in enough securities to qualify as a diversified fund, its nondiversified status gives them more flexibility to invest heavily in the most attractive companies identified by the fund's methodology.

Many faster-growing life sciences companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products. Many of these companies' activities are funded or subsidized by government grants or other funding, which may be reduced or withdrawn. Changes in government regulation also can have an impact on a company's profitability and/or stock price. Continuing technological advances may mean rapid obsolescence of key products and services. These business uncertainties may increase the volatility of the prices for these companies' securities.

                                                                              7

In addition to publicly traded securities, the fund may invest up to 15% of its assets in privately placed securities. These securities may be considered illiquid if they cannot be sold in seven days at approximately the price at which the fund is valuing them. Privately placed securities are valued by the manager pursuant to procedures established by the fund's Board of Directors.

The fund managers may buy a large amount of a company's stock quickly and may dispose of it quickly if it no longer meets their investment criteria. While the managers believe this strategy provides substantial appreciation potential over the long term, in  the short term it can create a significant amount of portfolio turnover and share price volatility. This portfolio turnover and share price volatility can be greater than that of  the average stock fund. Higher portfolio turnover leads to higher brokerage costs, which are borne by the fund.
Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, because short-term capital gains are taxable as ordinary income.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund's style, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

The fund may invest in companies regardless of size, which means it may invest in smaller U.S. and foreign companies. Investing in securities of smaller companies generally presents unique risks. Smaller companies may have limited resources, trade less frequently and have less publicly available information.
They also may be more sensitive to changing political and economic conditions.
These factors may cause investments in smaller companies to experience more price volatility.

The fund may invest in securities of foreign companies. Foreign investment involves  additional risks, including fluctuations in currency exchange rates, less stable political  and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities.
Because the fund managers intend to invest the fund's assets primarily in U.S.
securities, the risks associated with foreign investments are not considered to be principal risks of investing in the fund. To the extent the fund invests in foreign securities, the overall risk of the fund, however, could be affected.

The fund's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

These and other risks of investing in the fund are more fully described in the fund's Statement of Additional Information.

8

TECHNOLOGY FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The fund seeks capital growth.

HOW DOES THE FUND PURSUE ITS INVESTMENT OBJECTIVE?

The fund managers will typically look for stocks of growing companies in the technology and telecommunications-related sector. To achieve its objective, the fund invests at least 80% of its assets in companies that the fund managers believe are principally engaged in offering, using or developing products, processes or services that provide or will benefit significantly from technological advancements or improvements. The fund managers consider technology and telecommunications-related industries to include among others, computers (including software, products and electronic components), semiconductors, networking, internet and on-line service providers, office automation, telecommunications, telecommunications equipment, environmental services, media and information services, electronics, and defense and aerospace. The fund may invest in U.S. and foreign companies of any size.

Sometimes a company will engage in multiple lines of business. We will generally consider a company to be in the technology and telecommunications-related sector if

*  at least 50% of its gross income or net assets come from activities in the sector;

*  at least 50% of its assets are devoted to producing revenues from the sector;
   or

*  based on other information we obtain, we determine that its primary business should be categorized within the sector.

Using a growth investment strategy, the fund managers look for stocks of companies  they believe will increase in value over time. This strategy looks for companies with  earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the fund. This means that the managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies to identify trends  in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain  accelerating growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund managers may invest in companies that experience a change in their business that may stimulate future revenue and earnings acceleration and lead to positive investor perception. The change typically is the result of key events including:
entry into a new market, development of a new product, obtaining a new patent or license. The fund managers also believe that it is important to diversify the fund's holdings across geographical regions and different countries. For this reason, the fund managers also consider the prospects for relative economic growth among countries or regions, economic and  political conditions, expected inflation rates, currency exchange fluctuations, and tax considerations when making investments.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested regardless of the  movement of the market generally.

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Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

                                                                              9

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund will usually purchase equity securities of both U.S. and foreign companies.  This fund can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, nonleveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Although not a primary investment strategy of the fund, in the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or high-quality, short-term debt securities. To the extent the fund assumes a defensive position, it will not be pursuing its objective of capital growth.

When the managers believe it is prudent or if they are unable to find securities that satisfy the fund's primary investment strategy, the fund may invest a portion of its assets in convertible debt securities, foreign securities, short-term securities, equity-equivalent securities, nonleveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the managers cannot leverage the fund's assets by investing in a derivative security. A complete description of the derivatives policy is included in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The fund will focus its investments among companies in the technology and telecommunications-related sector. Because those investments are concentrated in a comparatively narrow segment of the total market, the fund's investments are not as  diversified as many other mutual funds. Because of this, companies in the fund's portfolio may react similarly to market developments, such as government regulation, subsidies,  or technological advancements. This means that the fund's net asset value may be more volatile than that of less concentrated funds. As a result, the value of an investment in  the fund may rise or fall rapidly.

In addition, the fund is nondiversified. This means that the fund's managers may choose to invest in a relatively small number of securities. If so, a price change in any one of these securities may have a greater impact on the fund's share price than would be the case if the fund were diversified. Although the fund's managers expect it will ordinarily invest in enough securities to qualify as a diversified fund, its nondiversified status gives them more flexibility to invest heavily in the most attractive companies identified by the fund's methodology.

Many faster-growing technology and telecommunications-related companies have limited operating histories. Continuing technological advances may mean rapid obsolescence of key products and services. These business uncertainties may increase the volatility of the prices for these companies' securities.

In addition to publicly traded securities, the fund may invest up to 15% in privately placed securities. These securities may be considered illiquid if they cannot be sold in seven days at approximately the price at which the fund is valuing them. Privately placed securities are valued by the manager pursuant to procedures established by the fund's Board of Directors.

10

The fund managers may buy a large amount of a company's stock quickly, and may dispose of it quickly if it no longer meets their investment criteria. While the managers believe this strategy provides substantial appreciation potential over the long term, in  the short term it can create a significant amount of portfolio turnover and share price volatility. This portfolio turnover and share price volatility can be greater than that of the average stock fund. Higher portfolio turnover leads to higher brokerage costs, which are borne by the fund.
Portfolio turnover also may affect the character of capital gains  realized and distributed by the fund, if any, because short-term capital gains are taxable as ordinary income.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund's style, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

The fund may invest in companies regardless of size, which means it may invest in smaller U.S. and foreign companies. Investing in securities of smaller companies generally presents unique risks. Smaller companies may have limited resources, trade less frequently and have less publicly available information.
They also may be more sensitive to changing political and economic conditions.
These factors may cause investments in smaller companies to experience more price volatility.

The fund may invest in securities of foreign companies. Foreign investment involves  additional risks, including fluctuations in currency exchange rates, less stable political  and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities.
Because the fund managers intend to invest the fund's assets primarily in U.S.
securities, the risks associated with foreign investments are not considered to be principal risks of investing in the fund. To the extent the fund invests in foreign securities, the overall risk of the fund, however, could be affected.

The fund's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance  as its assets grow.

These and other risks of investing in the fund are more fully described in the fund's Statement of Additional Information.

                                                                             11

MANAGEMENT

WHO MANAGES THE FUNDS?

The Board of Directors, investment advisor and fund management teams play key roles in the management of the funds.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Directors does not manage the funds, it has hired an investment advisor to do
so. More than two-thirds of the directors are independent of the funds' advisor;
that is, they are not employed by and have no financial interest in the advisor

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc.
The advisor has been managing mutual funds since 1958 and is headquartered at
4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provided to the funds during the most recent fiscal year, the advisor received a unified management fee based on a percentage of the average net assets of each fund. The amount of the management fee for the C
Class is calculated daily and paid monthly in arrears, taking into account the average net assets of all classes of a fund.

Out of each fund's fee, the advisor paid all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of each fund's management fee may be paid by the fund's advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Funds to the Advisor as a Percentage of Average
Net Assets for the Most Recent Fiscal Year Ended November 30, 2001
--------------------------------------------------------------------------------
Life Sciences                                               1.50%(1)
--------------------------------------------------------------------------------
Technology                                                  1.50%(2)

(1)  Annualized.

(2)  Sale of the C Class had not commenced as of November 30, 2001. Rate disclosed indicates the percentage that would have been paid had the class commenced sale during the period.

12

THE FUND MANAGEMENT TEAMS

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts to manage the funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment teams are identified below.

Life Sciences

ARNOLD K. DOUVILLE

Mr. Douville, Vice President and Senior Portfolio Manager, has been a member of the team that manages Life Sciences since its inception in June 2000. Before joining American Century in 1997, he served as Senior Portfolio Manager for
Munder Capital Management from September 1989 to October 1997. He has a bachelor's degree in economics from  the U.S. Air Force Academy and an MBA in finance, statistics and economics from the University of Chicago.

CHRISTY TURNER

Ms. Turner, Vice President and Portfolio Manager, has been a member of the team that manages Life Sciences since its inception in June 2000. Prior to that, she worked for four years as an investment analyst for the health care sector for other American Century equity funds, including Ultra, Select, New Opportunities and Giftrust. Before joining American Century in 1996, she worked as an investment analyst for First Chicago  Investment Management Company and as an
audit manager for KPMG Peat Marwick.  She has a bachelor's degree in accounting from the University of Central Florida and  an MBA in finance from the
University of North Carolina. She is a CFA charterholder.

Technology

CHRISTOPHER K. BOYD

Mr. Boyd, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages Technology since its inception in June 2000. With the exception of 1997, he has been with American Century since March 1988 and has served as a Portfolio Manager since December 1992. During 1997 he was in private practice as an investment advisor. He has a bachelor of science from the
University of Kansas and an MBA from Dartmouth College. He is a CFA charterholder.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies contained in the Statement of Additional
Information and the investment objective of the funds may not be changed without shareholder approval. The Board of Directors may change any other policies and investment strategies.

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CODE OF ETHICS

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people  who manage the funds.
Among  other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.

                                                                             13

INVESTING WITH AMERICAN CENTURY

ELIGIBILITY FOR C CLASS SHARES

The C Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services.

MINIMUM INITIAL INVESTMENT AMOUNTS

To open an account, the minimum investments are:
--------------------------------------------------------------------------------
Individual or Joint                            $2,500
--------------------------------------------------------------------------------
Traditional IRA                                $1,000(1)
--------------------------------------------------------------------------------
Roth IRA                                       $1,000(1)
--------------------------------------------------------------------------------
Education IRA                                  $2,000
--------------------------------------------------------------------------------
UGMA/UTMA                                      $2,500
--------------------------------------------------------------------------------
403(b)                                         $1,000(2)
--------------------------------------------------------------------------------
Qualified Retirement Plans                     $2,500(3)

(1)  Effective May 1, 2002, the minimum initial investment amounts for traditional and Roth IRAs will be raised to $2,500.

(2)  For each fund you select for your 403(b) plan, American Century will waive the fund minimum if you make a contribution of at least $50 a month. If your contribution is less than $50 a month, you may make only one fund choice.

(3)  The minimum initial investment requirements may be different for some types of retirement accounts.

INVESTING THROUGH FINANCIAL INTERMEDIARIES

If you do business with us through a financial intermediary or a retirement plan, your ability to purchase, exchange and redeem shares will depend on the policies of that entity. Some policy differences may include

*  minimum investment requirements

*  exchange policies

*  fund choices

*  cutoff time for investments

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the funds' annual reports, semiannual reports and Statement of Additional Information are available from your intermediary or plan sponsor.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American
Century's transfer agent. In some circumstances, American Century will pay the service provider a fee for performing those services.

Although fund share transactions may be made directly with American Century at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the intermediary and are not shared with
American Century or the funds.

The funds have authorized certain financial intermediaries to accept orders on the fund's behalf. American Century has contracts with these intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the intermediary on a fund's behalf before the time the net asset value is determined in order to receive that day's share price. If those orders are transmitted to American Century and paid for in accordance with the contract, they will be priced at the net asset value next determined after your request is received in the form required by the intermediary.

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[triangle]
Financial intermediaries include banks, broker-dealers, insurance companies and investment advisors.

14

MODIFYING OR CANCELING AN INVESTMENT

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel
it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

ABUSIVE TRADING PRACTICES

We do not permit market timing or other abusive trading practices in our funds.

Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

YOUR RESPONSIBILITY FOR UNAUTHORIZED TRANSACTIONS

American Century and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

REDEMPTIONS

If you sell your shares within 18 months of their purchase, you will pay a sales charge the amount of which is contingent upon the amount of time you have held your shares. See Contingent Deferred Sales Charge on page 20.

Your redemption proceeds will be calculated using the NET ASSET VALUE (NAV) next determined after we receive your transaction request in good order. Each time you make an investment with American Century, there is a seven-day holding period before you can redeem those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. This seven-day holding period begins the day after your investment  is processed. However, investments by wire require only a one-day holding period.

In addition, we reserve the right to delay delivery of redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash, as described in the next section.

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A fund's NET ASSET VALUE, or NAV, is the price of the fund's shares.

[triangle]
A redemption is the sale of all or a portion of the shares in an account, including those sold as a part of an exchange to another American Century account.

                                                                            15

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

If, during any 90-day period, you redeem fund shares worth more than $250,000
(or 1% of the value of the fund's assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The fund managers would select these securities from the fund's portfolio. A payment in securities can help the fund's remaining shareholders avoid tax liabilities that they might otherwise have incurred had the fund sold securities prematurely to pay the entire redemption amount in cash.

We will value these securities in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of  the transaction. This minimizes the effect of the redemption on the fund and its remaining investors.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum initial investment amount for any reason other than as a result of market fluctuation, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American
Century reserves the right to redeem the shares in the account and send the proceeds to your address of record. Please note that shares redeemed in this manner may be subject to a sales charge if held less than 18 months. You also may incur tax liability as a result of the redemption.

EXCHANGES BETWEEN FUNDS

You may exchange C Class shares of a fund for C Class shares of any other
American Century fund. You may not exchange from the C Class to any other class.
We will not charge a Contingent Deferred Sales Charge (CDSC) on the shares you exchange, regardless of the length of time you have owned them. When you do redeem shares that have been exchanged, the CDSC will be based on the date you purchased the original shares.

16

SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

American Century determines the NAV of the fund as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is closed (including certain
U.S. holidays), we do not calculate the NAV. A fund share's NAV is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.

If current market prices of securities owned by a fund are not readily available, the advisor may determine their fair value in accordance with procedures adopted by the fund's Board. Trading of securities in foreign markets may not take place every day the Exchange is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when a fund's NAV is not calculated. So, the value of a fund's portfolio may be affected on days when you can't purchase or redeem shares of the fund.

We will price your purchase, exchange or redemption at the NAV next determined after we receive your transaction request in GOOD ORDER.

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized by a fund on the sale of its investment securities. Each fund generally pays distributions from net income, if any, once a year in December. Distributions from realized capital gains are paid twice a year, usually in March and
December. A fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next  business day after your purchase is effective. For example, if you purchase shares on a  day a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash.

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GOOD ORDER means that your  instructions have been received in the form required by American Century. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased.

                                                                             17

TAXES

The tax consequences of owning shares of the funds will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the funds of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or a qualified employer-sponsored retirement or savings plan, income and capital gains  distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the funds. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the
Statement of Additional Information for a more complete discussion of the tax consequences of owning shares of the funds.

Taxability of Distributions

Fund distributions may consist of income such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income. Distributions of capital gains are classified either as short term or long term and are taxed as follows:

                                     Tax Rate for           Tax Rate for
Type of Distribution                 10% and 15% Brackets   All Other Brackets
--------------------------------------------------------------------------------
Short-term capital gains             Ordinary income rate   Ordinary income
rate
--------------------------------------------------------------------------------
Long-term capital gains (1-5 years)  10%                    20%
--------------------------------------------------------------------------------
Long-term capital gains (>5 years)    8%                    20%(1)

(1)  The reduced rate for these gains will not begin until 2006 because the security holding period must start after December 31, 2000. Once the security has been held for more than 5 years, the rate will be 18%.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in  the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century or a financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing (Form 1099-DIV).

Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

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BUYING A DIVIDEND

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The funds distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

18

Taxes on Transactions

Your redemptions--including exchanges to other American Century funds--are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the
Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

                                                                             19

MULTIPLE CLASS INFORMATION

American Century offers four classes of the funds: Investor Class, Institutional
Class, Advisor Class and C Class. The shares offered by this Prospectus are C
Class shares and are offered primarily through employer-sponsored retirement plans, or through  institutions like banks, broker-dealers and insurance companies.

The other classes have different fees, expenses and/or minimum investment requirements from the C Class. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at

*  1-800-345-2021 for Investor Class shares

*  1-800-345-3533 for Institutional and Advisor Class shares

You also can contact a sales representative or financial intermediary who offers those classes of shares.

Except as described below, all classes of shares of the funds have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are: (a) each class may be subject to different expenses specific to  that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; (d) each class  may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

Contingent Deferred Sales Charge

If you sell C Class shares within 18 months of purchasing them, you will pay a
Contingent Deferred Sales Charge (CDSC). The charge is 1.00% in the first year after purchase, declines ratably over the next six months and is eliminated thereafter in accordance with the following chart:

   After 13 months   0.833%
   After 14 months   0.666%
   After 15 months   0.500%
   After 16 months   0.333%
   After 17 months   0.167%
   After 18 months   0.000%

The CDSC is calculated from your date of purchase, and will not be charged on shares acquired through reinvestment of dividends or distributions, increases in the net asset value of shares, or exchanges into the C Class of other American
Century funds. We will redeem shares not subject to the CDSC first, and other shares will be redeemed in the order they were purchased.

Service and Distribution Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The funds' C Class shares have a 12b-1 Plan. Under the Plan, the funds' C Class pays an annual fee of 1.00% of C Class average net assets, 0.25%
for certain individual shareholder and administrative services and 0.75% for distribution services. The advisor, as paying agent for the funds, pays all or a portion of such fees to the banks, broker-dealers and insurance companies that make C Class shares available. Because these fees are paid out of the funds'
assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Plan and its terms, see Multiple Class
Structure - Master Distribution and Shareholder Services Plan in the Statement
of Additional Information.

20

FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The table on the next page itemizes what contributed to the changes in share price  during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the share  class is not five years old.

On a per-share basis, the table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Reports and the financial statements are included in the funds' annual reports, which are available upon request.

                                                                             21

LIFE SCIENCES FUND

C Class

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED NOVEMBER 30

Per-Share Data

                                                                        2001(1)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                                     $4.87
                                                                     -----------

Income From Investment Operations

  Net Investment Income                                                   --(2)
                                                                     -----------

Net Asset Value, End of Period                                           $4.87
                                                                     ===========

  Total Return(3)                                                         0.00%

Ratios/Supplemental Data

                                                                        2001(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets                      2.50%(4)

Ratio of Net Investment Income to Average Net Assets                   1.46%(4)

Portfolio Turnover Rate                                                 206%(5)

Net Assets, End of Period (in thousands)                                    $3

(1)  November 29, 2001 (commencement of sale) through November 30, 2001.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 2001.

22

PERFORMANCE INFORMATION OF OTHER CLASS

The following financial information is provided to show the performance of the funds' original class of shares. This class, the Investor Class, has a total expense ratio that is 1.00% lower than the C Class. If the C Class had existed during the periods presented, its performance would have been lower because of the additional expense.

The tables on the next few pages itemize what contributed to the changes in the
Investor Class share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years, or less, if the share class is not five years old.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Report and the financial statements are included  in the funds' Annual Report, which is available upon request.

                                                                             23

LIFE SCIENCES FUND

Investor Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

Per-Share Data

                                                          2001          2000(1)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                     $5.28           $5.00
                                                      ------------   -----------

Income From Investment Operations

  Net Investment Loss(2)                                 (0.03)          (0.02)

  Net Realized and Unrealized Gain (Loss)                (0.25)           0.30
                                                      ------------   -----------

  Total From Investment Operations                       (0.28)           0.28
                                                      ------------   -----------

Distributions

  From Net Realized Gains                                (0.13)            --
                                                      ------------   -----------

Net Asset Value, End of Period                           $4.87           $5.28
                                                      ============   ===========

  Total Return(3)                                        (5.35)%          5.60%

Ratios/Supplemental Data

                                                           2001         2000(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets          1.50%       1.50%(4)

Ratio of Net Investment Loss to Average Net Assets       (0.61)%     (0.95)%(4)

Portfolio Turnover Rate                                     206%           64%

Net Assets, End of Period (in thousands)                $227,341      $233,785

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

24

TECHNOLOGY FUND

Investor Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

Per-Share Data

                                                          2001          2000(1)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                     $3.19          $5.00
                                                      ------------   -----------

Income From Investment Operations

  Net Investment Loss(2)                                 (0.02)         (0.02)

  Net Realized and Unrealized Loss                       (1.08)         (1.79)
                                                      ------------   -----------

  Total From Investment Operations                       (1.10)         (1.81)
                                                      ------------   -----------

Net Asset Value, End of Period                           $2.09          $3.19
                                                     =============  ============

  Total Return(3)                                       (34.48)%       (36.20)%

Ratios/Supplemental Data

                                                           2001         2000(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets          1.50%       1.50%(4)

Ratio of Net Investment Loss to Average Net Assets       (0.79)%     (0.83)%(4)

Portfolio Turnover Rate                                     356%          125%

Net Assets, End of Period (in thousands)                $173,877      $195,776

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                                                             25

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference  into this Prospectus. This means that it is legally part of this
Prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the funds or your accounts, by contacting American Century at the address or telephone numbers listed below.

You also can get information about the funds (including the SAI) from the
Securities  and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person                SEC Public Reference Room
                         Washington, D.C.
                         Call 202-942-8090 for location and hours.

On the Internet          * EDGAR database at www.sec.gov

                         * By email request at publicinfo@sec.gov

By mail                  SEC Public Reference Section
                         Washington, D.C. 20549-0102

FUND REFERENCE (INVESTOR CLASS)

                                          Fund Code              Ticker
--------------------------------------------------------------------------------
Life Sciences Fund                        104                    ALSIX
--------------------------------------------------------------------------------
Technology Fund                           96                     ATCIX

Investment Company Act File No. 811-6247

[american century logo and text logo (reg. sm)]

American Century Investments
P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-3533 or 816-531-5575
www.americancentury.com

0204
SH-PRS-28738

American Century
statement of
additional information

APRIL 1, 2002

American Century World Mutual Funds, Inc.

Life Sciences Fund

Technology Fund

This Statement of Additional Information adds to the discussion in the funds'
Prospectuses, dated April 1, 2002,  but is not a prospectus. The Statement  of
Additional Information should be read  in conjunction with the funds' current
Prospectuses. If you would like a copy  of a Prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit
American Century's Web site at www.americancentury.com.

This Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and  semiannual reports, which are delivered to  all shareholders. You may obtain a free copy of the funds' annual or semiannual reports by calling 1-800-345-2021.

American Century Investment Services, Inc.

                                [american century logo and text logo (reg. sm)]

THE FUNDS' HISTORY

American Century World Mutual Funds, Inc., is a registered open-end management investment company that was organized in 1990 as a Maryland corporation under the name Twentieth Century World Investors, Inc. In January 1997 it changed its name to American Century World Mutual Funds, Inc. Throughout this Statement of
Additional Information we refer to American Century World Mutual Funds, Inc. as the corporation.

Each fund described in this Statement of Additional Information is a separate series of  the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, and tax identification and stock registration numbers.

                       INVESTOR CLASS                      ADVISOR CLASS
--------------------------------------------------------------------------------
                Ticker            Inception          Ticker          Inception
Fund            Symbol            Date               Symbol          Date
--------------------------------------------------------------------------------
Life Sciences   ALSIX             6/30/2000          N/A           11/14/2000
--------------------------------------------------------------------------------
Technology      ATCIX             6/30/2000          N/A           6/30/2000
--------------------------------------------------------------------------------
                     INSTITUTIONAL CLASS                     C CLASS
--------------------------------------------------------------------------------
                Ticker            Inception          Ticker        Inception
Fund            Symbol            Date               Symbol        Date
--------------------------------------------------------------------------------
Life Sciences   N/A               7/17/2000          N/A           11/29/2001
--------------------------------------------------------------------------------
Technology      N/A               7/14/2000          N/A           N/A
--------------------------------------------------------------------------------

FUND INVESTMENT GUIDELINES

This section explains the extent to which the funds' advisor, American Century
Investment Management, Inc., can use various investment vehicles and strategies in managing the funds' assets. Descriptions of the investment techniques and risks associated with each appear in the section Investment Strategies and
Risks, which begins on page 3. In the case of the funds' principal investment strategies, these descriptions elaborate upon discussions contained in the funds' Prospectuses.

Each fund is nondiversified as defined in the Investment Company Act of 1940
(the Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than the U.S. government).

To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year

(1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S government or a regulated investment company), and

(2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

In general, within the restrictions outlined here and in the funds'
Prospectuses, the fund managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of  securities that may be held, subject to the investment restrictions described below. It is  the advisor's intention that the funds will generally consist of U.S. and foreign equity

2

securities. However, subject to the specific limitations applicable to the funds, the  funds' management teams may invest the assets of the funds in varying amounts in other instruments, such as those reflected in Table 1 below, when such a course is  deemed appropriate.

So long as a sufficient number of acceptable securities are available, the fund managers intend to keep the funds fully invested in equity securities, regardless of the movement of stock prices, generally. In most circumstances, each fund's actual level of cash and cash equivalents will be less than 10%. The managers may use stock index futures as a way to expose a fund's cash assets to the market, while maintaining liquidity. As mentioned in the Prospectuses, the managers may not leverage the funds' portfolios; so there is no greater market risk to the funds than if they purchase stocks. See Derivative Securities, page
7, Short-Term Securities, page 10, and Futures and Options, page 11.

An X in the column in table below indicates that that fund may invest in the investment vehicle or technique that appears in the corresponding row.

TABLE 1
--------------------------------------------------------------------------------

                                     Life Sciences       Technology
--------------------------------------------------------------------------------
Foreign Securities                         X                  X
--------------------------------------------------------------------------------
Equity Equivalents                         X                  X
--------------------------------------------------------------------------------
Debt Securities                           35%                35%
--------------------------------------------------------------------------------
Sovereign Debt Obligations                 X                  X
--------------------------------------------------------------------------------
Convertible Securities                     X                  X
--------------------------------------------------------------------------------
Short Sales                                X                  X
--------------------------------------------------------------------------------
Portfolio Lending                       33 1/3%             33 1/3%
--------------------------------------------------------------------------------
Derivative Securities                      X                  X
--------------------------------------------------------------------------------
Investments in Companies with Limited
Operating Histories                       15%                15%
--------------------------------------------------------------------------------
Other Investment Companies                10%                10%
--------------------------------------------------------------------------------
Repurchase Agreements                      X                  X
--------------------------------------------------------------------------------
When-Issued and Forward Commitment
Agreements                                 X                  X
--------------------------------------------------------------------------------
Restricted and Illiquid Securities        15%                15%
--------------------------------------------------------------------------------
Short-Term Securities                      X                  X
--------------------------------------------------------------------------------
Futures & Options                          X                  X
--------------------------------------------------------------------------------
Forward Currency Exchange Contracts        X                  X
--------------------------------------------------------------------------------

FUND INVESTMENTS AND RISKS

INVESTMENT STRATEGIES AND RISKS

This section describes investment vehicles and techniques that the fund managers can use in managing each fund's assets. It also details the risks associated with each investment vehicle or technique, because each investment vehicle and technique contributes to a fund's overall risk profile. To determine whether the funds may invest in a particular investment vehicle and whether there is a limit on the amount of fund assets that can be invested in such vehicle or technique, consult Table 1.

                                                                               2

Foreign Securities

Each fund may invest in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets. A description of the funds' investment strategy regarding foreign securities is contained in the funds' Prospectuses. Investing in securities of foreign issuers generally involves greater risks than investing in the securities of domestic companies including:

Currency Risk. The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign  security generally decreases when the value of the dollar rises against the foreign  currency in which the security is denominated, and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.

Political and Economic Risk. The economies of many of the countries in which the funds invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments. Further, the funds may encounter difficulties or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

Regulatory Risk. Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

Market and Trading Risk. Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the funds invest will  have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities.
Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

Clearance and Settlement Risk. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions,  making it difficult to conduct such transactions.
Delays in clearance and settlement  could result in temporary periods when assets of the funds are uninvested and no  return is earned. The inability of the funds to make intended security purchases due to clearance and settlement problems could cause the funds to miss attractive investment opportunities.
Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the funds have entered into a contract to sell the security, liability to the purchaser.

4

Ownership Risk. Evidence of securities ownership may be uncertain in many foreign  countries. In many of these countries, the most notable of which is the
Russian Federation, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company's share register, these are not negotiable instruments and are  not effective evidence of securities ownership. In an ownership dispute, the company's share register is controlling. As a result, there is a risk that a fund's trade details could  be incorrectly or fraudulently entered on the issuer's share register at the time of the transaction, or that a fund's ownership position could thereafter be altered or deleted entirely, resulting in a loss to the fund. While the funds intend to invest directly in Russian  companies that utilize an independent registrar, there can be no assurance that such  investments will not result in a loss to the funds.

Emerging Markets. Investing in emerging market companies generally is also riskier than investing in other foreign securities. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries' emergent financial markets, resulting in significant volatility to investments in these countries.
These countries also may lack the legal, business and social framework to support securities markets.

As a result of the foregoing risks, the funds are intended for aggressive investors seeking gains through either a life sciences sector fund or technology and telecommunications-related sector fund that may make investments in foreign, as well as U.S., securities.  Those investors must be willing and able to accept the significant risks associated with  the investment strategy that the fund will pursue. An investment in the funds is not appropriate for individuals with limited investment resources or who are unable to  tolerate fluctuations in the value of their investment.

Equity Equivalents

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. An example of one type of derivative security in which the funds might invest is a depositary receipt.

Debt Securities

The managers believe that common stocks and other equity and equity-equivalent securities ordinarily offer the greatest potential for capital appreciation. The funds may invest, however, in any security the managers believe has the potential for capital appreciation. When the managers believe that the total return potential of other securities equals or exceeds the potential return of equity securities, the funds may invest up to 35% in such other securities. The other securities the funds may invest in are bonds, notes and debt securities of companies, and obligations of domestic or foreign governments and their agencies.

In the event of exceptional market or economic conditions, each fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or high-quality, short-term debt securities. To the extent a fund assumes a defensive position, it will not  be pursuing its objective of capital growth. Each fund will limit its purchases of debt  securities to investment-grade obligations. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's Investors Service, Inc. or
BBB or better

                                                                               5

by Standard & Poor's Corporation (S&P), or that are not rated but are considered by the managers to be of equivalent quality. According to Moody's, bonds rated
Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances than is the case with higher-quality debt securities. See Explanation of Fixed-Income Securities Ratings, page 40.

In addition to other factors that will affect its value, the value of each fund's investments  in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed-income securities holdings of the funds, impact the net asset value of each fund's shares.

Sovereign Debt Obligations

The funds may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of emerging market countries may involve a high degree of risk and may present a risk of default or renegotiation or  rescheduling of debt payments.

Convertible Debt Securities

A convertible debt security is a fixed-income security that offers the potential for  capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income, with generally higher yields than common stocks. Convertible debt securities offer the potential to  benefit from increases in the market price of the underlying common stock; however,  they generally offer lower yields than non-convertible securities of similar quality. Of course, as with all fixed-income securities, there can be no assurance of current income because the issuers of the convertible debt securities may default on their obligations.
In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations,  enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible  security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

6

Short Sales

A fund may engage in short sales if, at the time of the short sale, the fund owns  or has the right to acquire securities equivalent in kind and amount to the securities  being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to  have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus  an additional margin amount established by the Board of Governors of the Federal
Reserve. If a fund engages in a short sale, the fund's custodian will maintain a collateral account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

Portfolio Lending

In order to realize additional income, each fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's total net assets valued at market except

*  through the purchase of debt securities in accordance with its investment objectives, policies and limitations, or

*  by engaging in repurchase agreements with respect to portfolio securities.

Derivative Securities

Each fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as index/structured securities. Index/structured securities are  derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices). For example, Standard & Poor's Depositary
Receipts, also known as SPIDERS, track the price performance and dividend yield of the S&P Index by providing  a stake in the stocks that make up that index.

In addition, the funds may make foreign investments either directly in foreign securities  or indirectly by purchasing derivative securities known as depositary receipts, depositary shares or similar instruments (DRs) for foreign securities. DRs are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. The funds also may purchase securities of issuers in foreign markets, either on foreign securities exchanges, electronic trading networks or in over-the-counter markets.

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining  exposure to a particular securities market without investing directly in those securities.

                                                                              7

No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with derivative investments, including:

*  the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the fund managers anticipate;

*  the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

*  the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

*  the risk that the counterparty will fail to perform its obligations.

The Board of Directors has approved the advisor's policy regarding investments in  derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities and provides that a fund may not invest in a  derivative security if it would be possible for a fund to lose more money than it had invested. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made.
The advisor will report on fund activity  in derivative securities to the Board of Directors as necessary.

Investments in Companies with Limited Operating Histories

Each fund may invest a portion of its assets in the securities of issuers with limited  operating histories. The fund managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of  three years of continuous operation.

Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

Other Investment Companies

Each of the funds may invest up to 10% of its total assets in other mutual funds provided that the investment is consistent with the fund's investment policies and restrictions. Under the Investment Company Act, a fund's investment in such securities, subject to certain exceptions, currently is limited to

(a) 3% of the total voting stock of any one investment company;

(b) 5% of the fund's total assets with respect to any one investment company;
    and

(c) 10% of a fund's total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers'
commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.

8

Repurchase Agreements

Each fund may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

Because the security purchased constitutes collateral for the repurchase obligation, a  repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on  the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief  under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy by the fund's advisor.

Repurchase agreements maturing in more than seven days would count toward a fund's 15% limit on illiquid securities.

When-Issued and Forward Commitment Agreements

The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days, but not more than 120 days, later).

For example, a fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls, cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of that security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, a fund will segregate cash securities on its record in an amount sufficient to cover its obligations under the futures contracts and options. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of  securities, or, although it would not normally expect to do so, by selling the when-issued

                                                                              9

securities themselves (which may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Restricted and Illiquid Securities

The funds may, from time to time, purchase restricted or illiquid securities, including  Rule 144A securities, when they present attractive investment opportunities that  otherwise meet the funds' criteria for selection. Rule 144A securities are securities that  are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule
144A securities are considered restricted securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the
Securities and Exchange Commission (SEC) has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by
Rule 144A, the Board of Directors has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the fund managers. The
Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the fund managers will consider appropriate remedies to minimize the effect on such fund's liquidity.

Short-Term Securities

In order to meet anticipated redemptions, anticipated purchases of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, the funds may invest a portion of their assets in money market and other short-term securities.

Examples of those securities include:

*  Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

*  Commercial Paper;

*  Certificates of Deposit and Euro Dollar Certificates of Deposit;

*  Bankers' Acceptances;

*  Short-term notes, bonds, debentures, or other debt instruments; and

*  Repurchase agreements.

Under the Investment Company Act, a fund's investment in other investment companies (including money market funds) currently is limited to

(a) 3% of the total voting stock of any one investment company;

(b) 5% of the fund's total assets with respect to any one investment company;
    and

(c) 10% of the fund's total assets in the aggregate.

These investments may include investments in money market funds managed by the advisor. Any investments in money market funds must be consistent with the investment policies and restrictions of the fund making the investment.

10

Futures and Options

Each fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price.
Generally, futures transactions will be used to:

*  protect against a decline in market value of the fund's securities (taking a short futures position), or

*  protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully-invested (taking a long futures position), or

*  provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. The fund managers may engage in futures and options transactions, consistent with the fund's investment objectives, based on securities indices. Examples of indices that may be used include the S&P 500
Index and the S&P SuperComposite 1500 Technology Index and S&P SuperComposite
1500 Health Care Index. The managers also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes.
Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity
Futures Trading Commission (CFTC), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery  takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed  by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the funds' investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.
In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income producing. However, coupon bearing securities, such as Treasury bills and bonds, held in margin

                                                                             11

accounts generally will earn income. Subsequent payments, to and from the broker,  called variation margin, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.

Risks Related to Futures and Options Transactions

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the fund managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower a fund's return.

A fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the fund managers consider it appropriate or desirable to do so. In the event of adverse price movements, the fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the fund managers would not otherwise elect to do so. In addition, the fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The fund managers will seek to minimize these risks by limiting the futures contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount  that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached  in a particular type of contract, no trades may be made on that day at a price beyond  the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option.
If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

Although they do not currently intend to do so, the funds may write (or sell)
call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price

12

declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the  obligation to deliver it pursuant to the call expired.

Restrictions on the Use of Futures Contracts and Options

Each fund may enter into futures contracts, options or options on futures contracts.

Under the Commodity Exchange Act, a fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's total assets. To the extent required by law, each fund will segregate cash or securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Forward Currency Exchange Contracts

Each fund may purchase and sell foreign currency on a spot (i.e., cash) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See Derivative Securities, page 7.

The funds expect to use forward currency contracts under two circumstances:

(1) When the fund managers are purchasing or selling a security denominated in a foreign currency and wish to lock in the U.S. dollar price of that security, the fund managers would be able to enter into a forward currency contract to do so;

(2) When the fund managers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to  enter into a forward currency contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

In the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward currency contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

In the second circumstance, when the fund managers believe that the currency of a  particular country may suffer a substantial decline relative to the U.S.
dollar, the fund  could enter into a forward currency contract to sell for a fixed dollar amount the amount  in foreign currencies approximating the value of some or all of its portfolio securities  either denominated in, or whose value is tied to, such foreign currency. The fund will segregate on its records cash or securities in an amount sufficient to cover its obligations under the forward currency contract.

The precise matching of forward currency contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and  the successful execution of short-term hedging strategy is highly uncertain. The fund managers do not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term  investment decisions made with respect to overall diversification strategies. However,  the managers believe that it is important to have flexibility to enter into such forward currency contracts when they determine that a fund's best interests may be served.

                                                                              13

When the forward currency contract matures, the fund may either sell the portfolio  security and make delivery of the foreign currency, or it may retain the security and  terminate the obligation to deliver the foreign currency by purchasing an offsetting forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security to make delivery of the foreign currency the fund is obligated to deliver.

INVESTMENT POLICIES

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the policies described below apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund's net assets will not be considered in determining whether it has complied with its investment policies.

Fundamental Investment Policies

The funds' fundamental investment policies are set forth below. These investment policies may not be changed without approval of a majority of the outstanding votes of shareholders of the funds, as determined in accordance with the
Investment Company Act.

Subject         Policy
--------------------------------------------------------------------------------
Senior          A fund may not issue senior securities, except as permitted
Securities      under the Investment Company Act.
--------------------------------------------------------------------------------
Borrowing       A fund may not borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the fund's total assets.
--------------------------------------------------------------------------------
Lending         A fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except, (i) through  the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.
--------------------------------------------------------------------------------
Real Estate     A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of
                companies that deal in real estate or are engaged in the real estate business.
--------------------------------------------------------------------------------
Concentration   A fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any  of its agencies or instrumentalities), except that the funds may concentrate their investments in securities of issuers as follows: engaged in the technology or telecommunications industries and related industry groups (Technology only); or engaged in the medical and health care industry and related industry groups (Life Sciences only).
--------------------------------------------------------------------------------
Underwriting    A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
--------------------------------------------------------------------------------
Commodities     A fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other
                instruments; provided that this limitation shall not prohibit the fund from purchasing or selling options and futures
                contracts or from investing in securities or other instruments backed by physical commodities.
--------------------------------------------------------------------------------
Control         A fund may not invest for purposes of exercising control over management.
--------------------------------------------------------------------------------

For purposes of the investment restrictions relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the funds may borrow money from or lend

14

money to other ACIM-advised funds, that permit such transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The funds will borrow money through the program only when the costs are equal to or lower than the costs of short-term bank loans. Interfund loans and borrowings normally extend only overnight, but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Nonfundamental Investment Policies

In addition, the funds are subject to the following investment policies that are not fundamental and may be changed by the Board of Directors.

Subject         Policy
--------------------------------------------------------------------------------
Leveraging      A fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.
--------------------------------------------------------------------------------
Liquidity       A fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.
--------------------------------------------------------------------------------
Short Sales     A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided  that transactions in
                futures contracts and options are not deemed to constitute selling securities short.
--------------------------------------------------------------------------------
Margin          A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
--------------------------------------------------------------------------------
Futures and     A fund may enter into futures contracts and write and buy put
and             call options relating to futures contracts. A fund may not,
Options         however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.
--------------------------------------------------------------------------------
Issuers with    A fund may invest a portion of its assets in the securities of
Limited         issuers with limited operating histories. An issuer is
Operating       considered to have a limited operating history if that
Histories       issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation,
                consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.
--------------------------------------------------------------------------------

The Investment Company Act imposes certain additional restrictions upon the funds' ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the funds or their investment practices or policies.

PORTFOLIO TURNOVER

The funds' portfolio turnover rates are listed in the Financial Highlights tables in the Prospectuses.

The fund managers will sell securities without regard to the length of time the security has been held. Accordingly, each fund's portfolio turnover rate may be substantial.

The fund managers intend to purchase a particular security whenever they believe it will contribute to the stated objective of a fund. In order to achieve each fund's investment

                                                                              15

objective, the fund managers may sell a given security, regardless of the length of time it has been held in the portfolio, and regardless of the gain or loss realized on the sale. The managers may sell a portfolio security if they believe that the security is not fulfilling its purpose, because, among other things, it did not live up to the managers' expectations, because it may be replaced with another security holding greater promise, because it has reached its optimum potential, because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

When a general decline in security prices is anticipated, the funds may decrease or  eliminate entirely their equity positions and increase their cash positions, and when a general rise in price levels is anticipated, the funds may increase their equity positions and decrease their cash positions. However, it should be expected that the funds will, under most circumstances, be essentially fully invested in equity securities.

Because investment decisions are based on a particular security's anticipated contribution to a fund's investment objective, the managers believe that the rate of portfolio turnover is irrelevant when they determine that a change is required to pursue the fund's investment objective. As a result, a fund's annual portfolio turnover rate cannot be anticipated and may be higher than that of other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, since short-term capital gains are taxable as ordinary income.

Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.

For these funds, events that occurred in 2001 created significant challenges.
For example, the extreme volatility in the markets in recent months has been dramatic, causing us to trade more frequently than is typical. In addition, the collapse of corporate earnings has made it increasingly difficult to find stocks that consistently demonstrate the characteristics we seek, which also resulted in more frequent trading. Due to these factors, portfolio turnover has been uncharacteristically high.

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment adviser, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors, (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS and ACSC.

All persons named as officers of the funds also serve in similar capacities for other  funds advised by ACIM. Only officers with policy-making functions are listed. No  officer is compensated for his or her service as an officer of the funds. The listed  officers are interested persons of the funds.

16

                                                                                  Number of
                                                                                  Portfolios
                                                                                  in Fund
                        Position(s)     Length                                    Complex      Other
                        Held            of Time                                   Overseen     Directorships
                        with            Served   Principal Occupation(s)          by           Held by
Name, Address (Age)     Fund            (years)  During Past 5 Years              Director     Director
-------------------------------------------------------------------------------------------------------------------
Interested Directors
-------------------------------------------------------------------------------------------------------------------
James E. Stowers, Jr.   Director,       43       Chairman, Director and           38           Director, ACC
4500 Main Street        Chairman                 controlling shareholder, ACC
Kansas City, MO 64111   of the                   Chairman , ACIM, ACSC and
(78)                    Board                    other ACC subsidiaries
                                                 Director, ACIM, ACSC and
                                                 other ACC subsidiaries(1)
-------------------------------------------------------------------------------------------------------------------
James E. Stowers III    Director,       11       Co-Chairman, ACC                 76           None
4500 Main Street        Chairman                 (September 2000 to present)
Kansas City, MO 64111   of the                   Chief Executive Officer, ACC
(43)                    Board                    (June 1996 to September 2000)
                                                 Chief Executive Officer,
                                                 ACIM, ACSC and
                                                 other ACC subsidiaries
                                                 Director, ACC, ACIM, ACSC
                                                 and other ACC subsidiaries
                                                 President, ACC
                                                 (January 1995 to June 1997)
                                                 President, ACIM and ACSC
                                                 (April 1993 to August 1997)
-------------------------------------------------------------------------------------------------------------------
Independent Directors
-------------------------------------------------------------------------------------------------------------------
Thomas A. Brown         Director        21       Strategic Account                38           None
4500 Main Street                                 Implementation Manager,
Kansas City, MO 64111                            Applied Industrial
(62)                                             Technologies, Inc.,
                                                 a corporation engaged in
                                                 the sale of bearings and
                                                 power transmission products
-------------------------------------------------------------------------------------------------------------------
Robert W. Doering, M.D. Director        Less     Retired, formerly a              38           None
4500 Main Street        Emeritus(2)     than     general surgeon
Kansas City, MO 64111                   1 year
(69)
-------------------------------------------------------------------------------------------------------------------
Andrea C. Hall, Ph.D.   Director        4        Senior Vice President,           38           Director, Midwest
4500 Main Street                                 Midwest Research Institute                    Research Institute
Kansas City, MO
64111
(57)
-------------------------------------------------------------------------------------------------------------------
D.D. (Del) Hock         Director        5        Retired, formerly Chairman,      38           Director, RMI.NET
4500 Main Street                                 Public Service Company                        Inc., Hathaway
Kansas City, MO 64111                            of Colorado                                   Corporation and J.D.
(67)                                                                                           Edwards & Company
-------------------------------------------------------------------------------------------------------------------
Donald H. Pratt         Director,       6        Chairman,                        38           Director, Butler
4500 Main Street        Vice                     Western Investments, Inc.                     Manufacturing
Kansas City, MO 64111   Chairman                 Chairman of the Board,                        Company
(64)                    of the                   Butler Manufacturing Company                  Director, Atlas-.
                        Board                                                                  Copco, North
                                                                                               America Inc
-------------------------------------------------------------------------------------------------------------------
Gale E. Sayers          Director        1        President, Chief Executive       38           None
4500 Main Street                                 Officer and
Founder,
Kansas City, MO 64111                            Sayers Computer
Source
(58)
-------------------------------------------------------------------------------------------------------------------

                                                                     17

                                                                                  Number of
                                                                                  Portfolios
                                                                                  in Fund
                        Position(s)     Length                                    Complex      Other
                        Held            of Time                                   Overseen     Directorships
                        with            Served   Principal Occupation(s)          by           Held by
Name, Address (Age)     Fund            (years)  During Past 5 Years              Director     Director
---------------------------------------------------------------------------------------------------------------
M. Jeannine Strandjord  Director        7        Senior Vice President,           38           Director, DST
4500 Main Street                                 Finance-Global Markets Group,                 Systems, Inc.
Kansas City, MO 64111                            Sprint
Corporation
(56)
---------------------------------------------------------------------------------------------------------------
Timothy S. Webster      Director        Less     President and Chief              38           None
4500 Main Street                        than     Executive Officer,
Kansas City, MO 64111                   1 year   American Italian Pasta
(40)                                             Company
---------------------------------------------------------------------------------------------------------------
Officers
---------------------------------------------------------------------------------------------------------------
William M. Lyons        President       1        Chief Executive Officer, ACC     Not          Not
4500 Main St.                                    and other ACC subsidiaries       applicable   applicable
Kansas City, MO 64111                            (September 2000 to present)
(46)                                             President, ACC
                                                 (June 1997 to present)
                                                 Chief Operating Officer, ACC
                                                 (June 1996 to September 2000)
                                                 General Counsel, ACC,
                                                 ACIM, ACIS, ACSC and
                                                 other ACC subsidiaries
                                                 (June 1989 to June 1998)
                                                 Executive Vice President, ACC,
                                                 (January 1995 to June 1997)
                                                 Also serves as: Executive Vice
                                                 President and Chief Operating
                                                 Officer, ACIM, ACIS, ACSC
                                                 and other ACC subsidiaries, and
                                                 Executive Vice President of
                                                 other ACC subsidiaries
---------------------------------------------------------------------------------------------------------------
Robert T. Jackson       Executive       6        Chief Administrative Officer,    Not          Not
4500 Main St.           Vice                     ACC (August 1997 to present)     applicable   applicable
Kansas City, MO 64111   President                Chief Financial Officer, ACC
(56)                    and                      (May 1995 to present)
                        Chief                    President, ACSC
                        Financial                (January 1999 to present)
                        Officer                  Executive Vice President,
                                                 ACC (May 1995 to present)
                                                 Also serves as: Executive
                                                 Vice President and Chief
                                                 Financial Officer, ACIM, ACIS
                                                 and other ACC subsidiaries,
                                                 and Treasurer of ACC and
                                                 other ACC subsidiaries
---------------------------------------------------------------------------------------------------------------
Maryanne Roepke, CPA    Senior          1        Senior Vice President and        Not          Not
4500 Main St.           Vice                     Assistant Treasurer, ACSC        applicable   applicable
Kansas City, MO 64111   President,
(46)                    Treasurer
                        and Chief
                        Accounting
                        Officer
---------------------------------------------------------------------------------------------------------------

18

                                                                                  Number of
                                                                                  Portfolios
                                                                                  in Fund
                        Position(s)     Length                                    Complex      Other
                        Held            of Time                                   Overseen     Directorships
                        with            Served   Principal Occupation(s)          by           Held by
Name, Address (Age)     Fund            (years)  During Past 5 Years              Director     Director
--------------------------------------------------------------------------------------------------------------
David C. Tucker         Senior          1        Senior Vice President, ACIM,     Not          Not
4500 Main St.           Vice                     ACIS, ACSC and other ACC         applicable   applicable
Kansas City, MO 64111   President                subsidiaries
(43)                    and                      (June 1998 to present)
                        General                  General Counsel, ACC, ACIM,
                        Counsel                  ACIS, ACSC and other
                                                 ACC subsidiaries
                                                 (June 1998 to present)
                                                 Consultant to mutual
                                                 fund industry
                                                 (May 1997 to April 1998)
                                                 Vice President and General
                                                 Counsel, Janus Companies
                                                 (1990 to 1997)
--------------------------------------------------------------------------------------------------------------
Robert Leach            Controller      4        Vice President, ACSC             Not          Not
4500 Main St.                                    February 2000 to present)        applicable   applicable
Kansas City, MO 64111                            Controller-Fund Accounting,
(35)                                             ACSC
--------------------------------------------------------------------------------------------------------------
C. Jean Wade            Controller      8        Vice President, ACSC             Not          Not
4500 Main St.                                    (February 2000 to present)       applicable   applicable
Kansas City, MO 64111                            Controller-Fund Accounting,
(38)                                             ACSC
--------------------------------------------------------------------------------------------------------------
Jon Zindel              Tax Officer     4        Vice President, Corporate Tax,   Not          Not
4500 Main St.                                    ACSC (April 1998 to present)     applicable   applicable
Kansas City, MO 64111                            Vice President, ACIM, ACIS and
(34)                                             other ACC subsidiaries
                                                 (April 1999 to present)
                                                 President, American Century
                                                 Employee Benefit Services, Inc.
                                                 (January 2000 to December 2000)
                                                 Treasurer, American Century
                                                 Employee Benefit Services, Inc.
                                                 (December 2000 to present)
                                                 Treasurer, American Century
                                                 Ventures, Inc.
                                                 (December 1999 to present)
                                                 Controller, ACSC
                                                 (July 1996 to April 1998)
--------------------------------------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

(2)  Dr. Robert Doering resigned as a full-time director, effective
     November 5, 2001, after serving in such capacity for 33 years.
     Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board, and has no voting power relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

On December 23, 1999, American Century Services Corporation (ACSC) entered into an agreement with DST Systems, Inc. (DST) under which DST would provide back office software for transfer agency services provided by ACSC (the Agreement).
For its software, ACSC pays DST fees based in part on the number of accounts and the number and type of transactions processed for those accounts. Through
November 30, 2001, DST received $19,600,000 in fees from ACSC. DST's revenue for the calendar year ended December 31, 2000 was approximately $1.36 billion.

                                                                              19

Ms. Strandjord is a director of DST and a holder of 53,000 shares of DST common stock, which is less than one percent (1%) of the shares outstanding. Because of her official duties as a director of DST, she may be deemed to have an "indirect interest" in the  Agreement. However, the Board of Directors of the funds was not required to nor did it approve or disapprove the Agreement, since the provision of the services covered by the Agreement is within the discretion of
ACSC.  DST was chosen by ACSC for its industry-leading role in providing cost-effective back office support for mutual fund service providers such as
ACSC. DST is the largest mutual fund transfer agent, servicing more than 75 million mutual fund accounts on its shareholder recordkeeping system. Ms.
Strandjord's role as a director of DST was not considered by ACSC; she was not involved in any way with the negotiations between ACSC and DST; and her status as a director  of either DST or the funds was not a factor in the negotiations.
The Board of Directors of the funds and Bryan Cave LLP, counsel to the independent directors of the funds, have concluded that the existence of this
Agreement does not impair Ms. Strandjord's ability to serve as an independent director under the Investment Company Act.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Directors does not manage the funds, it has hired the advisor to do so. The directors, in carrying out their fiduciary duty under the Investment Company Act of 1940, are responsible for approving new and existing management contracts with the funds' advisor.  In carrying out these responsibilities, the board reviews material factors to evaluate such contracts, including (but not limited
to) assessment of information related to the advisor's performance and expense ratios, estimates of income and indirect benefits (if any) accruing to the advisor, the advisor's overall management and projected profitability, and services provided to the funds and their investors.

The board has the authority to manage the business of the funds on behalf of their investors, and it has all powers necessary or convenient to carry out that responsibility.  Consequently, the directors may adopt Bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such Bylaws do not reserve that right to the funds'
investors. They may fill vacancies in or reduce the number of board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more directors who may exercise the powers and authority of the board to the extent that the directors determine. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any committee of the board, to any agent or employee of the funds, or to any custodian, transfer or investor servicing agent,  or principal underwriter.  Any determination as to what is in the interests of the funds made by the directors in good faith shall be conclusive.

20

Committees

The board has four standing committees to oversee specific functions of the funds' operations. Information about these committees appears in the table below. The director first named serves as chairman of the committee.

                                                                                                 Number of
                                                                                                 Meetings Held
                                                                                                 During Last
Committee        Members                 Function                                                Fiscal Year
----------------------------------------------------------------------------------------------------------------
Executive        James E. Stowers, Jr.   The Executive Committee performs the functions          0
                 James E. Stowers III    of the Board of Directors between Board meetings,
                 Donald H. Pratt         subject to the limitations on its power set out in
                                         the Maryland General Corporation Law, and except
                                         for matters required by the Investment Company
                                         Act to be acted upon by the whole Board.
----------------------------------------------------------------------------------------------------------------
Compliance       Andrea C. Hall, PhD     The Compliance and Shareholder Communications           4
and Shareholder  Thomas A. Brown         Committee reviews the results of the funds'
Communications   Gale E. Sayers          compliance testing program, reviews quarterly
                 Timothy S. Webster      reports from the Communications advisor
                                         to the Board regarding various compliance matters
                                         and monitors the implementation of the funds'
                                         Code of Ethics, including any violations.
----------------------------------------------------------------------------------------------------------------
Audit            D.D. (Del) Hock         The Audit Committee recommends the engagement           4
                 Donald H. Pratt         of the funds' independent auditors and oversees its
                 Jeannine Strandjord     activities. The Committee receives reports from the
                                         advisor's Internal Audit Department, which is
                                         accountable to the Committee. The Committee also
                                         receives reporting about compliance matters
                                         affecting the funds.
----------------------------------------------------------------------------------------------------------------
Board            Donald H. Pratt         The Board Governance Committee primarily considers      0
Governance       Jeannine Strandjord     and recommends individuals for nomination as directors.
                 Thomas A. Brown         The names of potential director candidates are
                                         drawn from a number of sources, including
                                         recommendations from members of the Board,
                                         management and shareholders. This committee also
                                         reviews and makes recommendations to the Board
                                         with respect to the composition of Board committees
                                         and other Board-related matters, including its
                                         organization, size, composition, responsibilities,
                                         functions and compensation.
----------------------------------------------------------------------------------------------------------------

Compensation of Directors

The directors serve as directors for six American Century investment companies.
Each director who is not an interested  person as defined in the Investment
Company Act receives compensation for service as a member of the board of all six  such companies based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held.
These fees and expenses are divided among the six investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses.

The following table shows the aggregate compensation paid by the funds for the periods indicated and by the six investment companies served by the board to each director who is not an interested person as defined in the Investment
Company Act.

                                                                             21

AGGREGATE DIRECTOR COMPENSATION FOR FISCAL YEAR ENDED NOVEMBER 30, 2001
--------------------------------------------------------------------------------
                           Total             Total Compensation
                           Compensation      from the
                           from the          American Century
Name of Director           Funds(1)          Family of Funds(2)
--------------------------------------------------------------------------------
Thomas A. Brown            $479              $74,000

Robert W. Doering, M.D.    $450              $69,500

Andrea C. Hall, Ph.D.      $467              $72,000

D.D. (Del) Hock            $454              $70,000

Donald H. Pratt            $486              $75,000

Gale E. Sayers             $460              $71,000

M. Jeannine Strandjord     $479              $74,000

Timothy S. Webster(3)      $10               $1,500
--------------------------------------------------------------------------------

(1)  Includes compensation paid to the directors during the fiscal year ended
     November 30, 2001, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds' Independent
     Directors' Deferred Compensation Plan. The total amount of deferred compensation included in the preceding table is as follows:
     Mr. Brown, $88; Dr. Hall, $415; Mr. Hock, $415; Mr. Pratt, $143;
     Mr. Sayers, $427; and Ms. Strandjord, $31.

(2)  Includes compensation paid by the seven investment company members of the
     American Century family of funds served by this Board at the end of the fiscal year.

(3)  Mr. Webster joined the board on November 16, 2001.

The funds have adopted the American Century Mutual Funds' Independent Directors'
Deferred Compensation Plan. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds.

All deferred fees are credited to an account established in the name of the directors.  The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the
American Century funds that are selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.

No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director's beneficiary or, if none, to the director's estate.

The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have voluntarily funded their obligations. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

22

OWNERSHIP OF FUND SHARES

The directors owned shares in the funds as of December 31, 2001, as shown in the table below:

                                                                       NAME OF DIRECTORS(1)

--------------------------------------------------------------------------------------------------------------
                                                  James E.     James E.     Thomas A.  Robert W.  Andrea C
                                                Stowers, Jr.  Stowers III     Brown     Doering   Hall, Ph.D.
--------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:

  Life Sciences                                       A            A            B         A           A
--------------------------------------------------------------------------------------------------------------
  Technology                                          A            A            A         A           A
--------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of Equity
Securities in all Registered Investment
Companies Overseen by Director in
Family of Investment Companies                        E            E            E         E           D
--------------------------------------------------------------------------------------------------------------
Ranges: A--none, B--$1-$10,000, C--$10,001-$50,000, D--$50,001-$100,000, E-More than
$100,000

(1)  Mr. Webster did not own any shares as of December 31, 2001.

                                                                     NAME OF DIRECTORS

--------------------------------------------------------------------------------------------------------------
                                                   D.D. (Del)     Donald       Gale E.      M. Jeannine
                                                      Hock       H. Pratt      Sayers       Strandjord
--------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:

  Life Sciences                                         A            A            A              A
--------------------------------------------------------------------------------------------------------------
  Technology                                            A            A            A              A
--------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of Equity
Securities in all Registered Investment
Companies Overseen by Director in
Family of Investment Companies                          E            E            C              E
--------------------------------------------------------------------------------------------------------------
Ranges: A--none, B--$1-$10,000, C--$10,001-$50,000, D--$50,001-$100,000, E-More than
$100,000

CODE OF ETHICS

The funds, their investment advisor and principal underwriter have adopted a code of ethics under Rule 17j-1 of the  Investment Company Act and the code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the compliance department before making such investments.

                                                                             23

THE FUNDS' PRINCIPAL SHAREHOLDERS

As of March 4, 2002, the following companies were the record owners of more than
5% of the outstanding shares of any class of the fund:

                                                            Percentage of
                                                            Outstanding
Fund         Shareholder                                    Shares Owned
-------------------------------------------------------------------------------
Life Sciences
-------------------------------------------------------------------------------
   Investor

             Charles Schwab & Co., Inc.                     15%
             San Francisco, CA
--------------------------------------------------------------------------------
   Advisor

             Circle Trust Company Trustee for               57%
             Liquid Hub 401(k) Plan
             Stamford, CT

             UMBSC & Co.                                    22%
             FBO B. Jeanmarie Ahiri IRA
             Kansas City, MO

             UMBSC & Co.                                    12%
             FBO Alvin Walker IRA
             Kansas City, MO
--------------------------------------------------------------------------------
   Institutional

             Trustees of American Century                   77%
             Profit Sharing & 401(k) Savings Plan & Trust
             Kansas City, MO

             UMB Trustee, American Century Executive        9%
             Deferred Compensation Plan & Trust
             Kansas City, MO

             UMB Trustee, American Century                  8%
             Services Corporation
             Stock Option Surrender Plan & Trust
             Kansas City, MO
--------------------------------------------------------------------------------
   C

             Legg Mason Wood Walker, Inc.                   100%
             Baltimore, MD
--------------------------------------------------------------------------------
Technology
--------------------------------------------------------------------------------
   Investor

             Charles Schwab & Co., Inc.                     11%
             San Francisco, CA
--------------------------------------------------------------------------------
   Advisor

             AG Edwards & Sons, Inc.                        100%
             FBO Gary A. Backstrom, Trustee
             Gary A. Backstrom Revocable Living Trust
             St. Louis, MO
--------------------------------------------------------------------------------

24

                                                            Percentage of
                                                            Outstanding
Fund         Shareholder                                    Shares Owned
-------------------------------------------------------------------------------
Technology
--------------------------------------------------------------------------------
  Institutional

             Trustees of American Century                   58%
             Profit Sharing & 401(k) Savings Plan & Trust
             Kansas City, MO

             American Century Investment Management, Inc.   26%
             Kansas City, MO

             UMB, Trustee American Century                  9%
             Executive Deferred Compensation Plan & Trust
             Kansas City, MO
--------------------------------------------------------------------------------

The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of a fund's outstanding shares. The funds are unaware of any other shareholders, beneficial or of record, who own more than
25% of the voting securities of American Century World Mutual Funds, Inc. As of
March 4, 2002, the officers and directors of the funds, as a group, owned less than 1% of any class of a fund's outstanding shares.

SERVICE PROVIDERS

The funds have no employees. To conduct the funds' day-to-day activities, the funds have hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.

ACIM, ACSC and ACIS are wholly owned by ACC. James E. Stowers Jr., Chairman of
ACC, controls ACC by virtue of his ownership of a majority of its voting stock.

INVESTMENT ADVISOR

American Century Investment Management, Inc. (ACIM) serves as the investment advisor for the funds. A description of the responsibilities of the advisor appears in the Prospectus under the heading Management.

For services provided to the funds, the advisor receives a monthly fee based on a percentage of the average net assets of each fund. The funds have a stepped fee structure, as follows:

Fund                    Class                     Percentage of Net Assets
--------------------------------------------------------------------------------
Life Sciences           Investor                  1.50% of first $1 billion
                                                  1.30% over $1 billion
                        --------------------------------------------------------
                        Institutional             1.30% of first $1 billion
                                                  1.10% over $1 billion
                        --------------------------------------------------------
                        Advisor                   1.25% of first $1 billion
                                                  1.05% over $1 billion
                        --------------------------------------------------------
                        C                         1.50% of first $1 billion
                                                  1.30% over $1 billion
--------------------------------------------------------------------------------
Technology              Investor                  1.50% of first $1 billion
                                                  1.30% over $1 billion
                        --------------------------------------------------------
                        Institutional             1.30% of first $1 billion
                                                  1.10% over $1 billion
                        --------------------------------------------------------
                        Advisor                   1.25% of first $1 billion
                                                  1.05% over $1 billion
                        --------------------------------------------------------
                        C                         1.50% of first $1 billion
                                                  1.30% over $1 billion
--------------------------------------------------------------------------------

                                                                             25

On the first business day of each month, the funds pay a management fee to the advisor for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the funds by the aggregate average daily closing  value of a fund's net assets during the previous month. This number is then multiplied by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

The management agreement between the corporation and the advisor shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of fund shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by

(1) the funds' Board of Directors, or a majority of outstanding shareholder votes (as defined in the Investment Company Act) and

(2) the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the funds' Board of Directors or a majority of outstanding shareholder votes may terminate the management agreement at any time, without payment of any penalty, on 60 days' written notice to the advisor.
The management agreement shall be automatically terminated if it is assigned.

The management agreement states that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, render services to others and devote time and attention to any other business whether of a similar or dissimilar nature.

Certain investments may be appropriate for the funds and also for other clients advised  by the advisor. Investment decisions for the funds and other clients are made with a  view to achieving their respective investment objectives after consideration of such  factors as their current holdings, availability of cash for investment and the size of their investment, generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. In addition, purchases or sales of the same security may be made for  two or more clients or funds on the same date. Such transactions will be allocated among clients in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The advisor may aggregate purchase and sale orders of the funds with purchase and  sale orders of its other clients when the advisor believes that such aggregation provides  the best execution for the funds. The Board of Directors has approved the policy of  the advisor with respect to the aggregation of portfolio transactions. Where portfolio  transactions have been aggregated, the funds participate at the average share price for  all transactions in that security on a given day and allocate transaction costs on a pro rata basis. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

Unified management fees incurred by each fund by class for the periods ended
November 30, 2001 and 2000 are indicated in the following tables.

26

UNIFIED MANAGEMENT FEES
-------------------------------------------------------------------------------
Fund                           2001                   2000
-------------------------------------------------------------------------------
LIFE SCIENCES
    Investor(1)                $3,461,223             $1,251,383
    Advisor(2)                 $429                   N/A
    Institutional(3)           $49,947                N/A
    C                          N/A                    N/A
-------------------------------------------------------------------------------
TECHNOLOGY
    Investor(1)                $2,875,138             $1,494,281
    Advisor(2)                 $502                   N/A
    Institutional(3)           $118,407               N/A
    C                          N/A                    N/A
-------------------------------------------------------------------------------

(1)  The inception date for the Investor Class of the funds is June  30, 2000.

(2)  The inception dates for the Advisor Class of the funds are Life Sciences,
     November 14, 2000; and Technology, June 30, 2000.

(3)  The inception dates for the Institutional Class of the funds are Life
     Sciences, July 17, 2000; and Technology, July 14, 2000.

TRANSFER AGENT AND ADMINISTRATOR

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri
64111, acts as transfer agent and dividend-paying agent for the funds. It provides physical  facilities, computer hardware and software and personnel, for the day-to-day administration of the funds and the advisor. The advisor pays
ACSC for these services.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.

DISTRIBUTOR

The funds' shares are distributed by American Century Investment Services, Inc., a  registered broker-dealer. The distributor is a wholly owned subsidiary of ACC and its  principal business address is 4500 Main Street, Kansas City, Missouri
64111.

The distributor is the principal underwriter of the funds' shares. The distributor makes a continuous, best-efforts underwriting of the funds' shares.
This means the distributor has no liability for unsold shares.

OTHER SERVICE PROVIDERS

CUSTODIAN BANKS

J.P. Morgan Chase and Co., 770 Broadway, 10th Floor, New York, New York
10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105,
each serves as custodian of the funds' assets. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

                                                                             27

INDEPENDENT AUDITORS

Deloitte & Touche LLP is the independent auditor of the funds. The address of
Deloitte & Touche LLP is 1010 Grand Boulevard, Kansas City, Missouri 64106. As
the independent auditor of the funds, Deloitte & Touche LLP provides services including

(1) auditing the annual financial statements for the funds,

(2) assisting and consulting in connection with SEC filings, and

(3) reviewing the annual federal income tax return filed for the funds.

BROKERAGE ALLOCATION

Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the advisor may take into consideration the factors discussed below when selecting brokers.

The advisor receives statistical and other information and services, including research, without cost from brokers and dealers. The advisor evaluates such information and  services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may  vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The advisor intends to continue to place some of the funds' brokerage business with one or more brokers who provide information and services.  Such information and services will be in addition to and not in lieu of services required  to be performed by the advisor. The advisor does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.

In the years ended November 30, 2001 and 2000, the brokerage commissions of each fund were:

Fund                   2001                    2000
--------------------------------------------------------------------------------
Life Sciences(1)       $563,813                $220,389
--------------------------------------------------------------------------------
Technology(1)          $725,770                $186,153
--------------------------------------------------------------------------------

(1)  Commenced operations June 30, 2000.

The brokerage commissions paid by the funds may exceed those that another broker might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.

The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the advisor believe that the  facilities, expert personnel and technological systems of a broker often enable the funds  to secure as good a net price by dealing with a broker instead of a principal market  maker, even after payment of the compensation to the broker. The funds regularly place their over-the-counter transactions with principal market makers but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

28

INFORMATION ABOUT FUND SHARES

Each of the funds named on the front of this Statement of Additional Information is a series of shares issued by the corporation, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See Multiple Class Structure, which follows. Additional funds and classes may be added without a shareholder vote.

Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the corporation's (all funds') outstanding shares may be able to elect a Board of
Directors. The corporation undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is  based upon the dollar amount of the shareholder's investment. The election of directors  is determined by the votes received from all the corporation's shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.

The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investment and other assets held for each series or class. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.

In the event of complete liquidation or dissolution of the funds, shareholders of each series or class of shares will be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.

Each shareholder has rights to dividends and distributions declared by the funds he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.

MULTIPLE CLASS STRUCTURE

The corporation's Board of Directors has adopted a multiple class plan (the
Multiclass Plan) pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to four classes of shares: an Investor Class, an
Institutional Class, an Advisor Class and a C Class. Not all funds offer all four classes.

The Investor Class is made available to investors directly without any load or commission, for a single unified management fee. The Institutional and Advisor
Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders. As a result, the advisor is able to charge these classes a lower total management fee. In addition to the management fee, however, the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (the Advisor
Class Plan). The C Class also is made available through financial intermediaries, for purchase by individual investors using "wrap account" style advisory and personal services from the intermediary.  The total management fee is the same as for Investor Class, but the C Class shares also are subject to a
Master Distribution and Individual Shareholder Services Plan (the C Class Plan)
described below. The Advisor Class Plan and the C Class Plan have been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule
12b-1 adopted by the SEC under the Investment Company Act.

                                                                             29

Rule 12b-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of
Directors and approved by its shareholders. Pursuant to such rule, the Board of
Directors and initial shareholder of the funds' Advisor and C Classes have approved and entered into the Advisor Class Plan and the C Class Plan. The Plans are described below.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the funds (as defined in the Investment
Company Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plans would benefit the funds and the shareholders of the affected class. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of
Directors (including a majority of the independent directors), except that the
Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding shareholder votes of the affected class.

All fees paid under the Plans will be made in accordance with Section 26 of the
Rules of Fair Practice of the National Association of Securities Dealers (NASD).

Master Distribution and Shareholder Services Plan (Advisor Class Plan)

As described in the Prospectus, the funds' Advisor Class shares are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The funds' distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for Advisor Class shareholders. In addition to such services, the financial intermediaries provide various distribution services.

To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds'
advisor has reduced its management fee by 0.25% per annum with respect to the
Advisor Class shares and the funds' Board of Directors has adopted the Advisor
Class Plan. Pursuant to the Advisor Class Plan, the Advisor Class pays the distributor a fee of 0.50% annually of the aggregate average daily asset value of the funds' Advisor Class shares, 0.25% of which is paid for shareholder services (described below) and 0.25% of which is paid for distribution services. During the period ended November 30, 2001, the aggregate amount of fees  paid under the Advisor Class Plan were:

    Life Sciences    $172

    Technology       $200

Payments may be made for a variety of shareholder services, including, but are not limited to:

(a) receiving, aggregating and processing purchase, exchange and redemption requests from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment media) of shares and placing purchase, exchange and redemption orders with the funds'
    distributor;

30

(b) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;

(c) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses;

(d) providing and maintaining elective services such as check writing and wire transfer services;

(e) acting as shareholder of record and nominee for beneficial owners;

(f) maintaining account records for shareholders and/or other beneficial owners

(g) issuing confirmations of transactions;

(h) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary  for such subaccounting;

(i) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners;

(j) providing other similar administrative and sub-transfer agency services; an

(k) paying service fees for the provision of personal, continuing services to the shareholders as contemplated by the Rules of Fair Practice of the NASD.

Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.
During the fiscal year ended November 30, 2001, the amount of fees paid under the Advisor Class Plan for shareholder services were:

    Life Sciences    $ 86

    Technology       $100

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to:

(a) the payment of sales commissions, on going commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements;

(b) compensation to registered representatives or other employees of distributor who engage in or support distribution of the funds' Advisor Class shares;

(c) compensation to, and expenses (including overhead and telephone expenses)
    of, distributor;

(d) printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

(e) preparing, printing and distributing sales literature and advertising materials provided to the funds' shareholders and prospective shareholders;

(f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and  shareholder reports;

(g) providing facilities to answer questions from prospective investors about fund shares;

(h) complying with federal and state securities laws pertaining to the sale of fund shares;

(i) assisting investors in completing application forms and selecting dividend and other account options;

(j) providing other reasonable assistance in connection with the distribution of fund shares;

                                                                             31

(k) organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;

(l) profit on the foregoing;

(m) paying service fees for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD; and

(n) such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds' distributor and in accordance with Rule 12b-1 of the Investment Company Act.

During the fiscal year ended November 30, 2001, the amount of fees paid under the Advisor Class Plan for distribution services were:

    Life Sciences    $ 86

    Technology       $100

Master Distribution and Individual Shareholder Services Plan  (C Class Plan)

As described in the Prospectuses, the C Class shares of the funds are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services.  The funds' distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the funds'  transfer agent for the Investor Class shareholders may be performed by a plan sponsor  (or its agents) or by a financial intermediary for C Class investors.  In addition to such services, the financial intermediaries provide various individual shareholder and  distribution services.

To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds'
Board of Directors has adopted the C Class Plan.  Pursuant to the C Class Plan, the C Class pays the Advisor, as paying agent for the funds, a fee equal to
1.00% annually of the average daily net asset value of the funds' C Class shares, .25% of which is paid for individual shareholder  services as described below and .75% of which is paid for distribution services as described
below.During the fiscal year ended November 30, 2001, the aggregate amount of fees paid under the C Class plan was Life Sciences, $0.07.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a) providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;

(b) creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;

(c) conducting proprietary research about investment choices and the market in general;

(d) periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;

(e) consolidating shareholder accounts in one place; and

(f) other individual services.

32

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds. During the fiscal year ended November 30, 2001, the amount of fees paid under the C Class Plan for shareholder services was Life Sciences, $0.02

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of C Class shares, which services may include but are not limited to:

(a) the payment of sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell C Class shares pursuant to selling agreements;

(b) compensation to registered representatives or other employees of the distributor who engage in or support distribution of the funds' C Class shares;

(c) compensation to, and expenses (including overhead and telephone expenses)
    of, the distributor;

(d) printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

(e) preparing, printing and distributing sales literature and advertising materials provided to the funds' shareholders and prospective shareholders;

(f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and  shareholder reports;

(g) providing facilities to answer questions from prospective shareholders about fund shares;

(h) complying with federal and state securities laws pertaining to the sale of fund shares;

(i) assisting shareholders in completing application forms and selecting dividend and other account options;

(j) providing other reasonable assistance in connection with the distribution of fund shares;

(k) organizing and conducting of sales seminars and payments in the form of transactional and compensation or promotional incentives;

(l) profit on the foregoing;

(m) paying service fees for providing personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD; and

(n) such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds' distributor and in accordance with Rule 12b-1 of the Investment Company Act.

During the fiscal year ended November 30, 2001, the amount of fees paid under the C Class Plan for distribution services was Life Sciences, $0.05

Dealer Concessions

The funds' distributor expects to pay sales commissions to the financial intermediaries who sell C Class shares of the fund at the time of such sales.
Payments will equal 1.00% of the purchase price of the C Class shares sold by the intermediary.  The distributor will retain the distribution fee paid by the funds for the first 13 months after the shares are purchased. This fee is intended in part to permit the distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any.  After the first 13 months, the distributor will make the distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a monthly basis.

                                                                             33

BUYING AND SELLING FUND SHARES

Information about buying, selling and exchanging fund shares is contained in the funds' Prospectuses and in Your Guide to American Century Services. The
Prospectuses and guide are available to investors without charge and may be obtained by calling us.

VALUATION OF A FUND'S SECURITIES

Each fund's net asset value per share(NAV) is calculated as of the close of business of the New York Stock Exchange (the Exchange) each day the Exchange is open for business. The Exchange usually closes at 4 p.m. Eastern time. The
Exchange typically observes the following holidays: New Year's Day, Martin
Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

Each fund's NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

The portfolio securities of each fund, that are listed or traded on a domestic securities exchange are valued at the last sale price on that exchange except as otherwise noted. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded or as of the close of the New
York Stock Exchange, if that is earlier. That value is then converted to U.S.
dollars at the prevailing foreign exchange rate. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are  priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the directors determine that this  would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of Directors.

The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of  business on each day that the New York Stock Exchange is open. If an event were to  occur after the value of a security was established, but before the net asset value per  share was determined, that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Trading of these securities in foreign markets may not take place on every day that the Exchange is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation

34

does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of a fund may not be purchased or redeemed.

TAXES

FEDERAL INCOME TAX

Each fund intends to qualify annually as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By so qualifying, a fund will be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders. If a fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to investors and eliminating investors ability to treat distributions received from the funds in the same manner in which they were realized by the funds.

If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Dividends received by the funds on shares of stock of domestic corporations may qualify for the 70% dividends-received deduction to the extent that the fund held those shares for more than 45 days. Distributions from gains on assets held by the fund longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividend you received on those shares.

Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.

If more than 50% of the value of a fund's total assets at the end of its fiscal year consists  of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be deducted in computing net investment income.

If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed ordinary income regardless of how long the fund holds the investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute them to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

                                                                             35

As of November 30, 2001, the funds in the table below had the following capital loss  carryovers. When a fund has a capital loss carryover, it does not make capital gains  distributions until the loss has been offset or expired.

Fund                                  Capital Loss Carryover
--------------------------------------------------------------------------------
Life Sciences                         $32,495,867 (expiring in 2009)
--------------------------------------------------------------------------------
Technology                            $220,195,859 (expiring in 2008 and 2009)
--------------------------------------------------------------------------------

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate of reportable payments (which may include dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the  certification by the time the report is filed.

A redemption of shares of a fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and you will generally  recognize gain or loss in an amount equal to the difference between the basis of the  shares and the amount received. If a loss is realized on the redemption of fund shares,  the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale"
rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

STATE AND LOCAL TAXES

Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on
U.S. government  obligations which, if you received such interest directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through  to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your state.

HOW FUND PERFORMANCE INFORMATION IS CALCULATED

The funds may quote performance in various ways. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return, average annual total return or yield.

All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

Total returns quoted in advertising and sales literature reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gains distributions (if any) and any change in the fund's NAV during the period.

36

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund during a stated
period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100%
over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

The tables below set forth the average annual total returns for the various classes of the funds for the one-, five- and 10-year periods (or the period since inception) ended November 30, 2001, the last day of the funds' most recent fiscal year.

In addition to average annual total returns, the funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period, including periods other than one, five and 10 years.
Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.

Return Before Taxes shows the actual change in the value of the fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares.  The two after-tax returns take into account taxes that may be associated with owning the fund shares.  Return After
Taxes on Distributions is a fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown.  Return After
Taxes on Distributions and Sale of Fund shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS (Fiscal Year Ended November 30, 2001)
------------------------------------------------------------------------------------------------
Fund                                      1 year           From Inception     Inception Date
------------------------------------------------------------------------------------------------
Life Sciences                                                                 June 30, 2000

Return Before Taxes                       -5.35%           -0.04%

Return After Taxes on Distributions       -6.29%           -0.74%

Return After Taxes on Distributions
and Sale of Fund Shares                   -3.25%           -0.36%
------------------------------------------------------------------------------------------------
Technology                                                                    June 30, 2000

Return Before Taxes                       -34.48%          -45.92%

Return After Taxes on Distributions       -34.48%          -45.94%

Return After Taxes on Distributions
and Sale of Fund Shares                   -21.00%          -35.71%
------------------------------------------------------------------------------------------------

                                                                             37

AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS (Fiscal Year Ended November 30, 2001)
------------------------------------------------------------------------------------------------
Fund                                      1 year           From Inception     Inception Date
------------------------------------------------------------------------------------------------
Life Sciences                                                                 November 14, 2000

Return Before Taxes                       -5.55%           -8.63%

Return After Taxes on Distributions       -6.49%           -9.51%

Return After Taxes on Distributions
and Sale of Fund Shares                   -3.36%           -7.32%
------------------------------------------------------------------------------------------------
Technology                                                                    June 30, 2000

Return Before Taxes                       -34.80%          -46.10%

Return After Taxes on Distributions       -34.80%          -46.12%

Return After Taxes on Distributions
and Sale of Fund Shares                   -21.19%          -35.85%
------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - INSTITUTIONAL CLASS
(Fiscal Year Ended November 30, 2001)
------------------------------------------------------------------------------------------------
Fund                                      1 year           From Inception     Inception Date
------------------------------------------------------------------------------------------------
Life Sciences                                                                 July 17, 2000

Return Before Taxes                       -4.97%           -3.38%

Return After Taxes on Distributions       -5.91%           -4.08%

Return After Taxes on Distributions
and Sale of Fund Shares                   -3.01%           -3.04%
------------------------------------------------------------------------------------------------
Technology                                                                    July 14, 2000

Return Before Taxes                       -34.17%          -50.47%

Return After Taxes on Distributions       -34.17%          -50.49%

Return After Taxes on Distributions
and Sale of Fund Shares                   -20.81%          -39.20%
------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - C CLASS
(Fiscal Year Ended November 30, 2001)
------------------------------------------------------------------------------------------------
Fund                                      From Inception                      Inception Date
------------------------------------------------------------------------------------------------
Life Sciences                                                                 November 29, 2001

Return Before Taxes                       0.41%

Return After Taxes on Distributions      -1.00%

Return After Taxes on Distributions
and Sale of Fund Shares                  -0.61%
------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Each fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System);
the federal funds and discount rates (source: Federal Reserve

38

Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for
AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data
Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities
Inc.); various U.S. and foreign government reports; the junk bond market
(source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index
Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex
Spot Price); rankings of any mutual fund or mutual fund category tracked by
Lipper, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company
Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indices of stock market performance; and indexes and historical data supplied by major securities brokerage or investment  advisory firms. The fund also may utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance or to provide general  information about the fund.

PERMISSIBLE ADVERTISING INFORMATION

From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders:

(1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging);

(2) discussions of general economic trends;

(3) presentations of statistical data to supplement such discussions;

(4) descriptions of past or anticipated portfolio holdings for the funds;

(5) descriptions of investment strategies for the funds;

(6) descriptions or comparisons of various savings and investment products
    (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds;

(7) comparisons of investment products (including the fund) with relevant market or industry indices or other appropriate benchmarks;

(8) discussions of fund rankings or ratings by recognized rating organizations;
    and

(9) testimonials describing the experience of persons that have invested in the funds.

The funds also may include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be  based on an express set of assumptions and are not indicative of the performance of any of the funds.

MULTIPLE CLASS PERFORMANCE ADVERTISING

Pursuant to the Multiple Class Plans, the corporation may issue additional classes of existing funds or introduce new funds with multiple classes available for purchase. To the extent a new class is added to an existing fund, the managers may, in compliance with SEC  and NASD rules, regulations and guidelines, market the new class of shares using the historical performance information of a original class of shares. When quoting  performance information for a new class of shares for periods prior to the first full  quarter after inception, the original class' performance will be restated to reflect the expenses of the new class and for periods after the first full quarter after inception,  actual performance of the new class will be used.

                                                                             39

FINANCIAL STATEMENTS

The financial statements for the funds have been audited by Deloitte & Touche
LLP,  independent auditors. Their Independent Auditors' Report and the financial statements included in the funds' Annual Reports for the fiscal year ended
November 30, 2001 are incorporated herein by reference.

EXPLANATION OF FIXED-INCOME  SECURITIES RATINGS

As described in the Prospectus and in this SAI, the funds may invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions as noted in the Prospectus. The following is a summary of the rating categories referenced in the prospectus.

RATINGS OF CORPORATE DEBT SECURITIES
--------------------------------------------------------------------------------
Standard & Poor's
--------------------------------------------------------------------------------
AAA             This is the highest rating assigned by S&P to a debt obligation.
                It indicates an extremely strong capacity to pay interest and repay principal.
--------------------------------------------------------------------------------
AA              Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal. It differs from the highest-rated obligations only in small degree.
--------------------------------------------------------------------------------
A               Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic
                conditions than debt in higher-rated categories.
--------------------------------------------------------------------------------
BBB             Debt rated in this category is regarded as having an adequate capacity to pay interest and repay principal.  While it normally exhibits adequate protection parameters, adverse economic
                conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than  in higher-rated categories. Debt rated below BBB is regarded as having significant speculative
                characteristics.
--------------------------------------------------------------------------------
BB              Debt rated in this category has less near-term vulnerability to default than other speculative issues. However, it faces
                major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.
                The BB rating also is used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.
--------------------------------------------------------------------------------
B               Debt rated in this category is more vulnerable to nonpayment than obligations rated 'BB', but currently has the capacity to pay interest and repay principal. Adverse  business, financial, or economic conditions will likely impair the obligor's capacity or willingness to pay interest and repay principal.
--------------------------------------------------------------------------------
CCC             Debt rated in this category is currently vulnerable to
                nonpayment and is dependent upon favorable business, financial, and economic conditions to meet timely payment  of interest and repayment of principal. In the event of adverse business,
                financial, or economic conditions, it is not likely to have the capacity to pay interest and repay  principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
--------------------------------------------------------------------------------
CC              Debt rated in this category is currently highly vulnerable to nonpayment. This rating category is also applied to debt
                subordinated to senior debt that is assigned an actual or
                implied CCC rating.
--------------------------------------------------------------------------------
C               The rating C typically is applied to debt subordinated to senior debt, and is currently highly vulnerable to nonpayment of
                interest and principal. This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but debt service payments are being continued.
--------------------------------------------------------------------------------
D               Debt rated in this category is in default. This rating is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not
                expired, unless S&P believes that such payments will be made during such grace period. It also will be used upon the filing of a bankruptcy petition for the taking of a similar action if debt service payments are jeopardized.
--------------------------------------------------------------------------------

40

Moody's Investors Service, Inc.
--------------------------------------------------------------------------------
Aaa             This is the highest rating assigned by Moody's to a debt
                obligation. It indicates an extremely strong capacity to pay interest and repay principal.
--------------------------------------------------------------------------------
Aa              Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from
                Aaa issues only in a small degree. Together with Aaa debt, it comprises what are generally known as high-grade bonds.
--------------------------------------------------------------------------------
A               Debt rated in this category possesses many favorable investment attributes and is to be considered as upper-medium-grade debt.
                Although capacity to pay interest and repay principal are
                considered adequate, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic
                conditions than debt in higher-rated categories.
--------------------------------------------------------------------------------
Baa             Debt rated in this category is considered as medium-grade debt having an adequate capacity to pay interest and repay principal.
                While it normally exhibits adequate  protection parameters, adverse economic conditions or changing circumstances  are more likely to lead to a weakened capacity to pay interest and repay principal  for debt in this category than in higher-rated
                categories. Debt rated below Baa is regarded as having
                significant speculative characteristics.
--------------------------------------------------------------------------------
Ba              Debt rated Ba has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing
                uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.  Often the
                protection of interest and principal payments may be very
                moderate.
--------------------------------------------------------------------------------
B               Debt rated B has a greater vulnerability to default, but
                currently has the capacity to meet financial commitments.
                Assurance of interest and principal payments or of  maintenance of other terms of the contract over any long period of time may be small. The B rating category is also used for debt
                subordinated to senior debt that is assigned an actual or
                implied Ba or Ba3 rating.
--------------------------------------------------------------------------------
Caa             Debt rated Caa is of poor standing, has a currently identifiable vulnerability to default, and is dependent upon favorable
                business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
                Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Caa rating is also used for debt subordinated to senior debt that is
                assigned an actual or implies B or B3 rating.
--------------------------------------------------------------------------------
Ca              Debt rated in this category represent obligations that are speculative in a high degree.  Such debt is often in default or has other marked shortcomings.
--------------------------------------------------------------------------------
C               This is the lowest rating assigned by Moody's, and debt rated C can be regarded as having extremely poor prospects of attaining investment standing.
--------------------------------------------------------------------------------
Fitch, Inc.
--------------------------------------------------------------------------------
AAA             Debt rated in this category has the lowest expectation of credit risk. Capacity for timely payment of financial commitments is exceptionally strong and highly unlikely to be adversely
                affected by foreseeable events.
--------------------------------------------------------------------------------
AA              Debt rated in this category has a very low expectation of credit risk. Capacity for timely payment of financial commitments is very strong and not significantly vulnerable to foreseeable events.
--------------------------------------------------------------------------------
A               Debt rated in this category has a low expectation of credit risk.  Capacity for timely payment of financial commitments is strong, but may be more vulnerable to changes in circumstances or in economic conditions than debt rated in higher categories.
--------------------------------------------------------------------------------
BBB             Debt rated in this category currently has a low expectation of credit risk and an adequate capacity for timely payment of financial commitments. However, adverse changes in circumstances and in economic conditions are more likely to impair this
                capacity. This is the lowest investment grade category.
--------------------------------------------------------------------------------
BB              Debt rated in this category has a possibility of developing credit risk, particularly as the result of adverse economic change over time. However, business or financial  alternatives may be available to allow financial commitments to be met.
                Securities rated in this category are not investment grade.
--------------------------------------------------------------------------------
B               Debt rated in this category has significant credit risk, but a limited margin of safety remains. Financial commitments
                currently are being met, but capacity for continued debt service payments is contingent upon a sustained, favorable business and economic environment.
--------------------------------------------------------------------------------

                                                                              41

Fitch, Inc.
--------------------------------------------------------------------------------
CCC, CC, C      Debt rated in these categories has a real possibility for
                default. Capacity for meeting financial commitments depends solely upon sustained, favorable business or economic
                developments. A CC rating indicates that default of some kind appears probable; a  C rating signals imminent default.
--------------------------------------------------------------------------------
DDD, DD, D      The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a
                reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
                'DDD' obligations have the highest potential for recovery, around 90%- 100% of outstanding amounts and accrued interest.
                'DD'  indicates potential recoveries in the range of 50%-90% and
                'D' the lowest recovery potential, i.e., below 50%.  Entities rated in this category have defaulted on some or all of their obligations.  Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.
--------------------------------------------------------------------------------

To provide more detailed indications of credit quality, the Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly,
Moody's adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories.

COMMERCIAL PAPER RATINGS
--------------------------------------------------------------------------------
S&P    Moody's  Description
--------------------------------------------------------------------------------
A-1    Prime-1  This indicates that the degree of safety regarding timely
       (P-1)    payment is strong. Standard & Poor's rates those issues
                determined to possess extremely strong safety characteristics as A-1+.
--------------------------------------------------------------------------------
A-2    Prime-2  Capacity for timely payment on commercial paper is satisfactory,
       (P-2)    but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization
                characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.
--------------------------------------------------------------------------------
A-3    Prime-3  Satisfactory capacity for timely repayment. Issues that carry
       (P-3)    this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher
                designations.
--------------------------------------------------------------------------------
NOTE RATINGS
--------------------------------------------------------------------------------
S&P     Moody's         Description
--------------------------------------------------------------------------------
SP-1    MIG-1; VMIG-1   Notes are of the highest quality enjoying strong
                        protection from established cash flows of funds for
                        their servicing or from established and broad-based
                        access to the market for refinancing, or both.
--------------------------------------------------------------------------------
SP-2    MIG-2; VMIG-2   Notes are of high quality with margins of protection
                        ample, although not so large as in the preceding group.
--------------------------------------------------------------------------------
SP-3    MIG-3; VMIG-3   Notes are of favorable quality with all security
                        elements accounted for, but lacking the undeniable
                        strength of the preceding grades. Market access for
                        refinancing, in particular, is likely to be less well
                        established.
--------------------------------------------------------------------------------
SP-4    MIG-4; VMIG-4   Notes are of adequate quality carrying specific risk but
                        having protection and not distinctly or predominantly
                        speculative.]
--------------------------------------------------------------------------------

42

                                                                             43

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

Annual and Semiannual Reports

Annual and Semiannual Reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

You can receive a free copy of the annual and semiannual reports, and ask any questions about the funds and your accounts, by contacting us at the address or telephone numbers listed below.

If you own or are considering purchasing fund shares through

* an employer-sponsored retirement plan
* a bank
* a broker-dealer
* an insurance company
* anotherfinancial intermediary

you can receive the annual and semiannual reports directly from them.

You also can get information about the funds from the Securities and Exchange
Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person       SEC Public Reference Room
                Washington, D.C.
                Call 202-942-8090 for location and hours.

On the Internet * EDGAR database at www.sec.gov

                * By email request at publicinfo@sec.gov

By mail         SEC Public Reference Section
                Washington, D.C.
                20549-6009

Investment Company Act File No. 811-6247

[american century logo and text logo (reg. sm)]

AMERICAN CENTURY INVESTMENTS
P.O. Box 419200
Kansas City, Missouri 64141-6200

INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

WWW.AMERICANCENTURY.COM

FAX  816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

BUSINESS; NOT-FOR-PROFIT AND EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

SH-SAI-28748  0204

[front cover]

Your
American Century
prospectus

INVESTOR CLASS    April 1, 2002

Global Growth Fund
International Growth Fund
International Opportunities Fund
International Discovery Fund
Emerging Markets Fund

INTERNATIONAL DISCOVERY IS CLOSED TO NEW INVESTORS. SHAREHOLDERS WHO HAVE OPEN
ACCOUNTS MAY MAKE ADDITIONAL INVESTMENTS AND REINVEST DIVIDENDS AND CAPITAL
GAINS DISTRIBUTIONS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
TELLS YOU OTHERWISE IS COMMITTING A CRIME.

American Century Investment Services, Inc.

[american century logo and text logo(reg.sm)]

[inside front cover]

Dear Investor,

American Century is committed to helping people make the most of their financial opportunities. That's why we are focused on achieving superior results and building long-term relationships with investors. We believe our relationship with you begins with providing a prospectus that's easy to read, and more importantly, that gives you the information you need to have confidence in the investment decisions you have made or are soon to make.

This year you'll find some new information in your Prospectus to take note of.
The Securities and Exchange Commission (SEC) has adopted a rule requiring mutual funds to disclose standardized after-tax returns. We've added this information to the Fund Performance History section. It is included to help you understand the impact that taxes may have on mutual fund performance. Please note that disclosure of after-tax returns is not required for money market funds or funds offered only in tax-deferred accounts, such as variable annuities.

Naturally, you may have questions about investing after you read through the
Prospectus. Our Web site, www.americancentury.com, offers information that could answer many of your questions. Or, an Investor Relations Representative will be happy to help weekdays, 7 a.m. to 7 p.m., and Saturdays, 9 a.m. to 2 p.m.
Central time. Give us a call at 1-800-345-2021.

Sincerely,

/s/ Mark Killen
Mark Killen
Senior Vice President
American Century Investment Services, Inc.

[sidebar]

                 [american century logo and text logo(reg.sm)]

                                American Century
                                  Investments

                                P.O. Box 419200
                                Kansas City, MO

                                   64141-6200

[end of sidebar]

     Global Growth Fund
     International Growth Fund
     International Opportunities Fund
     International Discovery Fund
     Emerging Markets Fund

[sidebar]

Throughout this book you'll find definitions of key investment terms and phrases. When you see a word printed in GREEN ITALICS, look for its definition in the left margin.

[graphic of triangle]
This symbol highlights special information and helpful tips.

[end of sidebar]

AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek capital growth.

WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

The fund managers look for stocks of growing foreign companies. The investment strategy of these funds is based on the belief that, over the long term, stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value over time.

The funds' principal risks include

*  MARKET RISK - The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

*  PRICE VOLATILITY - The value of a fund's shares may fluctuate significantly in the short term.

*  PRINCIPAL LOSS - At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

*  FOREIGN RISK - The funds invest primarily in foreign securities, which are generally riskier than U.S. securities. As a result the funds are subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events
   (such as labor strikes and rising inflation), and natural disasters occurring in a country where the funds invest could cause the funds' investments in that country to experience gains or losses.

*  CURRENCY RISK - Because the funds generally invest in securities denominated in foreign currencies, the funds are subject to currency risk, meaning that the funds could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

The chart below shows the primary differences among the funds.

Fund                             Primary Investments                         Principal Risks
------------------------------------------------------------------------------------------------------------------
Global Growth                    Equity securities of issuers in             Invests a significant portion of
                                 the United States and other                 its assets in foreign securities
                                 developed countries
------------------------------------------------------------------------------------------------------------------
International Growth             Equity securities of issuers                Invests primarily in
                                 in developed foreign countries              foreign securities
------------------------------------------------------------------------------------------------------------------
International Opportunities(1)   Equity securities of issuers in developed   Invests primarily in small-sized
                                 foreign countries or emerging markets       foreign issuers
                                 that are small-sized companies at the
                                 time of purchase
------------------------------------------------------------------------------------------------------------------
International Discovery          Equity securities of issuers in developed   Invests primarily in small- to
                                 foreign countries or emerging markets       medium-sized foreign issuers
                                 that are small- to medium-sized
                                 companies at the time of purchase
------------------------------------------------------------------------------------------------------------------
Emerging Markets                 Equity securities of issuers in             Invests in emerging markets
                                 emerging markets

(1)  International Opportunities will close to new investments when the fund's net assets reach $500 million.

A more detailed description of American Century's growth investment style and the funds' investment strategies and risks begins on page 7.

2

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a good investment if you are

*  seeking long-term capital growth from your investment

*  seeking diversification of your investment portfolio through investment in foreign securities

*  comfortable with the risks associated with investing in U.S. and foreign growth securities

*  comfortable with short-term price volatility

*  investing through an IRA or other tax-advantaged retirement plan

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are

*  seeking current income from your investment

*  investing for a short period of time

*  uncomfortable with the risks associated with investing in U.S. and foreign growth securities

*  uncomfortable with short-term volatility in the value of your investment

[sidebar]

[graphic of triangle]
An investment in the funds is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

[end  of sidebar]

                                                                              3

FUND PERFORMANCE HISTORY

GLOBAL GROWTH FUND
INTERNATIONAL GROWTH FUND
INTERNATIONAL OPPORTUNITIES FUND
INTERNATIONAL DISCOVERY FUND
EMERGING MARKETS FUND

ANNUAL TOTAL RETURNS

The following bar chart shows the performance of the funds' Investor Class shares for each of the last 10 calendar years or for each full calendar year in the life of a fund if less than 10 years. It indicates the volatility of the funds' historical returns from year to year. Account fees are not reflected in the chart below. If they had been included, returns would be lower than those shown. International Opportunities is not included because it does not yet have a full calendar year of performance.

[data for bar chart below]

        Global Growth   International Growth   International Discovery   Emerging Markets
        -------------   --------------------   -----------------------   ----------------
2001       -25.65%            -26.79%                  -21.77%                 -8.70%
2000        -5.77%            -15.01%                  -14.21%                -30.14%
1999        86.09%             64.44%                   88.54%                106.19%
1998                           19.01%                   17.86%                 -18.9%
1997                           19.72%                   17.48%
1996                           14.43%                   31.18%
1995                           11.89%                    9.89%
1994                           -4.76%
1993                           42.65%
1992                            4.84%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

                              Highest                       Lowest
--------------------------------------------------------------------------------
Global Growth                 51.95% (4Q 1999)              -17.88% (1Q 1999)
--------------------------------------------------------------------------------
International Growth          48.19% (4Q 1999)              -17.94% (3Q 1998)
--------------------------------------------------------------------------------
International Discovery       50.87% (4Q 1999)              -19.91% (3Q 1998)
--------------------------------------------------------------------------------
Emerging Markets              49.04% (4Q 1999)              -24.62% (3Q 1998)

[sidebar]

[graphic of triangle]
The performance information on this page is designed to help you see how the funds' returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

[end of sidebar]

4

AVERAGE ANNUAL TOTAL RETURNS

The following table shows the average annual total returns of the funds' shares calculated three different ways.

Return Before Taxes shows the actual change in the value of the fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning the fund shares. Return After
Taxes on Distributions is a fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After
Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The benchmarks are unmanaged indices that have no operating costs and are included in the table for performance comparison. International Opportunities is not included because it does not yet have a full calendar year of performance.

For the calendar year ended December 31, 2001             1 year      5 years    10 years    Life of Fund(1)
-------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH
Return Before Taxes                                       -25.65%     N/A        N/A         11.95%
Return After Taxes on Distributions                       -25.65%     N/A        N/A         10.67%
Return After Taxes on Distributions
   and Sale of Fund Shares                                -15.62%     N/A        N/A          9.47%
MSCI World Free Index                                     -16.82%     N/A        N/A         -1.81%
   (reflects no deduction for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
Return Before Taxes                                       -26.79%     7.83%      10.27%      10.62%
Return After Taxes on Distributions                       -26.82%     5.79%       8.35%      N/A
Return After Taxes on Distributions
   and Sale of Fund Shares                                -16.23%     6.05%       8.05%      N/A
MSCI EAFE Index                                           -21.44%     0.89%       4.46%      4.50%
   (reflects no deduction for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY
Return Before Taxes                                       -21.77%     11.87%     N/A         13.77%
Return After Taxes on Distributions                       -21.77%     10.65%     N/A         12.75%
Return After Taxes on Distributions
   and Sale of Fund Shares                                -13.26%      9.75%     N/A         11.58%
MSCI EAFE Index                                           -21.44%      0.89%     N/A          3.28%
   (reflects no deduction for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
Return Before Taxes                                       -8.70%      N/A        N/A         -2.66%
Return After Taxes on Distributions                       -8.71%      N/A        N/A         -2.82%
Return After Taxes on Distributions
   and Sale of Fund Shares                                -5.30%      N/A        N/A         -2.10%
MSCI Emerging Markets Free Index                          -2.37%      N/A        N/A         -8.23%
   (reflects no deduction for fees, expenses or taxes)

(1)  The inception dates for the funds are: Global Growth, December 1, 1998;
     International Growth, May 9, 1991; International Discovery, April 1, 1994;
     and Emerging Markets, September 30, 1997. Only funds with performance history for less than 10 years show after-tax returns for life of fund.

[sidebar]

[graphic of triangle]
For current performance information, please call us at 1-800-345-2021 or visit us at www.americancentury.com.

[end of sidebar]

                                                                              5

FEES AND EXPENSES

There are no sales loads, fees or other charges

*  to buy fund shares directly from American Century
*  to reinvest dividends in additional shares

The following table describes the fees and expenses you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Account Maintenance Fee                                      $25(1)

(1)  Applies only to investors whose total investments with American Century are less than $10,000. See Account Maintenance Fee under Investing with
     American Century for more details.

International Discovery and
International Opportunities       Redemption Fee (as a percentage of amount redeemed/exchanged)
---------------------------------------------------------------------------------------------------
Shares held less than 180 days    2.0%
---------------------------------------------------------------------------------------------------
Shares held 180 days or more      None

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                               Management    Distribution and        Other          Total Annual Fund
                               Fee(1)        Service (12b-1) Fees    Expenses(2)    Operating Expenses
----------------------------------------------------------------------------------------------------------
Global Growth                  1.30%         None                    0.00%          1.30%
----------------------------------------------------------------------------------------------------------
International Growth           1.21%         None                    0.00%          1.21%
----------------------------------------------------------------------------------------------------------
International Opportunities    2.00%         None                    0.00%          2.00%
----------------------------------------------------------------------------------------------------------
International Discovery        1.45%         None                    0.00%          1.45%
----------------------------------------------------------------------------------------------------------
Emerging Markets               2.00%         None                    0.00%          2.00%

(1)  Based on expenses incurred by all classes of the funds during the funds'
     most recent fiscal year. The funds (except International Opportunities)
     have stepped-fee schedules. As a result, the funds' management fee rates generally decrease as fund assets increase and increase as fund assets decrease.

(2)  Other expenses, which include the fees and expenses of the funds'
     independent directors and their legal counsel, as well as interest, were less than 0.005% for the most recent fiscal year.

EXAMPLE

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .

*  invest $10,000 in the fund
*  redeem all of your shares at the end of the periods shown below
*  earn a 5% return each year
*  incur the same operating expenses as shown above

.. . . your cost of investing in the fund would be:

                                1 year     3 years     5 years     10 years
--------------------------------------------------------------------------------
Global Growth                   $132       $410        $710        $1,558
--------------------------------------------------------------------------------
International Growth            $123       $383        $662        $1,458
--------------------------------------------------------------------------------
International Opportunities     $202       $623        $1,069      $2,305
--------------------------------------------------------------------------------
International Discovery         $147       $456        $788        $1,724
--------------------------------------------------------------------------------
Emerging Markets                $202       $623        $1,069      $2,305

[sidebar]

[graphic of triangle]
Use this example to compare the costs of investing in other funds. Of course, your actual costs may be higher or lower.

[end of sidebar]

6

OBJECTIVES, STRATEGIES AND RISKS

GLOBAL GROWTH FUND
INTERNATIONAL GROWTH FUND
INTERNATIONAL OPPORTUNITIES FUND
INTERNATIONAL DISCOVERY FUND
EMERGING MARKETS FUND

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek capital growth.

HOW DO THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES?

The fund managers use a growth investment strategy developed by American Century to invest in stocks of companies that they believe will increase in value over time. This strategy looks for companies with earnings and revenue growth.
Ideally, the fund managers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace.
This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the funds.
This means that the managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The managers track financial information for thousands of companies to identify trends in the companies'
earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund managers believe that it is important to diversify the funds' holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the fund managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the funds essentially fully invested in stocks, regardless of the movement of stock prices generally. When the managers believe it is prudent, the funds may invest a portion of their assets in convertible debt securities, equity-equivalent securities, forward currency exchange contracts, short-term securities, nonleveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the funds' cash assets remain liquid while performing more like stocks. The funds have a policy governing stock index futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the fund managers cannot invest in a derivative security if it would be possible for a fund to lose more money than it invested. A complete description of the derivatives policy is included in the
Statement of Additional Information.

In order to better control the size of companies in which International
Opportunities invests, the investment advisor has determined that it will close the fund when it reaches $500 million in net assets. After that time no new investors will be accepted.

[sidebar]

[graphic of triangle]
Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

[end of sidebar]

                                                                              7

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

The funds will usually purchase equity securities of foreign companies (except
Global Growth, which will usually purchase equity securities of both U.S. and foreign companies). The funds can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, nonleveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

In the event of exceptional market or economic conditions, the funds may, as a temporary defensive measure, invest all or a substantial portion of their assets in cash or high-quality, short-term debt securities, denominated in U.S. dollars or another currency. To the extent a fund assumes a defensive position, it will not be pursuing its objective of capital growth.

WHAT ARE THE DIFFERENCES BETWEEN THE FUNDS?

*  Global Growth invests in both U.S. and foreign companies. The fund's assets will be invested primarily in equity securities of issuers located in developed countries worldwide (including the United States).

*  International Growth's assets will be invested primarily in securities of companies located in at least three developed countries (excluding the United
   States).

*  International Opportunities' assets will be invested primarily in equity securities of companies that are small-sized at the time of purchase and are located in foreign developed countries or emerging market countries. If the companies in which the fund invests are successful, these companies may grow into medium- and large-sized companies. In addition, if the fund managers determine that the availability of small-sized companies in which to invest is not adequate to meet the fund's investment needs, the fund managers may invest in medium- and large-sized companies.

*  International Discovery's assets will be invested primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries. If the companies in which the fund invests are successful, these companies may grow into large-sized companies. In addition, if the fund managers determine that the availability of small- to medium-sized companies in which to invest is not adequate to meet the fund's investment needs, the fund managers may invest in large-sized companies.

*  Emerging Markets will invest at least 80% of its assets in equity securities of companies located in emerging market countries and companies that derive a significant portion of their business from emerging market countries.

In determining whether a company is foreign, the fund managers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case. The funds consider developed countries to include Australia, Austria, Belgium, Canada, Denmark,
Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the
Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, the United Kingdom and the United States. In addition, as used in the Statement of Additional Information, securities of issuers in emerging market (non-developed) countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or
(ii) derive a significant portion of their business from emerging market countries.

When determining the size of a company, the fund managers will consider, among other factors, the capitalization of the company and the amount of revenues as well as other information they obtain about the company.

8

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. These risks include increased exposure to political, social and economic events in world markets; limited availability of public information about a company; less-developed trading markets and regulatory practices; and a lack of uniform financial reporting practices compared to those that apply in the United States.

In addition, investments in foreign countries are subject to currency risk, meaning that because the funds' investments are generally denominated in foreign currencies, the funds could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Investing in securities of smaller foreign companies generally presents unique risks in addition to the typical risks of investing in foreign securities.
Smaller companies may have limited resources, trade less frequently and have less publicly available information. They also may be more sensitive to changing economic conditions. These factors may cause investments in smaller foreign companies to experience more price volatility.

Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries' emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The fund managers may buy a large amount of a company's stock quickly, and may dispose of it quickly if the company's earnings or revenues decline. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

The funds' performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

In summary, investing in these funds is intended for investors who find foreign securities an appropriate investment and who are willing to accept the increased risk associated with a fund's investment strategy.

                                                                              9

MANAGEMENT

WHO MANAGES THE FUNDS?

The Board of Directors, investment advisor and fund management teams play key roles in the management of the funds.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Directors does not manage the funds, it has hired an investment advisor to do
so. More than two-thirds of the directors are independent of the funds' advisor;
that is, they are not employed by and have no financial interest in the advisor.

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc.
The advisor has been managing mutual funds since 1958 and is headquartered at
4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provided to the funds during the most recent fiscal year, the advisor received a unified management fee based on a percentage of the average net assets of the Investor Class shares of each fund. The amount of the management fee for a fund is calculated daily and paid monthly in arrears.

Out of each fund's fee, the advisor paid all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of each fund's management fee may be paid by the fund's advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Funds to the Advisor as a Percentage of Average
Net Assets for the Most Recent Fiscal Year Ended November 30, 2001
--------------------------------------------------------------------------------
Global Growth                                                         1.30%
--------------------------------------------------------------------------------
International Growth                                                  1.21%
--------------------------------------------------------------------------------
International Opportunities                                           2.00%
--------------------------------------------------------------------------------
International Discovery                                               1.45%
--------------------------------------------------------------------------------
Emerging Markets                                                      2.00%

10

THE FUND MANAGEMENT TEAMS

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts to manage the funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objectives and strategy.

The portfolio managers on the investment teams are identified below.

HENRIK STRABO

Mr. Strabo, Chief Investment Officer-International Equities, has been a member of the team that manages Global Growth since the fund's inception in December
1998. He also has been a member of the team that manages International Growth since April 1994. He joined American Century in 1993 as an Investment Analyst and was promoted to Portfolio Manager in April 1994. He has a bachelor's degree in business from the University of Washington.

MARK S. KOPINSKI

Mr. Kopinski, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth and International Discovery since rejoining American Century in April 1997. Before rejoining American
Century, he served as Vice President and Portfolio Manager at Federated
Investors, Inc. from June 1995 to March 1997. From 1990 to 1995 he served as
Vice President and a member of the team that managed International Growth and
International Discovery. He has a bachelor's degree in business administration from Monmouth College and a master's degree in Asian studies from the University of Illinois.

MICHAEL J. DONNELLY

Mr. Donnelly, Vice President and Portfolio Manager, has been a member of the team that manages Emerging Markets since the fund's inception in September 1997.
He joined American Century in August 1997. From 1993 to 1997, he served as Vice
President and Portfolio Manager for Federated Investors, Inc. He has a bachelor of arts from Yale University and an MBA in management, international business and international finance from Kellogg Graduate School of Management,
Northwestern University. He is a CFA charterholder.

RAYMOND KONG

Mr. Kong, Portfolio Manager, has been a member of the team that manages Emerging
Markets since July 2001. He joined American Century in 1993 as an international investment analyst for International Growth and International Discovery. Since
October 1998, he served as Senior Analyst and Managing Director of the American
Century Singapore office. He has a bachelor of science and master of science in civil engineering and an MBA from Virginia Tech.

BRADLEY AMOILS

Mr. Amoils, Portfolio Manager, has been a member of the team that manages Global
Growth since the fund's inception in December 1998. He joined American Century in July 1997 as an Investment Analyst and was promoted to Portfolio Manager in
November 1998. Prior to joining American Century, he served as a Securities
Analyst for Oppenheimer Funds from January 1996 to June 1997 and an Analyst at
Clay Finlay Asset Management from March 1995 to December 1995. He has a bachelor of science and doctorate of medicine from the University of Witwatersrand,
Johannesburg, South Africa and an MBA from Columbia University Graduate School of Business.

[sidebar]

[graphic of triangle]
CODE OF ETHICS

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the funds.
Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.

[end of sidebar]

                                                                             11

BRIAN BRADY

Mr. Brady, Vice President and Portfolio Manager, has been a member of the team that manages International Discovery since November 1998. He joined American
Century in June 1994 as an Investment Analyst and was promoted to Portfolio
Manager in November 1998. Prior to joining American Century, he served as a
Financial Analyst for Chase Manhattan Bank. He has a bachelor's degree in finance from Georgetown University and an MBA from Columbia University Graduate
School of Business.

LYNETTE SCHROEDER

Ms. Schroeder, Portfolio Manager, has been a member of the team that manages
International Opportunities since the fund's inception in June 2001. She joined
American Century in August 2000 as a Portfolio Manager. Prior to joining
American Century, she served as a Portfolio Manager, Senior Analyst for Driehaus
Capital Management from June 1997 to July 2000 and as an Analyst for Lexington
Asset Management from August 1995 to May 1997. She has a bachelor's degree in political science from the University of Chicago and an MBA from the Colgate
Darden Graduate School of Business Administration, University of Virginia.

TREVOR GURWICH

Mr. Gurwich, Portfolio Manager, has been a member of the team that manages
International Opportunities since the fund's inception in June 2001. He joined
American Century in July 1998 as an investment analyst for International
Discovery and Emerging Markets. He continues as an analyst for those funds.
Before joining American Century in July 1998, he worked as a manager of business consulting for Arthur Andersen LLP from February 1992 to April 1996. He has a bachelor's degree in international relations from the University of
Pennsylvania, a bachelor's degree in economics from Wharton School of Business and an MBA in finance and investment management from Columbia University.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies contained in the Statement of Additional
Information and the investment objectives of the funds may not be changed without shareholder approval. The Board of Directors may change any other policies and investment strategies.

12

INVESTING WITH AMERICAN CENTURY

SERVICES AUTOMATICALLY AVAILABLE TO YOU

Most accounts automatically will have access to the services listed below when the account is opened. If you do not want these services, see Conducting
Business in Writing. If you have questions about the services that apply to your account type, please call us.

CONDUCTING BUSINESS IN WRITING

If you prefer to conduct business in writing only, you can indicate this on the account application. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). If you want to add services later, you can complete an Investor
Service Options form. By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee.
See Account Maintenance Fee in this section.

WAYS TO MANAGE YOUR ACCOUNT
--------------------------------------------------------------------------------
BY TELEPHONE

INVESTOR RELATIONS
1-800-345-2021

BUSINESS, NOT-FOR-PROFIT
AND EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

AUTOMATED INFORMATION LINE
1-800-345-8765

OPEN AN ACCOUNT

If you are a current investor, you can open an account by exchanging shares from another American Century account.

EXCHANGE SHARES

Call or use our Automated Information Line if you have authorized us to accept telephone instructions.

MAKE ADDITIONAL INVESTMENTS

Call or use our Automated Information Line if you have authorized us to invest from your bank account.

SELL SHARES

Call a Service Representative.

--------------------------------------------------------------------------------
ONLINE

www.americancentury.com

OPEN AN ACCOUNT

If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century account.

EXCHANGE SHARES

Exchange shares from another American Century account.

MAKE ADDITIONAL INVESTMENTS

Make an additional investment into an established American Century account if you have authorized us to invest from your bank account.

SELL SHARES*

Redeem shares and proceeds will be electronically transferred to your authorized bank account.

*Online redemptions up to $25,000 per day.

--------------------------------------------------------------------------------
BY MAIL OR FAX

P.O. Box 419200
Kansas City, MO 64141-6200

Fax
816-340-7962

OPEN AN ACCOUNT

Send a signed, completed application and check or money order payable to
American Century Investments.

EXCHANGE SHARES

Send written instructions to exchange your shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don't have an investment slip, include your name, address and account number on your check or money order.

SELL SHARES

Send written instructions or a redemption form to sell shares. Call a Service
Representative to request a form.

                                                                             13

YOUR RESPONSIBILITY FOR UNAUTHORIZED TRANSACTIONS

American Century and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

YOUR GUIDE TO SERVICES AND POLICIES

When you open an account, you will receive a services guide, which explains the services available to you and the policies of the funds and the transfer agent.

WAYS TO MANAGE YOUR ACCOUNT
--------------------------------------------------------------------------------
AUTOMATICALLY

OPEN AN ACCOUNT

Not available.

EXCHANGE SHARES

Send written instructions to set up an automatic exchange of your shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

With the automatic investment privilege, you can purchase shares on a regular basis. You must invest at least $600 per year per account.

SELL SHARES

If you have at least $10,000 in your account, you may sell shares automatically by establishing Check-A-Month or Automatic Redemption plans.

--------------------------------------------------------------------------------
BY WIRE

[graphic of triangle]
Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

OPEN AN ACCOUNT

Call to set up your account or mail a completed application to the address provided in the By mail section. Give your bank the following information to wire money.

* Our bank information
      Commerce Bank N.A.
      Routing No. 101000019
      Account No. Please call for the appropriate account number
* The fund name
* Your American Century account number, if known*
* Your name
* The contribution year (for IRAs only)

*For additional investments only

MAKE ADDITIONAL INVESTMENTS

Follow the wire instructions provided in the Open an account section.

SELL SHARES

You can receive redemption proceeds by wire or electronic transfer.

EXCHANGE SHARES

Not available.

--------------------------------------------------------------------------------
IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor
Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

4500 Main St                            4917 Town Center Drive
Kansas City, Missouri                   Leawood, Kansas
8 a.m. to 5:30 p.m., Monday - Friday    8 a.m. to 6 p.m., Monday - Friday
                                        8 a.m. to noon, Saturday

1665 Charleston Road                    10350 Park Meadows Drive
Mountain View, California               Littleton, Colorado
8 a.m. to 5 p.m., Monday - Friday       8:30 am. to 5:30 p.m., Monday - Friday

14

MINIMUM INITIAL INVESTMENT AMOUNTS

                                                                          International Opportunities
                                                   Global Growth          International Discovery(1)
To open an account, the minimum investments are:   International Growth   Emerging Markets
--------------------------------------------------------------------------------------------------------
Individual or Joint                                $2,500                 $10,000
--------------------------------------------------------------------------------------------------------
Traditional IRA                                    $1,000(2)              $10,000
--------------------------------------------------------------------------------------------------------
Roth IRA                                           $1,000(2)              $10,000
--------------------------------------------------------------------------------------------------------
Education IRA                                      $2,000                 N/A
--------------------------------------------------------------------------------------------------------
UGMA/UTMA                                          $2,500                 $10,000
--------------------------------------------------------------------------------------------------------
403(b)                                             $1,000(3)              $10,000
--------------------------------------------------------------------------------------------------------
Qualified Retirement Plans                         $2,500(4)              $10,000

(1)  This fund is closed to new investors.

(2)  Effective May 1, 2002, the minimum initial investment amounts for traditional and Roth IRAs will be raised to $2,500.

(3)  For each fund you select for your 403(b) plan, American Century will waive the fund minimum if you make a contribution of at least $50 a month. If your contribution is less than $50 a month, you may make only one fund choice.

(4)  The minimum investment requirements may be different for some types of retirement plans.

ACCOUNT MAINTENANCE FEE

We charge a $12.50 semiannual account maintenance fee to investors whose total investments with American Century are less than $10,000. We will determine the amount of your total investments twice per year, generally the last Friday in
October and April. If your total investments are less than $10,000 at that time, we will redeem shares automatically in one of your accounts to pay the $12.50 fee. Please note that you may incur a tax liability as a result of the redemption. In determining your total investment amount, we will include your investments in American Century funds held in all PERSONAL ACCOUNTS and IRAs including SEP-, SARSEP- and SIMPLE-IRAs (but no other retirement plan accounts)
registered under your Social Security number. We will not charge you the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management on our Web site. To find out more about exclusive online account management, visit www.americancentury.com/info/demo.

REDEMPTIONS

If you sell your shares of International Discovery or International
Opportunities within 180 days of their purchase, you will pay a redemption fee of 2.0% of the value of the shares sold. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains).
The redemption fee is retained by the fund and helps cover transaction and tax costs that long-term investors may bear when the fund realizes capital gains as a result of selling securities to meet investor redemptions.

Your redemption proceeds will be calculated using the NET ASSET VALUE (NAV) next determined after we receive your transaction request in good order. Each time you make an investment with American Century, there is a seven-day holding period before you can redeem those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. This seven-day holding period begins the day after your investment is processed. However, investments by wire require only a one-day holding period.

In addition, we reserve the right to delay delivery of your redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash, as described in the next section.

[sidebar]

PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Education Savings Accounts (formerly Education IRAs)
and traditional, Roth and Rollover IRAs. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

A fund's NET ASSET VALUE, or NAV, is the price of the fund's shares.

[graphic of triangle]
A redemption is the sale of all or a portion of the shares in an account, including those sold as a part of an exchange to another American Century account.

[end of sidebar]

                                                                             15

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

If, during any 90-day period, you redeem fund shares worth more than $250,000
(or 1% of the value of the fund's assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The fund managers would select these securities from the fund's portfolio. A payment in securities can help the fund's remaining shareholders avoid tax liabilities that they might otherwise have incurred had the fund sold securities prematurely to pay the entire redemption amount in cash.

We will value these securities in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining investors.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum initial investment amount for any reason other than as a result of market fluctuation, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American
Century reserves the right to redeem the shares in the account and send the proceeds to your address of record. Please note that International Discovery and
International Opportunities shares redeemed in this manner may be subject to a
2% redemption fee if held less than 180 days. You also may incur tax liability as a result of this redemption.

MODIFYING OR CANCELING AN INVESTMENT

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel
it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

ABUSIVE TRADING PRACTICES

We do not permit market timing or other abusive trading practices in our funds.

Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

16

INVESTING THROUGH FINANCIAL INTERMEDIARIES

If you do business with us through a financial intermediary or a retirement plan, your ability to purchase, exchange and redeem shares will depend on the policies of that entity. Some policy differences may include

*  minimum investment requirements
*  exchange policies
*  fund choices
*  cutoff time for investments

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the funds' annual reports, semiannual reports and Statement of Additional Information are available from your intermediary or plan sponsor.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American
Century's transfer agent. In some circumstances, American Century will pay the service provider a fee for performing those services.

Although fund share transactions may be made directly with American Century at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the intermediary and are not shared with
American Century or the funds.

The funds have authorized certain financial intermediaries to accept orders on each fund's behalf. American Century has contracts with these intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the intermediary on a fund's behalf before the time the net asset value is determined in order to receive that day's share price. If those orders are transmitted to American Century and paid for in accordance with the contract, they will be priced at the net asset value next determined after your request is received in the form required by the intermediary.

[sidebar]

[graphic of triangle]
Financial intermediaries include banks, broker-dealers, insurance companies and investment advisors.

[end of sidebar]

                                                                             17

SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

American Century determines the NAV of each fund as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is closed (including certain
U.S. holidays), we do not calculate the NAV. A fund share's NAV is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.

If current market prices of securities owned by a fund are not readily available, the advisor may determine their fair value in accordance with procedures adopted by the fund's Board. Trading of securities in foreign markets may not take place every day the Exchange is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when a fund's NAV is not calculated. So, the value of a fund's portfolio may be affected on days when you can't purchase or redeem shares of the fund.

We will price your purchase, exchange or redemption at the NAV next determined after we receive your transaction request in GOOD ORDER.

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized by a fund on the sale of its investment securities. Each fund generally pays distributions from net income, if any, once a year in December. Distributions from realized capital gains are paid twice a year, usually in March and
December. A fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash. Please consult your services guide for further information about distributions and your options for receiving them.

[sidebar]

GOOD ORDER means that your instructions have been received in the form required by American Century. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased.

[end of sidebar]

18

TAXES

The tax consequences of owning shares of the funds will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the funds of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

TAX-DEFERRED ACCOUNTS

If you purchase fund shares through a tax-deferred account, such as an IRA or a qualified employer-sponsored retirement or savings plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

TAXABLE ACCOUNTS

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the funds. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the
Statement of Additional Information for a more complete discussion of the tax consequences of owning shares of the funds.

TAXABILITY OF DISTRIBUTIONS

Fund distributions may consist of income such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income. Distributions of capital gains are classified either as short term or long term and are taxed as follows:

Type of Distribution                  Tax Rate for 10% and 15% Brackets   Tax Rate for All Other Brackets
------------------------------------------------------------------------------------------------------------
Short-term capital gains              Ordinary income rate                Ordinary income rate
------------------------------------------------------------------------------------------------------------
Long-term capital gains (1-5 years)   10%                                 20%
------------------------------------------------------------------------------------------------------------
Long-term capital gains (>5 years)     8%                                 20%(1)

(1)  The reduced rate for these gains will not begin until 2006 because the security holding period must start after December 31, 2000. Once the security has been held for more than 5 years, the rate will be 18%.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century or a financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing (Form 1099-DIV).

Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

[sidebar]

[graphic of triangle]
BUYING A DIVIDEND

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The funds distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

[end of sidebar]

                                                                             19

TAXES ON TRANSACTIONS

Your redemptions--including exchanges to other American Century funds--are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the
Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

20

MULTIPLE CLASS INFORMATION

American Century offers four classes of the funds: Investor Class, Institutional
Class, Advisor Class and C Class. The shares offered by this Prospectus are
Investor Class shares and have no up-front or deferred charges, commissions, or
12b-1 fees. International Opportunities offers only the Investor Class and the
Institutional Class.

American Century offers the other classes of shares primarily through employer-sponsored retirement plans or through institutions like banks, broker-dealers and insurance companies. The other classes have different fees, expenses and/or minimum investment requirements from the Investor Class. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning Advisor, Institutional or C Class shares, call us at 1-800-345-3533. You also can contact a sales representative or financial intermediary who offers those classes of shares.

Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

                                                                             21

FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the share class is not five years old.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Report and the financial statements are included in the funds' Annual Report, which is available upon request.

22

GLOBAL GROWTH FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                           2001          2000          1999(1)
-------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                      $8.73         $8.33          $5.00
                                                      -------------  -------------  -------------

Income From Investment Operations

  Net Investment Loss(2)                                   --(3)        (0.05)         (0.01)

  Net Realized and Unrealized Gain (Loss)                 (1.90)         0.81           3.34
                                                      -------------  -------------  -------------

  Total From Investment Operations                        (1.90)         0.76           3.33
                                                      -------------  -------------  -------------

Distributions

  From Net Realized Gains                                 (0.47)        (0.36)           --

  In Excess of Net Realized Gains                         (0.18)          --             --
                                                      -------------  -------------  -------------

  Total Distributions                                     (0.65)        (0.36)           --
                                                      -------------  -------------  -------------

Net Asset Value, End of Period                            $6.18         $8.73           $8.33
                                                      =============  =============  =============

  TOTAL RETURN(4)                                        (23.62)%        8.81%         66.60%

RATIOS/SUPPLEMENTAL DATA

                                                           2001          2000          1999(1)
-------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets          1.30%         1.30%          1.30%

Ratio of Net Investment Loss to Average Net Assets       (0.06)%       (0.48)%        (0.20)%

Portfolio Turnover Rate                                     232%          123%           133%

Net Assets, End of Period (in thousands)                $272,402      $412,631       $233,823

(1)  December 1, 1998 (inception) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

                                                                             23

INTERNATIONAL GROWTH FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

PER-SHARE DATA

                                                                2001        2000        1999        1998       1997
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                          $12.05      $13.02       $9.25       $9.22      $8.73
                                                             ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Income (Loss)(1)                               0.04       (0.02)      (0.01)       0.03       --(2)

  Net Realized and Unrealized Gain (Loss)                      (2.50)      (0.22)       3.95        1.31       1.41
                                                             ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                             (2.46)      (0.24)       3.94        1.34       1.41
                                                             ----------  ----------  ----------  ----------  ----------

Distributions

  From Net Investment Income                                     --        (0.01)      (0.02)      (0.03)      --

  From Net Realized Gains                                      (1.33)      (0.72)      (0.15)      (1.28)     (0.92)

  In Excess of Net Realized Gains                              (0.40)        --          --          --        --
                                                             ----------  ----------  ----------  ----------  ----------

  Total Distributions                                          (1.73)      (0.73)      (0.17)      (1.31)     (0.92)
                                                             ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                                 $7.86      $12.05      $13.02       $9.25      $9.22
                                                             ==========  ==========  ==========  ==========  ==========

  TOTAL RETURN(3)                                             (24.18)%     (2.47)%     43.22%      16.74%     18.12%

RATIOS/SUPPLEMENTAL DATA

                                                                2001        2000        1999        1998         1997
-------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets               1.21%       1.20%       1.27%       1.33%     1.38%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets     0.48%     (0.16)%     (0.06)%       0.33%       0.04%

Portfolio Turnover Rate                                          178%        116%        117%        190%        163%

Net Assets, End of Period (in thousands)                   $3,290,867  $4,455,433  $3,701,903  $2,448,162  $1,728,617

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

(4)  American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% for the year ended November 30,
     1997.

24

INTERNATIONAL DISCOVERY FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

PER-SHARE DATA

                                                                 2001       2000        1999       1998         1997
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                           $14.23     $15.20       $9.24       $8.54       $7.60
                                                             ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Income (Loss)(1)                                0.01      (0.12)      (0.07)      (0.03)      (0.03)

  Net Realized and Unrealized Gain (Loss)                       (2.54)      0.03        6.06        1.22        1.31
                                                             ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                              (2.53)     (0.09)       5.99        1.19        1.28
                                                             ----------  ----------  ----------  ----------  ----------

Distributions

  From Net Investment Income                                      --         --          --        (0.02)      (0.02)

  From Net Realized Gains                                       (1.42)     (0.88)      (0.03)      (0.47)      (0.32)

  In Excess of Net Realized Gains                               (0.15)       --          --          --          --
                                                             ----------  ----------  ----------  ----------  ----------

  Total Distributions                                           (1.57)     (0.88)      (0.03)      (0.49)      (0.34)
                                                             ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                                 $10.13     $14.23      $15.20       $9.24       $8.54
                                                             ==========  ==========  ==========  ==========  ==========

  TOTAL RETURN(2)                                              (20.17)%    (1.27)%     65.12%      14.79%      17.76%

RATIOS/SUPPLEMENTAL DATA

                                                                 2001       2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets                1.45%      1.36%       1.55%       1.64%     1.70%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets      0.10%    (0.64)%     (0.65)%     (0.36)%     (0.37)%

Portfolio Turnover Rate                                           180%       113%        110%        178%        146%

Net Assets, End of Period (in thousands)                    $1,021,063 $1,568,872  $1,408,624    $781,551    $626,327

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

(3)  American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% for the year ended November 30,
     1997.

                                                                             25

INTERNATIONAL OPPORTUNITIES FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

PER-SHARE DATA

                                                                       2001(1)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                                   $5.00
                                                                     -----------

Income From Investment Operations

   Net Investment Loss(2)                                              (0.02)

   Net Realized and Unrealized Loss                                    (0.11)
                                                                     -----------

  Total From Investment Operations                                     (0.13)
                                                                     -----------

Net Asset Value, End of Period                                         $4.87
                                                                     ===========

  TOTAL RETURN(3)                                                      (2.60)%

RATIOS/SUPPLEMENTAL DATA

                                                                       2001(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets                      2.00%(4)

Ratio of Net Investment Loss to Average Net Assets                   (0.75)%(4)

Portfolio Turnover Rate                                                 147%

Net Assets, End of Period (in thousands)                              $6,569

(1)  June 1, 2001 (inception) through November 30, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

26

EMERGING MARKETS FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                             2001      2000        1999        1998       1997(1)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                        $4.68      $5.62       $3.49       $4.15      $5.00
                                                         ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Loss(2)                                    (0.02)     (0.06)      (0.01)       --(3)     (0.01)

  Net Realized and Unrealized Gain (Loss)                   (0.43)     (0.88)       2.14       (0.66)     (0.84)
                                                         ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                          (0.45)     (0.94)       2.13       (0.66)     (0.85)
                                                         ----------  ----------  ----------  ----------  ----------

Distributions

  In Excess of Net Realized Gains                           (0.17)      --           --          --        --
                                                         ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                              $4.06      $4.68       $5.62       $3.49      $4.15
                                                         ----------  ----------  ----------  ----------  ----------

  TOTAL RETURN(4)                                          (10.28)%   (16.73)%     61.03%     (15.90)%   (17.00)%

RATIOS/SUPPLEMENTAL DATA

                                                             2001      2000         1999        1998      1997(1)
-------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets            2.00%     2.00%       2.00%        2.00%     2.00%(5)

Ratio of Net Investment Loss to Average Net Assets         (0.27)%   (0.88)%     (0.33)%      (0.03)%   (0.74)%(5)

Portfolio Turnover Rate                                       326%      196%        168%         270%         36%

Net Assets, End of Period (in thousands)                   $80,422   $77,279     $82,359      $21,124     $11,830

(1)  September 30, 1997 (inception) through November 30, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

                                                                             27

NOTES

28

NOTES

                                                                             29

[back cover]

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

ANNUAL AND SEMIANNUAL REPORTS

Annual and semiannual reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this
Prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the funds or your accounts, by contacting American Century at the address or telephone numbers listed below.

You also can get information about the funds (including the SAI) from the
Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person         SEC Public Reference Room
                  Washington, D.C.
                  Call 202-942-8090 for location and hours.

On the Internet   * EDGAR database at www.sec.gov

                  * By email request at publicinfo@sec.gov

By mail           SEC Public Reference Section
                  Washington, D.C. 20549-0102

FUND REFERENCE (INVESTOR CLASS)

                                    Fund Code    Ticker     Newspaper Listing
--------------------------------------------------------------------------------
Global Growth Fund                     102        TWGGX        Gl Grwth
--------------------------------------------------------------------------------
International Growth Fund              041        TWIEX        Intl Gr
--------------------------------------------------------------------------------
International Opportunities Fund       040        N/A          N/A
--------------------------------------------------------------------------------
International Discovery Fund           042        TWEGX        IntDisc
--------------------------------------------------------------------------------
Emerging Markets Fund                  043        TWMIX        EmgMkt

Investment Company Act File No. 811-6247

[american century logo and text logo(reg.sm)]

AMERICAN CENTURY INVESTMENTS
P.O. Box 419200
Kansas City, Missouri 64141-6200
1-800-345-2021 or 816-531-5575

0204
SH-PRS-28731

[front cover]

Your
American Century
prospectus

ADVISOR CLASS    April 1, 2002

Global Growth Fund
International Growth Fund
International Discovery Fund
Emerging Markets Fund

INTERNATIONAL DISCOVERY IS CLOSED TO NEW INVESTORS. SHAREHOLDERS WHO HAVE OPEN
ACCOUNTS MAY MAKE ADDITIONAL INVESTMENTS AND REINVEST DIVIDENDS AND CAPITAL
GAINS DISTRIBUTIONS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
TELLS YOU OTHERWISE IS COMMITTING A CRIME.

American Century Investment Services, Inc.

[american century logo and text logo(reg.sm)]

[inside front cover]

Dear Investor,

American Century is committed to helping people make the most of their financial opportunities. That's why we are focused on achieving superior results and building long-term relationships with investors. We believe our relationship with you begins with providing a prospectus that's easy to read, and more importantly, that gives you the information you need to have confidence in the investment decisions you have made or are soon to make.

This year you'll find some new information in your Prospectus to take note of.
The Securities and Exchange Commission (SEC) has adopted a rule requiring mutual funds to disclose standardized after-tax returns. We've added this information to the Fund Performance History section. It is included to help you understand the impact that taxes may have on mutual fund performance. Please note that disclosure of after-tax returns is not required for money market funds or funds offered only in tax-deferred accounts, such as variable annuities.

Naturally, you may have questions about investing after you read through the
Prospectus. Please contact your investment professional with questions or for more information about our funds.

Sincerely,

/s/W. Gordon Snyder
W. Gordon Snyder
President, Chief Marketing Officer
American Century Investment Services, Inc.

[sidebar]

                 [american century logo and text logo(reg.sm)]

                                American Century
                                  Investments

                                P.O. Box 419385
                                Kansas City, MO
                                   64141-6385

[end of sidebar]

     Global Growth Fund
     International Growth Fund
     International Discovery Fund
     Emerging Markets Fund

[sidebar]

Throughout this book you'll find definitions of key investment terms and phrases. When you see a word printed in GREEN ITALICS, look for its definition in the left margin.

[graphic of triangle]
This symbol highlights special information and helpful tips.

[end of sidebar]

AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek capital growth.

WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

The fund managers look for stocks of growing foreign companies. The investment strategy of these funds is based on the belief that, over the long term, stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value over time.

The funds' principal risks include

*  MARKET RISK - The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

*  PRICE VOLATILITY - The value of a fund's shares may fluctuate significantly in the short term.

*  PRINCIPAL LOSS - At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

*  FOREIGN RISK - The funds invest primarily in foreign securities, which are generally riskier than U.S. securities. As a result the funds are subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events
   (such as labor strikes and rising inflation), and natural disasters occurring in a country where the funds invest could cause the funds' investments in that country to experience gains or losses.

*  CURRENCY RISK - Because the funds generally invest in securities denominated in foreign currencies, the funds are subject to currency risk, meaning that the funds could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

The chart below shows the primary differences among the funds.

Fund                      Primary Investments                         Principal Risks
----------------------------------------------------------------------------------------------------------
Global Growth             Equity securities of issuers in             Invests a significant portion of
                          the United States and other                 its assets in foreign securities
                          developed countries
----------------------------------------------------------------------------------------------------------
International Growth      Equity securities of issuers                Invests primarily in
                          in developed foreign countries              foreign securities
----------------------------------------------------------------------------------------------------------
International Discovery   Equity securities of issuers in developed   Invests primarily in small- to
                          foreign countries or emerging markets       medium-sized foreign issuers
                          that are small- to medium-sized
                          companies at the time of purchase
---------------------------------------------------------------------------------------------------------
Emerging Markets          Equity securities of issuers in             Invests in emerging markets
                          emerging markets

A more detailed description of American Century's growth investment style and the funds' investment strategies and risks begins on page 7.

2

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a good investment if you are

*  seeking long-term capital growth from your investment

*  seeking diversification of your investment portfolio through investment in foreign securities

*  comfortable with the risks associated with investing in U.S. and foreign growth securities

*  comfortable with short-term price volatility

*  investing through an IRA or other tax-advantaged retirement plan

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are

*  seeking current income from your investment

*  investing for a short period of time

*  uncomfortable with the risks associated with investing in U.S. and foreign growth securities

*  uncomfortable with short-term volatility in the value of your investment

[sidebar]

[graphic of triangle]
An investment in the funds is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

[end of sidebar]

                                                                              3

FUND PERFORMANCE HISTORY

GLOBAL GROWTH FUND
INTERNATIONAL GROWTH FUND
INTERNATIONAL DISCOVERY FUND
EMERGING MARKETS FUND

ANNUAL TOTAL RETURNS

The following bar chart shows the performance of the funds' Advisor Class shares for each full calendar year in the life of a fund. It indicates the volatility of the funds' historical returns from year to year.

[data for bar chart below]

        Global Growth   International Growth   International Discovery   Emerging Markets
        -------------   --------------------   -----------------------   ----------------
2001       -25.97%            -27.00%                  -22.03%                -8.96%
2000        -5.90%            -15.27%                  -14.36%               -30.33%
1999                           64.06%                   88.04%
1998                           18.86%
1997                           19.43%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

                              Highest                       Lowest
--------------------------------------------------------------------------------
Global Growth                 11.17% (1Q 2000)              -17.98% (1Q 2001)
--------------------------------------------------------------------------------
International Growth          48.12% (4Q 1999)              -18.06% (3Q 1998)
--------------------------------------------------------------------------------
International Discovery       50.78% (4Q 1999)              -19.17% (3Q 2001)
--------------------------------------------------------------------------------
Emerging Markets              18.61% (4Q 2001)              -22.25% (3Q 2001)

[sidebar]

[graphic of triangle]
The performance information on this page is designed to help you see how the funds' returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

[end of sidebar]

4

AVERAGE ANNUAL TOTAL RETURNS

The following table shows the average annual total returns of the funds' shares calculated three different ways.

Return Before Taxes shows the actual change in the value of the fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning the fund shares. Return After
Taxes on Distributions is a fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After
Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The benchmarks are unmanaged indices that have no operating costs and are included in the table for performance comparison.

For the calendar year ended December 31, 2001               1 year      5 years     Life of Fund(1)
-----------------------------------------------------------------------------------------------------
GLOBAL GROWTH
Return Before Taxes                                         -25.97%     N/A          8.28%
Return After Taxes on Distributions                         -25.97%     N/A          7.03%
Return After Taxes on Distributions
   and Sale of Fund Shares                                  -15.82%     N/A          6.45%
MSCI World Free Index                                       -16.82%     N/A         -4.20%
   (reflects no deduction for fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
Return Before Taxes                                         -27.00%     7.57%        8.37%
Return After Taxes on Distributions                         -26.95%     5.62%        5.86%
Return After Taxes on Distributions
   and Sale of Fund Shares                                  -16.35%     5.88%        6.25%
MSCI EAFE Index                                             -21.44%     0.89%        1.16%
   (reflects no deduction for fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY
Return Before Taxes                                         -22.03%     N/A          4.89%
Return After Taxes on Distributions                         -22.03%     N/A          3.89%
Return After Taxes on Distributions
   and Sale of Fund Shares                                  -13.41%     N/A          4.10%
MSCI EAFE Index                                             -21.44%     N/A         -3.17%
   (reflects no deduction for fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------
EMERGING MARKETS
Return Before Taxes                                         -8.96%      N/A         -0.10%
Return After Taxes on Distributions                         -8.96%      N/A         -0.38%
Return After Taxes on Distributions
   and Sale of Fund Shares                                  -5.45%      N/A         -0.06%
MSCI Emerging Markets Free Index                            -2.37%      N/A         -4.19%
   (reflects no deduction for fees, expenses or taxes)

(1)  The inception dates for the funds are: Global Growth, February 5, 1999;
     International Growth, October 2, 1996; International Discovery, April 28,
     1998; and Emerging Markets, May 12, 1999. Only funds with performance history for less than 10 years show after-tax returns for life of fund.

PERFORMANCE INFORMATION OF OTHER CLASS

The funds' original class of shares was the Investor Class. For information about the historical performance of the original class of shares, see page 25.

[sidebar]

[graphic of triangle]
For current performance information, please call us at 1-800-345-3533 or visit us at www.americancentury.com.

[end of sidebar]

                                                                              5

FEES AND EXPENSES

There are no sales loads, fees or other charges

*  to buy fund shares directly from American Century
*  to reinvest dividends in additional shares

The following table describes the fees and expenses you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

International Discovery          Redemption Fee (as a percentage of amount redeemed/exchanged)
---------------------------------------------------------------------------------------------------
Shares held less than 180 days   2.0%
---------------------------------------------------------------------------------------------------
Shares held 180 days or more     None

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                           Management    Distribution and           Other          Total Annual Fund
                           Fee(1)        Service (12b-1) Fees(2)    Expenses(3)    Operating Expenses
--------------------------------------------------------------------------------------------------------------
Global Growth              1.05%         0.50%                      0.00%          1.55%
--------------------------------------------------------------------------------------------------------------
International Growth       0.96%         0.50%                      0.00%          1.46%
--------------------------------------------------------------------------------------------------------------
International Discovery    1.20%         0.50%                      0.00%          1.70%
--------------------------------------------------------------------------------------------------------------
Emerging Markets           1.75%         0.50%                      0.00%          2.25%

(1)  Based on expenses incurred by all classes of the funds during the funds'
     most recent fiscal year. The funds have stepped-fee schedules. As a result, the funds' management fee rates generally decrease as fund assets increase and increase as fund assets decrease.

(2)  The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor, and a portion is used to compensate them for distribution and other shareholder services. For more information, see Service and Distribution Fees, page 19.

(3)  Other expenses, which include the fees and expenses of the funds'
     independent directors and their legal counsel, as well as interest, were less than 0.005% for the most recent fiscal year.

EXAMPLE

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .

*  invest $10,000 in the fund
*  redeem all of your shares at the end of the periods shown below
*  earn a 5% return each year
*  incur the same operating expenses as shown above

.. . . your cost of investing in the fund would be:

                            1 year     3 years     5 years     10 years
--------------------------------------------------------------------------------
Global Growth               $157       $487        $840        $1,832
--------------------------------------------------------------------------------
International Growth        $148       $459        $793        $1,734
--------------------------------------------------------------------------------
International Discovery     $172       $533        $917        $1,993
--------------------------------------------------------------------------------
Emerging Markets            $226       $697        $1,194      $2,558

[sidebar]

[graphic of triangle]
When purchasing through a financial intermediary you may be charged a fee.

[graphic of triangle]
Use this example to compare the costs of investing in other funds. Of course, your actual costs may be higher or lower.

[end of sidebar]

6

OBJECTIVES, STRATEGIES AND RISKS

GLOBAL GROWTH FUND
INTERNATIONAL GROWTH FUND
INTERNATIONAL DISCOVERY FUND
EMERGING MARKETS FUND

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek capital growth.

HOW DO THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES?

The fund managers use a growth investment strategy developed by American Century to invest in stocks of companies that they believe will increase in value over time. This strategy looks for companies with earnings and revenue growth.
Ideally, the fund managers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace.
This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the funds.
This means that the managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The managers track financial information for thousands of companies to identify trends in the companies'
earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund managers believe that it is important to diversify the funds' holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the fund managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the funds essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the funds may invest a portion of their assets in convertible debt securities, equity-equivalent securities, forward currency exchange contracts, short-term securities, nonleveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the funds' cash assets remain liquid while performing more like stocks. The funds have a policy governing stock index futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the fund managers cannot invest in a derivative security if it would be possible for a fund to lose more money than it invested. A complete description of the derivatives policy is included in the
Statement of Additional Information.

[sidebar]

[graphic of triangle]
Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

[end of sidebar]

                                                                              7

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

The funds will usually purchase equity securities of foreign companies (except
Global Growth, which will usually purchase equity securities of both U.S. and foreign companies). These funds can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, nonleveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

In the event of exceptional market or economic conditions, the funds may, as a temporary defensive measure, invest all or a substantial portion of their assets in cash or high-quality, short-term debt securities, denominated in U.S. dollars or another currency. To the extent a fund assumes a defensive position, it will not be pursuing its objective of capital growth.

WHAT ARE THE DIFFERENCES BETWEEN THE FUNDS?

*  Global Growth invests in both U.S. and foreign companies. The fund's assets will be invested primarily in equity securities of issuers located in developed countries worldwide (including the United States).

*  International Growth's assets will be invested primarily in securities of companies located in at least three developed countries (excluding the United
   States).

*  International Discovery's assets will be invested primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries. If the companies in which the fund invests are successful, these companies may grow into large-sized companies. In addition, if the fund managers determine that the availability of small- to medium-sized companies in which to invest is not adequate to meet the fund's investment needs, the fund managers may invest in large-sized companies.

*  Emerging Markets will invest at least 80% of its assets in equity securities of companies located in emerging market countries and companies that derive a significant portion of their business from emerging market countries.

In determining whether a company is foreign, the fund managers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case. The funds consider developed countries to include Australia, Austria, Belgium, Canada, Denmark,
Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the
Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, the United Kingdom and the United States. In addition, as used in the Statement of Additional Information, securities of issuers in emerging market (non-developed) countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or
(ii) derive a significant portion of their business from emerging market countries.

When determining the size of a company, the fund managers will consider, among other factors, the capitalization of the company and the amount of revenues, as well as other information they obtain about the company.

8

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. These risks include increased exposure to political, social and economic events in world markets; limited availability of public information about a company; less-developed trading markets and regulatory practices; and a lack of uniform financial reporting practices compared to those that apply in the United States.

In addition, investments in foreign countries are subject to currency risk, meaning that because the funds' investments are generally denominated in foreign currencies, the funds could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Investing in securities of smaller foreign companies generally presents unique risks in addition to the typical risks of investing in foreign securities.
Smaller companies may have limited resources, trade less frequently and have less publicly available information. They also may be more sensitive to changing economic conditions. These factors may cause investments in smaller foreign companies to experience more price volatility.

Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries' emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The fund managers may buy a large amount of a company's stock quickly, and may dispose of it quickly if the company's earnings or revenues decline. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

The funds' performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

In summary, investing in these funds is intended for investors who find foreign securities an appropriate investment and who are willing to accept the increased risk associated with a fund's investment strategy.

                                                                              9

MANAGEMENT

WHO MANAGES THE FUNDS?

The Board of Directors, investment advisor and fund management teams play key roles in the management of the funds.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Directors does not manage the funds, it has hired an investment advisor to do
so. More than two-thirds of the directors are independent of the funds' advisor;
that is, they are not employed by and have no financial interest in the advisor.

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc.
The advisor has been managing mutual funds since 1958 and is headquartered at
4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provided to the funds during the most recent fiscal year, the advisor received a unified management fee based on a percentage of the average net assets of the Advisor Class shares of each fund. The amount of the management fee for a fund is calculated daily and paid monthly in arrears.

Out of each fund's fee, the advisor paid all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of each fund's management fee may be paid by the fund's advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Funds to the Advisor as a Percentage of Average
Net Assets for the Most Recent Fiscal Year Ended November 30, 2001
--------------------------------------------------------------------------------
Global Growth                                                         1.05%
--------------------------------------------------------------------------------
International Growth                                                  0.96%
--------------------------------------------------------------------------------
International Discovery                                               1.20%
--------------------------------------------------------------------------------
Emerging Markets                                                      1.75%

10

THE FUND MANAGEMENT TEAMS

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts to manage the funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objectives and strategy.

The portfolio managers on the investment teams are identified below.

HENRIK STRABO

Mr. Strabo, Chief Investment Officer-International Equities, has been a member of the team that manages Global Growth since the fund's inception in December
1998. He also has been a member of the team that manages International Growth since April 1994. He joined American Century in 1993 as an Investment Analyst and was promoted to Portfolio Manager in April 1994. He has a bachelor's degree in business from the University of Washington.

MARK S. KOPINSKI

Mr. Kopinski, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth and International Discovery since rejoining American Century in April 1997. Before rejoining American
Century, he served as Vice President and Portfolio Manager at Federated
Investors, Inc. from June 1995 to March 1997. From 1990 to 1995 he served as
Vice President and a member of the team that managed International Growth and
International Discovery. He has a bachelor's degree in business administration from Monmouth College and a master's degree in Asian studies from the University of Illinois.

MICHAEL J. DONNELLY

Mr. Donnelly, Vice President and Portfolio Manager, has been a member of the team that manages Emerging Markets since the fund's inception in September 1997.
He joined American Century in August 1997. From 1993 to 1997, he served as Vice
President and Portfolio Manager for Federated Investors, Inc. He has a bachelor of arts from Yale University and an MBA in management, international business and international finance from Kellogg Graduate School of Management,
Northwestern University. He is a CFA charterholder.

RAYMOND KONG

Mr. Kong, Portfolio Manager, has been a member of the team that manages Emerging
Markets since July 2001. He joined American Century in 1993 as an international investment analyst for International Growth and International Discovery. Since
October 1998, he served as Senior Analyst and Managing Director of the American
Century Singapore office. He has a bachelor of science and master of science in civil engineering and an MBA from Virginia Tech.

BRADLEY AMOILS

Mr. Amoils, Portfolio Manager, has been a member of the team that manages Global
Growth since the fund's inception in December 1998. He joined American Century in July 1997 as an Investment Analyst and was promoted to Portfolio Manager in
November 1998. Prior to joining American Century, he served as a Securities
Analyst for Oppenheimer Funds from January 1996 to June 1997 and an Analyst at
Clay Finlay Asset Management from March 1995 to December 1995. He has a bachelor of science and doctorate of medicine from the University of Witwatersrand,
Johannesburg, South Africa and an MBA from Columbia University Graduate School of Business.

[sidebar]

[graphic of triangle]
CODE OF ETHICS

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the funds.
Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.

[end of sidebar]

                                                                             11

BRIAN BRADY

Mr. Brady, Vice President and Portfolio Manager, has been a member of the team that manages International Discovery since November 1998. He joined American
Century in June 1994 as an Investment Analyst and was promoted to Portfolio
Manager in November 1998. Prior to joining American Century, he served as a
Financial Analyst for Chase Manhattan Bank. He has a bachelor's degree in finance from Georgetown University and an MBA from Columbia University Graduate
School of Business.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies contained in the Statement of Additional
Information and the investment objectives of the funds may not be changed without shareholder approval. The Board of Directors may change any other policies and investment strategies.

12

INVESTING WITH AMERICAN CENTURY

ELIGIBILITY FOR ADVISOR CLASS SHARES

The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

MINIMUM INITIAL INVESTMENT AMOUNTS

                                                   Global Growth          International Discovery(1)
To open an account, the minimum investments are:   International Growth   Emerging Markets
--------------------------------------------------------------------------------------------------------
Individual or Joint                                $2,500                 $10,000
--------------------------------------------------------------------------------------------------------
Traditional IRA                                    $1,000(2)              $10,000
--------------------------------------------------------------------------------------------------------
Roth IRA                                           $1,000(2)              $10,000
--------------------------------------------------------------------------------------------------------
Education IRA                                      $2,000                 N/A
--------------------------------------------------------------------------------------------------------
UGMA/UTMA                                          $2,500                 $10,000
--------------------------------------------------------------------------------------------------------
403(b)                                             $1,000(3)              $10,000
--------------------------------------------------------------------------------------------------------
Qualified Retirement Plans                         $2,500(4)              $10,000

(1)  This fund is closed to new investors.

(2)  Effective May 1, 2002, the minimum initial investment amounts for traditional and Roth IRAs will be raised to $2,500.

(3)  For each fund you select for your 403(b) plan, American Century will waive the fund minimum if you make a contribution of at least $50 a month. If your contribution is less than $50 a month, you may make only one fund choice.

(4)  The minimum investment requirements may be different for some types of retirement plans.

INVESTING THROUGH FINANCIAL INTERMEDIARIES

If you do business with us through a financial intermediary or a retirement plan, your ability to purchase, exchange and redeem shares will depend on the policies of that entity. Some policy differences may include

*  minimum investment requirements
*  exchange policies
*  fund choices
*  cutoff time for investments

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the funds' annual reports, semiannual reports and Statement of Additional Information are available from your intermediary or plan sponsor.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American
Century's transfer agent. In some circumstances, American Century will pay the service provider a fee for performing those services.

Although fund share transactions may be made directly with American Century at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the intermediary and are not shared with
American Century or the funds.

The funds have authorized certain financial intermediaries to accept orders on each fund's behalf. American Century has contracts with these intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the intermediary on a fund's behalf before the time the net asset value is determined in order to receive that day's share price. If those orders are transmitted to American Century and paid for in accordance with the contract, they will be priced at the net asset value next determined after your request is received in the form required by the intermediary.

[sidebar]

[graphic of triangle]
Financial intermediaries include banks, broker-dealers, insurance companies and investment advisors.

[end of sidebar]

                                                                             13

MODIFYING OR CANCELING AN INVESTMENT

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel
it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

ABUSIVE TRADING PRACTICES

We do not permit market timing or other abusive trading practices in our funds.

Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

YOUR RESPONSIBILITY FOR UNAUTHORIZED TRANSACTIONS

American Century and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

REDEMPTIONS

If you sell your shares of International Discovery or International
Opportunities within 180 days of their purchase, you will pay a redemption fee of 2.0% of the value of the shares sold. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains).
The redemption fee is retained by the fund and helps cover transaction and tax costs that long-term investors may bear when the fund realizes capital gains as a result of selling securities to meet investor redemptions.

Your redemption proceeds will be calculated using the NET ASSET VALUE (NAV) next determined after we receive your transaction request in good order. Each time you make an investment with American Century, there is a seven-day holding period before you can redeem those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. This seven-day holding period begins the day after your investment is processed. However, investments by wire require only a one-day holding period.

In addition, we reserve the right to delay delivery of your redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash, as described in the next section.

[sidebar]

A fund's NET ASSET VALUE, or NAV, is the price of the fund's shares.

[graphic of triangle]
A redemption is the sale of all or a portion of the shares in an account, including those sold as a part of an exchange to another American Century account.

[end of sidebar]

14

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

If, during any 90-day period, you redeem fund shares worth more than $250,000
(or 1% of the value of the fund's assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The fund managers would select these securities from the fund's portfolio. A payment in securities can help the fund's remaining shareholders avoid tax liabilities that they might otherwise have incurred had the fund sold securities prematurely to pay the entire redemption amount in cash.

We will value these securities in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining investors.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum initial investment amount for any reason other than as a result of market fluctuation, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American
Century reserves the right to redeem the shares in the account and send the proceeds to your address of record. Please note that International Discovery shares redeemed in this manner may be subject to a 2% redemption fee if held less than 180 days. You also may incur tax liability as a result of this redemption.

                                                                             15

SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

American Century determines the NAV of each fund as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is closed (including certain
U.S. holidays), we do not calculate the NAV. A fund share's NAV is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.

If current market prices of securities owned by a fund are not readily available, the advisor may determine their fair value in accordance with procedures adopted by the fund's Board. Trading of securities in foreign markets may not take place every day the Exchange is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when a fund's NAV is not calculated. So, the value of a fund's portfolio may be affected on days when you can't purchase or redeem shares of the fund.

We will price your purchase, exchange or redemption at the NAV next determined after we receive your transaction request in GOOD ORDER.

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized by a fund on the sale of its investment securities. Each fund generally pays distributions from net income, if any, once a year in December. Distributions from realized capital gains are paid twice a year, usually in March and
December. A fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash.

[sidebar]

GOOD ORDER means that your instructions have been received in the form required by American Century. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased.

[end of sidebar]

16

TAXES

The tax consequences of owning shares of the funds will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the funds of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

TAX-DEFERRED ACCOUNTS

If you purchase fund shares through a tax-deferred account, such as an IRA or a qualified employer-sponsored retirement or savings plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

TAXABLE ACCOUNTS

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the funds. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the
Statement of Additional Information for a more complete discussion of the tax consequences of owning shares of the funds.

TAXABILITY OF DISTRIBUTIONS

Fund distributions may consist of income such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income. Distributions of capital gains are classified either as short term or long term and are taxed as follows:

Type of Distribution                  Tax Rate for 10% and 15% Brackets   Tax Rate for All Other Brackets
-------------------------------------------------------------------------------------------------------------
Short-term capital gains              Ordinary income rate                Ordinary income rate
-------------------------------------------------------------------------------------------------------------
Long-term capital gains (1-5 years)   10%                                 20%
-------------------------------------------------------------------------------------------------------------
Long-term capital gains (>5 years)    8%                                  20%(1)

(1)  The reduced rate for these gains will not begin until 2006 because the security holding period must start after December 31, 2000. Once the security has been held for more than 5 years, the rate will be 18%.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century or a financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing (Form 1099-DIV).

Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

[sidebar]

[graphic of triangle]
BUYING A DIVIDEND

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The funds distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

[end of sidebar]

                                                                             17

TAXES ON TRANSACTIONS

Your redemptions--including exchanges to other American Century funds--are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the
Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

18

MULTIPLE CLASS INFORMATION

American Century offers four classes of the funds: Investor Class, Institutional
Class, Advisor Class and C Class. The shares offered by this Prospectus are
Advisor Class shares and are offered primarily through employer-sponsored retirement plans, or through institutions like banks, broker-dealers and insurance companies.

The other classes have different fees, expenses and/or minimum investment requirements from the Advisor Class. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at

*  1-800-345-2021 for Investor Class shares
*  1-800-345-3533 for Institutional and C Class shares

You also can contact a sales representative or financial intermediary who offers those classes of shares.

Except as described below, all classes of shares of the funds have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

SERVICE AND DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The funds' Advisor Class shares have a 12b-1 Plan. Under the Plan, the funds' Advisor Class pays an annual fee of 0.50% of Advisor Class average net assets, half for certain shareholder and administrative services and half for distribution services. The advisor, as paying agent for the funds, pays all or a portion of such fees to the banks, broker-dealers and insurance companies that make Advisor Class shares available. Because these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Plan and its terms, see Multiple
Class Structure - Master Distribution and Shareholder Services Plan in the
Statement of Additional Information.

                                                                             19

FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the share class is not five years old.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Report and the financial statements are included in the funds' Annual Report, which is available upon request.

20

GLOBAL GROWTH FUND

Advisor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                                 2001        2000        1999(1)
---------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                            $8.72       $8.31        $5.58
                                                             ----------   ----------   ----------

Income From Investment Operations

  Net Investment Loss(2)                                         --(3)      (0.06)       (0.03)

  Net Realized and Unrealized Gain (Loss)                       (1.93)       0.82         2.76
                                                             ----------   ----------   ----------

  Total From Investment Operations                              (1.93)       0.76         2.73
                                                             ----------   ----------   ----------

Distributions

  From Net Realized Gains                                       (0.45)      (0.35)         --

  In Excess of Net Realized Gains                               (0.18)        --           --
                                                             ----------   ----------   ----------

  Total Distributions                                           (0.63)      (0.35)         --
                                                             ----------   ----------   ----------

Net Asset Value, End of Period                                  $6.16       $8.72        $8.31
                                                             ==========   ==========   ==========

  TOTAL RETURN(4)                                              (23.97)%      8.79%       48.92%

RATIOS/SUPPLEMENTAL DATA

                                                                 2001        2000        1999(1)
---------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets                1.55%       1.55%      1.55%(5)

Ratio of Net Investment Loss to Average Net Assets             (0.31)%     (0.73)%    (0.40)%(5)

Portfolio Turnover Rate                                           232%        123%       133%(6)

Net Assets, End of Period (in thousands)                          $623        $301         $112

(1)  February 5, 1999 (commencement of sale) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 1999.

                                                                             21

INTERNATIONAL GROWTH FUND

Advisor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

PER-SHARE DATA

                                                                2001       2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                          $12.02      $12.99       $9.24       $9.20       $8.72
                                                             ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Income (Loss)(1)                               0.02       (0.05)      (0.04)       --(2)      (0.03)

  Net Realized and Unrealized Gain (Loss)                      (2.51)      (0.23)       3.94        1.33        1.43
                                                             ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                             (2.49)      (0.28)       3.90        1.33        1.40
                                                             ----------  ----------  ----------  ----------  ----------

Distributions

  From Net Investment Income                                     --         --(2)       --(2)      (0.01)        --

  From Net Realized Gains                                      (1.30)      (0.69)      (0.15)      (1.28)      (0.92)

  In Excess of Net Realized Gains                              (0.40)        --          --          --          --
                                                             ----------  ----------  ----------  ----------  ----------

  Total Distributions                                          (1.70)      (0.69)      (0.15)      (1.29)      (0.92)
                                                             ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                                 $7.83      $12.02      $12.99       $9.24       $9.20
                                                             ==========  ==========  ==========  ==========  ==========

  TOTAL RETURN(3)                                             (24.45)%     (2.72)%     42.86%      16.58%      17.97%

RATIOS/SUPPLEMENTAL DATA

                                                                2001       2000        1999        1998      1997
-----------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets               1.46%      1.45%      1.52%        1.58%     1.63%

Ratio of Net Investment Income (Loss) to Average Net Assets     0.23%    (0.41)%    (0.31)%        0.08%   (0.21)%

Portfolio Turnover Rate                                          178%       116%       117%         190%      163%

Net Assets, End of Period (in thousands)                     $205,483   $181,263    $61,317      $21,635    $9,111

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

22

INTERNATIONAL DISCOVERY FUND

Advisor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                              2001          2000          1999         1998(1)
---------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                        $14.17        $15.14         $9.22        $10.10
                                                           ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Loss(2)                                      --(3)        (0.12)        (0.07)        (0.02)

  Net Realized and Unrealized Gain (Loss)                    (2.55)        (0.01)         6.02         (0.86)
                                                           ----------    ----------    ----------    ----------

  Total From Investment Operations                           (2.55)        (0.13)         5.95         (0.88)
                                                           ----------    ----------    ----------    ----------

Distributions

  From Net Realized Gains                                    (1.42)        (0.84)        (0.03)          --

  In Excess of Net Realized Gains                            (0.15)          --            --            --
                                                           ----------    ----------    ----------    ----------

  Total Distribution                                         (1.57)        (0.84)        (0.03)          --
                                                           ----------    ----------    ----------    ----------

Net Asset Value, End of Period                              $10.05        $14.17        $15.14         $9.22
                                                           ==========    ==========    ==========    ==========

  TOTAL RETURN(4)                                           (20.43)%       (1.53)%       64.82%        (8.71)%

RATIOS/SUPPLEMENTAL DATA

                                                              2001          2000          1999         1998(1)
---------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets             1.70%         1.61%         1.80%       1.89%(5)

Ratio of Net Investment Loss to Average Net Assets          (0.15)%       (0.87)%       (0.90)%     (0.60)%(5)

Portfolio Turnover Rate                                        180%          113%          110%        178%(6)

Net Assets, End of Period (in thousands)                       $244          $509           $57           $11

(1)  April 28, 1998 (commencement of sale) through November 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 1998.

                                                                             23

EMERGING MARKETS FUND

Advisor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                                      2001          2000         1999(1)
---------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                                 $4.66         $5.61         $4.44
                                                                   ----------    ----------    ----------

Income From Investment Operations

  Net Investment Loss(2)                                             (0.04)        (0.08)         --(3)

  Net Realized and Unrealized Gain (Loss)                            (0.42)        (0.87)         1.17
                                                                   ----------    ----------    ----------

  Total From Investment Operations                                   (0.46)        (0.95)         1.17
                                                                   ----------    ----------    ----------

Distributions

  In Excess of Net Realized Gains                                    (0.17)          --            --
                                                                   ----------    ----------    ----------

Net Asset Value, End of Period                                       $4.03         $4.66         $5.61
                                                                   ==========    ==========    ==========

  TOTAL RETURN(4)                                                   (10.32)%      (16.93)%       26.35%

RATIOS/SUPPLEMENTAL DATA

                                                                      2001          2000         1999(1)
---------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets                     2.25%         2.25%       2.25%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets         (0.52)%       (1.13)%       0.02%(5)

Portfolio Turnover Rate                                                326%          196%        168%(6)

Net Assets, End of Period (in thousands)                               $815          $212          $143

(1)  May 12, 1999 (commencement of sale) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 1999.

24

PERFORMANCE INFORMATION OF OTHER CLASS

The following financial information is provided to show the performance of the funds' original class of shares. This class, the Investor Class, has a total expense ratio that is 0.25% lower than the Advisor Class. If the Advisor Class had existed during the periods presented, its performance would have been lower because of the additional expense.

The tables on the next few pages itemize what contributed to the changes in the
Investor Class share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years, or less, if the share class is not five years old.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Report and the financial statements are included in the funds' Annual Report, which is available upon request.

GLOBAL GROWTH FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                           2001          2000          1999(1)
-------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                      $8.73         $8.33          $5.00
                                                      -------------  -------------  -------------

Income From Investment Operations

  Net Investment Loss(2)                                   --(3)        (0.05)         (0.01)

  Net Realized and Unrealized Gain (Loss)                 (1.90)         0.81           3.34
                                                      -------------  -------------  -------------

  Total From Investment Operations                        (1.90)         0.76           3.33
                                                      -------------  -------------  -------------

Distributions

  From Net Realized Gains                                 (0.47)        (0.36)           --

  In Excess of Net Realized Gains                         (0.18)          --             --
                                                      -------------  -------------  -------------

  Total Distributions                                     (0.65)        (0.36)           --
                                                      -------------  -------------  -------------

Net Asset Value, End of Period                            $6.18         $8.73          $8.33
                                                      =============  =============  =============

  TOTAL RETURN(4)                                        (23.62)%        8.81%         66.60%

RATIOS/SUPPLEMENTAL DATA

                                                           2001          2000          1999(1)
-------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets          1.30%         1.30%          1.30%

Ratio of Net Investment Loss to Average Net Assets       (0.06)%       (0.48)%        (0.20)%

Portfolio Turnover Rate                                     232%          123%           133%

Net Assets, End of Period (in thousands)                $272,402      $412,631       $233,823

(1)  December 1, 1998 (inception) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

26

INTERNATIONAL GROWTH FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

PER-SHARE DATA

                                                                2001        2000       1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                           $12.05     $13.02       $9.25       $9.22      $8.73
                                                             ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Income (Loss)(1)                               0.04       (0.02)      (0.01)       0.03       --(2)

  Net Realized and Unrealized Gain (Loss)                      (2.50)      (0.22)       3.95        1.31       1.41
                                                             ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                             (2.46)      (0.24)       3.94        1.34       1.41
                                                             ----------  ----------  ----------  ----------  ----------

Distributions

  From Net Investment Income                                     --        (0.01)      (0.02)      (0.03)        --

  From Net Realized Gains                                      (1.33)      (0.72)      (0.15)      (1.28)      (0.92)

  In Excess of Net Realized Gains                              (0.40)        --          --          --          --
                                                             ----------  ----------  ----------  ----------  ----------

  Total Distributions                                          (1.73)      (0.73)      (0.17)      (1.31)      (0.92)
                                                             ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                                 $7.86      $12.05      $13.02       $9.25       $9.22
                                                             ==========  ==========  ==========  ==========  ==========

  TOTAL RETURN(3)                                             (24.18)%     (2.47)%     43.22%      16.74%      18.12%

RATIOS/SUPPLEMENTAL DATA

                                                                2001        2000        1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets               1.21%       1.20%       1.27%       1.33%        1.38%((4))

Ratio of Net Investment Income (Loss) to Average Net Assets     0.48%     (0.16)%     (0.06)%       0.33%        0.04%

Portfolio Turnover Rate                                          178%        116%        117%        190%         163%

Net Assets, End of Period (in thousands)                   $3,290,867  $4,455,433  $3,701,903  $2,448,162   $1,728,617

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

(4)  American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% for the year ended November 30,
     1997.

                                                                             27

INTERNATIONAL DISCOVERY FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

PER-SHARE DATA

                                                                 2001       2000        1999       1998        1997
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                           $14.23     $15.20       $9.24       $8.54       $7.60
                                                             ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Income (Loss)(1)                                0.01      (0.12)      (0.07)      (0.03)      (0.03)

  Net Realized and Unrealized Gain (Loss)                       (2.54)      0.03        6.06        1.22        1.31
                                                             ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                              (2.53)     (0.09)       5.99        1.19        1.28
                                                             ----------  ----------  ----------  ----------  ----------

Distributions

  From Net Investment Income                                      --         --          --        (0.02)      (0.02)

  From Net Realized Gains                                       (1.42)     (0.88)      (0.03)      (0.47)      (0.32)

  In Excess of Net Realized Gains                               (0.15)       --          --          --          --
                                                             ----------  ----------  ----------  ----------  ----------

  Total Distributions                                           (1.57)     (0.88)      (0.03)      (0.49)      (0.34)
                                                             ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                                 $10.13     $14.23      $15.20       $9.24       $8.54
                                                             ==========  ==========  ==========  ==========  ==========

  TOTAL RETURN(2)                                              (20.17)%    (1.27)%     65.12%      14.79%      17.76%

RATIOS/SUPPLEMENTAL DATA

                                                                 2001       2000        1999        1998       1997
-----------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets                1.45%      1.36%       1.55%       1.64%       1.70%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets      0.10%    (0.64)%     (0.65)%     (0.36)%     (0.37)%

Portfolio Turnover Rate                                           180%       113%        110%        178%        146%

Net Assets, End of Period (in thousands)                    $1,021,063 $1,568,872  $1,408,624    $781,551    $626,327

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

(3)  American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% for the year ended November 30,
     1997.

28

EMERGING MARKETS FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                             2001      2000        1999        1998        1997(1)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                        $4.68      $5.62       $3.49       $4.15       $5.00
                                                         ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Loss(2)                                    (0.02)     (0.06)      (0.01)       --(3)      (0.01)

  Net Realized and Unrealized Gain (Loss)                   (0.43)     (0.88)       2.14       (0.66)      (0.84)
                                                         ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                          (0.45)     (0.94)       2.13       (0.66)      (0.85)
                                                         ----------  ----------  ----------  ----------  ----------

Distributions

  In Excess of Net Realized Gains                           (0.17)      --           --          --          --
                                                         ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                              $4.06      $4.68       $5.62       $3.49       $4.15
                                                         ----------  ----------  ----------  ----------  ----------

  TOTAL RETURN(4)                                          (10.28)%   (16.73)%     61.03%     (15.90)%    (17.00)%

RATIOS/SUPPLEMENTAL DATA

                                                             2001      2000        1999        1998        1997(1)
-------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets            2.00%     2.00%       2.00%        2.00%       2.00%(5)

Ratio of Net Investment Loss to Average Net Assets         (0.27)%   (0.88)%     (0.33)%      (0.03)%     (0.74)%(5)

Portfolio Turnover Rate                                       326%      196%        168%         270%         36%

Net Assets, End of Period (in thousands)                   $80,422   $77,279     $82,359      $21,124     $11,830

(1)  September 30, 1997 (inception) through November 30, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

                                                                             29

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

ANNUAL AND SEMIANNUAL REPORTS

Annual and semiannual reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this
Prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the funds or your accounts, by contacting American Century at the address or telephone numbers listed below.

You also can get information about the funds (including the SAI) from the
Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person         SEC Public Reference Room
                  Washington, D.C.
                  Call 202-942-8090 for location and hours.

On the Internet   * EDGAR database at www.sec.gov

                  * By email request at publicinfo@sec.gov

By mail           SEC Public Reference Section
                  Washington, D.C. 20549-0102

FUND REFERENCE (ADVISOR CLASS)

                                              Fund Code        Ticker
--------------------------------------------------------------------------------
Global Growth Fund                              802             N/A
--------------------------------------------------------------------------------
International Growth Fund                       741            TWGAX
--------------------------------------------------------------------------------
International Discovery Fund                    742             N/A
--------------------------------------------------------------------------------
Emerging Markets Fund                           743             N/A

Investment Company Act File No. 811-6247

AMERICAN CENTURY INVESTMENTS
P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-3533 or 816-531-5575

0204
SH-PRS-28732

[front cover]

Your
American Century
prospectus

INSTITUTIONAL CLASS    April 1, 2002

Global Growth Fund
International Growth Fund
International Opportunities Fund
International Discovery Fund
Emerging Markets Fund

INTERNATIONAL DISCOVERY IS CLOSED TO NEW INVESTORS. SHAREHOLDERS WHO HAVE OPEN
ACCOUNTS MAY MAKE ADDITIONAL INVESTMENTS AND REINVEST DIVIDENDS AND CAPITAL
GAINS DISTRIBUTIONS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
TELLS YOU OTHERWISE IS COMMITTING A CRIME.

American Century Investment Services, Inc.

[american century logo and text logo(reg.sm)]

[inside front cover]

Dear Investor,

American Century is committed to helping people make the most of their financial opportunities. That's why we are focused on achieving superior results and building long-term relationships with investors. We believe our relationship with you begins with providing a prospectus that's easy to read, and more importantly, that gives you the information you need to have confidence in the investment decisions you have made or are soon to make.

This year you'll find some new information in your Prospectus to take note of.
The Securities and Exchange Commission (SEC) has adopted a rule requiring mutual funds to disclose standardized after-tax returns. We've added this information to the Fund Performance History section. It is included to help you understand the impact that taxes may have on mutual fund performance. Please note that disclosure of after-tax returns is not required for money market funds or funds offered only in tax-deferred accounts, such as variable annuities.

Naturally, you may have questions about investing after you read through the
Prospectus. Please contact your investment professional with questions or for more information about our funds.

Sincerely,

/s/W. Gordon Snyder
W. Gordon Snyder
President, Chief Marketing Officer
American Century Investment Services, Inc.

[sidebar]

                 [american century logo and text logo(reg.sm)]

                                American Century
                                  Investments

                                P.O. Box 419385
                                Kansas City, MO
                                   64141-6385

[end of sidebar]

     Global Growth Fund
     International Growth Fund
     International Opportunities Fund
     International Discovery Fund
     Emerging Markets Fund

[sidebar]

Throughout this book you'll find definitions of key investment terms and phrases. When you see a word printed in GREEN ITALICS, look for its definition in the left margin.

[graphic of triangle]
This symbol highlights special information and helpful tips.

[end of sidebar

AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek capital growth.

WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

The fund managers look for stocks of growing foreign companies. The investment strategy of these funds is based on the belief that, over the long term, stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value over time.

The funds' principal risks include

*  MARKET RISK - The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

*  PRICE VOLATILITY - The value of a fund's shares may fluctuate significantly in the short term.

*  PRINCIPAL LOSS - At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

*  FOREIGN RISK - The funds invest primarily in foreign securities, which are generally riskier than U.S. securities. As a result the funds are subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events
   (such as labor strikes and rising inflation), and natural disasters occurring in a country where the funds invest could cause the funds' investments in that country to experience gains or losses.

*  CURRENCY RISK - Because the funds generally invest in securities denominated in foreign currencies, the funds are subject to currency risk, meaning that the funds could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

The chart below shows the primary differences among the funds.

Fund                             Primary Investments                         Principal Risks
------------------------------------------------------------------------------------------------------------------
Global Growth                    Equity securities of issuers in             Invests a significant portion of
                                 the United States and other                 its assets in foreign securities
                                 developed countries
------------------------------------------------------------------------------------------------------------------
International Growth             Equity securities of issuers                Invests primarily in
                                 in developed foreign countries              foreign securities
------------------------------------------------------------------------------------------------------------------
International Opportunities(1)   Equity securities of issuers in developed   Invests primarily in small-sized
                                 foreign countries or emerging markets       foreign issuers
                                 that are small-sized companies at the
                                 time of purchase
------------------------------------------------------------------------------------------------------------------
International Discovery          Equity securities of issuers in developed   Invests primarily in small-to
                                 foreign countries or emerging markets       medium-sized foreign issuers
                                 that are small- to medium-sized companies
                                 at the time of purchase
------------------------------------------------------------------------------------------------------------------
Emerging Markets                 Equity securities of issuers in             Invests in emerging markets
                                 emerging markets

(1)  International Opportunities will close to new investments when the fund's net assets reach $500 million.

A more detailed description of American Century's growth investment style and the funds' investment strategies and risks begins on page 7.

2

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a good investment if you are

*  seeking long-term capital growth from your investment

*  seeking diversification of your investment portfolio through investment in foreign securities

*  comfortable with the risks associated with investing in U.S. and foreign growth securities

*  comfortable with short-term price volatility

*  investing through an IRA or other tax-advantaged retirement plan

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are

*  seeking current income from your investment

*  investing for a short period of time

*  uncomfortable with the risks associated with investing in U.S. and foreign growth securities

*  uncomfortable with short-term volatility in the value of your investment

[sidebar]

[graphic of triangle]
An investment in the funds is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

[end of sidebar]

                                                                              3

FUND PERFORMANCE HISTORY

GLOBAL GROWTH FUND
INTERNATIONAL GROWTH FUND
INTERNATIONAL OPPORTUNITIES FUND
INTERNATIONAL DISCOVERY FUND
EMERGING MARKETS FUND

ANNUAL TOTAL RETURNS

The following bar chart shows the performance of the funds' Institutional Class shares for each full calendar year in the life of a fund. It indicates the volatility of the funds' historical returns from year to year. International
Opportunities is not included because it had not commenced operations at the end of the fiscal year.

[data shown in bar chart below]

        Global Growth   International Growth   International Discovery   Emerging Markets
        -------------   --------------------   -----------------------   ----------------
2001       -25.41%             -26.55%                 -21.57%                -8.47%
2000                           -14.89%                 -14.08%               -30.10%
1999                            64.87%                  88.82%
1998                            19.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

                              Highest                       Lowest
--------------------------------------------------------------------------------
Global Growth                  6.55% (4Q 2001)              -17.76% (1Q 2001)
--------------------------------------------------------------------------------
International Growth          48.30% (4Q 1999)              -17.91% (3Q 1998)
--------------------------------------------------------------------------------
International Discovery       50.87% (4Q 1999)              -19.00% (3Q 2001)
--------------------------------------------------------------------------------
Emerging Markets              18.68% (4Q 2001)              -22.22% (3Q 2001)

[sidebar]

[graphic of triangle]
The performance information on this page is designed to help you see how the funds' returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

[end of sidebar]

4

AVERAGE ANNUAL TOTAL RETURNS

The following table shows the average annual total returns of the funds' shares calculated three different ways.

Return Before Taxes shows the actual change in the value of the fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning the fund shares. Return After
Taxes on Distributions is a fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After
Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The benchmarks are unmanaged indices that have no operating costs and are included in the table for performance comparison. International Opportunities is not included because it does not yet have a full calendar year of performance.

For the calendar year ended December 31, 2001        1 year       Life of Fund(1)
--------------------------------------------------------------------------------
GLOBAL GROWTH
Return Before Taxes                                  -25.41%      -21.98%
Return After Taxes on Distributions                  -25.41%      -23.13%
Return After Taxes on Distributions
   and Sale of Fund Shares                           -15.48%      -17.54%
MSCI World Free Index                                -16.82%      -17.41%
   (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH
Return Before Taxes                                  -26.55%      5.89%
Return After Taxes on Distributions                  -26.63%      3.38%
Return After Taxes on Distributions
   and Sale of Fund Shares                           -16.08%      4.29%
MSCI EAFE Index                                      -21.44%      0.88%(2)
   (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY
Return Before Taxes                                  -21.57%      10.60%
Return After Taxes on Distributions                  -21.57%       9.59%
Return After Taxes on Distributions
   and Sale of Fund Shares                           -13.14%       8.84%
MSCI EAFE Index                                      -21.44%       0.68%
   (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
EMERGING MARKETS
Return Before Taxes                                  -8.47%       9.99%
Return After Taxes on Distributions                  -8.48%       9.72%
Return After Taxes on Distributions
   and Sale of Fund Shares                           -5.16%       8.15%
MSCI Emerging Markets Free Index                     -2.37%       4.78%
   (reflects no deduction for fees, expenses or taxes)

(1)  The inception dates for the funds are: Global Growth, August 1, 2000;
     International Growth, November 20, 1997; International Discovery,
     January 2, 1998, and Emerging Markets, January 28, 1999.

(2)  Since November 20, 1997, the date closest to the fund's inception for which data are available.

PERFORMANCE INFORMATION OF OTHER CLASS

The funds' original class of shares was the Investor Class. For information about the historical performance of the original class of shares, see page 26.

[sidebar]

[graphic of triangle]
For current performance information, please call us at 1-800-345-3533 or visit us at www.americancentury.com.

[end of sidebar]

                                                                              5

FEES AND EXPENSES

There are no sales loads, fees or other charges

*  to buy fund shares directly from American Century
*  to reinvest dividends in additional shares

The following table describes the fees and expenses you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

International Discovery and
International Opportunities       Redemption Fee (as a percentage of amount redeemed/exchanged)
---------------------------------------------------------------------------------------------------
Shares held less than 180 days    2.0%
---------------------------------------------------------------------------------------------------
Shares held 180 days or more      None

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                               Management    Distribution and        Other          Total Annual Fund
                               Fee(1)        Service (12b-1) Fees    Expenses(2)    Operating Expenses
----------------------------------------------------------------------------------------------------------
Global Growth                  1.10%         None                    0.00%          1.10%
----------------------------------------------------------------------------------------------------------
International Growth           1.01%         None                    0.00%          1.01%
----------------------------------------------------------------------------------------------------------
International Opportunities    1.80%         None                    0.00%          1.80%
----------------------------------------------------------------------------------------------------------
International Discovery        1.25%         None                    0.00%          1.25%
----------------------------------------------------------------------------------------------------------
Emerging Markets               1.80%         None                    0.00%          1.80%

(1)  Based on expenses incurred by all classes of the funds during the funds'
     most recent fiscal year. The funds (except International Opportunities)
     have stepped-fee schedules. As a result, the funds' management fee rates generally decrease as fund assets increase and increase as fund assets decrease.

(2)  Other expenses, which include the fees and expenses of the funds'
     independent directors and their legal counsel, as well as interest, were less than 0.005% for the most recent fiscal year.

EXAMPLE

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .

*  invest $10,000 in the fund
*  redeem all of your shares at the end of the periods shown below
*  earn a 5% return each year
*  incur the same operating expenses as shown above

.. . . your cost of investing in the fund would be:

                                1 year     3 years     5 years     10 years
--------------------------------------------------------------------------------
Global Growth                   $112       $349        $604        $1,334
--------------------------------------------------------------------------------
International Growth            $103       $321        $556        $1,231
--------------------------------------------------------------------------------
International Opportunities     $182       $563        $968        $2,098
--------------------------------------------------------------------------------
International Discovery         $127       $395        $683        $1,503
--------------------------------------------------------------------------------
Emerging Markets                $182       $563        $968        $2,098

[sidebar]

[graphic of triangle]
When purchasing through a financial intermediary you may be charged a fee.

[graphic of triangle]
Use this example to compare the costs of investing in other funds. Of course, your actual costs may be higher or lower.

[end of sidebar]

6

OBJECTIVES, STRATEGIES AND RISKS

GLOBAL GROWTH FUND
INTERNATIONAL GROWTH FUND
INTERNATIONAL OPPORTUNITIES FUND
INTERNATIONAL DISCOVERY FUND
EMERGING MARKETS FUND

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek capital growth.

HOW DO THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES?

The fund managers use a growth investment strategy developed by American Century to invest in stocks of companies that they believe will increase in value over time. This strategy looks for companies with earnings and revenue growth.
Ideally, the fund managers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace.
This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the funds.
This means that the managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The managers track financial information for thousands of companies to identify trends in the companies'
earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund managers believe that it is important to diversify the funds' holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the fund managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the funds essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the funds may invest a portion of their assets in convertible debt securities, equity-equivalent securities, forward currency exchange contracts, short-term securities, nonleveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the funds' cash assets remain liquid while performing more like stocks. The funds have a policy governing stock index futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the fund managers cannot invest in a derivative security if it would be possible for a fund to lose more money than it invested. A complete description of the derivatives policy is included in the
Statement of Additional Information.

In order to better control the size of companies in which International
Opportunities invests, the investment advisor has determined that it will close the fund when it reaches $500 million in net assets. After that time no new investors will be accepted.

[sidebar]

[graphic of triangle]
Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

[end of sidebar]

                                                                              7

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

The funds will usually purchase equity securities of foreign companies (except
Global Growth, which will usually purchase equity securities of both U.S. and foreign companies). The funds can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, nonleveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

In the event of exceptional market or economic conditions, the funds may, as a temporary defensive measure, invest all or a substantial portion of their assets in cash or high-quality, short-term debt securities, denominated in U.S. dollars or another currency. To the extent a fund assumes a defensive position, it will not be pursuing its objective of capital growth.

WHAT ARE THE DIFFERENCES BETWEEN THE FUNDS?

*  Global Growth invests in both U.S. and foreign companies. The fund's assets will be invested primarily in equity securities of issuers located in developed countries worldwide (including the United States).

*  International Growth's assets will be invested primarily in securities of companies located in at least three developed countries (excluding the United
   States).

*  International Opportunities' assets will be invested primarily in equity securities of companies that are small-sized at the time of purchase and are located in foreign developed countries or emerging market countries. If the companies in which the fund invests are successful, these companies may grow into medium- and large-sized companies. In addition, if the fund managers determine that the availability of small-sized companies in which to invest is not adequate to meet the fund's investment needs, the fund managers may invest in medium- and large-sized companies.

*  International Discovery's assets will be invested primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries. If the companies in which the fund invests are successful, these companies may grow into large-sized companies. In addition, if the fund managers determine that the availability of small- to medium-sized companies in which to invest is not adequate to meet the fund's investment needs, the fund managers may invest in large-sized companies.

*  Emerging Markets will invest at least 80% of its assets in equity securities of companies located in emerging market countries and companies that derive a significant portion of their business from emerging market countries.

In determining whether a company is foreign, the fund managers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case. The funds consider developed countries to include Australia, Austria, Belgium, Canada, Denmark,
Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the
Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, the United Kingdom and the United States. In addition, as used in the Statement of Additional Information, securities of issuers in emerging market (non-developed) countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or
(ii) derive a significant portion of their business from emerging market countries.

When determining the size of a company, the fund managers will consider, among other factors, the capitalization of the company and the amount of revenues, as well as other information they obtain about the company.

8

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. These risks include increased exposure to political, social and economic events in world markets; limited availability of public information about a company; less-developed trading markets and regulatory practices; and a lack of uniform financial reporting practices compared to those that apply in the United States.

In addition, investments in foreign countries are subject to currency risk, meaning that because the funds' investments are generally denominated in foreign currencies, the funds could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Investing in securities of smaller foreign companies generally presents unique risks in addition to the typical risks of investing in foreign securities.
Smaller companies may have limited resources, trade less frequently and have less publicly available information. They also may be more sensitive to changing economic conditions. These factors may cause investments in smaller foreign companies to experience more price volatility.

Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries' emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The fund managers may buy a large amount of a company's stock quickly, and may dispose of it quickly if the company's earnings or revenues decline. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

The funds' performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

In summary, investing in these funds is intended for investors who find foreign securities an appropriate investment and who are willing to accept the increased risk associated with a fund's investment strategy.

                                                                              9

MANAGEMENT

WHO MANAGES THE FUNDS?

The Board of Directors, investment advisor and fund management teams play key roles in the management of the funds.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Directors does not manage the funds, it has hired an investment advisor to do
so. More than two-thirds of the directors are independent of the funds' advisor;
that is, they are not employed by and have no financial interest in the advisor.

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc.
The advisor has been managing mutual funds since 1958 and is headquartered at
4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provided to the funds during the most recent fiscal year, the advisor received a unified management fee based on a percentage of the average net assets of the Institutional Class shares of each fund. The amount of the management fee for a fund is calculated daily and paid monthly in arrears.

Out of each fund's fee, the advisor paid all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of each fund's management fee may be paid by the fund's advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Funds to the Advisor as a Percentage of Average
Net Assets for the Most Recent Fiscal Year Ended November 30, 2001
--------------------------------------------------------------------------------
Global Growth                                                         1.10%
--------------------------------------------------------------------------------
International Growth                                                  1.01%
--------------------------------------------------------------------------------
International Opportunities                                           1.80%
--------------------------------------------------------------------------------
International Discovery                                               1.25%
--------------------------------------------------------------------------------
Emerging Markets                                                      1.80%

10

THE FUND MANAGEMENT TEAMS

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts to manage the funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objectives and strategy.

The portfolio managers on the investment teams are identified below.

HENRIK STRABO

Mr. Strabo, Chief Investment Officer-International Equities, has been a member of the team that manages Global Growth since the fund's inception in December
1998. He also has been a member of the team that manages International Growth since April 1994. He joined American Century in 1993 as an Investment Analyst and was promoted to Portfolio Manager in April 1994. He has a bachelor's degree in business from the University of Washington.

MARK S. KOPINSKI

Mr. Kopinski, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth and International Discovery since rejoining American Century in April 1997. Before rejoining American
Century, he served as Vice President and Portfolio Manager at Federated
Investors, Inc. from June 1995 to March 1997. From 1990 to 1995 he served as
Vice President and a member of the team that managed International Growth and
International Discovery. He has a bachelor's degree in business administration from Monmouth College and a master's degree in Asian studies from the University of Illinois.

MICHAEL J. DONNELLY

Mr. Donnelly, Vice President and Portfolio Manager, has been a member of the team that manages Emerging Markets since the fund's inception in September 1997.
He joined American Century in August 1997. From 1993 to 1997, he served as Vice
President and Portfolio Manager for Federated Investors, Inc. He has a bachelor of arts from Yale University and an MBA in management, international business and international finance from Kellogg Graduate School of Management,
Northwestern University. He is a CFA charterholder.

RAYMOND KONG

Mr. Kong, Portfolio Manager, has been a member of the team that manages Emerging
Markets since July 2001. He joined American Century in 1993 as an international investment analyst for International Growth and International Discovery. Since
October 1998, he served as Senior Analyst and Managing Director of the American
Century Singapore office. He has a bachelor of science and master of science in civil engineering and an MBA from Virginia Tech.

BRADLEY AMOILS

Mr. Amoils, Portfolio Manager, has been a member of the team that manages Global
Growth since the fund's inception in December 1998. He joined American Century in July 1997 as an Investment Analyst and was promoted to Portfolio Manager in
November 1998. Prior to joining American Century, he served as a Securities
Analyst for Oppenheimer Funds from January 1996 to June 1997 and an Analyst at
Clay Finlay Asset Management from March 1995 to December 1995. He has a bachelor of science and doctorate of medicine from the University of Witwatersrand,
Johannesburg, South Africa and an MBA from Columbia University Graduate School of Business.

[sidebar]

[graphic of triangle]
CODE OF ETHICS

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the funds.
Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.

[end of sidebar]

                                                                             11

BRIAN BRADY

Mr. Brady, Vice President and Portfolio Manager, has been a member of the team that manages International Discovery since November 1998. He joined American
Century in June 1994 as an Investment Analyst and was promoted to Portfolio
Manager in November 1998. Prior to joining American Century, he served as a
Financial Analyst for Chase Manhattan Bank. He has a bachelor's degree in finance from Georgetown University and an MBA from Columbia University Graduate
School of Business.

LYNETTE SCHROEDER

Ms. Schroeder, Portfolio Manager, has been a member of the team that manages
International Opportunities since the fund's inception in June 2001. She joined
American Century in August 2000 as a Portfolio Manager. Prior to joining
American Century, she served as a Portfolio Manager, Senior Analyst for Driehaus
Capital Management from June 1997 to July 2000 and as an Analyst for Lexington
Asset Management from August 1995 to May 1997. She has a bachelor's degree in political science from the University of Chicago and an MBA from the Colgate
Darden Graduate School of Business Administration, University of Virginia.

TREVOR GURWICH

Mr. Gurwich, Portfolio Manager, has been a member of the team that manages
International Opportunities since the fund's inception in June 2001. He joined
American Century in July 1998 as an investment analyst for International
Discovery and Emerging Markets. He continues as an analyst for those funds.
Before joining American Century in July 1998, he worked as a manager of business consulting for Arthur Andersen LLP from February 1992 to April 1996. He has a bachelor's degree in international relations from the University of
Pennsylvania, a bachelor's degree in economics from Wharton School of Business and an MBA in finance and investment management from Columbia University.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies contained in the Statement of Additional
Information and the investment objectives of the funds may not be changed without shareholder approval. The Board of Directors may change any other policies and investment strategies.

12

INVESTING WITH AMERICAN CENTURY

ELIGIBILITY FOR INSTITUTIONAL CLASS SHARES

The Institutional Class shares are made available for purchase by large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the funds' minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

MINIMUM INITIAL INVESTMENT AMOUNTS

The minimum investment is $5 million ($3 million for endowments and foundations)
per fund. If you invest with us through a financial intermediary, the minimum investment requirement may be met by aggregating the investments of various clients of your financial intermediary. The minimum investment requirement may be waived if you or your financial intermediary, if applicable, has an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations). In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

SERVICES AUTOMATICALLY AVAILABLE TO YOU

Most accounts automatically will have access to the services listed below when the account is opened. If you do not want these services, see Conducting
Business in Writing. If you have questions about the services that apply to your account type, please call us.

CONDUCTING BUSINESS IN WRITING

If you prefer to conduct business in writing only, you can indicate this on the account application. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). If you want to add services later, you can complete an Investor
Service Options form.

YOUR GUIDE TO SERVICES AND POLICIES

When you open an account, you will receive a services guide, which explains the services available to you and the policies of the funds and the transfer agent.

                                                                             13

WAYS TO MANAGE YOUR ACCOUNT
--------------------------------------------------------------------------------

BY TELEPHONE

SERVICE REPRESENTATIVE
1-800-345-3533

OPEN AN ACCOUNT

If you are a current investor, you can open an account by exchanging shares from another American Century account.

EXCHANGE SHARES

Call or use our Automated Information Line if you have authorized us to accept telephone instructions.

MAKE ADDITIONAL INVESTMENTS

Call if you have authorized us to invest from your bank account.

SELL SHARES

Call a Service Representative.

--------------------------------------------------------------------------------
BY MAIL OR FAX

P.O. Box 419385
Kansas City, MO 64141-6385

Fax
816-340-4655

OPEN AN ACCOUNT

Send a signed, completed application and check or money order payable to
American Century Investments.

EXCHANGE SHARES

Send written instructions to exchange your shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don't have an investment slip, include your name, address and account number on your check or money order.

SELL SHARES

Send written instructions or a redemption form to sell shares. Call a Service
Representative to request a form.

--------------------------------------------------------------------------------
AUTOMATICALLY

OPEN AN ACCOUNT

Not available.

EXCHANGE SHARES

Send written instructions to set up an automatic exchange of your shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

With the automatic investment privilege, you can purchase shares on a regular basis. You must invest at least $600 per year per account.

SELL SHARES

If you have at least $10,000 in your account, you may sell shares automatically by establishing Check-A-Month or Automatic Redemption plans.

--------------------------------------------------------------------------------
BY WIRE

[graphic of triangle]
Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

OPEN AN ACCOUNT

Call to set up your account or mail a completed application to the address provided in the By mail section. Give your bank the following information to wire money.

* Our bank information
      Commerce Bank N.A.
      Routing No. 101000019
      Account No. Please call for the appropriate account number
* The fund name
* Your American Century account number*
* Your name
* The contribution year (for IRAs only)

*For additional investments only

MAKE ADDITIONAL INVESTMENTS

Follow the wire instructions provided in the Open an account section.

SELL SHARES

You can receive redemption proceeds by wire or electronic transfer.

EXCHANGE SHARES

Not available.

14

REDEMPTIONS

If you sell your shares of International Discovery or International
Opportunities within 180 days of their purchase, you will pay a redemption fee of 2.0% of the value of the shares sold. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains).
The redemption fee is retained by the fund and helps cover transaction and tax costs that long-term investors may bear when the fund realizes capital gains as a result of selling securities to meet investor redemptions.

Your redemption proceeds will be calculated using the NET ASSET VALUE (NAV) next determined after we receive your transaction request in good order. Each time you make an investment with American Century, there is a seven-day holding period before you can redeem those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. This seven-day holding period begins the day after your investment is processed. However, investments by wire require only a one-day holding period.

In addition, we reserve the right to delay delivery of your redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash, as described in the next section.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

If, during any 90-day period, you redeem fund shares worth more than $250,000
(or 1% of the value of the fund's assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The fund managers would select these securities from the fund's portfolio. A payment in securities can help the fund's remaining shareholders avoid tax liabilities that they might otherwise have incurred had the fund sold securities prematurely to pay the entire redemption amount in cash.

We will value these securities in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining investors.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum initial investment amount for any reason other than as a result of market fluctuation, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American
Century reserves the right to redeem the shares in the account and send the proceeds to your address of record. Please note that International Discovery or
International Opportunities shares redeemed in this manner may be subject to a
2% redemption fee if held less than 180 days. You also may incur tax liability as a result of this redemption.

MODIFYING OR CANCELING AN INVESTMENT

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel
it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

[sidebar]

A fund's NET ASSET VALUE, or NAV, is the price of the fund's shares.

[graphic of triangle]
A redemption is the sale of all or a portion of the shares in an account, including those sold as a part of an exchange to another American Century account.

[end of sidebar]

                                                                             15

ABUSIVE TRADING PRACTICES

We do not permit market timing or other abusive trading practices in our funds.

Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

YOUR RESPONSIBILITY FOR UNAUTHORIZED TRANSACTIONS

American Century and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

INVESTING THROUGH FINANCIAL INTERMEDIARIES

If you own or are considering purchasing shares through a financial intermediary or a retirement plan, your ability to purchase, exchange and redeem shares will depend on the policies of that entity. Some policy differences may include

*  minimum investment requirements
*  exchange policies
*  fund choices
*  cutoff time for investments

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the funds' annual reports, semiannual reports and Statement of Additional Information are available from your intermediary or plan sponsor.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American
Century's transfer agent. In some circumstances, American Century will pay the service provider a fee for performing those services.

Although fund share transactions may be made directly with American Century at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the intermediary and are not shared with
American Century or the funds.

The funds have authorized certain financial intermediaries to accept orders on each fund's behalf. American Century has contracts with these intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the intermediary on a fund's behalf before the time the net asset value is determined in order to receive that day's share price. If those orders are transmitted to American Century and paid for in accordance with the contract, they will be priced at the net asset value next determined after your request is received in the form required by the intermediary.

[sidebar]

[graphic of triangle]
Financial intermediaries include banks, broker-dealers, insurance companies and investment advisors.

[end of sidebar]

16

SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

American Century determines the NAV of each fund as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is closed (including certain
U.S. holidays), we do not calculate the NAV. A fund share's NAV is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.

If current market prices of securities owned by a fund are not readily available, the advisor may determine their fair value in accordance with procedures adopted by the fund's Board. Trading of securities in foreign markets may not take place every day the Exchange is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when a fund's NAV is not calculated. So, the value of a fund's portfolio may be affected on days when you can't purchase or redeem shares of the fund.

We will price your purchase, exchange or redemption at the NAV next determined after we receive your transaction request in GOOD ORDER.

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized by a fund on the sale of its investment securities. Each fund generally pays distributions from net income, if any, once a year in December. Distributions from realized capital gains are paid twice a year, usually in March and
December. A fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash. Please consult your services guide for further information about distributions and your options for receiving them.

[sidebar]

GOOD ORDER means that your instructions have been received in the form required by American Century. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased.

[end of sidebar]

                                                                             17

TAXES

The tax consequences of owning shares of the funds will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the funds of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

TAX-DEFERRED ACCOUNTS

If you purchase fund shares through a tax-deferred account, such as an IRA or a qualified employer-sponsored retirement or savings plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

TAXABLE ACCOUNTS

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the funds. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the
Statement of Additional Information for a more complete discussion of the tax consequences of owning shares of the funds.

TAXABILITY OF DISTRIBUTIONS

Fund distributions may consist of income such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income. Distributions of capital gains are classified either as short term or long term and are taxed as follows:

Type of Distribution                  Tax Rate for 10% and 15% Brackets   Tax Rate for All Other Brackets
-------------------------------------------------------------------------------------------------------------
Short-term capital gains              Ordinary income rate                Ordinary income rate
-------------------------------------------------------------------------------------------------------------
Long-term capital gains (1-5 years)   10%                                 20%
-------------------------------------------------------------------------------------------------------------
Long-term capital gains (>5 years)    8%                                  20%(1)

(1)  The reduced rate for these gains will not begin until 2006 because the security holding period must start after December 31, 2000. Once the security has been held for more than 5 years, the rate will be 18%.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century or a financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing (Form 1099-DIV).

Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

[sidebar]

[graphic of triangle]
BUYING A DIVIDEND

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The funds distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

[end of sidebar]

18

TAXES ON TRANSACTIONS

Your redemptions--including exchanges to other American Century funds--are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the
Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

                                                                             19

MULTIPLE CLASS INFORMATION

American Century offers four classes of the funds: Investor Class, Institutional
Class, Advisor Class and C Class. The shares offered by this Prospectus are
Institutional Class shares and are offered primarily through employer-sponsored retirement plans, or through institutions like banks, broker-dealers and insurance companies. International Opportunities offers only the Investor Class and the Institutional Class.

The other classes have different fees, expenses and/or minimum investment requirements from the Institutional Class. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at

*  1-800-345-2021 for Investor Class shares
*  1-800-345-3533 for Advisor and C Class shares

You also can contact a sales representative or financial intermediary who offers those classes of shares.

Except as described below, all classes of shares of the funds have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

20

FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the share class is not five years old.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Report and the financial statements are included in the funds' Annual Report, which is available upon request.

                                                                             21

GLOBAL GROWTH FUND

Institutional Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                                  2001         2000(1)
------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                             $8.74         $9.73
                                                              ----------     ----------

Income From Investment Operations

  Net Investment Income (Loss)(2)                                 0.01         (0.01)

  Net Realized and Unrealized Loss                               (1.90)        (0.98)
                                                              ----------     ----------

  Total From Investment Operations                               (1.89)        (0.99)
                                                              ----------     ----------

Distributions

  From Net Realized Gains                                        (0.48)          --

  In Excess of Net Realized Gains                                (0.18)          --
                                                              ----------     ----------

  Total Distributions                                            (0.66)          --
                                                              ----------     ----------

Net Asset Value, End of Period                                   $6.19         $8.74
                                                              ==========     ==========

  TOTAL RETURN(3)                                               (23.53)%      (10.17)%

RATIOS/SUPPLEMENTAL DATA

                                                                  2001         2000(1)
------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets                 1.10%        1.10%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.14%      (0.43)%(4)

Portfolio Turnover Rate                                            232%         123%(5)

Net Assets, End of Period (in thousands)                         $3,907         $5,090

(1)  August 1, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 2000.

22

INTERNATIONAL GROWTH FUND

Institutional Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                                2001        2000       1999        1998        1997(1)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                          $12.07      $13.05       $9.28       $9.22       $9.26
                                                             ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Income(2)                                      0.06        0.01        --(3)       0.05        --(3)

  Net Realized and Unrealized Gain (Loss)                      (2.50)      (0.24)       3.96        1.32       (0.04)
                                                             ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                             (2.44)      (0.23)       3.96        1.37       (0.04)
                                                             ----------  ----------  ----------  ----------  ----------

Distributions

  From Net Investment Income                                     --        (0.03)      (0.04)      (0.03)        --

  From Net Realized Gains                                      (1.35)      (0.72)      (0.15)      (1.28)        --

  In Excess of Net Realized Gains                              (0.40)        --          --          --          --
                                                             ----------  ----------  ----------  ----------  ----------

  Total Distributions                                          (1.75)      (0.75)      (0.19)      (1.31)        --
                                                             ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                                 $7.88      $12.07      $13.05       $9.28       $9.22
                                                             ==========  ==========  ==========  ==========  ==========

  TOTAL RETURN(4)                                             (23.96)%     (2.35)%     43.40%      17.14%      (0.43)%

RATIOS/SUPPLEMENTAL DATA

                                                                2001        2000       1999        1998       1997(1)
-----------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets               1.01%       1.00%      1.07%       1.13%      1.18%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets     0.68%       0.04%      0.14%       0.53%    (0.53)%(5)

Portfolio Turnover Rate                                          178%        116%       117%        190%       163%(6)

Net Assets, End of Period (in thousands)                     $353,399    $371,255   $132,031     $13,562      $18,846

(1)  November 20, 1997 (commencement of sale) through November 30, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 1997.

                                                                             23

INTERNATIONAL DISCOVERY FUND

Institutional Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                                  2001          2000          1999         1998(1)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                            $14.26        $15.24         $9.25         $8.18
                                                               ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income (Loss)(2)                                 0.04         (0.08)        (0.04)         --(3)

  Net Realized and Unrealized Gain (Loss)                        (2.55)         0.01          6.06          1.07
                                                               ----------    ----------    ----------    ----------

  Total From Investment Operations                               (2.51)        (0.07)         6.02          1.07
                                                               ----------    ----------    ----------    ----------

Distributions

  From Net Realized Gains                                        (1.42)        (0.91)        (0.03)          --

  In Excess of Net Realized Gains                                (0.15)          --            --            --
                                                               ----------    ----------    ----------    ----------

  Total Distributions                                            (1.57)        (0.91)        (0.03)          --
                                                               ----------    ----------    ----------    ----------

Net Asset Value, End of Period                                  $10.18        $14.26        $15.24         $9.25
                                                               ==========    ==========    ==========    ==========

  TOTAL RETURN(4)                                               (19.97)%       (1.13)%       65.37%        13.08%

RATIOS/SUPPLEMENTAL DATA

                                                                  2001          2000          1999         1998(1)
-------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets                 1.25%         1.16%         1.35%      1.44%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.30%       (0.44)%       (0.45)%         --(5)

Portfolio Turnover Rate                                            180%          113%          110%       178%(6)

Net Assets, End of Period (in thousands)                       $192,155      $250,930      $182,222       $60,918

(1)  January 2, 1998 (commencement of sale) through November 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 1998.

24

EMERGING MARKETS FUND

Institutional Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

Per-Share Data

                                                               2001          2000         1999(1)
---------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                          $4.70         $5.63          $3.39
                                                           ----------     ----------     ----------

Income From Investment Operations

  Net Investment Loss(2)                                      (0.01)        (0.05)          --(3)

  Net Realized and Unrealized Gain (Loss)                     (0.44)        (0.88)          2.24
                                                           ----------     ----------     ----------

  Total From Investment Operations                            (0.45)        (0.93)          2.24
                                                           ----------     ----------     ----------

Distributions

  In Excess of Net Realized Gains                             (0.17)          --             --
                                                           ----------     ----------     ----------

Net Asset Value, End of Period                                $4.08         $4.70          $5.63
                                                           ==========     ==========     ==========

  TOTAL RETURN(4)                                            (10.01)%      (16.52)%        66.08%

RATIOS/SUPPLEMENTAL DATA

                                                               2001          2000         1999(1)
---------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets              1.80%         1.80%        1.80%(5)

Ratio of Net Investment Loss to Average Net Assets           (0.07)%       (0.68)%      (0.05)%(5)

Portfolio Turnover Rate                                         326%          196%         168%(6)

Net Assets, End of Period (in thousands)                     $18,602       $21,330        $16,507

(1)  January 28, 1999 (commencement of sale) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 1999.

                                                                             25

PERFORMANCE INFORMATION OF OTHER CLASS

The following financial information is provided to show the performance of the fund's original class of shares. This class, the Investor Class, has a total expense ratio that is 0.20% higher than the Institutional Class. The
Institutional Class is made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders. As a result, the advisor is able to charge this class a lower unified management fee.
If the Institutional Class had existed during the periods presented, its performance would have been higher because of the lower expense.

The tables on the next few pages itemize what contributed to the changes in
Investor Class share price during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years, or less, if the share class is not five years old.

On a per-share basis, the table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

The table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Report and the financial statements are included in the funds' Annual Report, which is available upon request.

26

GLOBAL GROWTH FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                           2001          2000          1999(1)
-------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                      $8.73         $8.33          $5.00
                                                      -------------  -------------  -------------

Income From Investment Operations

  Net Investment Loss(2)                                   --(3)        (0.05)         (0.01)

  Net Realized and Unrealized Gain (Loss)                 (1.90)         0.81           3.34
                                                      -------------  -------------  -------------

  Total From Investment Operations                        (1.90)         0.76           3.33
                                                      -------------  -------------  -------------

Distributions

  From Net Realized Gains                                 (0.47)        (0.36)           --

  In Excess of Net Realized Gains                         (0.18)          --             --
                                                      -------------  -------------  -------------

  Total Distributions                                     (0.65)        (0.36)           --
                                                      -------------  -------------  -------------

Net Asset Value, End of Period                            $6.18         $8.73          $8.33
                                                      =============  =============  =============

  TOTAL RETURN(4)                                        (23.62)%        8.81%         66.60%

RATIOS/SUPPLEMENTAL DATA

                                                           2001          2000          1999(1)
-------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets          1.30%         1.30%          1.30%

Ratio of Net Investment Loss to Average Net Assets       (0.06)%       (0.48)%        (0.20)%

Portfolio Turnover Rate                                     232%          123%           133%

Net Assets, End of Period (in thousands)                $272,402      $412,631       $233,823

(1)  December 1, 1998 (inception) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

                                                                             27

INTERNATIONAL GROWTH FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

PER-SHARE DATA

                                                                2001        2000       1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                          $12.05      $13.02       $9.25       $9.22       $8.73
                                                             ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Income (Loss)(1)                               0.04       (0.02)      (0.01)       0.03       --(2)

  Net Realized and Unrealized Gain (Loss)                      (2.50)      (0.22)       3.95        1.31       1.41
                                                             ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                             (2.46)      (0.24)       3.94        1.34       1.41
                                                             ----------  ----------  ----------  ----------  ----------

Distributions

  From Net Investment Income                                     --        (0.01)      (0.02)      (0.03)         --

  From Net Realized Gains                                      (1.33)      (0.72)      (0.15)      (1.28)      (0.92)

  In Excess of Net Realized Gains                              (0.40)        --          --          --           --
                                                             ----------  ----------  ----------  ----------  ----------

  Total Distributions                                          (1.73)      (0.73)      (0.17)      (1.31)      (0.92)
                                                             ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                                 $7.86      $12.05      $13.02       $9.25       $9.22
                                                             ==========  ==========  ==========  ==========  ==========

  TOTAL RETURN(3)                                             (24.18)%     (2.47)%     43.22%      16.74%      18.12%

RATIOS/SUPPLEMENTAL DATA

                                                                2001        2000        1999        1998       1997
-----------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets               1.21%       1.20%       1.27%       1.33%      1.38%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets     0.48%     (0.16)%     (0.06)%       0.33%        0.04%

Portfolio Turnover Rate                                          178%        116%        117%        190%         163%

Net Assets, End of Period (in thousands)                   $3,290,867  $4,455,433  $3,701,903  $2,448,162   $1,728,617

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

(4)  American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% for the year ended November 30,
     1997.

28

INTERNATIONAL OPPORTUNITIES FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

PER-SHARE DATA

                                                                       2001(1)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                                    $5.00
                                                                     -----------

Income From Investment Operations

   Net Investment Loss(2)                                               (0.02)

   Net Realized and Unrealized Loss                                     (0.11)
                                                                     -----------

  Total From Investment Operations                                      (0.13)
                                                                     -----------

Net Asset Value, End of Period                                          $4.87
                                                                     ===========

  TOTAL RETURN(3)                                                       (2.60)%

RATIOS/SUPPLEMENTAL DATA

                                                                       2001(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets                      2.00%(4)

Ratio of Net Investment Loss to Average Net Assets                   (0.75)%(4)

Portfolio Turnover Rate                                                   147%

Net Assets, End of Period (in thousands)                                $6,569

(1)  June 1, 2001 (inception) through November 30, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                                                             29

INTERNATIONAL DISCOVERY FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

PER-SHARE DATA

                                                                 2001       2000        1999       1998        1997
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                           $14.23     $15.20       $9.24       $8.54       $7.60
                                                             ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Income (Loss)(1)                                0.01      (0.12)      (0.07)      (0.03)      (0.03)

  Net Realized and Unrealized Gain (Loss)                       (2.54)      0.03        6.06        1.22        1.31
                                                             ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                              (2.53)     (0.09)       5.99        1.19        1.28
                                                             ----------  ----------  ----------  ----------  ----------

Distributions

  From Net Investment Income                                      --         --          --        (0.02)      (0.02)

  From Net Realized Gains                                       (1.42)     (0.88)      (0.03)      (0.47)      (0.32)

  In Excess of Net Realized Gains                               (0.15)       --          --          --          --
                                                             ----------  ----------  ----------  ----------  ----------

  Total Distributions                                           (1.57)     (0.88)      (0.03)      (0.49)      (0.34)
                                                             ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                                 $10.13     $14.23      $15.20       $9.24       $8.54
                                                             ==========  ==========  ==========  ==========  ==========

  TOTAL RETURN(2)                                              (20.17)%    (1.27)%     65.12%      14.79%      17.76%

RATIOS/SUPPLEMENTAL DATA

                                                                 2001       2000        1999        1998       1997
-----------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets                1.45%      1.36%       1.55%       1.64%      1.70%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets      0.10%    (0.64)%     (0.65)%     (0.36)%      (0.37)%

Portfolio Turnover Rate                                           180%       113%        110%        178%         146%

Net Assets, End of Period (in thousands)                    $1,021,063 $1,568,872  $1,408,624    $781,551     $626,327

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

(3)  American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% for the year ended November 30,
     1997.

30

EMERGING MARKETS FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                             2001       2000       1999        1998        1997(1)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                        $4.68      $5.62       $3.49       $4.15       $5.00
                                                         ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Loss(2)                                    (0.02)     (0.06)      (0.01)       --(3)      (0.01)

  Net Realized and Unrealized Gain (Loss)                   (0.43)     (0.88)       2.14       (0.66)      (0.84)
                                                         ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                          (0.45)     (0.94)       2.13       (0.66)      (0.85)
                                                         ----------  ----------  ----------  ----------  ----------

Distributions

  In Excess of Net Realized Gains                           (0.17)      --           --          --          --
                                                         ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                              $4.06      $4.68       $5.62       $3.49       $4.15
                                                         ----------  ----------  ----------  ----------  ----------

  TOTAL RETURN(4)                                          (10.28)%   (16.73)%     61.03%     (15.90)%    (17.00)%

RATIOS/SUPPLEMENTAL DATA

                                                             2001      2000         1999        1998       1997(1)
-------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets            2.00%     2.00%       2.00%        2.00%      2.00%(5)

Ratio of Net Investment Loss to Average Net Assets         (0.27)%   (0.88)%     (0.33)%      (0.03)%    (0.74)%(5)

Portfolio Turnover Rate                                       326%      196%        168%         270%          36%

Net Assets, End of Period (in thousands)                   $80,422   $77,279     $82,359      $21,124      $11,830

(1)  September 30, 1997 (inception) through November 30, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

                                                                             31

NOTES

32

NOTES

                                                                             33

[back cover]

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

ANNUAL AND SEMIANNUAL REPORTS

Annual and semiannual reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this
Prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the funds or your accounts, by contacting American Century at the address or telephone numbers listed below.

You also can get information about the funds (including the SAI) from the
Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person         SEC Public Reference Room
                  Washington, D.C.
                  Call 202-942-8090 for location and hours.

On the Internet   * EDGAR database at www.sec.gov

                  * By email request at publicinfo@sec.gov

By mail           SEC Public Reference Section
                  Washington, D.C. 20549-0102

FUND REFERENCE (INSTITUTIONAL CLASS)

                                             Fund Code        Ticker
--------------------------------------------------------------------------------
Global Growth Fund                              402             N/A
--------------------------------------------------------------------------------
International Growth Fund                       341            TGRIX
--------------------------------------------------------------------------------
International Opportunities Fund                340             N/A
--------------------------------------------------------------------------------
International Discovery Fund                    342            TIDIX
--------------------------------------------------------------------------------
Emerging Markets Fund                           343            AMKIX

Investment Company Act File No. 811-6247

[american century logo and text logo(reg.sm)]

AMERICAN CENTURY INVESTMENTS
P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-3533 or 816-531-5575

0204
SH-PRS-28733

[front cover]

Your
American Century
prospectus

C CLASS    April 1, 2002

Global Growth Fund
International Growth Fund
Emerging Markets Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
TELLS YOU OTHERWISE IS COMMITTING A CRIME.

American Century Investment Services, Inc.

[american century logo and text logo(reg.sm)]

[inside front cover]

Dear Investor,

American Century is committed to helping people make the most of their financial opportunities. That's why we are focused on achieving superior results and building long-term relationships with investors. We believe our relationship with you begins with providing a prospectus that's easy to read, and more importantly, that gives you the information you need to have confidence in the investment decisions you have made or are soon to make.

Naturally, you may have questions about investing after you read through the
Prospectus. Please contact your investment professional with questions or for more information about our funds.

Sincerely,

/s/W. Gordon Snyder
W. Gordon Snyder
President, Chief Marketing Officer
American Century Investment Services, Inc.

[sidebar]

                 [american century logo and text logo(reg.sm)]

                                American Century
                                  Investments

                                P.O. Box 419385
                                Kansas City, MO
                                   64141-6385

[end of sidebar]

     Global Growth Fund
     International Growth Fund
     Emerging Markets Fund

[sidebar]

Throughout this book you'll find definitions of key investment terms and phrases. When you see a word printed in GREEN ITALICS, look for its definition in the left margin.

[graphic of triangle]
This symbol highlights special information and helpful tips.

[end of sidebar]

AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek capital growth.

WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

The fund managers look for stocks of growing foreign companies. The investment strategy of these funds is based on the belief that, over the long term, stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value over time.

The funds' principal risks include

*  MARKET RISK - The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

*  PRICE VOLATILITY - The value of a fund's shares may fluctuate significantly in the short term.

*  PRINCIPAL LOSS - At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

*  FOREIGN RISK - The funds invest primarily in foreign securities, which are generally riskier than U.S. securities. As a result the funds are subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events
   (such as labor strikes and rising inflation), and natural disasters occurring in a country where the funds invest could cause the funds' investments in that country to experience gains or losses.

*  CURRENCY RISK - Because the funds generally invest in securities denominated in foreign currencies, the funds are subject to currency risk, meaning that the funds could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

The chart below shows the primary differences among the funds.

Fund                   Primary Investments               Principal Risks
----------------------------------------------------------------------------------------------
Global Growth          Equity securities of issuers in   Invests a significant portion of
                       the United States and other       its assets in foreign securities
                       developed countries
----------------------------------------------------------------------------------------------
International Growth   Equity securities of issuers      Invests primarily in
                       in developed foreign countries    foreign securities
----------------------------------------------------------------------------------------------
Emerging Markets       Equity securities of issuers in   Invests in emerging markets
                       emerging markets

A more detailed description of American Century's growth investment style and the funds' investment strategies and risks begins on page 6.

2

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a good investment if you are

*  seeking long-term capital growth from your investment

*  seeking diversification of your investment portfolio through investment in foreign securities

*  comfortable with the risks associated with investing in U.S. and foreign growth securities

*  comfortable with short-term price volatility

*  investing through an IRA or other tax-advantaged retirement plan

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are

*  seeking current income from your investment

*  investing for a short period of time

*  uncomfortable with the risks associated with investing in U.S. and foreign growth securities

*  uncomfortable with short-term volatility in the value of your investment

[sidebar]

[graphic of triangle]
An investment in the funds is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

[end of sidebar]

                                                                              3

FUND PERFORMANCE HISTORY

GLOBAL GROWTH FUND
INTERNATIONAL GROWTH FUND
EMERGING MARKETS FUND

When the C Class of a fund has investment results for a full calendar year, this section will feature charts that show

*  Annual Total Returns

*  Highest and Lowest Quarterly Returns

*  Average Annual Total Returns for the C Class of the fund, including a comparison of these returns to a benchmark index

The performance of a fund's Investor Class shares for each of the last 10 calendar years or for each full calendar year in the life of a fund if less than
10 years is shown below. It indicates the volatility of the funds' historical returns from year to year. Account fees are not reflected in the chart below. If they had been included, returns would have been lower than those shown.(1)

[data for bar chart below]

        Global Growth   International Growth   Emerging Markets
        -------------   --------------------   ----------------
2001       -25.65%            -26.79%                -8.70%
2000        -5.77%            -15.01%               -30.14%
1999        86.09%             64.44%               106.19%
1998                           19.01%               -18.90%
1997                           19.72%
1996                           14.43%
1995                           11.89%
1994                           -4.76%
1993                           42.65%
1992                            4.84%

(1)  If the C Class had existed during the periods presented, its performance would have been substantially similar to that of the Investor Class because each represents an investment in the same portfolio of securities. However, performance of the C Class would have been lower because of its higher expense ratio.

[sidebar]

[graphic of triangle]
The performance information on this page is designed to help you see how the funds' returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

[graphic of triangle]
For current performance information, please call us at 1-800-345-3533 or visit us at www.americancentury.com.

[end of sidebar]

4

FEES AND EXPENSES

There are no sales loads, fees or other charges

*  to buy fund shares directly from American Century

*  to reinvest dividends in additional shares

*  to exchange into the C Class shares of other American Century funds

*  to redeem your shares after you have held them for 18 months (other than a
   $10 fee to redeem by wire)

The following table describes the fees and expenses you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (load) (as a percentage of net asset value)   1.00%(1)

(1)  The deferred sales charge is contingent on the length of time you have owned your shares. The charge is 1.00% in the first year after purchase, declines ratably over the next six months, and is eliminated thereafter.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                        Management    Distribution and           Other          Total Annual Fund
                        Fee(1)        Service (12b-1) Fees(2)    Expenses(3)    Operating Expenses
-----------------------------------------------------------------------------------------------------
Global Growth           1.30%         1.00%                      0.00%          2.30%
-----------------------------------------------------------------------------------------------------
International Growth    1.23%         1.00%                      0.00%          2.23%
-----------------------------------------------------------------------------------------------------
Emerging Markets        2.00%         1.00%                      0.00%          3.00%

(1)  Based on expenses incurred by all classes of each fund during each fund's most recent fiscal year. The funds have stepped fee schedules. As a result, the funds' management fee rates generally decrease as fund assets increase and increase as fund assets decrease.

(2)  The 12b-1 fee is designed to permit investors to purchase C Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing individual shareholder and administrative services, and a portion is used to compensate them for distribution services. For more information, see
     Service and Distribution Fees, page 17.

(3)  Other expenses, which include the fees and expenses of the funds'
     independent directors and their legal counsel, as well as interest, are expected to be less than 0.005% for the current fiscal year.

EXAMPLE

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .

*  invest $10,000 in the fund
*  redeem all of your shares at the end of the periods shown below
*  earn a 5% return each year
*  incur the same operating expenses as shown above

.. . . your cost of investing in the fund would be:

                           1 year      3 years      5 years      10 years
--------------------------------------------------------------------------------
Global Growth              $334        $712         $1,219       $2,607
--------------------------------------------------------------------------------
International Growth       $327        $692         $1,184       $2,538
--------------------------------------------------------------------------------
Emerging Markets           $402        $917         $1,558       $3,273

You would pay the following expenses if you did not redeem your shares.

                           1 year      3 years      5 years      10 years
--------------------------------------------------------------------------------
Global Growth              $231        $712         $1,219       $2,607
--------------------------------------------------------------------------------
International Growth       $224        $692         $1,184       $2,538
--------------------------------------------------------------------------------
Emerging Markets           $300        $917         $1,558       $3,273

[sidebar]

[graphic of triangle]
When purchasing through a financial intermediary you may be charged a fee.

[graphic of triangle]
Use this example to compare the costs of investing in other funds. Of course, your actual costs may be higher or lower.

[end of sidebar]

                                                                              5

OBJECTIVES, STRATEGIES AND RISKS

GLOBAL GROWTH FUND
INTERNATIONAL GROWTH FUND
EMERGING MARKETS FUND

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek capital growth.

HOW DO THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES?

The fund managers use a growth investment strategy developed by American Century to invest in stocks of companies that they believe will increase in value over time. This strategy looks for companies with earnings and revenue growth.
Ideally, the fund managers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace.
This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the funds.
This means that the managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The managers track financial information for thousands of companies to identify trends in the companies'
earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund managers believe that it is important to diversify the funds' holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the fund managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the funds essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the funds may invest a portion of their assets in convertible debt securities, equity-equivalent securities, forward currency exchange contracts, short-term securities, nonleveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the funds' cash assets remain liquid while performing more like stocks. The funds have a policy governing stock index futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the fund managers cannot invest in a derivative security if it would be possible for a fund to lose more money than it invested. A complete description of the derivatives policy is included in the
Statement of Additional Information.

[sidebar]

[graphic of triangle]
Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

[end of sidebar]

6

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

The funds will usually purchase equity securities of foreign companies (except
Global Growth, which will usually purchase equity securities of both U.S. and foreign companies). These funds can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, nonleveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

In the event of exceptional market or economic conditions, the funds may, as a temporary defensive measure, invest all or a substantial portion of their assets in cash or high-quality, short-term debt securities, denominated in U.S. dollars or another currency. To the extent a fund assumes a defensive position, it will not be pursuing its objective of capital growth.

WHAT ARE THE DIFFERENCES BETWEEN THE FUNDS?

*  Global Growth invests in both U.S. and foreign companies. The fund's assets will be invested primarily in equity securities of issuers located in developed countries worldwide (including the United States).

*  International Growth's assets will be invested primarily in securities of companies located in at least three developed countries (excluding the United
   States).

*  Emerging Markets will invest at least 80% of its assets in equity securities of companies located in emerging market countries and companies that derive a significant portion of their business from emerging market countries.

In determining whether a company is foreign, the fund managers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case. The funds consider developed countries to include Australia, Austria, Belgium, Canada, Denmark,
Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the
Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, the United Kingdom and the United States. In addition, as used in the Statement of Additional Information, securities of issuers in emerging market (non-developed) countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or
(ii) derive a significant portion of their business from emerging market countries.

When determining the size of a company, the fund managers will consider, among other factors, the capitalization of the company and the amount of revenues, as well as other information they obtain about the company.

                                                                              7

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. These risks include increased exposure to political, social and economic events in world markets; limited availability of public information about a company; less-developed trading markets and regulatory practices; and a lack of uniform financial reporting practices compared to those that apply in the United States.

In addition, investments in foreign countries are subject to currency risk, meaning that because the funds' investments are generally denominated in foreign currencies, the funds could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Investing in securities of smaller foreign companies generally presents unique risks in addition to the typical risks of investing in foreign securities.
Smaller companies may have limited resources, trade less frequently and have less publicly available information. They also may be more sensitive to changing economic conditions. These factors may cause investments in smaller foreign companies to experience more price volatility.

Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries' emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The fund managers may buy a large amount of a company's stock quickly, and may dispose of it quickly if the company's earnings or revenues decline. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

The funds' performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

In summary, investing in these funds is intended for investors who find foreign securities an appropriate investment and who are willing to accept the increased risk associated with a fund's investment strategy.

8

MANAGEMENT

WHO MANAGES THE FUNDS?

The Board of Directors, investment advisor and fund management teams play key roles in the management of the funds.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Directors does not manage the funds, it has hired an investment advisor to do
so. More than two-thirds of the directors are independent of the funds' advisor;
that is, they are not employed by and have no financial interest in the advisor.

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc.
The advisor has been managing mutual funds since 1958 and is headquartered at
4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provided to the funds during the most recent fiscal year, the advisor received a unified management fee based on a percentage of the average net assets of the C Class shares of each fund. The amount of the management fee for a fund is calculated daily and paid monthly in arrears, taking into account the average net assets of all classes of a fund.

Out of each fund's fee, the advisor paid all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of each fund's management fee may be paid by the fund's advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Funds to the Advisor as a Percentage of Average
Net Assets for the Most Recent Fiscal Year Ended November 30, 2001
--------------------------------------------------------------------------------
Global Growth                                                      1.30%(1)
--------------------------------------------------------------------------------
International Growth                                               1.23%(2)
--------------------------------------------------------------------------------
Emerging Markets                                                   2.00%(1)

(1)  Sale of the C Class had not commenced as of November 30, 2001. Rate disclosed indicates the percentage that would have been paid had the class commenced sale during the period.

(2)  Annualized.

                                                                              9

THE FUND MANAGEMENT TEAMS

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts to manage the funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objectives and strategy.

The portfolio managers on the investment teams are identified below.

HENRIK STRABO

Mr. Strabo, Chief Investment Officer-International Equities, has been a member of the team that manages Global Growth since the fund's inception in December
1998. He also has been a member of the team that manages International Growth since April 1994. He joined American Century in 1993 as an Investment Analyst and was promoted to Portfolio Manager in April 1994. He has a bachelor's degree in business from the University of Washington.

MARK S. KOPINSKI

Mr. Kopinski, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American
Century in April 1997. He also has been a member of the team that manages
Emerging Markets since its inception in September 1997. Before rejoining
American Century, he served as Vice President and Portfolio Manager at Federated
Investors, Inc. from June 1995 to March 1997. From 1990 to 1995 he served as
Vice President and a member of the team that managed International Growth and
International Discovery. He has a bachelor's degree in business administration from Monmouth College and a master's degree in Asian studies from the University of Illinois.

MICHAEL J. DONNELLY

Mr. Donnelly, Vice President and Portfolio Manager, has been a member of the team that manages Emerging Markets since the fund's inception in September 1997.
He joined American Century in August 1997. From 1993 to 1997, he served as Vice
President and Portfolio Manager for Federated Investors, Inc. He has a bachelor of arts from Yale University and an MBA in management, international business and international finance from Kellogg Graduate School of Management,
Northwestern University. He is a CFA charterholder.

RAYMOND KONG

Mr. Kong, Portfolio Manager, has been a member of the team that manages Emerging
Markets since July 2001. He joined American Century in 1993 as an international investment analyst for International Growth and International Discovery. Since
October 1998, he served as Senior Analyst and Managing Director of the American
Century Singapore office. He has a bachelor of science and master of science in civil engineering and an MBA from Virginia Tech.

BRADLEY AMOILS

Mr. Amoils, Portfolio Manager, has been a member of the team that manages Global
Growth since the fund's inception in December 1998. He joined American Century in July 1997 as an Investment Analyst and was promoted to Portfolio Manager in
November 1998. Prior to joining American Century, he served as a Securities
Analyst for Oppenheimer Funds from January 1996 to June 1997 and an Analyst at
Clay Finlay Asset Management from March 1995 to December 1995. He has a bachelor of science and doctorate of medicine from the University of Witwatersrand,
Johannesburg, South Africa and an MBA from Columbia University Graduate School of Business.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies contained in the Statement of Additional
Information and the investment objectives of the funds may not be changed without shareholder approval. The Board of Directors may change any other policies and investment strategies.

[sidebar]

[graphic of triangle]
CODE OF ETHICS

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the funds.
Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.

[end of sidebar]

10

INVESTING WITH AMERICAN CENTURY

ELIGIBILITY FOR C CLASS SHARES

The C Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services.

MINIMUM INITIAL INVESTMENT AMOUNTS

                                                   Global Growth
To open an account, the minimum investments are:   International Growth   Emerging Markets
----------------------------------------------------------------------------------------------
Individual or Joint                                $2,500                 $10,000
----------------------------------------------------------------------------------------------
Traditional IRA                                    $1,000(1)              $10,000
----------------------------------------------------------------------------------------------
Roth IRA                                           $1,000(1)              $10,000
----------------------------------------------------------------------------------------------
Education IRA                                      $2,000                 N/A
----------------------------------------------------------------------------------------------
UGMA/UTMA                                          $2,500                 $10,000
----------------------------------------------------------------------------------------------
403(b)                                             $1,000(2)              $10,000
----------------------------------------------------------------------------------------------
Qualified Retirement Plans                         $2,500(3)              $10,000

(1)  Effective May 1, 2002, the minimum initial investment for traditional and
     Roth IRAs will be raised to $2,500.

(2)  For each fund you select for your 403(b) plan, American Century will waive the fund minimum if you make a contribution of at least $50 a month. If your contribution is less than $50 a month, you may make only one fund choice.

(3)  The minimum investment requirements may be different for some types of retirement plans.

INVESTING THROUGH FINANCIAL INTERMEDIARIES

If you do business with us through a financial intermediary or a retirement plan, your ability to purchase, exchange and redeem shares will depend on the policies of that entity. Some policy differences may include

*  minimum investment requirements
*  exchange policies
*  fund choices
*  cutoff time for investments

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the funds' annual reports, semiannual reports and Statement of Additional Information are available from your intermediary or plan sponsor.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American
Century's transfer agent. In some circumstances, American Century will pay the service provider a fee for performing those services.

Although fund share transactions may be made directly with American Century at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the intermediary and are not shared with
American Century or the funds.

The funds have authorized certain financial intermediaries to accept orders on the fund's behalf. American Century has contracts with these intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the intermediary on a fund's behalf before the time the net asset value is determined in order to receive that day's share price. If those orders are transmitted to American Century and paid for in accordance with the contract, they will be priced at the net asset value next determined after your request is received in the form required by the intermediary.

[sidebar]

[graphic of triangle]
Financial intermediaries include banks, broker-dealers, insurance companies and investment advisors.

[end of sidebar]

                                                                             11

MODIFYING OR CANCELING AN INVESTMENT

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel
it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

ABUSIVE TRADING PRACTICES

We do not permit market timing or other abusive trading practices in our funds.

Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

YOUR RESPONSIBILITY FOR UNAUTHORIZED TRANSACTIONS

American Century and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

REDEMPTIONS

If you sell your shares within 18 months of their purchase, you will pay a sales charge the amount of which is contingent upon the length of time you have held your shares. See Contingent Deferred Sales Charge on page 17.

Your redemption proceeds will be calculated using the NET ASSET VALUE (NAV) next determined after we receive your transaction request in good order. Each time you make an investment with American Century, there is a seven-day holding period before you can redeem those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. This seven-day holding period begins the day after your investment is processed. However, investments by wire require only a one-day holding period.

In addition, we reserve the right to delay delivery of redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash, as described in the next section.

[sidebar]

A fund's NET ASSET VALUE, or NAV, is the price of the fund's shares.

[graphic of triangle]
A redemption is the sale of all or a portion of the shares in an account, including those sold as a part of an exchange to another American Century account.

[end of sidebar]

12

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

If, during any 90-day period, you redeem fund shares worth more than $250,000
(or 1% of the value of the fund's assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The fund managers would select these securities from the fund's portfolio. A payment in securities can help the fund's remaining shareholders avoid tax liabilities that they might otherwise have incurred had the fund sold securities prematurely to pay the entire redemption amount in cash.

We will value these securities in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining investors.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum initial investment amount for any reason other than as a result of market fluctuation, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American
Century reserves the right to redeem the shares in the account and send the proceeds to your address of record. Please note that shares redeemed in this manner may be subject to a sales charge if held less than 18 months. You also may incur tax liability as a result of the redemption.

EXCHANGES BETWEEN FUNDS

You may exchange C Class shares of a fund for C Class shares of any other
American Century fund. You may not exchange from the C Class to any other class.
We will not charge a Contingent Deferred Sales Charge (CDSC) on the shares you exchange, regardless of the length of time you have owned them. When you do redeem shares that have been exchanged, the CDSC will be based on the date you purchased the original shares.

                                                                             13

SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

American Century determines the NAV of the fund as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is closed (including certain
U.S. holidays), we do not calculate the NAV. A fund share's NAV is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.

If current market prices of securities owned by a fund are not readily available, the advisor may determine their fair value in accordance with procedures adopted by the fund's Board. Trading of securities in foreign markets may not take place every day the Exchange is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when a fund's NAV is not calculated. So, the value of a fund's portfolio may be affected on days when you can't purchase or redeem shares of the fund.

We will price your purchase, exchange or redemption at the NAV next determined after we receive your transaction request in GOOD ORDER.

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized by a fund on the sale of its investment securities. Each fund generally pays distributions from net income, if any, once a year in December. Distributions from realized capital gains are paid twice a year, usually in March and
December. A fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash.

[sidebar]

GOOD ORDER means that your instructions have been received in the form required by American Century. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased.

[end of sidebar]

14

TAXES

The tax consequences of owning shares of the funds will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the funds of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

TAX-DEFERRED ACCOUNTS

If you purchase fund shares through a tax-deferred account, such as an IRA or a qualified employer-sponsored retirement or savings plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

TAXABLE ACCOUNTS

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the funds. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the
Statement of Additional Information for a more complete discussion of the tax consequences of owning shares of the funds.

TAXABILITY OF DISTRIBUTIONS

Fund distributions may consist of income such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income. Distributions of capital gains are classified either as short term or long term and are taxed as follows:

Type of Distribution                  Tax Rate for 10% and 15% Brackets   Tax Rate for All Other Brackets
-------------------------------------------------------------------------------------------------------------
Short-term capital gains              Ordinary income rate                Ordinary income rate
-------------------------------------------------------------------------------------------------------------
Long-term capital gains (1-5 years)   10%                                 20%
-------------------------------------------------------------------------------------------------------------
Long-term capital gains (>5 years)    8%                                  20%(1)

(1)  The reduced rate for these gains will not begin until 2006 because the security holding period must start after December 31, 2000. Once the security has been held for more than 5 years, the rate will be 18%.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century or a financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing (Form 1099-DIV).

Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

[sidebar]

[graphic of triangle]
BUYING A DIVIDEND

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The funds distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

[end of sidebar]

                                                                             15

TAXES ON TRANSACTIONS

Your redemptions--including exchanges to other American Century funds--are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the
Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

16

MULTIPLE CLASS INFORMATION

American Century offers four classes of the funds: Investor Class, Institutional
Class, Advisor Class and C Class. The shares offered by this Prospectus are C
Class shares and are offered primarily through employer-sponsored retirement plans, or through institutions like banks, broker-dealers and insurance companies.

The other classes have different fees, expenses and/or minimum investment requirements from the C Class. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at

*  1-800-345-2021 for Investor Class shares
*  1-800-345-3533 for Institutional and Advisor Class shares

You also can contact a sales representative or financial intermediary who offers those classes of shares.

Except as described below, all classes of shares of the funds have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

CONTINGENT DEFERRED SALES CHARGE

If you sell C Class shares within 18 months of purchasing them, you will pay a
Contingent Deferred Sales Charge (CDSC). The charge is 1.00% in the first year after purchase, declines ratably over the next six months and is eliminated thereafter in accordance with the following chart:

   After 13 months      0.833%
   After 14 months      0.666%
   After 15 months      0.500%
   After 16 months      0.333%
   After 17 months      0.167%
   After 18 months      0.000%

The CDSC is calculated from your date of purchase, and will not be charged on shares acquired through reinvestment of dividends or distributions, increases in the net asset value of shares, or exchanges into the C Class of other American
Century funds. We will redeem shares not subject to the CDSC first, and other shares will be redeemed in the order they were purchased.

SERVICE AND DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The funds' C Class shares have a 12b-1 Plan. Under the Plan, the funds' C Class pays an annual fee of 1.00% of C Class average net assets, 0.25%
for certain individual shareholder and administrative services and 0.75% for distribution services. The advisor, as paying agent for the funds, pays all or a portion of such fees to the banks, broker-dealers and insurance companies that make C Class shares available. Because these fees are paid out of the funds'
assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Plan and its terms, see Multiple Class
Structure - Master Distribution and Shareholder Services Plan in the Statement
of Additional Information.

                                                                             17

FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the share class is not five years old.

On a per-share basis, the table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Reports and the financial statements are included in the funds' annual reports, which are available upon request.

18

INTERNATIONAL GROWTH FUND

C Class

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

PER-SHARE DATA

                                                                       2001(1)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                                   $9.16
                                                                    ------------

Income From Investment Operations

  Net Investment Loss(2)                                               (0.04)

  Net Realized and Unrealized Loss                                     (1.30)
                                                                    ------------

  Total From Investment Operations                                     (1.34)
                                                                    ------------

Net Asset Value, End of Period                                         $7.82
                                                                    ============

  TOTAL RETURN(3)                                                     (14.63)%

RATIOS/SUPPLEMENTAL DATA

                                                                       2001(1)
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets                     2.23%(4)

Ratio of Net Investment Loss to Average Net Assets                  (0.99)%(4)

Portfolio Turnover Rate                                                178%(5)

Net Assets, End of Period                                            $138,307

(1)  June 4, 2001 (commencement of sale) through November 30, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 2001.

                                                                             19

PERFORMANCE INFORMATION OF OTHER CLASS

The following financial information is provided to show the performance of the funds' original class of shares. This class, the Investor Class, has a total expense ratio that is 1.00% lower than the C Class. If the C Class had existed during the periods presented, its performance would have been lower because of the additional expense.

The tables on the next few pages itemize what contributed to the changes in the
Investor Class share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years, or less, if the share class is not five years old.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to investors

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Report and the financial statements are included in the funds' Annual Report, which is available upon request.

20

GLOBAL GROWTH FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                           2001          2000          1999(1)
-------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                      $8.73         $8.33          $5.00
                                                      -------------  -------------  -------------

Income From Investment Operations

  Net Investment Loss(2)                                   --(3)        (0.05)         (0.01)

  Net Realized and Unrealized Gain (Loss)                 (1.90)         0.81           3.34
                                                      -------------  -------------  -------------

  Total From Investment Operations                        (1.90)         0.76           3.33
                                                      -------------  -------------  -------------

Distributions

  From Net Realized Gains                                 (0.47)        (0.36)           --

  In Excess of Net Realized Gains                         (0.18)          --             --
                                                      -------------  -------------  -------------

  Total Distributions                                     (0.65)        (0.36)           --
                                                      -------------  -------------  -------------

Net Asset Value, End of Period                            $6.18         $8.73          $8.33
                                                      =============  =============  =============

  TOTAL RETURN(4)                                        (23.62)%        8.81%         66.60%

RATIOS/SUPPLEMENTAL DATA

                                                           2001          2000          1999(1)
-------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets          1.30%         1.30%          1.30%

Ratio of Net Investment Loss to Average Net Assets       (0.06)%       (0.48)%        (0.20)%

Portfolio Turnover Rate                                     232%          123%           133%

Net Assets, End of Period (in thousands)                $272,402      $412,631       $233,823

(1)  December 1, 1998 (inception) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

                                                                             21

INTERNATIONAL GROWTH FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

PER-SHARE DATA

                                                                2001        2000       1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                          $12.05      $13.02       $9.25       $9.22       $8.73
                                                             ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Income (Loss)(1)                               0.04       (0.02)      (0.01)       0.03        --(2)

  Net Realized and Unrealized Gain (Loss)                      (2.50)      (0.22)       3.95        1.31        1.41
                                                             ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                             (2.46)      (0.24)       3.94        1.34        1.41
                                                             ----------  ----------  ----------  ----------  ----------

Distributions

  From Net Investment Income                                     --        (0.01)      (0.02)      (0.03)        --

  From Net Realized Gains                                      (1.33)      (0.72)      (0.15)      (1.28)      (0.92)

  In Excess of Net Realized Gains                              (0.40)        --          --          --          --
                                                             ----------  ----------  ----------  ----------  ----------

  Total Distributions                                          (1.73)      (0.73)      (0.17)      (1.31)      (0.92)
                                                             ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                                 $7.86      $12.05      $13.02       $9.25       $9.22
                                                             ==========  ==========  ==========  ==========  ==========

  TOTAL RETURN(3)                                             (24.18)%     (2.47)%     43.22%      16.74%      18.12%

RATIOS/SUPPLEMENTAL DATA

                                                                2001        2000        1999        1998       1997
-----------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets               1.21%       1.20%       1.27%       1.33%     1.38%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets     0.48%     (0.16)%     (0.06)%       0.33%        0.04%

Portfolio Turnover Rate                                          178%        116%        117%        190%         163%

Net Assets, End of Period (in thousands)                   $3,290,867  $4,455,433  $3,701,903  $2,448,162   $1,728,617

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

(4)  American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% for the year ended November 30,
     1997.

22

EMERGING MARKETS FUND

Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

PER-SHARE DATA

                                                             2001      2000        1999        1998         1997(1)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                        $4.68      $5.62       $3.49       $4.15        $5.00
                                                         ----------  ----------  ----------  ----------  ----------

Income From Investment Operations

  Net Investment Loss(2)                                    (0.02)     (0.06)      (0.01)       --(3)       (0.01)

  Net Realized and Unrealized Gain (Loss)                   (0.43)     (0.88)       2.14       (0.66)       (0.84)
                                                         ----------  ----------  ----------  ----------  ----------

  Total From Investment Operations                          (0.45)     (0.94)       2.13       (0.66)       (0.85)
                                                         ----------  ----------  ----------  ----------  ----------

Distributions

  In Excess of Net Realized Gains                           (0.17)      --           --          --          --
                                                         ----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period                              $4.06      $4.68       $5.62       $3.49        $4.15
                                                         ----------  ----------  ----------  ----------  ----------

  TOTAL RETURN(4)                                          (10.28)%  (16.73)%      61.03%     (15.90)%     (17.00)%

RATIOS/SUPPLEMENTAL DATA

                                                             2001      2000         1999        1998       1997(1)
-------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets            2.00%     2.00%       2.00%        2.00%      2.00%(5)

Ratio of Net Investment Loss to Average Net Assets         (0.27)%   (0.88)%     (0.33)%      (0.03)%    (0.74)%(5)

Portfolio Turnover Rate                                       326%      196%        168%         270%          36%

Net Assets, End of Period (in thousands)                   $80,422   $77,279     $82,359      $21,124      $11,830

(1)  September 30, 1997 (inception) through November 30, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

                                                                             23

NOTES

24

NOTES

                                                                             25

[back cover]

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

ANNUAL AND SEMIANNUAL REPORTS

Annual and semiannual reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this
Prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the funds or your accounts, by contacting American Century at the address or telephone numbers listed below.

You also can get information about the funds (including the SAI) from the
Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person         SEC Public Reference Room
                  Washington, D.C.
                  Call 202-942-8090 for location and hours.

On the Internet   * EDGAR database at www.sec.gov

                  * By email request at publicinfo@sec.gov

By mail           SEC Public Reference Section
                  Washington, D.C. 20549-0102

FUND REFERENCE (C CLASS)

                                Fund Code      Ticker      Newspaper Listing
--------------------------------------------------------------------------------
Global Growth Fund                602          N/A             Gl Grwth
--------------------------------------------------------------------------------
International Growth Fund         441          N/A             Intl Gr
--------------------------------------------------------------------------------
Emerging Markets Fund             443          N/A             EmgMkt

Investment Company Act File No. 811-6247

[american century logo and text logo(reg.sm)]

AMERICAN CENTURY INVESTMENTS
P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-3533 or 816-531-5575

0204
SH-PRS 28734

[front cover]

American Century
statement of
additional information

APRIL 1, 2002

American Century World Mutual Funds, Inc.

Global Growth Fund
International Growth Fund
International Opportunities Fund
International Discovery Fund
Emerging Markets Fund

This Statement of Additional Information adds to the discussion in the funds'
Investor, Advisor, Institutional and C Class Prospectuses dated April 1, 2002 but is not a prospectus. The Statement of Additional Information should be read in conjunction with the funds' current Prospectus. If you would like a copy of the Prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit American Century's Web site at
www.americancentury.com.

This Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' annual or semiannual reports by calling 1-800-345-2021.

American Century Investment Services, Inc.

[american century logo and text logo (reg. sm)]

                                                                              1

THE FUNDS' HISTORY

American Century World Mutual Funds, Inc., is a registered open-end management investment company that was organized in 1990 as a Maryland corporation under the name Twentieth Century World Investors, Inc. In January 1997 it changed its name to American Century World Mutual Funds, Inc. Throughout this Statement of
Additional Information we refer to American Century World Mutual Funds, Inc. as the corporation.

Each fund described in this Statement of Additional Information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, and tax identification and stock registration numbers.

                                      INVESTOR CLASS                            ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
                                 Ticker           Inception                Ticker           Inception
Fund                             Symbol           Date                     Symbol           Date
--------------------------------------------------------------------------------------------------------
Global Growth                    TWGGX            12/1/1998                AGGRX            2/5/1999
--------------------------------------------------------------------------------------------------------
International Growth             TWIEX            5/9/1991                 TWGAX            10/1/1996
--------------------------------------------------------------------------------------------------------
International Opportunities      N/A              6/1/2001                 N/A              N/A
--------------------------------------------------------------------------------------------------------
International Discovery          TWEGX            4/1/1994                 ACIDX            4/28/1998
--------------------------------------------------------------------------------------------------------
Emerging Markets                 TWMIX            9/30/1997                AEMMX            5/12/1999
--------------------------------------------------------------------------------------------------------
                                      INSTITUTIONAL CLASS                            C CLASS
--------------------------------------------------------------------------------------------------------
                                 Ticker           Inception                Ticker           Inception
Fund                             Symbol           Date                     Symbol           Date
--------------------------------------------------------------------------------------------------------
Global Growth                    N/A              8/1/2000                 N/A              3/1/2002
--------------------------------------------------------------------------------------------------------
International Growth             TGRIX            11/20/1997               N/A              6/4/2001
--------------------------------------------------------------------------------------------------------
International Opportunities      N/A              N/A                      N/A              N/A
--------------------------------------------------------------------------------------------------------
International Discovery          TIDIX            1/2/1998                 N/A              N/A
--------------------------------------------------------------------------------------------------------
Emerging Markets                 AMKIX            1/28/1999                N/A              12/18/2001
--------------------------------------------------------------------------------------------------------

FUND INVESTMENT GUIDELINES

This section explains the extent to which the funds' advisor, American Century
Investment Management, Inc., can use various investment vehicles and strategies in managing a fund's assets. Descriptions of the investment techniques and risks associated with each appear in the section, Investment Strategies and Risks, which begins on page 3. In the case of the funds' principal investment strategies, these descriptions elaborate upon discussions contained in the
Prospectus.

Each fund is diversified as defined in the Investment Company Act of 1940 (the
Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer.

To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year

(1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and

(2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

In general, within the restrictions outlined here and in the funds' Prospectus, the fund managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.

2

Investments are varied according to what is judged advantageous under changing economic conditions. It is the advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the advisor's intention that each fund will generally consist of foreign (and U.S. in the case of Global Growth) equity-equivalent securities. However, subject to the specific limitations applicable to a fund, the funds' management teams may invest the assets of each fund in varying amounts in other instruments and may use other techniques, such as those reflected in Table 1 below, when such a course is deemed appropriate in order to pursue a fund's investment objective. Senior securities that, in the opinion of the fund managers, are high-grade issues also may be purchased for defensive purposes.

So long as a sufficient number of acceptable securities are available, the fund managers intend to keep the funds fully invested, regardless of the movement of stock or bond prices generally. In most circumstances, each fund's actual level of cash and cash equivalents will be less than 10%. The managers may use stock index futures as a way to expose each fund's cash assets to the market, while maintaining liquidity. As mentioned in the Prospectus, the managers may not leverage a fund's portfolio, so there is no greater market risk to the funds than if they purchase stocks. See Derivative Securities, page 7, Short-Term
Securities, page 10 and Futures and Options, page 11.

An X in the table below indicates that the fund may invest in the investment vehicle or technique that appears in the corresponding row.

TABLE 1
--------------------------------------------------------------------------------------------

                                                             International Opportunities,
                                         Global Growth         International Discovery
                                              and                       and
                                     International Growth         Emerging Markets
--------------------------------------------------------------------------------------------
Foreign Securities                             X                         X
--------------------------------------------------------------------------------------------
Equity Equivalents                             X                         X
--------------------------------------------------------------------------------------------
Debt Securities                               35%                       35%
--------------------------------------------------------------------------------------------
Sovereign Debt Obligations                     X                         X
--------------------------------------------------------------------------------------------
Convertible Debt Securities                    X                         X
--------------------------------------------------------------------------------------------
Short Sales                                    X                         X
--------------------------------------------------------------------------------------------
Portfolio Lending                            33 1/3%                   33 1/3%
--------------------------------------------------------------------------------------------
Derivative Securities                          X                         X
--------------------------------------------------------------------------------------------
Investments in Companies with Limited         5%                        10%
Operating Histories                                            (except International
                                                                Opportunities is 20%)
--------------------------------------------------------------------------------------------
Other Investment Companies                    10%                       10%
--------------------------------------------------------------------------------------------
Repurchase Agreements                          X                         X
--------------------------------------------------------------------------------------------
When-Issued and Forward Commitment Agreements  X                         X
--------------------------------------------------------------------------------------------
Illiquid Securities                           15%                       15%
--------------------------------------------------------------------------------------------
Restricted Securities                          X                         X
--------------------------------------------------------------------------------------------
Short-Term Securities                          X                         X
--------------------------------------------------------------------------------------------
Futures & Options                              X                         X
--------------------------------------------------------------------------------------------
Foreign Currency Transactions and
Forward Exchange Contracts                     X                         X
--------------------------------------------------------------------------------------------

                                                                              3

FUND INVESTMENTS AND RISKS

INVESTMENT STRATEGIES AND RISKS

This section describes investment vehicles and techniques that the fund managers can use in managing a fund's assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund's overall risk profile. To determine whether a fund may invest in a particular investment vehicle and whether there is a limit on the amount of fund assets that can be invested in such vehicle or technique, consult Table 1.

Foreign Securities

A description of the funds' investment strategies regarding foreign securities is contained in the funds' Prospectus. Investing in securities of foreign issuers generally involves greater risks than investing in the securities of domestic companies including:

Currency Risk. The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.

Political and Economic Risk. The economies of many of the countries in which the funds invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

Regulatory Risk. Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

Market and Trading Risk. Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the funds invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities.
Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

Clearance and Settlement Risk. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of the funds to make intended security purchases due to clearance and settlement problems could cause the funds to miss attractive investment opportunities. Inability

4

to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.

Ownership Risk. Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is the
Russian Federation, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company's share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company's share register is controlling. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered on the issuer's share register at the time of the transaction, or that a fund's ownership position could thereafter be altered or deleted entirely, resulting in a loss to the fund. While the funds intend to invest directly in Russian companies that utilize an independent registrar, there can be no assurance that such investments will not result in a loss to the funds.

Emerging Markets. Investing in emerging market companies generally is also riskier than investing in other foreign securities. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries' emergent financial markets, resulting in significant volatility to investments in these countries.
These countries also may lack the legal, business and social framework to support securities markets.

As a result, these funds are intended for aggressive investors seeking significant gains through investments in foreign securities. Those investors must be willing and able to accept the significantly greater risks associated with the investment strategy that the funds will pursue. An investment in the funds is not appropriate for individuals with limited investment resources or who are unable to tolerate fluctuations in the value of their investment.

Equity Equivalents

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. An example of one type of derivative security in which the funds might invest is a depositary receipt.

The funds may make foreign investments either directly in foreign securities or indirectly by purchasing depositary receipts, depositary shares or similar instruments (DRs) for foreign securities. DRs are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. The funds also may purchase securities of such issuers in foreign markets, either on foreign securities exchanges, electronic trading networks or in over-the-counter markets.

Debt Securities

The managers believe that common stocks and other equity and equity-equivalent securities ordinarily offer the greatest potential for capital appreciation. The funds may invest, however, in any security the managers believe has the potential for capital appreciation. When the managers believe that the total return potential of other securities equals or exceeds the potential return of equity securities, each fund may invest up to 35% of its assets in such other securities. The other securities the funds may invest in are bonds, notes and debt securities of companies, and obligations of domestic or foreign governments and their agencies.

                                                                              5

In the event of exceptional market or economic conditions, the funds may, as a temporary defensive measure, invest all or a substantial portion of their assets in cash or high-quality, short-term debt securities. To the extent a fund assumes a defensive position, it will not be pursuing its objective of capital growth. International Growth and Global Growth will limit their purchases of debt securities to investment-grade obligations except convertible debt securities, which may be rated below investment grade. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's
Investors Service, Inc. or BBB or better by Standard & Poor's Corporation (S&P), or that are not rated but are considered by the managers to be of equivalent quality. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances than is the case with higher-quality debt securities. See Explanation of
Fixed-Income Securities Ratings, page 44.

International Discovery, International Opportunities and Emerging Markets have no credit quality or maturity restrictions with regard to the bonds, corporate debt securities and government obligations in which the funds may invest, although less than 35% of each fund's assets will be invested in below-investment-grade fixed income securities. See Explanation of Fixed-Income
Securities Ratings, page 44. Debt securities, especially those of issuers in emerging market countries, may be of poor quality and speculative in nature.
While these securities will be chosen primarily for their appreciation potential, a fund also may take the potential for income into account when selecting investments.

In addition to other factors that will affect its value, the value of a fund's investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed-income securities holdings of a fund, impact the net asset value of that fund's shares.

Sovereign Debt Obligations

The funds may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of emerging market countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

Convertible Debt Securities

A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income, with generally higher yields than common stocks. Convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock; however, they generally offer lower yields than non-convertible securities of similar quality. Of course, as with all fixed-income securities, there can be no assurance of current income because the issuers of the convertible debt securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock

6

is senior to common stock of the same issuer. Because of the subordination feature, however, convertible debt securities typically have lower ratings from ratings organizations than similar non-convertible securities.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

Short Sales

A fund may engage in short sales for cash management purposes only if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal
Reserve. If a fund engages in a short sale, the fund's custodian will maintain collateral account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

Portfolio Lending

In order to realize additional income, a fund may lend its portfolio securities.
Such loans may not exceed one-third of the fund's total net assets valued at market except

*  through the purchase of debt securities in accordance with its investment objectives, policies and limitations, or

*  by engaging in repurchase agreements with respect to portfolio securities.

Derivative Securities

To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative security is a financial arrangement the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices). For example, Standard & Poor's Depositary
Receipts, also known as "SPIDERS," track the price performance and dividend yield of the S&P Index by providing a stake in the stocks that make up that index.

                                                                              7

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

*  the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the fund managers anticipate;

*  the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

*  the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

*  the risk that the counterparty will fail to perform its obligations.

The Board of Directors has approved the advisor's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities and provides that a fund may not invest in a derivative security if it would be possible for a fund to lose more money than it had invested. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made.
The advisor will report on fund activity in derivative securities to the Board of Directors as necessary.

Investments in Companies with Limited Operating Histories

The funds may invest a portion of their assets in the securities of issuers with limited operating histories. The fund managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

Repurchase Agreements

Each fund may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

8

Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

The fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy by the funds' advisor.

Repurchase Agreements maturing in more than seven days would count toward a fund's 15% limit on illiquid securities.

When-Issued and Forward Commitment Agreements

The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days, but not more than 120 days, later).

When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, a fund will segregate cash securities on its record in an amount sufficient to cover its obligations under the futures contracts and options. When the time comes to pay for the when-issued securities, a fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves
(which may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Restricted and Illiquid Securities

The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule
144A securities are considered restricted securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the
Securities and Exchange Commission (SEC) has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by
Rule 144A, the Board of Directors has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the fund managers. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

                                                                              9

Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the fund managers will consider appropriate remedies to minimize the effect on such fund's liquidity.

Short-Term Securities

In order to meet anticipated redemptions, anticipated purchases of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, the funds may invest a portion of their assets in money market and other short-term securities.

Examples of those securities include:

*  Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

*  Commercial Paper;

*  Certificates of Deposit and Euro Dollar Certificates of Deposit;

*  Bankers' Acceptances;

*  Short-term notes, bonds, debentures, or other debt instruments; and

*  Repurchase agreements.

Under the Investment Company Act, a fund's investment in other investment companies (including money market funds) currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the fund's total assets with respect to any one investment company; and (c) 10% of the fund's total assets in the aggregate. These investments may include investments in money market funds managed by the advisor. Any investments in money market funds must be consistent with the investment policies and restrictions of the fund making the investment.

Other Investment Companies

Each of the funds may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the fund's investment policies and restrictions. These investments may include investments in money market funds managed by the advisor. Under the Investment
Company Act, a fund's investment in such securities, subject to certain exceptions, currently is limited to

(a) 3% of the total voting stock of any one investment company,
(b) 5% of the fund's total assets with respect to any one investment company and
(c) 10% of the fund's total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers'
commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.

The funds are considering investing in India through a Republic of Mauritius company to take advantage of the favorable tax treaty between the countries.
There can be no assurance such an investment structure would be effective. As noted in the paragraph above, each fund may invest in the securities of other investment companies. A Mauritius holding company will not be considered an investment company for this purpose.

10

Futures and Options

Each fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price.
Generally, futures transactions will be used to:

*  protect against a decline in market value of the fund's securities (taking a short futures position), or

*  protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully-invested (taking a long futures position), or

*  provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. The fund managers may engage in futures and options transactions based on securities indices, provided that the transactions are consistent with the fund's investment objectives. Examples of indices that may be used include the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
Index and MSCI Emerging Markets Free Index. The managers also may engage in futures and options transactions based on specific securities, such as U.S.
Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity
Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S.
government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the funds' investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.
In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income producing. However, coupon bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments, to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying debt

                                                                             11

securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made;
additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.

RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the fund managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower a fund's return.

A fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the fund managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the fund managers would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The fund managers will seek to minimize these risks by limiting the futures contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FUTURES

By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option.
If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

Although they do not currently intend to do so, the funds may write (or sell)
call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the

12

underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

Each fund may enter into futures contracts, options or options on futures contracts.

Under the Commodity Exchange Act, a fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's total assets. To the extent required by law, each fund will segregate cash or securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Foreign Currency Transactions and Forward Exchange Contracts

A fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

(1) Settlement Hedges or Transaction Hedges. When the fund managers wish to lock in the U.S. dollar price of a foreign currency denominated security when a fund is purchasing or selling the security, the fund may enter into a forward contract to do so. This type of currency transaction, often called a
    "settlement hedge" or "transaction hedge," protects the fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., settled). Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the fund managers. This strategy is often referred to as "anticipatory hedging."

(2) Position Hedges. When the fund managers believe that the currency of a particular foreign country may suffer substantial declines against the U.S.
    dollar, a fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a fund owned securities denominated in
    Euro, it could enter into a forward contract to sell Euro in return for U.S.
    dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

    A fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This

                                                                             13

    type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

    The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the managers believe that it is important to have flexibility to enter into such forward contracts when they determine that a fund's best interests may be served.

    At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

(3) Shifting Currency Exposure. A fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the fund managers believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the fund management team's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency rates and could result in losses to a fund if currencies do not perform as the fund managers anticipate. For example, if a currency's value rose at a time when the fund manager hedged a fund by selling the currency in exchange for
U.S. dollars, a fund would not participate in the currency's appreciation.
Similarly, if the fund managers increase a fund's exposure to a currency and that currency's value declines, a fund will sustain a loss. There is no assurance that the fund managers' use of foreign currency management strategies will be advantageous to a fund or that they will hedge at appropriate times.

The fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the fund is not able to cover its forward currency positions with underlying portfolio securities, the fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

14

INVESTMENT POLICIES

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the policies described below apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund's net assets will not be considered in determining whether it has complied with its investment policies.

Fundamental Investment Policies

The funds' fundamental investment policies are set forth below. These investment policies may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment
Company Act.

Subject            Policy
--------------------------------------------------------------------------------
Senior Securities  A fund may not issue senior securities, except as permitted under the Investment Company Act.
--------------------------------------------------------------------------------
Borrowing          A fund may not borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33(1)/(3)% of the fund's total assets.
--------------------------------------------------------------------------------
Lending            A fund may not lend any security or make any other loan if, as a result, more than 33(1)/(3)% of the fund's total assets would be lent to other parties, except, (i) through the
                   purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.
--------------------------------------------------------------------------------
Real Estate        A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.
                   This policy shall not prevent a fund from investing in
                   securities or other instruments backed by real estate or
                   securities of companies that deal in real estate or are
                   engaged in the real estate business.
--------------------------------------------------------------------------------
Concentration      A fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
--------------------------------------------------------------------------------
Underwriting       A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of
                   1933 in the disposition of restricted securities.
--------------------------------------------------------------------------------
Commodities        A fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other
                   instruments; provided that this limitation shall not prohibit the fund from purchasing or selling options and futures
                   contracts or from investing in securities or other
                   instruments backed by physical commodities.
--------------------------------------------------------------------------------
Control            A fund may not invest for purposes of exercising control over management.
--------------------------------------------------------------------------------

For purposes of the investment restrictions relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the funds may borrow money from or lend money to other ACIM-advised funds that permit such transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The funds will borrow money through the program only when the costs are equal to or lower than the costs of short-term bank loans. Interfund loans and borrowings normally extend only overnight, but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

                                                                             15

For purposes of the investment restriction relating to concentration, a fund shall not purchase any securities that would cause 25% or more of the value of the fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

(a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United
    States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations,

(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents,

(c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and

(d) personal credit and business credit businesses will be considered separate industries.

Nonfundamental Investment Policies

In addition, the funds are subject to the following investment policies that are not fundamental and may be changed by the Board of Directors.

Subject               Policy
--------------------------------------------------------------------------------
Leveraging            A fund may not purchase additional investment securities
                      at any time during which outstanding borrowings exceed 5%
                      of the total assets of the fund.
--------------------------------------------------------------------------------
Liquidity             A fund may not purchase any security or enter into a
                      repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities.
                      Illiquid securities include repurchase agreements not
                      entitling the holder to payment of principal and interest
                      within seven days and in securities that are illiquid by
                      virtue of legal or contractual restrictions on resale or
                      the absence of a readily available market.
--------------------------------------------------------------------------------
Short Sales           A fund may not sell securities short, unless it owns or
                      has the right to obtain securities equivalent in kind and
                      amount to the securities sold short, and provided that
                      transactions in futures contracts and options are not
                      deemed to constitute selling securities short.
--------------------------------------------------------------------------------
Margin                A fund may not purchase securities on margin, except to
                      obtain such short-term credits as are necessary for the
                      clearance of transactions, and provided that margin
                      payments in connection with futures contracts and options
                      on futures contracts shall not constitute purchasing
                      securities on margin.
--------------------------------------------------------------------------------
Futures and Options   A fund may enter into futures contracts and write and buy
                      put and call options relating to futures contracts. A fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money
                      than it invested.
--------------------------------------------------------------------------------
Issuers with Limited  A fund may invest a portion of its assets in the securities
Operating Histories   of issuers with limited operating histories. An issuer is
                      considered to have a limited operating history if that
                      issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation,
                      consolidations, and research and development may be
                      considered in determining whether a particular issuer has
                      a record of three years of continuous operation.
--------------------------------------------------------------------------------

The Investment Company Act imposes certain additional restrictions upon the funds' ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the funds or their investment practices or policies.

16

PORTFOLIO TURNOVER

The portfolio turnover rates of each fund (other than International
Opportunities) are listed in the Financial Highlights tables in the funds'
Prospectus.

The fund managers will sell securities without regard to the length of time the security has been held. Accordingly, each fund's portfolio turnover rate may be substantial.

The fund managers intend to purchase a given security whenever they believe it will contribute to the stated objective of a particular fund. In order to achieve each fund's investment objective, the fund managers may sell a given security, regardless of the length of time it has been held in the portfolio, and regardless of the gain or loss realized on the sale. The managers may sell a portfolio security if they believe that the security is not fulfilling its purpose because, among other things, it did not live up to the managers'
expectations, because it may be replaced with another security holding greater promise, because it has reached its optimum potential, because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

When a general decline in security prices is anticipated, the funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a general rise in price levels is anticipated, the funds may increase their equity positions and decrease their cash positions. However, it should be expected that the funds will, under most circumstances, be essentially fully invested in equity securities.

Because investment decisions are based on a particular security's anticipated contribution to a fund's investment objective, the managers believe that the rate of portfolio turnover is irrelevant when they determine that a change is required to pursue the fund's investment objective. As a result, a fund's annual portfolio turnover rate cannot be anticipated and may be higher than that of other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, since short-term capital gains are taxable as ordinary income.

Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of maintaining any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.

For Global Growth, the higher portfolio turnover rate for 2001 resulted from increased trading due to our efforts to find stocks that consistently demonstrate the acceleration characteristics we seek, which proved difficult in the prevailing market and global economic environment. This, combined with increased stock price volatility, were the reasons for the uncharacteristically high turnover rate in 2001.

For International Growth, events that occurred in 2001 created significant challenges. For example, the extreme volatility in the markets in recent months has been dramatic, causing us to trade more frequently than is typical. In addition, the collapse of corporate earnings has made it increasingly difficult to find stocks that consistently demonstrate the characteristics we seek, which also resulted in more frequent trading. Due to these factors, portfolio turnover has been uncharacteristically high.

For International Discovery, the higher portfolio turnover rate for 2001 resulted from efforts to improve the fund's performance, which included replacing underperforming stocks and increasing the fund's diversification across a broader range of industries. As a result, a greater number of stocks were sold and purchased during 2001 than has been the fund's historical practice.

For Emerging Markets, the increased portfolio turnover rate is principally due to the increase in volatility of the asset class and, more significantly, the large investment cash flows of the fund.

                                                                             17

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment adviser, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors, (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

                                                                                    Number of
                                                                                    Portfolios
                                                                                    in Fund
                         Position(s)    Length                                      Complex       Other
                         Held           of Time                                     Overseen      Directorships
                         with           Served     Principal Occupation(s)          by            Held by
Name, Address (Age)      Fund           (years)    During Past 5 Years              Director      Director
-----------------------------------------------------------------------------------------------------------------------
Interested Directors
----------------------------------------------------------------------------------------------------------------------
James E. Stowers, Jr.    Director,      43         Chairman, Director and           38            Director, ACC
4500 Main Street         Chairman                  controlling shareholder, ACC
Kansas City, MO 64111    of the                    Chairman , ACIM, ACSC and
(78)                     Board                     other ACC subsidiaries
                                                   Director, ACIM, ACSC and
                                                   other ACC subsidiaries(1)
-----------------------------------------------------------------------------------------------------------------------
James E. Stowers III     Director,      11         Co-Chairman, ACC                 76            None
4500 Main Street         Chairman                  (September 2000 to present)
Kansas City, MO 64111    of the                    Chief Executive Officer, ACC
(43)                     Board                     (June 1996 to September 2000)
                                                   Chief Executive Officer,
                                                   ACIM, ACSC and
                                                   other ACC subsidiaries
                                                   Director, ACC, ACIM, ACSC
                                                   and other ACC subsidiaries
                                                   President, ACC
                                                   (January 1995 to June 1997)
                                                   President, ACIM and ACSC
                                                   (April 1993 to August 1997)
-----------------------------------------------------------------------------------------------------------------------
Independent Directors
----------------------------------------------------------------------------------------------------------------------
Thomas A. Brown          Director       21         Strategic Account                38            None
4500 Main Street                                   Implementation Manager,
Kansas City, MO 64111                              Applied Industrial
(62)                                               Technologies, Inc.,
                                                   a corporation engaged in
                                                   the sale of bearings and
                                                   power transmission products
-----------------------------------------------------------------------------------------------------------------------
Robert W. Doering, M.D.  Director       Less       Retired, formerly a              38            None
4500 Main Street         Emeritus(2)    than       general surgeon
Kansas City, MO 64111                   1 year
(69)
-----------------------------------------------------------------------------------------------------------------------
Andrea C. Hall, Ph.D.    Director       4          Senior Vice President,           38            Director, Midwest
4500 Main Street                                   Midwest Research Institute                     Research Institute
Kansas City, MO
64111
(57)
-----------------------------------------------------------------------------------------------------------------------
D.D. (Del) Hock          Director       5          Retired, formerly Chairman,      38            Director, RMI.NET
4500 Main Street                                   Public Service Company                         Inc., Hathaway
Kansas City, MO 64111                              of Colorado                                    Corporation and J.D.
(67)                                                                                              Edwards & Company
------------------------------------------------------------------------------------------------------------------------

18

                                                                                    Number of
                                                                                    Portfolios
                                                                                    in Fund
                         Position(s)    Length                                      Complex       Other
                         Held           of Time                                     Overseen      Directorships
                         with           Served     Principal Occupation(s)          by            Held by
Name, Address (Age)      Fund           (years)    During Past 5 Years              Director      Director
----------------------------------------------------------------------------------------------------------------------
Donald H. Pratt          Director,      6          Chairman,                        38            Director, Butler
4500 Main Street         Vice                      Western Investments, Inc.                      Manufacturing
Kansas City, MO 64111    Chairman                  Chairman of the Board,                         Company
(64)                     of the                    Butler Manufacturing Company                   Director, Atlas-Copco,
                         Board                                                                    North America Inc
----------------------------------------------------------------------------------------------------------------------
Gale E. Sayers           Director       1          President, Chief Executive       38            None
4500 Main Street                                   Officer and Founder,
Kansas City, MO 64111                              Sayers Computer Source
(58)
------------------------------------------------------------------------------------------------------------------------
M. Jeannine Strandjord   Director       7          Senior Vice President,           38            Director, DST
4500 Main Street                                   Finance--Global Markets Group,                 Systems, Inc.
Kansas City, MO 64111                              Sprint Corporation
(56)
------------------------------------------------------------------------------------------------------------------------
Timothy S. Webster       Director       Less       President and Chief              38            None
4500 Main Street                        than       Executive Officer,
Kansas City, MO 64111                   1 year     American Italian Pasta
(40)
Company
------------------------------------------------------------------------------------------------------------------------
Officers
----------------------------------------------------------------------------------------------------------------------
William M. Lyons         President      1          Chief Executive Officer, ACC     Not applicable  Not applicable
4500 Main St.                                      and other ACC subsidiaries
Kansas City, MO 64111                              (September 2000 to present)
(46)                                               President, ACC
                                                   (June 1997 to present)
                                                   Chief Operating Officer, ACC
                                                   (June 1996 to September 2000)
                                                   General Counsel, ACC,
                                                   ACIM, ACIS, ACSC and
                                                   other ACC subsidiaries
                                                   (June 1989 to June 1998)
                                                   Executive Vice President, ACC,
                                                   (January 1995 to June 1997)
                                                   Also serves as: Executive Vice
                                                   President and Chief Operating
                                                   Officer, ACIM, ACIS, ACSC
                                                   and other ACC subsidiaries, and
                                                   Executive Vice President of
                                                   other ACC subsidiaries
------------------------------------------------------------------------------------------------------------------------
Robert T. Jackson        Executive      6          Chief Administrative Officer,    Not applicable  Not applicable
4500 Main St.            Vice                      ACC (August 1997 to present)
Kansas City, MO 64111    President                 Chief Financial Officer, ACC
(56)                     and                       (May 1995 to present)
                         Chief                     President, ACSC
                         Financial                 (January 1999 to present)
                         Officer                   Executive Vice President,
                                                   ACC (May 1995 to present)
                                                   Also serves as: Executive
                                                   Vice President and Chief
                                                   Financial Officer, ACIM, ACIS
                                                   and other ACC subsidiaries,
                                                   and Treasurer of ACC and
                                                   other ACC subsidiaries
----------------------------------------------------------------------------------------------------------------------

                                                                             19

                                                                                    Number of
                                                                                    Portfolios
                                                                                    in Fund
                         Position(s)    Length                                      Complex         Other
                         Held           of Time                                     Overseen        Directorships
                         with           Served     Principal Occupation(s)          by              Held by
Name, Address (Age)      Fund           (years)    During Past 5 Years              Director        Director
----------------------------------------------------------------------------------------------------------------------

Maryanne Roepke, CPA     Senior         1          Senior Vice President and        Not applicable  Not applicable
4500 Main St.            Vice                      Assistant Treasurer, ACSC
Kansas City, MO 64111    President,
(46)                     Treasurer
                         and Chief
                         Accounting
                         Officer
----------------------------------------------------------------------------------------------------------------------
David C. Tucker          Senior         1          Senior Vice President, ACIM,     Not applicable  Not applicable
4500 Main St.            Vice                      ACIS, ACSC and other ACC
Kansas City, MO 64111    President                 subsidiaries
(43)                     and                       (June 1998 to present)
                         General                   General Counsel, ACC, ACIM,
                         Counsel                   ACIS, ACSC and other
                                                   ACC subsidiaries
                                                   (June 1998 to present)
                                                   Consultant to mutual
                                                   fund industry
                                                   (May 1997 to April 1998)
                                                   Vice President and General
                                                   Counsel, Janus Companies
                                                   (1990 to 1997)
----------------------------------------------------------------------------------------------------------------------
Robert Leach             Controller     4          Vice President, ACSC             Not applicable  Not applicable
4500 Main St.                                      February 2000 to present)
Kansas City, MO 64111                              Controller-Fund Accounting,
(35)                                               ACSC
----------------------------------------------------------------------------------------------------------------------
C. Jean Wade             Controller     8          Vice President, ACSC             Not applicable  Not applicable
4500 Main St.                                      (February 2000 to present)
Kansas City, MO 64111                              Controller-Fund Accounting,
(38)                                               ACSC
----------------------------------------------------------------------------------------------------------------------
Jon Zindel               Tax Officer    4          Vice President, Corporate Tax,   Not applicable  Not applicable
4500 Main St.                                      ACSC (April 1998 to present)
Kansas City, MO 64111                              Vice President, ACIM, ACIS and
(34)                                               other ACC subsidiaries
                                                   (April 1999 to present)
                                                   President, American Century
                                                   Employee Benefit Services, Inc.
                                                   (January 2000 to December 2000)
                                                   Treasurer, American Century
                                                   Employee Benefit Services, Inc.
                                                   (December 2000 to present)
                                                   Treasurer, American Century
                                                   Ventures, Inc.
                                                   (December 1999 to present)
                                                   Controller, ACSC
                                                   (July 1996 to April 1998)
----------------------------------------------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(2) Dr. Robert Doering resigned as a full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

20

On December 23, 1999, American Century Services Corporation (ACSC) entered into an agreement with DST Systems, Inc. (DST) under which DST would provide back office software for transfer agency services provided by ACSC (the Agreement).
For its software, ACSC pays DST fees based in part on the number of accounts and the number and type of transactions processed for those accounts. Through
November 30, 2001, DST received $19,600,000 in fees from ACSC. DST's revenue for the calendar year ended December 31, 2000 was approximately $1.36 billion.

Ms. Strandjord is a director of DST and a holder of 53,000 shares of DST common stock, which is less than one percent (1%) of the shares outstanding. Because of her official duties as a director of DST, she may be deemed to have an "indirect interest" in the Agreement. However, the Board of Directors of the funds was not required to nor did it approve or disapprove the Agreement since the provision of the services covered by the Agreement is within the discretion of ACSC. DST was chosen by ACSC for its industry-leading role in providing cost-effective back office support for mutual fund service providers such as ACSC. DST is the largest mutual fund transfer agent, servicing more than 75 million mutual fund accounts on its shareholder recordkeeping system. Ms. Strandjord's role as a director of DST was not considered by ACSC; she was not involved in any way with the negotiations between ACSC and DST; and her status as a director of either
DST or the funds was not a factor in the negotiations. The Board of Directors of the funds and Bryan Cave LLP, counsel to the independent directors of the funds, have concluded that the existence of this Agreement does not impair Ms.
Strandjord's ability to serve as an independent director under the Investment
Company Act.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Directors does not manage the funds, it has hired the advisor to do so. The directors, in carrying out their fiduciary duty under the Investment Company Act of 1940, are responsible for approving new and existing management contracts with the funds' advisor.  In carrying out these responsibilities, the board reviews material factors to evaluate such contracts, including (but not limited
to) assessment of information related to the advisor's performance and expense ratios, estimates of income and indirect benefits (if any) accruing to the advisor, the advisor's overall management and projected profitability, and services provided to the funds and their investors.

The board has the authority to manage the business of the funds on behalf of their investors, and it has all powers necessary or convenient to carry out that responsibility.  Consequently, the directors may adopt Bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such Bylaws do not reserve that right to the funds'
investors. They may fill vacancies in or reduce the number of board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more directors who may exercise the powers and authority of the board to the extent that the directors determine. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any committee of the board, to any agent or employee of the funds, or to any custodian, transfer or investor servicing agent, or principal underwriter.  Any determination as to what is in the interests of the funds made by the directors in good faith shall be conclusive.

                                                                             21

COMMITTEES

The board has four standing committees to oversee specific functions of the funds' operations. Information about these committees appears in the table below. The director first named serves as chairman of the committee.

                                                                                                     Number of
                                                                                                     Meetings Held
                                                                                                     During Last
Committee          Members                 Function                                                  Fiscal Year
----------------------------------------------------------------------------------------------------------------------
Executive          James E. Stowers, Jr.   The Executive Committee performs the functions            0
                   James E. Stowers III    of the Board of Directors between Board meetings,
                   Donald H. Pratt         subject to the limitations on its power set out in
                                           the Maryland General Corporation Law, and except
                                           for matters required by the Investment Company
                                           Act to be acted upon by the whole Board.
----------------------------------------------------------------------------------------------------------------------
Compliance         Andrea C. Hall, PhD     The Compliance and Shareholder Communications             4
and Shareholder    Thomas A. Brown         Committee reviews the results of the funds'
Communications     Gale E. Sayers          compliance testing program, reviews quarterly
                   Timothy S. Webster      reports from the Communications advisor
                                           to the Board regarding various compliance matters
                                           and monitors the implementation of the funds'
                                           Code of Ethics, including any violations.
----------------------------------------------------------------------------------------------------------------------
Audit              D.D. (Del) Hock         The Audit Committee recommends the engagement             4
                   Donald H. Pratt         of the funds' independent auditors and oversees its
                   Jeannine Strandjord     activities. The Committee receives reports from the
                                           advisor's Internal Audit Department, which is
                                           accountable to the Committee. The Committee also
                                           receives reporting about compliance matters
                                           affecting the funds.
----------------------------------------------------------------------------------------------------------------------
Board Governance   Donald H. Pratt         The Board Governance Committee primarily considers        0
                   Jeannine Strandjord     and recommends individuals for nomination as
                   Thomas A. Brown         directors. The names of potential director candidates
                                           are drawn from a number of sources, including
                                           recommendations from members of the Board,
                                           management and shareholders. This committee also
                                           reviews and makes recommendations to the Board
                                           with respect to the composition of Board committees
                                           and other Board-related matters, including its
                                           organization, size, composition, responsibilities,
                                           functions and compensation.
----------------------------------------------------------------------------------------------------------------------

Compensation of Directors

The directors serve as directors for six American Century investment companies.
Each director who is not an interested person as defined in the Investment
Company Act receives compensation for service as a member of the Board of all six such companies based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held.
These fees and expenses are divided among the six investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses.

22

The following table shows the aggregate compensation paid by the funds for the periods indicated and by the six investment companies served by the Board to each director who is not an interested person as defined in the Investment
Company Act.

AGGREGATE DIRECTOR COMPENSATION FOR FISCAL YEAR ENDED NOVEMBER 30, 2001
----------------------------------------------------------------------------------------------
                               Total Compensation      Total Compensation from the
Name of Director               from the Funds(1)       American Century Family of Funds(2)
----------------------------------------------------------------------------------------------
Thomas A. Brown                $7,581                  $74,000
----------------------------------------------------------------------------------------------
Robert W. Doering, M.D.        $7,132                  $69,500
----------------------------------------------------------------------------------------------
Andrea C. Hall, Ph.D.          $7,367                  $72,000
----------------------------------------------------------------------------------------------
D.D. (Del) Hock                $7,160                  $70,000
----------------------------------------------------------------------------------------------
Donald H. Pratt                $7,625                  $75,000
----------------------------------------------------------------------------------------------
Gale E. Sayers                 $7,274                  $71,000
----------------------------------------------------------------------------------------------
M. Jeannine Strandjord         $7,581                  $74,000
----------------------------------------------------------------------------------------------
Timothy S. Webster(3)          $142                    $1,500
----------------------------------------------------------------------------------------------

(1)  Includes compensation paid to the directors during the fiscal year ended
     November 30, 2001, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds' Independent
     Directors' Deferred Compensation Plan. The total amount of deferred compensation included in the preceding table is as follows: Mr. Brown,
     $1,396; Dr. Hall, $6,558; Mr. Hock, $6,558; Mr. Pratt, $2,266; Mr. Sayers,
     $6,772 and Ms. Strandjord, $520.

(2)  Includes compensation paid by the seven investment company members of the
     American Century family of funds served by this Board at the end of the fiscal year.

(3)  Mr. Webster joined the board on November 16, 2001.

The funds have adopted the American Century Mutual Funds' Independent Directors'
Deferred Compensation Plan. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds.

All deferred fees are credited to an account established in the name of the directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American
Century funds that are selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.

No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director's beneficiary or, if none, to the director's estate.

The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have voluntarily funded their obligations. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

                                                                             23

OWNERSHIP OF FUND SHARES

The directors owned shares in the funds as of December 31, 2001, as shown in the table below:

                                                                          Name of Directors(1)

-----------------------------------------------------------------------------------------------------------------------
                                                  James E.       James E.      Thomas A.    Robert W.     Andrea C
                                                Stowers, Jr.    Stowers III     Brown       Doering      Hall, Ph.D.
------------------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:
------------------------------------------------------------------------------------------------------------------------
  Global Growth                                        A             A             A            A            A
------------------------------------------------------------------------------------------------------------------------
  International Growth                                 B             E             C            E            C
------------------------------------------------------------------------------------------------------------------------
  International Opportunities                          A             A             A            A            A
------------------------------------------------------------------------------------------------------------------------
  International Discovery                              A             E             B            E            A
------------------------------------------------------------------------------------------------------------------------
  Emerging Markets                                     A             A             B            A            A
------------------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of Equity
Securities in all Registered Investment
Companies Overseen by Director in
Family of Investment Companies                         E             E             E             E           D
-----------------------------------------------------------------------------------------------------------------------

Ranges: A--none, B--$1-$10,000, C--$10,001-$50,000, D--$50,001-$100,000, E--More than $100,000

(1)  Mr. Webster did not own any shares as of December 31, 2001.

                                                                           Name of Directors

------------------------------------------------------------------------------------------------------------------------
                                                   D.D. (Del)          Donald          Gale E.        M. Jeannine
                                                      Hock            H. Pratt         Sayers          Strandjord
------------------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:
------------------------------------------------------------------------------------------------------------------------
  Global Growth                                         A                 A               A                 A
------------------------------------------------------------------------------------------------------------------------
  International Growth                                  D                 A               A                 A
------------------------------------------------------------------------------------------------------------------------
  International Opportunities                           A                 A               A                 A
------------------------------------------------------------------------------------------------------------------------
  International Discovery                               D                 A               A                 E
------------------------------------------------------------------------------------------------------------------------
  Emerging Markets                                      A                 A               A                 A
------------------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of
Equity
Securities in all Registered Investment
Companies Overseen by Director in
Family of Investment Companies                          E                 E               C                 E
------------------------------------------------------------------------------------------------------------------------

Ranges: A--none, B--$1-$10,000, C--$10,001-$50,000, D--$50,001-$100,000, E--More than $100,000

CODE OF ETHICS

The funds, their investment advisor and principal underwriter have adopted a code of ethics under Rule 17j-1 of the Investment Company Act and the code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the compliance department before making such investments.

24

THE FUNDS' PRINCIPAL SHAREHOLDERS

As of March 4, 2002, the following companies were the record owners of more than
5% of the outstanding shares of any class of the fund:

                                                                          Percentage of Outstanding
Fund              Shareholder                                             Shares Owned
-------------------------------------------------------------------------------------------------------
Global Growth
Investor          Charles Schwab & Co., Inc.                               6%
                  San Francisco, CA
-------------------------------------------------------------------------------------------------------
Advisor           Charles Schwab & Co., Inc.                              45%
                  San Francisco, CA

                  Boone County National Bank                              38%
                  Columbia, MO
-------------------------------------------------------------------------------------------------------
Institutional     Trustees of American Century                            87%
                  Profit Sharing & 401(k) Savings Plan & Trust
                  Kansas City, MO

                  UMB, Trustee                                             7%
                  American Century Services Corporation
                  Stock Option Surrender Plan Trust
                  Kansas City, MO
-------------------------------------------------------------------------------------------------------
International Growth
Investor          Charles Schwab & Co., Inc.                              12%
                  San Francisco, CA

                  Morgan Guaranty Trust of NY                              7%
                  Newark, DE

                  M L P F & S For the Sole Benefit of Its Customers        7%
                  Jacksonville, FL
-------------------------------------------------------------------------------------------------------
Advisor           Nationwide Insurance Company QPVA                       16%
                  Columbus, OH

                  Charles Schwab & Co., Inc.                              12%
                  San Francisco, CA

                  Wells Fargo Bank NA FBO                                  6%
                  Fidelity National Financial 401(k) Profit Sharing Plan
                  Minneapolis, MN

                  Nationwide Trust Company FSB                             6%
                  Columbus, OH
-------------------------------------------------------------------------------------------------------
Institutional     The Chase Manhattan Bank NA, Trustee                     9%
                  Robert Bosch Corporation New Star Plan & Trust
                  New York, NY

                  Charles Schwab & Co., Inc.                               8%
                  San Francisco, CA
-------------------------------------------------------------------------------------------------------
C                 Boone County National Bank                              25%
                  Columbia, MO

                  American Enterprise Investment Services                  8%
                  Minneapolis, MN

                  Donald Lufkin Jenrette                                   7%
                  Securities Corporation, Inc.
                  Jersey City, NJ
-------------------------------------------------------------------------------------------------------

                                                                             25

                                                                          Percentage of Outstanding
Fund              Shareholder                                             Shares Owned
-------------------------------------------------------------------------------------------------------
International Opportunities

Investor          American Century Investment Management, Inc.            23%
                  Kansas City, MO

                  Charles Schwab & Co., Inc.                               6%
                  San Francisco, CA
-------------------------------------------------------------------------------------------------------
International Discovery

Investor          Charles Schwab & Co., Inc.                              16%
                  San Francisco, CA
-------------------------------------------------------------------------------------------------------
Advisor           Arrowhead Trust, Inc.                                   38%
                  San Bernardino, CA

                  LaSalle Bank National Association                       32%
                  Chicago, IL

                  Sterling Trust Company, Custodian,                      30%
                  Lizardtech, Inc.
                  Denver, CO
-------------------------------------------------------------------------------------------------------
Institutional     Charles Schwab & Co., Inc.                              27%
                  San Francisco, CA

                  Pell Rudman Trust Company NA                            18%
                  Boston, MA

                  JP Morgan Chase Bank Trustee                            15%
                  401(k) Savings Plan of JP Morgan
                  Chase & Co Trust
                  Brooklyn, NY

                  Trustees of American Century                            10%
                  Profit Sharing & 401(k) Savings Plan & Trust
                  Kansas City, MO

                  US Bank NA, Trustee                                      8%
                  Ceridian Corporation Master Trust
                  St. Paul, MN

                  Goodness Ltd.                                            6%
                  Nassau, The Bahamas
-------------------------------------------------------------------------------------------------------

26

                                                                          Percentage of Outstanding
Fund              Shareholder                                             Shares Owned
-------------------------------------------------------------------------------------------------------
Emerging Markets

Investor          Charles Schwab & Co., Inc.                              15%
                  San Francisco, CA

                  Fidelity FIIOC, Trustee                                 10%
                  Covington, KY

                  Pershing Division of Donaldson Lufkin & Jenrette         9%
                  Jersey City, NJ

                  American Century Investment Management, Inc.             5%
                  Kansas City, MO
-------------------------------------------------------------------------------------------------------
Advisor           Charles Schwab & Co., Inc.                              55%
                  San Francisco, CA

                  Suntrust Bank, Trustee                                   8%
                  Southcorp USA Holdings, Inc.
                  Englewood, Co

                  Suntrust Bank, Trustee                                   7%
                  Tanning Research SP & Ret Services
                  Englewood, Co
-------------------------------------------------------------------------------------------------------
Institutional     1999 Irrevocable US Annuity & Gift Trust                50%
                  Clayton, MO

                  Trustees of American Century                            21%
                  Profit Sharing & 401(k) Savings Plan & Trust
                  Kansas City, MO

                  Goodness Ltd.                                           12%
                  Nassau, The Bahamas
-------------------------------------------------------------------------------------------------------

The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of a fund's outstanding shares. The funds are unaware of any other shareholders, beneficial or of record, who own more than
25% of the voting securities of American Century World Mutual Funds, Inc. As of
March 4, 2002, the officers  the funds, as a group, owned less than 1% of any class of a fund's outstanding shares.

SERVICE PROVIDERS

The funds have no employees. To conduct the funds' day-to-day activities, the funds have hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.

ACIM, ACSC and ACIS are wholly owned by ACC. James E. Stowers, Jr., Chairman of
ACC, controls ACC by virtue of his ownership of a majority of its voting stock.

INVESTMENT ADVISOR

American Century Investment Management, Inc. (ACIM) serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in the Prospectus under the heading Management.

                                                                             27

For services provided to the fund, the advisor receives a monthly fee based on a percentage of the average net assets of the fund. The funds (except for
International Opportunities) have a stepped fee structure, as follows:

Fund                          Class              Percentage of Net Assets
--------------------------------------------------------------------------------
Global Growth                 Investor           1.30% of first $1 billion
                                                 1.15% of the next $1 billion
                                                 1.05% over $2 billion
--------------------------------------------------------------------------------
                              Institutional      1.10% of first $1 billion
                                                 0.95% of the next $1 billion
                                                 0.85% over $2 billion
--------------------------------------------------------------------------------
                              Advisor            1.05% of first $1 billion
                                                 0.90% of the next $1 billion
                                                 0.80% over $2 billion
--------------------------------------------------------------------------------
                              C                  1.30% of first $1 billion
                                                 1.15% of the next $1 billion
                                                 1.05% over $2 billion
--------------------------------------------------------------------------------
International Growth          Investor           1.50% of first $1 billion
                                                 1.20% of the next $1 billion
                                                 1.10% over $2 billion
--------------------------------------------------------------------------------
                              Institutional      1.30% of first $1 billion
                                                 1.00% of the next $1 billion
                                                 0.90% over $2 billion
--------------------------------------------------------------------------------
                              Advisor            1.25% of first $1 billion
                                                 0.95% of the next $1 billion
                                                 0.85% over $2 billion
--------------------------------------------------------------------------------
                              C                  1.50% of first $1 billion
                                                 1.20% of the next $1 billion
                                                 1.10% over $2 billion
--------------------------------------------------------------------------------
International Opportunities   Investor           2.00%
--------------------------------------------------------------------------------
                              Institutional      1.80%
--------------------------------------------------------------------------------
International Discovery       Investor           1.75% of first $500 million
                                                 1.40% of the next $500 million
                                                 1.20% over $1 billion
--------------------------------------------------------------------------------
                              Institutional      1.55% of first $500 million
                                                 1.20% of the next $500 million
                                                 1.00% over $1 billion
--------------------------------------------------------------------------------
                              Advisor            1.50% of first $500 million
                                                 1.15% of the next $500 million
                                                 0.95% over $1 billion
--------------------------------------------------------------------------------
Emerging Markets              Investor           2.00% of first $500 million
                                                 1.50% of the next $500 million
                                                 1.25% over $1 billion
--------------------------------------------------------------------------------
                              Institutional      1.80% of first $500 million
                                                 1.30% of the next $500 million
                                                 1.05% over $1 billion
--------------------------------------------------------------------------------
                              Advisor            1.75% of first $500 million
                                                 1.25% of the next $500 million
                                                 1.00% over $1 billion
--------------------------------------------------------------------------------
                              C                  2.00% of first $500 million
                                                 1.50% of the next $500 million
                                                 1.25% over $1 billion
--------------------------------------------------------------------------------

On the first business day of each month, the funds pay a management fee to the advisor for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value

28

of a fund's net assets during the previous month. This number is then multiplied by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

The management agreement between the corporation and the advisor shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of fund shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by

(1) the funds' Board of Directors, or a majority of outstanding shareholder votes (as defined in the Investment Company Act) and

(2) the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the funds' Board of Directors or a majority of outstanding shareholder votes may terminate the management agreement at any time without payment of any penalty on 60 days' written notice to the advisor.
The management agreement shall be automatically terminated if it is assigned.

The management agreement states that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, render services to others, and devote time and attention to any other business whether of a similar or dissimilar nature.

Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. Such transactions will be allocated among clients in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and allocate transaction costs on a pro rata basis. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

Unified management fees incurred by each fund by class for the fiscal periods ended November 30, 2001, 2000 and 1999, are indicated in the following table.

                                                                             29

UNIFIED MANAGEMENT FEES
---------------------------------------------------------------------------------------------------------
Fund                                  2001                      2000                       1999
----------------------------------------------------------------------------------------------------------
Global Growth
  Investor                         $4,409,433               $ 5,741,938               $ 1,644,937
  Advisor                              14,035                     4,080                       483
  Institutional(1)                     50,816                    20,132                       N/A
  C                                       N/A                       N/A                       N/A
----------------------------------------------------------------------------------------------------------
International Growth
  Investor                        $47,929,083                57,685,724                36,878,929
  Advisor                           1,984,980                 1,278,364                   364,444
  Institutional                     3,637,748                 3,276,463                   444,815
  C(2)                                    380                       N/A                       N/A
----------------------------------------------------------------------------------------------------------
International Opportunities(3)
  Investor                            $53,982                       N/A                       N/A
  Institutional                           N/A                       N/A                       N/A
----------------------------------------------------------------------------------------------------------
International Discovery
  Investor                        $18,537,181               $27,823,372               $14,437,198
  Advisor                               4,756                     5,540                       285
  Institutional                     2,965,328                 3,568,981                 1,531,868
----------------------------------------------------------------------------------------------------------
Emerging Markets
  Investor                         $1,703,333                 2,439,641                   876,060
  Advisor                               7,337                     6,159                       838
  Institutional                       369,360                   558,475                   192,678
  C                                       N/A                       N/A                       N/A
----------------------------------------------------------------------------------------------------------

(1)  Commenced operations August 1, 2000.

(2)  Commenced operations June 4, 2001.

(3)  Commenced operations June 1, 2001.

TRANSFER AGENT AND ADMINISTRATOR

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri
64111, acts as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software and personnel, for the day-to-day administration of the funds and the advisor. The advisor pays
ACSC for these services.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.

DISTRIBUTOR

The funds' shares are distributed by American Century Investment Services, Inc., a registered broker-dealer. The distributor is a wholly owned subsidiary of ACC and its principal business address is 4500 Main Street, Kansas City, Missouri
64111.

The distributor is the principal underwriter of the funds' shares. The distributor makes a continuous, best efforts underwriting of the funds' shares.
This means the distributor has no liability for unsold shares.

30

OTHER SERVICE PROVIDERS

CUSTODIAN BANKS

J.P. Morgan Chase and Co., 770 Broadway, 10th Floor, New York, New York
10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105,
each serves as custodian of the funds' assets. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT AUDITORS

Deloitte & Touche LLP is the independent auditor of the funds. The address of
Deloitte & Touche LLP is 1010 Grand Boulevard, Kansas City, Missouri 64106. As
the independent auditor of the funds, Deloitte & Touche LLP provides services including:

(1) auditing the annual financial statements for each fund,
(2) assisting and consulting in connection with SEC filings and
(3) reviewing the annual federal income tax return filed for each fund.

BROKERAGE ALLOCATION

Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the advisor may take into consideration the factors discussed below when selecting brokers.

The advisor receives statistical and other information and services, including research, without cost from brokers and dealers. The advisor evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The advisor intends to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of services required to be performed by the advisor. The advisor does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.

In the years ended November 30, 2001, 2000 and 1999, the brokerage commissions of each fund were:

Fund                                       2001                     2000                     1999
----------------------------------------------------------------------------------------------------------
Global Growth                           $ 2,049,860              $ 1,318,821              $   557,921
International Growth                    $24,507,458              $17,386,139              $11,652,482
International Opportunities(1)          $    51,577                      N/A                      N/A
International Discovery                 $10,869,763              $ 9,769,808              $ 5,484,404
Emerging Markets                        $ 2,175,405              $ 1,780,641              $   814,884
----------------------------------------------------------------------------------------------------------

(1)  Commenced operations June 1, 2001.

The brokerage commissions paid by the funds may exceed those that another broker might have charged for effecting the same transactions, because of the value of the brokerage and

                                                                             31

research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.

The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the advisor believe that the facilities, expert personnel and technological systems of a broker often enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds regularly place their over-the-counter transactions with principal market makers but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

INFORMATION ABOUT FUND SHARES

Each of the funds named on the front of this Statement of Additional Information is a series of shares issued by the corporation, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See Multiple Class Structure, which follows. Additional funds and classes may be added without a shareholder vote.

Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so investors holding more than 50% of the corporation's (all funds') outstanding shares may be able to elect a Board of
Directors. The corporation undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of your investment. The election of directors is determined by the votes received from all the corporation's shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.

The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investment and other assets held for each series or class. Your rights as a shareholder are the same for all series or class of securities unless otherwise stated. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.

In the event of complete liquidation or dissolution of the funds, shareholders of each series or class of shares will be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.

Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.

MULTIPLE CLASS STRUCTURE

The corporation's Board of Directors has adopted a multiple class plan (the
Multiclass Plan) pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to four classes of shares: an Investor Class, an
Institutional Class, an Advisor Class and a C Class. Not all funds offer all four classes.

The Investor Class is made available to investors directly without any load or commission, for a single unified management fee. The Institutional and Advisor
Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the advisor as Investor

32

Class shareholders. As a result, the advisor is able to charge these classes a lower total management fee. In addition to the management fee, however, the
Advisor Class shares are subject to a Master Distribution and Shareholder
Services Plan (the Advisor Class Plan). The C Class also is made available through financial intermediaries, for purchase by individual investors using
"wrap account" style advisory and personal services from the intermediary. The total management fee is the same as for Investor Class, but the C Class shares also are subject to a Master Distribution and Individual Shareholder Services
Plan (the C Class Plan) described below. The Advisor Class Plan and the C Class
Plan have been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company
Act.

Rule 12b-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of
Directors and approved by its shareholders. Pursuant to such rule, the Board of
Directors and initial shareholder of the funds' Advisor and C Classes have approved and entered into the Advisor Class Plan and the C Class Plan. The Plans are described below.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the funds [as defined in the Investment
Company Act], hereafter referred to as the independent directors ) determined that there was a reasonable likelihood that the Plans would benefit the funds and the shareholders of the affected class. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of
Directors (including a majority of the independent directors), except that the
Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding shareholder votes of the affected class.

All fees paid under the Plans will be made in accordance with Section 26 of the
Rules of Fair Practice of the National Association of Securities Dealers (NASD).

Master Distribution and Shareholder Services Plan (Advisor Class Plan)

As described in the Prospectus, the funds' Advisor Class shares are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The funds' distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for Advisor Class shareholders. In addition to such services, the financial intermediaries provide various distribution services.

To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds'
advisor has reduced its management fee by 0.25% per annum with respect to the
Advisor Class shares and the funds' Board of Directors has adopted the Advisor
Class Plan. Pursuant to the Advisor Class Plan, the Advisor Class pays the distributor a fee of 0.50% annually of the aggregate average daily asset value of the funds' Advisor Class shares, 0.25% of which is paid for

                                                                             33

shareholder services (described below) and 0.25% of which is paid for distribution services. During the fiscal year ended November 30, 2001, the aggregate amount of fees paid under the Advisor Class Plan were:

    Global Growth                   $6,682
    International Discovery         $1,996
    International Growth            $1,031,196
    Emerging Markets                $2,094

Payments may be made for a variety of shareholder services, including, but are not limited to:

(a) receiving, aggregating and processing purchase, exchange and redemption requests from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment media) of shares and placing purchase, exchange and redemption orders with the funds'
    distributor;

(b) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;

(c) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses;

(d) providing and maintaining elective services such as check writing and wire transfer services;

(e) acting as shareholder of record and nominee for beneficial owners;

(f) maintaining account records for shareholders and/or other beneficial owners;

(g) issuing confirmations of transactions;

(h) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting;

(i) preparing and forwarding investor communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners;

(j) providing other similar administrative and sub-transfer agency services; and

(k) paying service fees for the provision of personal, continuing services to the shareholders as contemplated by the Rules of Fair Practice of the NASD.

Shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.
During the fiscal year ended November 30, 2001, the amount of fees paid under the Advisor Class Plan for shareholder services were:

    Global Growth                   $3,341
    International Discovery         $998
    International Growth            $515,598
    Emerging Markets                $1,047

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to:

(a) the payment of sales commissions, on going commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements;

(b) compensation to registered representatives or other employees of the distributor who engage in or support distribution of the funds' Advisor
    Class shares;

(c) compensation to, and expenses (including overhead and telephone expenses)
    of, the distributor;

34

(d) printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

(e) preparing, printing and distributing sales literature and advertising materials provided to the funds' shareholders and prospective shareholders;

(f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

(g) providing facilities to answer questions from prospective shareholders about fund shares;

(h) complying with federal and state securities laws pertaining to the sale of fund shares;

(i) assisting shareholders in completing application forms and selecting dividend and other account options;

(j) providing other reasonable assistance in connection with the distribution of fund shares;

(k) organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;

(l) profit on the foregoing;

(m) paying service fees for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD; and

(n) such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds' distributor and in accordance with Rule 12b-1 of the Investment Company Act.

During the fiscal year ended November 30, 2001, the amount of fees paid under the Advisor Class Plan for distribution services were:

    Global Growth                   $3,341
    International Discovery         $998
    International Growth            $515,598
    Emerging Markets                $1,047

Master Distribution and Individual Shareholder Services Plan (C Class Plan)

As described in the Prospectuses, the C Class shares of the funds are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds' distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for C Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds'
Board of Directors has adopted the C Class Plan. Pursuant to the C Class Plan, the C Class pays the Advisor, as paying agent for the fund, a fee equal to 1.00%
annually of the average daily net asset value of the C Class shares, .25% of which is paid for individual shareholder services as described below and .75% of which is paid for distribution services as described below. During the fiscal year ended November 30, 2001, the aggregate amount of fees paid under the C
Class plan was International Growth, $309.

                                                                             35

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a) providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;

(b) creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;

(c) conducting proprietary research about investment choices and the market in general;

(d) periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;

(e) consolidating shareholder accounts in one place; and

(f) other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds. During the final year ended November 30, 2001, the fees paid under the C
Class Plan for shareholder services was International Growth, $77.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of C Class shares, which services may include but are not limited to:

(a) the payment of sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell C Class shares pursuant to selling agreements;

(b) compensation to registered representatives or other employees of the distributor who engage in or support distribution of the funds' C Class shares;

(c) compensation to, and expenses (including overhead and telephone expenses)
    of, the distributor;

(d) printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

(e) preparing, printing and distributing sales literature and advertising materials provided to the funds' shareholders and prospective shareholders;

(f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

(g) providing facilities to answer questions from prospective shareholders about fund shares;

(h) complying with federal and state securities laws pertaining to the sale of fund shares;

(i) assisting shareholders in completing application forms and selecting dividend and other account options;

(j) providing other reasonable assistance in connection with the distribution of fund shares;

(k) organizing and conducting of sales seminars and payments in the form of transactional and compensation or promotional incentives;

(l) profit on the foregoing;

(m) paying service fees for providing personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD; and

(n) such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds' distributor and in accordance with Rule 12b-1 of the Investment Company Act.

During the fiscal year ended November 30, 2001, the amount of fees paid under the C Class Plan for distribution services was International Growth, $232.

36

Dealer Concessions

The funds' distributor expects to pay sales commissions to the financial intermediaries who sell C Class shares of the fund at the time of such sales.
Payments will equal 1.00% of the purchase price of the C Class shares sold by the intermediary. The distributor will retain the distribution fee paid by the funds for the first 13 months after the shares are purchased. This fee is intended in part to permit the distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first 13 months, the distributor will make the distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a monthly basis.

BUYING AND SELLING FUND SHARES

Information about buying, selling and exchanging fund shares is contained in the funds' Prospectuses and in Your Guide to American Century Services. The
Prospectuses and guide are available to investors without charge and may be obtained by calling us.

VALUATION OF A FUND'S SECURITIES

Each fund's net asset value (NAV) is calculated as of the close of business of the New York Stock Exchange (the Exchange), each day the Exchange is open for business. The Exchange usually closes at 4 p.m. Eastern time. The Exchange typically observes the following holidays: New Year's Day, Martin Luther King
Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

Each fund's NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

The portfolio securities of each fund that are listed or traded on a domestic securities exchange are valued at the last sale price on that exchange except as otherwise noted. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded or as of the close of the New
York Stock Exchange, if that is earlier. That value is then converted to U.S.
dollars at the prevailing foreign exchange rate. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the directors determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of Directors.

The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.

                                                                             37

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established, but before the net asset value per share was determined, that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Trading of these securities in foreign markets may not take place on every day that the Exchange is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the Exchange is not open and on which the funds' net asset values are not calculated. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculations and the value of the funds' portfolios may be affected on days when shares of the fund may not be purchased or redeemed.

TAXES

FEDERAL INCOME TAX

Each fund intends to qualify annually as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By so qualifying, a fund will be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders. If a fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to investors and eliminating investors' ability to treat distributions received from the funds in the same manner in which they were realized by the funds.

If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Dividends received by the funds on shares of stock of domestic corporations may qualify for the 70% dividends received deduction to the extent that the fund held those shares for more than 45 days. Distributions from gains on assets held by the funds longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the funds. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividend you received on those shares.

Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.

If more than 50% of the value of a fund's total assets at the end of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be deducted in computing net investment income.

38

If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed ordinary income regardless of how long the fund holds the investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute them to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

As of November 30, 2001, the funds in the table below had the following capital loss carryovers. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset or expired.

Fund                                       Capital Loss Carryover
--------------------------------------------------------------------------------
International Growth                       $880,802,280 (expiring in 2009)
International Discovery                    $128,430,033 (expiring in 2009)
Emerging Markets                           $ 26,774,355 (expiring in 2009)
Global Growth                              $ 80,277,883 (expiring in 2009)
International Opportunities                $    891,111 (expiring in 2009)

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate of reportable payments (which may include dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed.

A redemption of shares of a fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and you will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale"
rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

STATE AND LOCAL TAXES

Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on
U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your state.

                                                                             39

HOW FUND PERFORMANCE INFORMATION IS CALCULATED

The funds may quote performance in various ways. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return, average annual total return or yield.

All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

Total returns quoted in advertising and sales literature reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gains distributions (if any) and any change in the fund's NAV during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund during a stated
period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100%
over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the funds' performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

The tables below set forth the average annual total returns for the various classes of the funds for the one-, five- and 10-year periods (or the period since inception) ended November 30, 2001, the last day of the funds' most recent fiscal year.

In addition to average annual total returns, each fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period, including periods other than one, five and 10 years.
Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.

Return Before Taxes shows the actual change in the value of the fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares.  The two after-tax returns take into account taxes that may be associated with owning the fund shares.  Return After
Taxes on Distributions is a fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown.  Return After
Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

40

AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS (Fiscal Year Ended November 30, 2001)
----------------------------------------------------------------------------------------------------------------------
Fund                                    1 year         5 years      10 years      From Inception   Inception Date
-----------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH                                                                                      December 1, 1998
Return Before Taxes                     -23.62%          N/A           N/A        11.47%
Return After Taxes on Distributions     -25.16%          N/A           N/A        10.17%
Return After Taxes on
Distributions
and Sale of Fund Shares                 -13.21%          N/A           N/A        9.07%
-----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH                                                                               May 9, 1991
Return Before Taxes                     -24.18%        7.86%        10.65%        10.52%
Return After Taxes on Distributions     -26.64%        5.10%         8.73%           N/A
Return After Taxes on
Distributions
and Sale of Fund Shares                 -11.92%        5.85%         8.40%           N/A
-----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES                                                                        June 1, 2001
Return Before Taxes                         N/A          N/A           N/A        -2.60%
Return After Taxes on Distributions         N/A          N/A           N/A        -2.60%
Return After Taxes on
Distributions
and Sale of Fund Shares                     N/A          N/A           N/A        -1.58%
-----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY                                                                            April 1, 1994
Return Before Taxes                     -20.17%       11.95%           N/A        13.77%
Return After Taxes on Distributions     -21.90%       10.46%           N/A        12.74%
Return After Taxes on
Distributions
and Sale of Fund Shares                  -9.89%        9.68%           N/A        11.58%
-----------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS                                                                                   September 30, 1997
Return Before Taxes                     -10.28%          N/A           N/A        -4.10%
Return After Taxes on Distributions     -10.92%          N/A           N/A        -4.27%
Return After Taxes on
Distributions
and Sale of Fund Shares                  -5.49%          N/A           N/A        -3.20%
-----------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS - INSTITUTIONAL CLASS (Fiscal Year Ended November 30, 2001)
----------------------------------------------------------------------------------------------------------------------
Fund                                            1 year           5 years       From Inception     Inception Date
----------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH                                                                                     August 1, 2000
Return Before Taxes                             -23.53%          N/A           -24.58%
Return After Taxes on Distributions             -25.10%          N/A           -25.76%
Return After Taxes on
Distributions
and Sale of Fund Shares                         -13.15%          N/A           -19.41%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH                                                                              November 20, 1997
Return Before Taxes                             -23.96%          N/A             5.53%
Return After Taxes on Distributions             -26.48%          N/A             3.00%
Return After Taxes on
Distributions
and Sale of Fund Shares                         -11.78%          N/A             4.19%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY                                                                           January 2, 1998
Return Before Taxes                             -19.97%          N/A            10.54%
Return After Taxes on Distributions             -21.70%          N/A             9.51%
Return After Taxes on
Distributions
and Sale of Fund Shares                          -9.77%          N/A             8.79%
----------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS                                                                                  January 28, 1999
Return Before Taxes                             -10.01%          N/A             8.11%
Return After Taxes on Distributions             -10.65%          N/A             7.83%
Return After Taxes on
Distributions
and Sale of Fund Shares                          -5.34%          N/A             6.61%

                                                                             41

AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS (Fiscal Year Ended November 30, 2001)
--------------------------------------------------------------------------------------------------------------------
Fund                                         1 year             5 years       From Inception     Inception Date
---------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH                                                                                    February 5, 1999
Return Before Taxes                          -23.97%            N/A           7.68%
Return After Taxes on Distributions          -25.44%            N/A           6.40%
Return After Taxes on
Distributions
and Sale of Fund Shares                      -13.44%            N/A           5.96%
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH                                                                             October 1, 1996
Return Before Taxes                          -24.45%            7.62%         8.13%
Return After Taxes on Distributions          -26.84%            4.93%         5.58%
Return After Taxes on
Distributions
and Sale of Fund Shares                      -12.08%            5.69%         6.20%
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY                                                                          April 28, 1998
Return Before Taxes                          -20.43%            N/A           4.69%
Return After Taxes on Distributions          -22.16%            N/A           3.66%
Return After Taxes on
Distributions
and Sale of Fund Shares                      -10.03%            N/A           4.09%
---------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS                                                                                 May 12, 1999
Return Before Taxes                          -10.32%            N/A          -2.35%
Return After Taxes on Distributions          -10.96%            N/A          -2.62%
Return After Taxes on
Distributions
and Sale of Fund Shares                       -5.52%            N/A          -1.80%
---------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS - C CLASS (Fiscal Year Ended November 30, 2001)
------------------------------------------------------------------------------------------------------------
Fund                                                                 From Inception     Inception Date
------------------------------------------------------------------------------------------------------------
International Growth                                                                    June 4, 2001
Return Before Taxes                                                  -15.48%
Return After Taxes on Distributions                                  -15.48%
Return After Taxes on Distributions
and Sale of Fund Shares                                               -9.43%
------------------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

The funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System);
the federal funds and discount rates (source: Federal Reserve Bank of New York);
yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities
(source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.);
total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various
U.S. and foreign government reports; the junk bond market (source: Data
Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price);
rankings of any mutual fund or mutual fund category tracked by Lipper, Inc. or
Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute;
Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indices of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The funds also may utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance or to provide general information about the funds.

42

PERMISSIBLE ADVERTISING INFORMATION

From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders:

(1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging);

(2) discussions of general economic trends;

(3) presentations of statistical data to supplement such discussions;

(4) descriptions of past or anticipated portfolio holdings for one or more of the funds;

(5) descriptions of investment strategies for one or more of the funds;

(6) descriptions or comparisons of various savings and investment products
    (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds;

(7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks;

(8) discussions of fund rankings or ratings by recognized rating organizations;
    and

(9) testimonials describing the experience of persons that have invested in one or more of the funds.

The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

MULTIPLE CLASS PERFORMANCE ADVERTISING

Pursuant to the Multiple Class Plans, the corporation may issue additional classes of existing funds or introduce new funds with multiple classes available for purchase. To the extent a new class is added to an existing fund, the managers may, in compliance with SEC and NASD rules, regulations and guidelines, market the new class of shares using the historical performance information of the original class of shares. When quoting performance information for a new class of shares for periods prior to the first full quarter after inception, the original class' performance will be restated to reflect the expenses of the new class and for periods after the first full quarter after inception, actual performance of the new class will be used.

FINANCIAL STATEMENTS

The financial statements for the funds have been audited by Deloitte & Touche
LLP, independent auditors. Their Independent Auditors' Report and the financial statements included in the funds' Annual Report for the fiscal year ended
November 30, 2001 are incorporated herein by reference.

                                                                             43

EXPLANATION OF FIXED-INCOME SECURITIES RATINGS

As described in the Prospectus and in this SAI, some of the funds may invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions as noted in the Prospectus. The following is a summary of the rating categories referenced in the Prospectus.

RATINGS OF CORPORATE DEBT SECURITIES
--------------------------------------------------------------------------------

Standard & Poor's
--------------------------------------------------------------------------------
AAA             This is the highest rating assigned by S&P to a debt
                obligation. It indicates an extremely strong capacity to pay interest and repay principal.
--------------------------------------------------------------------------------
AA              Debt rated in this category is considered to have a very
                strong capacity to pay interest and repay principal. It differs from the highest-rated obligations only in small degree.
--------------------------------------------------------------------------------
A               Debt rated A has a strong capacity to pay interest and
                repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic
                conditions than debt in higher-rated categories.
--------------------------------------------------------------------------------
BBB             Debt rated in this category is regarded as having an
                adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse
                economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below BBB is regarded as having significant speculative characteristics.
--------------------------------------------------------------------------------
BB              Debt rated in this category has less near-term
                vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal
                payments. The BB rating also is used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.
--------------------------------------------------------------------------------
B               Debt rated in this category is more vulnerable to
                nonpayment than obligations rated 'BB', but currently has the capacity to pay interest and repay principal. Adverse business, financial, or economic conditions will likely impair the
                obligor's capacity or willingness to pay interest and repay principal.
--------------------------------------------------------------------------------
CCC             Debt rated in this category is currently vulnerable to
                nonpayment and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business,
                financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
--------------------------------------------------------------------------------
CC              Debt rated in this category is currently highly vulnerable to nonpayment. This rating category is also applied to debt subordinated to senior debt that is assigned an actual or
                implied CCC rating.
--------------------------------------------------------------------------------
C               The rating C typically is applied to debt subordinated to
                senior debt, and is currently highly vulnerable to nonpayment of interest and principal. This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but debt service payments are being continued.
--------------------------------------------------------------------------------
D               Debt rated in this category is in default. This rating is
                used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. It also will be used upon the filing of a bankruptcy petition for the taking of a similar action if debt service payments are jeopardized.
--------------------------------------------------------------------------------

44

Moody's Investors Service, Inc.
--------------------------------------------------------------------------------
Aaa             This is the highest rating assigned by Moody's to a debt
                obligation. It indicates an extremely strong capacity to pay interest and repay principal.
--------------------------------------------------------------------------------
Aa              Debt rated in this category is considered to have a very
                strong capacity to pay interest and repay principal and differs from Aaa issues only in a small degree. Together with Aaa debt, it comprises what are generally known as high-grade bonds.
--------------------------------------------------------------------------------
A               Debt rated in this category possesses many favorable
                investment attributes and is to be considered as
                upper-medium-grade debt. Although capacity to pay interest and repay principal are considered adequate, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
--------------------------------------------------------------------------------
Baa             Debt rated in this category is considered as medium-grade
                debt having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection
                parameters, adverse economic conditions or changing
                circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below Baa is regarded as having significant speculative characteristics.
--------------------------------------------------------------------------------
Ba              Debt rated Ba has less near-term vulnerability to default
                than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Often the
                protection of interest and principal payments may be very
                moderate.
--------------------------------------------------------------------------------
B               Debt rated B has a greater vulnerability to default, but
                currently has the capacity to meet financial commitments.
                Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The B rating category is also used for debt
                subordinated to senior debt that is assigned an actual or
                implied Ba or Ba3 rating.
--------------------------------------------------------------------------------
Caa             Debt rated Caa is of poor standing, has a currently
                identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The
                Caa rating is also used for debt subordinated to senior debt that is assigned an actual or implies B or B3 rating.
--------------------------------------------------------------------------------
Ca              Debt rated in this category represent obligations that are speculative in a high degree. Such debt is often in default or has other marked shortcomings.
--------------------------------------------------------------------------------
C               This is the lowest rating assigned by Moody's, and debt
                rated C can be regarded as having extremely poor prospects of attaining investment standing.
--------------------------------------------------------------------------------

                                                                             45

Fitch, Inc.
--------------------------------------------------------------------------------
AAA             Debt rated in this category has the lowest expectation of
                credit risk. Capacity for timely payment of financial
                commitments is exceptionally strong and highly unlikely to be adversely affected by foreseeable events.
--------------------------------------------------------------------------------
AA              Debt rated in this category has a very low expectation of
                credit risk. Capacity for timely payment of financial
                commitments is very strong and not significantly vulnerable to foreseeable events.
--------------------------------------------------------------------------------
A               Debt rated in this category has a low expectation of
                credit risk. Capacity for timely payment of financial
                commitments is strong, but may be more vulnerable to changes in circumstances or in economic conditions than debt rated in higher categories.
--------------------------------------------------------------------------------
BBB             Debt rated in this category currently has a low
                expectation of credit risk and an adequate capacity for timely payment of financial commitments. However, adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade
                category.
--------------------------------------------------------------------------------
BB              Debt rated in this category has a possibility of
                developing credit risk, particularly as the result of adverse economic change over time. However, business or financial
                alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
--------------------------------------------------------------------------------
B               Debt rated in this category has significant credit risk,
                but a limited margin of safety remains. Financial commitments currently are being met, but capacity for continued debt service payments is contingent upon a sustained, favorable business and economic environment.
--------------------------------------------------------------------------------
CCC, CC, C      Debt rated in these categories has a real possibility for
                default. Capacity for meeting financial commitments depends solely upon sustained, favorable business or economic
                developments. A CC rating indicates that default of some kind appears probable; a C rating signals imminent default.
--------------------------------------------------------------------------------
DDD, DD, D      The ratings of obligations in this category are based on
                their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
                'DDD' obligations have the highest potential for recovery, around 90%- 100% of outstanding amounts and accrued interest.
                'DD' indicates potential recoveries in the range of 50%-90% and
                'D' the lowest recovery potential, i.e., below 50%.

                Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated
               'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.
--------------------------------------------------------------------------------

To provide more detailed indications of credit quality, the Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly,
Moody's adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories.

46

COMMERCIAL PAPER RATINGS
---------------------------------------------------------------------------------------------------
S&P           Moody's         Description
---------------------------------------------------------------------------------------------------
A-1           Prime-1         This indicates that the degree of safety regarding timely payment
              (P-1)           is strong. Standard & Poor's rates those issues determined to possess extremely strong safety characteristics as A-1+.
---------------------------------------------------------------------------------------------------
A-2           Prime-2         Capacity for timely payment on commercial paper is satisfactory,
              (P-2)           but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.
---------------------------------------------------------------------------------------------------
A-3           Prime-3         Satisfactory capacity for timely repayment. Issues that carry this
              (P-3)           rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.
---------------------------------------------------------------------------------------------------

NOTE RATINGS
----------------------------------------------------------------------------------
S&P           Moody's         Description
----------------------------------------------------------------------------------
SP-1          MIG-1; VMIG-1   Notes are of the highest quality enjoying strong
                              protection from established cash flows of funds
                              for their servicing or from established and
                              broad-based access to the market for refinancing,
                              or both.
----------------------------------------------------------------------------------
SP-2          MIG-2; VMIG-2   Notes are of high quality with margins of
                              protection ample,   although not so large as in
                              the preceding group.
----------------------------------------------------------------------------------
SP-3          MIG-3; VMIG-3   Notes are of favorable quality with all security
                              elements accounted for, but lacking the undeniable
                              strength of the preceding grades. Market access
                              for refinancing, in particular, is likely to be
                              less  well established.
----------------------------------------------------------------------------------
SP-4          MIG-4; VMIG-4   Notes are of adequate quality carrying specific
                              risk but having protection and not distinctly or
                              predominantly speculative.
----------------------------------------------------------------------------------

                                                                             47

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

ANNUAL AND SEMIANNUAL REPORTS

Annual and semiannual reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

You can receive a free copy of the annual and semiannual reports, and ask questions about the funds and your accounts, by contacting American Century at the address or telephone numbers listed below.

If you own or are considering purchasing fund shares through

* an employer-sponsored retirement plan

* a bank

* a broker-dealer

* an insurance company

* another financial intermediary

you can receive the annual and semiannual reports directly from them.

You also can get information about the funds from the Security and Exchange
Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person        SEC Public Reference Room
                 Washington, D.C.
                 Call 202-942-8090 for hours.

On the Internet  * EDGAR database at www.sec.gov
                 * By email request at publicinfo@sec.gov

By mail          SEC Public Reference Section
                 Washington, D.C. 20549-0102

Investment Company Act File No. 811-6247

[american century logo and text logo (reg. sm)]

AMERICAN CENTURY INVESTMENTS
P.O. Box 419200
Kansas City, Missouri 64141-6200

INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

WWW.AMERICANCENTURY.COM

FAX
816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

BUSINESS; NOT-FOR-PROFIT AND
EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-353

SH-SAI-28747
0204

PART C    OTHER INFORMATION

ITEM 23.  Exhibits (all exhibits not filed herewith are being incorporated herein by reference).

(a)       (1) Articles of Incorporation of Twentieth Century World Investors,
          Inc., dated December 27, 1990 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 6 to the Registration Statement of the
          Registrant on March 29, 1996, File No. 33-39242).

          (2) Articles of Amendment of Twentieth Century World Investors, Inc.,
          dated August 10, 1993 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 9 to the Registration Statement of the
          Registrant on March 30, 1998, File No. 33-39242).

          (3) Articles Supplementary of Twentieth Century World Investors, Inc.,
          dated November 8, 1993 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 6 to the Registration Statement of the
          Registrant on March 29, 1996, File No. 33-39242).

          (4) Articles Supplementary of Twentieth Century World Investors, Inc.,
          dated April 24, 1995 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 6 to the Registration Statement of the
          Registrant on March 29, 1996, File No. 33-39242).

          (5) Articles Supplementary of Twentieth Century World Investors, Inc.,
          dated March 11, 1996 filed electronically as an Exhibit to
          Post-Effective Amendment No. 7 to the Registration Statement of the
          Registrant on June 13, 1996, File No. 33-9242).

          (6) Articles Supplementary of Twentieth Century World Investors, Inc.,
          dated September 9, 1996 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 9 to the Registration Statement of the
          Registrant on March 30, 1998, File No. 33-39242).

          (7) Articles of Amendment of Twentieth Century World Investors, Inc.,
          dated December 2, 1996 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 8 to the Registration Statement of the
          Registrant on March 31, 1997, File No. 33-39242).

          (8) Articles Supplementary of American Century World Mutual Funds,
          Inc., dated December 2, 1996 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 8 to the Registration Statement of the
          Registrant on March 31, 1997, File No. 33-39242).

          (9) Articles Supplementary of American Century World Mutual Funds,
          Inc., dated November 13, 1998 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 12 to the Registration Statement of the
          Registrant on November 13, 1998, File No. 33-39242).

          (10) Articles Supplementary of American Century World Mutual Funds,
          Inc., dated February 16, 1999 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 15 to the Registration Statement of the
          Registrant on March 31, 1999, File No. 33-39242).

          (11) Articles Supplementary of American Century World Mutual Funds,
          Inc., dated May 22, 2000 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 19 to the Registration Statement of the
          Registrant on May 24, 2000, File No. 33-39242).

          (12) Articles Supplementary of American Century World Mutual Funds,
          Inc. dated October 18, 2000 are included herein.

          (13) Articles Supplementary of American Century World Mutual Funds,
          Inc., dated March 5, 2001 (filed electronically as Exhibit a13 to
          Post-Effective Amendment No. 24 to the Registration Statement of the
          Registrant on April 19, 2001, File No. 33-39242).

          (14) Articles Supplementary of American Century World Mutual Funds,
          Inc. dated May 21, 2001 are included herein.

(b)       (1) By-Laws of Twentieth Century World Investors, Inc. (filed electronically as an Exhibit to Post-Effective Amendment No. 6 to the
          Registration Statement of the Registrant on March 29, 1996, File No.
          33-39242).

          (2) Amendment to the By-Laws of American Century World Mutual Funds,
          Inc. (filed electronically as Exhibit b2b to Post-Effective Amendment
          No. 9 to the Registration Statement of American Century Capital
          Portfolios, Inc. on February 17, 1998, File No. 33-64872).

(c)       Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh, Article Eighth, and Article
          Ninth of Registrant's Articles of Incorporation, appearing as Exhibit
          (a)(1) to Post- Effective Amendment No. 6 on Form N-1A of the
          Registrant, and Article Fifth of Registrant's Articles of Amendment,
          appearing as Exhibit (a)(2) to Post-Effective Amendment No. 9 to the
          Registration Statement on March 30, 1998; and Sections 3, 4, 5, 7, 8,
          9, 10, 11, 22, 25, 30, 31, 33, 39, 45 and 46 of Registrant's By-Laws
          appearing as Exhibit (b)(1) to Post-Effective Amendment No. 6 on Form
          N-1A, and Sections 25, 30 & 31 of Registrant's By-Laws appearing as
          Exhibit (b)(2) to Post-Effective Amendment No. 9 on Form N-1A of
          American Century Capital Portfolios, Inc., File No. 33-64872.

(d)       (1) Management Agreement between American Century World Mutual Funds,
          Inc. and American Century Investment Management, Inc., dated August 1,
          1997 (filed electronically as an Exhibit to Post-Effective Amendment
          No. 12 to the Registration Statement of the Registrant on November 13,
          1998, File No. 33-39242).

          (2) Addendum to the Management Agreement between American Century
          World Mutual Funds, Inc. and American Century Investment Management,
          Inc., dated December 1, 1998 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 15 to the Registration Statement of the
          Registrant on March 31, 1999, File No. 33-39242).

          (3) Addendum to the Management Agreement between American Century
          World Mutual Funds, Inc. and American Century Investment Management,
          Inc., dated as of June 1, 2000 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 19 to the Registration Statement of the
          Registrant on May 24, 2000, File No. 33-39242).

          (4) Addendum to the Management Agreement between American Century
          World Mutual Funds, Inc. and American Century Investment Management,
          Inc., dated May 1, 2001 (filed electronically as Exhibit d4 to
          Post-Effective Amendment No. 24 to the Registration Statement of the
          Registrant on April 19, 2001, File No. 33-39242).

(e)       (1) Distribution Agreement between American Century World Mutual
          Funds, Inc. and American Century Investment Services, Inc., dated
          March 13, 2000 (filed electronically as Exhibit e7 to Post-Effective
          Amendment No. 17 to the Registration Statement of the Registrant on
          March 30, 2000, File No. 33-39242).

          (2) Amendment No. 1 to the Distribution Agreement between American
          Century World Mutual Funds, Inc. and American Century Investment
          Services, Inc., dated June 1, 2000 (filed electronically as Exhibit e9 to Post-Effective Amendment No. 19 to the Registration Statement of
          the Registrant on May 24, 2000, File No. 33-39242).

          (3) Amendment No. 2 to the Distribution Agreement between American
          Century World Mutual Funds, Inc. and American Century Investment
          Services, Inc., dated November 20, 2000 (filed electronically as
          Exhibit e10 to Post-Effective Amendment No. 29 to the Registration
          Statement of American Century Variable Portfolios, Inc. on December 1,
          2000, File No. 33-14567).

          (4) Amendment No. 3 to the Distribution Agreement between American
          Century World Mutual Funds, Inc. and American Century Investment
          Services, Inc., dated March 1, 2001 (filed electronically as Exhibit
          e4 to Post-Effective Amendment No. 35 to the Registration Statement of
          American Century Target Maturities Trust on April 17, 2001, File No.
          2-94608).

          (5) Amendment No. 4 to the Distribution Agreement between American
          Century World Mutual Funds, Inc. and American Century Investment
          Services, Inc., dated April 30, 2001 (filed electronically as Exhibit
          e5 to Post-Effective Amendment No. 35 to the Registration Statement of
          American Century Target Maturities Trust on April 17, 2001, File No.
          2-94608).

          (6) Amendment No. 5 to the Distribution Agreement between American
          Century World Mutual Funds, Inc. and American Century Investment
          Services, Inc., dated May 24, 2001 (filed electronically as Exhibit e6 to Post-Effective Amendment No. 21 to the Registration Statement of
          American Century Capital Portfolios, Inc., on July 30, 2001, File No.
          33-64872).

          (7) Amendment No. 6 to the Distribution Agreement between American
          Century World Mutual Funds, Inc. and American Century Investment
          Services, Inc., dated August 1, 2001 (filed electronically as Exhibit
          e7 to Post-Effective Amendment No. 21 to the Registration Statement of
          American Century Capital Portfolios, Inc., on July 30, 2001, File No.
          33-64872).

          (8) Amendment No. 7 to the Distribution Agreement between American
          Century World Mutual Funds, Inc. and American Century Investment
          Services, Inc., dated December 3, 2001 (filed electronically as
          Exhibit e8 to Post-Effective Amendment No. 16 to the Registration
          Statement of American Century Investment Trust, on November 30, 2001,
          File No. 33-65170).

          (9) Amendment No. 8 to the Distribution Agreement between American
          Century World Mutual Funds, Inc. and American Century Investment
          Services, Inc., dated March 1, 2002, (filed electronically as Exhibit
          e9 to Post-Effective Amendment No. 96 to the Registration Statement of
          American Century Mutual Funds, Inc., on February 28, 2002, File No.
          2-14213).

          (10) Amendment No. 9 to the Distribution Agreement between American
          Century World Mutual Funds, Inc. and American Century Investment
          Services, Inc., dated March 6, 2002 (filed electronically as Exhibit
          e10 to Post-Effective Amendment No. 96 to the Registration Statement
          of American Century Mutual Funds, Inc., on February 28, 2002, File No.
          2-14213).

(f)       Not applicable.

(g)       (1) Master Agreement by and between Twentieth Century Services, Inc.
          and Commerce Bank, N. A., dated January 22, 1997 (filed electronically as Exhibit 8e to Post-Effective Amendment No. 76 to the Registration
          Statement of American Century Mutual Funds, Inc. on February 28, 1997,
          File No. 2-14213).

          (2) Global Custody Agreement between American Century Investments and
          The Chase Manhattan Bank, dated August 9, 1996 (filed electronically as Exhibit 8 to Post-Effective Amendment No. 31 to the Registration
          Statement of American Century Government Income Trust on February 7,
          1997, File No. 2-99222).

          (3) Amendment to the Global Custody Agreement between American Century
          Investments and The Chase Manhattan Bank, dated December 9, 2000
          (filed electronically as Exhibit g2 to Pre-Effective Amendment No. 2
          to the Registration Statement of American Century Variable Portfolios
          II, Inc. on January 9, 2001, File No. 333-46922).

(h)       (1) Transfer Agency Agreement by and between Twentieth Century World
          Investors, Inc. and Twentieth Century Services, Inc., dated as of
          March 1, 1991 (filed electronically as an Exhibit to Post-Effective
          Amendment No. 6 to the Registration Statement of the Registrant on
          March 29, 1996, File No. 33-39242).

          (2) Supplemental Agreement by and between American Century
          International Discovery Fund, American Century Emerging Markets Fund
          and American Century Global Growth Fund and The Chase Manhattan Bank,
          dated July 30, 1999 (filed electronically as an Exhibit to
          Post-Effective Amendment No. 16 to the Registration Statement of the
          Registrant on March 10, 2000, File No. 33-39242).

          (3) Credit Agreement between American Century Funds and The Chase
          Manhattan Bank, as Administrative Agent, dated as of December 18, 2001
          (filed electronically as Exhibit h7 to Post-Effective Amendment No. 33
          to the Registration Statement of American Century California Tax-Free
          and Municipal Funds on December 28, 2001, File No. 2-82734).

          (4) Supplemental Agreement by and between American Century Strategic
          Allocation Aggressive Fund, American Century Strategic Allocation
          Moderate Fund, American Century Global Growth Fund, American Century
          International Growth Fund and The Chase Manhattan Bank, dated February
          1, 2000 (filed electronically as Exhibit h4 to Post-Effective
          Amendment No. 23 to the Registration Statement of the Registrant on
          March 14, 2001, File No. 33-39242).

(i)       Opinion and Consent of Counsel (filed electronically as Exhibit i of
          Post-Effective Amendment No. 20 to the Registration Statement of the
          Registrant on December 1, 2000, File No. 33-39242).

(j)       (1) Consent of Deloitte & Touche LLP is included herein.

          (2) Power of Attorney, dated November 18, 2000 (filed electronically as Exhibit j2 to Post-Effective Amendment No. 20 to the Registration
          Statement of the Registrant on December 1, 2000, File No. 33-39242).

          (3) Power of Attorney, dated November 30, 2001 (filed electronically as Exhibit j3 to Post-Effective Amendment No. 94 to the Registration
          Statement of American Century Mutual Funds, Inc. on December 13, 2001,
          File No. 2-14213).

(k)       Not applicable.

(l)       Not applicable.

(m)       (1) Master Distribution and Shareholder Services Plan of Twentieth
          Century Capital Portfolios, Inc., Twentieth Century Investors, Inc.,
          Twentieth Century Strategic Asset Allocations, Inc. and Twentieth
          Century World Investors, Inc. (Advisor Class), dated September 3, 1996
          (filed electronically as Exhibit b15a to Post-Effective Amendment No.
          9 to the Registration Statement of American Century Capital
          Portfolios, Inc. on February 17, 1998, File No. 33-64872).

          (2) Amendment No. 1 to the Master Distribution and Shareholder
          Services Plan of American Century Capital Portfolios, Inc., American
          Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc. and American Century World Mutual Funds, Inc.
          (Advisor Class), dated June 13, 1997 (filed electronically as Exhibit
          b15d to Post-Effective Amendment No. 77 to the Registration Statement
          of American Century Mutual Funds, Inc. on July 17, 1997, File No.
          2-14213).

          (3) Amendment No. 2 to the Master Distribution and Shareholder
          Services Plan of American Century Capital Portfolios, Inc., American
          Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc. and American Century World Mutual Funds, Inc.
          (Advisor Class), dated September 30, 1997 (filed electronically as
          Exhibit b15c to Post-Effective Amendment No. 78 to the Registration
          Statement of American Century Mutual Funds, Inc. on February 26, 1998,
          File No. 2-14213).

          (4) Amendment No. 3 to the Master Distribution and Shareholder
          Services Plan of American Century Capital Portfolios, Inc., American
          Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc., and American Century World Mutual Funds, Inc.
          (Advisor Class), dated June 30, 1998 (filed electronically as Exhibit
          b15e to Post-Effective Amendment No. 11 to the Registration Statement
          of American Century Capital Portfolios, Inc. on June 26, 1998, File
          No. 33-64872).

          (5) Amendment No. 4 to the Master Distribution and Shareholder
          Services Plan of American Century Capital Portfolios, Inc., American
          Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc., and American Century World Mutual Funds, Inc.
          (Advisor Class), dated November 13, 1998 (filed electronically as
          Exhibit b15e to Post-Effective Amendment No. 12 to the Registration
          Statement of the Registrant on November 13, 1998, File No. 33-39242).

          (6) Amendment No. 5 to the Master Distribution and Shareholder
          Services Plan of American Century Capital Portfolios, Inc., American
          Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc. and American Century World Mutual Funds, Inc.
          (Advisor Class), dated February 16, 1999 (filed electronically as
          Exhibit m6 to Post-Effective Amendment No. 83 to the Registration
          Statement of American Century Mutual Funds, Inc. on February 26, 1999,
          File No. 2-14213).

          (7) Amendment No. 6 to the Master Distribution and Shareholder
          Services Plan of American Century Capital Portfolios, Inc., American
          Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc. and American Century World Mutual Funds, Inc.
          (Advisor Class), dated July 30, 1999 (filed electronically as Exhibit
          m7 to Post-Effective Amendment No. 16 to the Registration Statement of
          American Century Capital Portfolios, Inc. on July 29, 1999, File No.
          33-64872).

          (8) Amendment No. 7 to the Master Distribution and Shareholder
          Services Plan of American Century Capital Portfolios, Inc., American
          Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc. and American Century World Mutual Funds, Inc.
          (Advisor Class), dated November 19, 1999 (filed electronically as
          Exhibit m8 to Post-Effective Amendment No. 87 to the Registration
          Statement of American Century Mutual Funds, Inc. on November 29, 1999,
          File No. 2-14213).

          (9) Amendment No. 8 to the Master Distribution and Shareholder
          Services Plan of American Century Capital Portfolios, Inc., American
          Century Mutual Funds, Inc., American Century Strategic Asset
          Allocation, Inc. and American Century World Mutual Funds, Inc.
          (Advisor Class), dated June 1, 2000 (filed electronically as Exhibit
          m9 to Post-Effective Amendment No. 19 to the Registration Statement of
          the Registrant on May 24, 2000, File No. 33-39242).

          (10) Amendment No. 9 to the Master Distribution and Shareholder
          Services Plan of American Century Capital Portfolios, Inc., American
          Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc. and American Century World Mutual Funds, Inc.
          (Advisor Class), dated April 30, 2001 (filed electronically as Exhibit
          m10 to Post-Effective Amendment No. 24 to the Registration Statement
          of the Registrant on April 19, 2001, File No. 33-39242).

          (11) Amendment No. 10 to the Master Distribution and Shareholder
          Services Plan of American Century Capital Portfolios, Inc., American
          Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc. and American Century World Mutual Funds, Inc.
          (Advisor Class), dated December 3, 2001 (filed electronically as
          Exhibit m11 to Post-Effective Amendment No. 94 to the Registration
          Statement of American Century Mutual Funds, Inc. on December 13, 2001,
          File No. 2-14213).

          (12) Master Distribution and Individual Shareholder Services Plan of
          American Century Capital Portfolios, Inc., American Century Mutual
          Funds, Inc., American Century Strategic Asset Allocations, Inc. and
          American Century World Mutual Funds, Inc. (C Class), dated March 1,
          2001 (filed electronically as Exhibit m12 to Post-Effective Amendment
          No. 24 to the Registration Statement of the Registrant on April 19,
          2001, File No. 33-39242).

          (13) Amendment No. 1 to the Master Distribution and Individual
          Shareholder Services Plan of American Century Capital Portfolios,
          Inc., American Century Mutual Funds, Inc., American Century Strategic
          Asset Allocations, Inc. and American Century World Mutual Funds, Inc.
          (C Class), dated April 30, 2001 (filed electronically as Exhibit m13 to Post-Effective Amendment No. 24 to the Registration Statement of
          the Registrant on April 19, 2001, File No. 33-39242).

          (14) Shareholder Services Plan of Twentieth Century Capital
          Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century
          Strategic Asset Allocations, Inc. and Twentieth Century World
          Investors, Inc. (Service Class), dated September 3, 1996 (filed electronically as Exhibit b15b to Post-Effective Amendment No. 9 to
          the Registration Statement of American Century Capital Portfolios,
          Inc. on February 17, 1998, File No. 33-64872).

(n)       (1) Multiple Class Plan of American Century Capital Portfolios, Inc.,
          American Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc. and American Century World Mutual Funds, Inc., dated
          March 1, 2001 (filed electronically as Exhibit n1 to Post-Effective
          Amendment No. 24 to the Registration Statement of the Registrant on
          April 19, 2001, File No. 33-39242).

          (2) Amendment No. 1 to the Multiple Class Plan of American Century
          Capital Portfolios, Inc., American Century Mutual Funds, Inc.,
          American Century Strategic Asset Allocations, Inc. and American
          Century World Mutual Funds, Inc., dated April 30, 2001 (filed electronically as Exhibit n2 to Post-Effective Amendment No. 24 to the
          Registration Statement of the Registrant on April 19, 2001, File No.
          33-39242).

          (3) Amendment No. 2 to Multiple Class Plan of American Century Capital
          Portfolios, Inc., American Century Mutual Funds, Inc., American
          Century Strategic Asset Allocations, Inc. and American Century World
          Mutual Funds, Inc., dated December 3, 2001 (filed electronically as
          Exhibit n3 to Post-Effective Amendment No. 94 to the Registration
          Statement of American Century Mutual Funds, Inc., on December 13,
          2001, File No. 2-14213).

(o)       Not applicable.

(p)       American Century Investments Code of Ethics (filed electronically as
          Exhibit p to Post-Effective Amendment No. 30 to the Registration
          Statement of American Century California Tax-Free and Municipal Funds
          on December 29, 2000, File No. 2-82734).

ITEM 24   Persons Controlled by or Under Common Control with Registrant - None.

ITEM 25   Indemnification.

          The Registrant is a Maryland Corporation. Section 2-418 of the
Maryland General Corporation Law allows a Maryland corporation to indemnify its officers, directors, employees and agents to the extent provided in such statute.

          Article XIII of the Registrant's Articles of Incorporation, requires the indemnification of the Registrant's directors and officers to the extent permitted by Section 2-418 of the Maryland General Corporation Law, the
Investment Company Act of 1940 and all other applicable laws.

          The Registrant has purchased an insurance policy insuring its Officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the
Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

ITEM 26   Business and Other Connections of Investment Advisor.

          None.

ITEM 27   Principal Underwriter.

I.  (a) American Century Investment Services, Inc. (ACIS) acts as principal underwriter for the following investment companies:

American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Quantitative Equity Funds
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century Variable Portfolios II, Inc.
American Century World Mutual Funds, Inc.

           ACIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.
ACIS is located at 4500 Main Street, Kansas City, Missouri 64111. ACIS is a
wholly-owned subsidiary of American Century Companies, Inc.

          (b) The following is a list of the directors, executive officers and partners of ACIS:

Name and Principal          Positions and Offices          Positions and Offices
Business Address*             with Underwriter                 with Registrant
--------------------------------------------------------------------------------

James E. Stowers, Jr.      Chairman and Director           Chairman and Director

James E. Stowers III       Co-Chairman and Director               Director

W. Gordon Snyder           President                                none

William M. Lyons           Chief Executive Officer,               President
                           Executive Vice President              and Director

Robert T. Jackson          Executive Vice President,           Executive Vice
                           Chief Financial Officer and         President and
                           Chief Accounting Officer      Chief Financial Officer

Kevin Cuccias              Senior Vice President                    none

Joseph Greene              Senior Vice President                    none

Brian Jeter                Senior Vice President                    none

Mark Killen                Senior Vice President                    none

Tom Kmak                   Senior Vice President                    none

David C. Tucker            Senior Vice President          Senior Vice President
                           and General Counsel

* All addresses are 4500 Main Street, Kansas City, Missouri 64111

          (c) Not applicable.

ITEM 28   Location of Accounts and Records.

          All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of Registrant, American Century Services Corporation and American
Century Investment Management, Inc., all located at American Century Tower, 4500
Main Street, Kansas City, Missouri 64111.

ITEM 29. Management Services.

          Not Applicable.

ITEM 30   Undertakings.

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, American Century World Mutual Funds, Inc., the
Registrant, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 25 and Amendment No. 25 to its Registration
Statement pursuant to Rule 485(b) promulgated under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 25/Amendment
No. 25 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri on the 28th day of March, 2002.

                              American Century World Mutual Funds, Inc.
                              (Registrant)

                              By: /*/William M. Lyons
                              William M. Lyons
                              President and Principal Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this
Post-Effective Amendment No. 25/Amendment No. 25 has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                              Date
---------                   -----                              ----

*William M. Lyons           President                          March 28, 2002
William M. Lyons            and Principal Executive Officer

*Maryanne Roepke            Senior Vice President, Treasurer   March 28, 2002
Maryanne Roepke             and Chief Accounting Officer

*James E. Stowers, Jr.      Chairman of the Board and          March 28, 2002
James E. Stowers, Jr.       Director

*James E. Stowers III       Director                           March 28, 2002
James E. Stowers III

*Thomas A. Brown            Director                           March 28, 2002
Thomas A. Brown

*Andrea C. Hall, Ph.D.      Director                           March 28, 2002
Andrea C. Hall, Ph.D.

*D. D. (Del) Hock           Director                           March 28, 2002
D. D. (Del) Hock

*Donald H. Pratt            Director                           March 28, 2002
Donald H. Pratt

*Gale E. Sayers             Director                           March 28, 2002
Gale E. Sayers

*M. Jeannine Strandjord     Director                           March 28, 2002
M. Jeannine Strandjord

*Timothy S. Webster         Director                           March 28, 2002
Timothy S. Webster

*By /s/Janet A. Nash
    Janet A. Nash
    Attorney-in-Fact